                              [LOGO] BB&T Funds

                                    Annual
                                        Report
                                          To Shareholders

                              September 30, 2001

BB&T Funds
Table of Contents

    Management Discussion of Performance
     Letter from the Chairman and the Investment Advisor...................    1

    Fund Summary
     International Equity Fund.............................................    4
     Small Company Growth Fund.............................................    6
     Capital Appreciation Fund ............................................    8
     Large Company Growth Fund.............................................   10
     Large Company Value Fund..............................................   12
     Mid Cap Value Fund ...................................................   14
     Balanced Fund.........................................................   16
     Capital Manager Funds.................................................   18
     North Carolina Intermediate Tax-Free Fund.............................   24
     South Carolina Intermediate Tax-Free Fund.............................   26
     Virginia Intermediate Tax-Free Fund...................................   28
     West Virginia Intermediate Tax-Free Fund .............................   30
     Intermediate U.S. Government Bond Fund................................   32
     Short-Intermediate U.S. Government Income Fund........................   34
     Intermediate Corporate Bond Fund......................................   36
     Prime Money Market Fund...............................................   38
     U.S. Treasury Money Market Fund.......................................   39

    Financial Statements
     Prime Money Market Fund...............................................   40
     U.S. Treasury Money Market Fund.......................................   48
     Short-Intermediate U.S. Government Income Fund........................   54
     Intermediate U.S. Government Bond Fund................................   59
     Intermediate Corporate Bond Fund......................................   67
     North Carolina Intermediate Tax-Free Fund.............................   75
     South Carolina Intermediate Tax-Free Fund.............................   81
     Virginia Intermediate Tax-Free Fund...................................   87
     West Virginia Intermediate Tax-Free Fund..............................   93
     Balanced Fund.........................................................  101
     Capital Appreciation Fund.............................................  110
     Large Company Value Fund..............................................  118
     Large Company Growth Fund.............................................  126
     Mid Cap Value Fund....................................................  134
     Small Company Growth Fund.............................................  142
     International Equity Fund.............................................  150
     Capital Manager Conservative Growth Fund..............................  158
     Capital Manager Moderate Growth Fund..................................  165
     Capital Manager Growth Fund...........................................  172
     Capital Manager Aggressive Growth Fund................................  179

    Notes to Financial Statements..........................................  186
    Independent Auditors' Report...........................................  218

Letter from the Chairman and the Investment Advisor



Dear Shareholders:

We are pleased to send you this annual report for the 12 months ended September 30, 2001. Historically and economically, this was one of the most extraordinary periods in American history.

Without question, the most compelling story of the year was the wave of terrorist attacks that struck New York, Washington and Pennsylvania on September 11. Along with our fellow Americans, all of us at BB&T were shocked by the tragedy. Since the beginning of the crisis, our thoughts and prayers have gone out to the victims and their families.

We have complete faith in the resiliency and strength of our country, and the courage and determination of its citizens. After the events of September 11, and the weeks that followed, the following heartened us:

 . The foundation of our financial system never crumbled. The U.S. Federal
  Reserve, with the support of central banks around the world, took appropriate action to keep the U.S. economy running smoothly--by injecting additional liquidity into the system and lowering interest rates.

 . Despite the tragedy, our business remained fully functional. Officials at the New York Stock Exchange and other exchanges took prudent measures to ensure the stability of the financial markets.

 . BB&T stayed alert and responsive to the needs of our shareholders. While no one could have anticipated such a catastrophe, we had in place a plan to deal with unexpected market closures and other emergencies. Our records were, and are, secure.

Nevertheless, this was, and continues to be, a tough time for our country. As investment managers responsible for the management of our shareholders' assets, we have had to consider how recent events could affect the U.S. economy and financial markets.

A weaker economy dragged stock prices lower, while bonds surged

The domestic economy had been sputtering long before September 11. By every essential measure, economic growth had been faltering for months. The terrorist attacks further weakened the economy's underpinnings and dented consumer confidence, and, we believe, pushed our already fragile economy into a recession.

One casualty of the depressed economic growth was corporate earnings. With sharply lower earnings throughout most major sectors, investors saw little reason to remain enthused about stocks. The S&P 500 Stock Index,/1/ considered the proxy for the overall market slid 26.6% during the period, while the Nasdaq Composite Index/2/--home to many of previously high-flying technology issues-- plummeted 59.2%. Our BB&T equity funds could not escape such a widespread collapse in stock prices. Our value funds did relatively well in preserving shareholders' capital, but our growth funds experienced the full brunt of the market decline.

Fixed-income securities, on the other hand, thrived in an environment marked by shrinking growth, lower inflation and falling interest rates. Indeed, since the beginning of 2001, the Federal Reserve Board (the "Fed") has cut short-term rates 10 times, taking the Fed Funds rate--the rate banks charge one another for overnight loans--down to two percent, its lowest level since 1961.

Although the Fed's influence is more closely linked to the short end of the yield curve, such a wholesale lowering of interest rates served as an impetus to nearly every type of debt security. Our bond funds performed extremely well, providing an antidote to falling stock prices for investors who diversified among asset classes.

We are moderately optimistic about stocks' long-term prospects

As long-term investors, we always advise shareholders to resist making investment decisions based on short-term market volatility or unpredictable events. Recent market activity bears this out. Following the September attacks, the stock markets were closed for several days. When they reopened, stocks fell, eventually hitting new lows on September 21. Since then, however, the market has rallied. As we write this letter in early November, the S&P 500 is 15% above its low, Nasdaq is 29% higher (as of Nov. 7). Investors who sold at the market lows lost the opportunity to share in a significant, and swift, recovery.

Looking ahead, there is bad news and good news. The bad news is the possibility that the economy could turn even weaker on a near-term basis. The fallout from the attacks on America has swept through the nation and will continue to have a chilling effect.

The good news is that 10 interest-rate cuts by the Fed should start to get the economy moving again; we believe government spending will also add some fuel. By early 2002, we could experience a "springboard" effect, with the economy regaining its momentum.

How would this scenario influence stocks? Historically, the stock market

 /1/The S&P 500 Stock Index is an unmanaged index generally considered to be representative of the performance of the stock market as a whole. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/The Nasdaq Composite Index is a market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market, as well as National Market System-traded foreign common stock and American Depositary Receipts (ADRs).

has been forward-looking; if an economic recovery were to come about next year, stocks could be expected to bounce back six to nine months earlier--which means that the upturn that began in late September could be sustainable.

On the fixed-income front, we believe there is less room for robust growth in bond prices. Bonds have done very well, it may be time to take some profits and put them to work in high-quality stocks that would benefit from a recovery. Our BB&T Capital Manager Funds are especially useful tools in this area; the fund managers continually rebalance their portfolios to spread risk and take advantage of volatility in multiple asset classes and sectors.

With all that is going on in the world and in the financial markets, it is essential for investors to keep a proper perspective on how their investments can help them achieve their long-term goals. At BB&T, we encourage reviewing your investment plan and act to reallocate your assets. On the other hand, if it is appropriate, to leave your portfolio alone.

Since 1872, through wars, economic turmoil and other crises, our investment professionals have adhered to a sensible, disciplined approach. We believe that, at this difficult point in time, it is more important than ever to remain prudently diversified and focused on long-term objectives.

As always, we remain ready to answer any questions you might have about your accounts and the BB&T Funds. Please do not hesitate to speak with your BB&T investment professional, or call us at 1-800-453-7348.

Sincerely,

/s/ Walter B. Grimm

Walter B. Grimm
President
BB&T Funds

/n/ David C. McMahon

David C. McMahon
President
BB&T Asset Management, LLC

 This report is authorized for distribution only when preceded or accompanied by a prospectus. Please read the prospectus carefully before investing or sending money. The BB&T Funds are distributed by BISYS Fund Services LP. The BB&T Funds are NOT FDIC INSURED and are not deposits or obligations of, or guaranteed or endorsed by, BB&T Asset Management, LLC or its affiliates. Investment products involve investment risk, including the possible loss of principal.

                                       2
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                                       3

 BB&T International Equity Fund+



Portfolio Managers

Kenneth Anderson and Will Low
Blackrock International, Ltd.

The BB&T International Equity Fund
is co-managed by Mr. Anderson and
Mr. Low, each a director and
international equity portfolio
manager for BlackRock
International, Ltd., subadvisor to
the Fund. Mr. Anderson earned BA
and MPhil degrees in economics at
Strathclyde and Cambridge
Universities, and has 14 years of
experience as a portfolio manager
and equity analyst. Mr. Low
received a B.Sc. degree, with
honors, from the University of
Edinburgh and has managed funds and
trusts since 1990.

Portfolio Managers' Perspective

"Opportunities are plentiful overseas, solid economic growth fueled by low inflation, is starting to take hold in Europe, Asia, and Latin America. Therefore, a disciplined, well-defined investment process is required to capture companies with strong growth potential, while mitigating risk at the same time. By investing in an international fund such as ours, investors can seek to share in the financial success of many companies outside the U.S., while adding foreign diversification to their portfolios."


For the 12 months ended September 30, 2001, the Fund produced a total return of -28.33% (Trust Shares), compared to -28.53% for its benchmark, the Morgan Stanley Capital International EAFE Index.

The worldwide downturn has affected most markets

To put it bluntly, the global economy entered the worst synchronized downturn in more than a quarter of a century. Companies around the world warned that their profits would not meet expectations and many former high-fliers in the telecommunication and technology sectors struggled to survive. The damage was widespread, from the U.K., across Europe, throughout Japan and Asia, and among most of the world's emerging markets.

We have taken a cautious view on the outlook of the world's economies, and stock markets, for quite some time. During the first three quarters of our fiscal year, we took a very defensive stance. For instance, we were sharply underweighted in the information technology sector. We were concerned about the excess investments in capacity that had taken place in that sector on a global basis, and we felt there was no quick resolution to this.

During the last three months of the period, an important change in the portfolio was our decision to reduce the weighting in the banking sector on a global basis. We felt that the consensus among many investors that financial stocks were a defensive haven was mistaken, given the pending deterioration in the credit cycle. Consequently, we ended the period with no assets invested in Japanese banks, and a significantly underweighted position in U.K. and European banks.

As of September 30, 2001, approximately 51.6% of the Fund's net assets were invested in Continental Europe, 19.7% in the United Kingdom, 15.8% in Japan, 3.0% in other Pacific Basin countries, 2.7% in the world's emerging markets, 1.2% in Canada, and 5.6% in cash and cash equivalents./1/

The Fund's top five equity holdings were Elsevier (3.5% of the Fund's net assets), BP PLC (3.3%), Carrefour Supermarche (3.1%), Unilever PLC (3.1%) and Compass Group PLC (3.0%)./1/

The world's economies still have difficult times ahead

Looking ahead, we feel that the global economic environment is probably going to remain deflationary until the excess capacity situation that exists in many industries is resolved. The central banks of the world are attempting to alleviate this trend by encouraging private consumption with lower interest rates. However, we do not anticipate a rapid turnaround in consumer spending, as the level of savings is close to historic lows in many western economies.

We believe the potential saving grace would be some increased governmental spending, although we see restraints in Europe and Japan has failed to restart their economy with this mechanism over the last decade.

The bottom line, in our opinion, will be much lower levels in nominal growth in the immediate future, albeit we are probably getting close to the worst part of the current downturn. We have concentrated on buying the stocks of companies that can survive a more protracted period of low growth. These will be companies with strong balance sheets, decent business franchises that are sustainable and, most importantly, management capable of steering companies through difficult times.

This cautious outlook aside, it should be noted that valuations for many markets are approaching depressed levels. We feel there remains significant hope for companies in many markets to improve their profitability through restructuring. This potential is more notable in Japan and Asia, in particular, and we are ready to be more optimistic on these areas as signs emerge that the weaker global economy is a sufficient catalyst for change.

+ International investing involves increased risk and volatility. /1/The composition of the Fund's holdings is subject to change.

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                                                BB&T International Equity Fund



                                    [CHART]

Value of a $10,000 Investment

                   BB&T International    BB&T International
                       Equity Fund          Equity Fund
                    (Class A Shares)*      (Trust Shares)      MSCI EAFE Index

 1/2/97                    9,425                10,000              10,000
9/30/97                   10,636                11,335              11,042
9/30/98                    9,614                10,264              10,122
9/30/99                   12,338                13,209              13,255
9/30/00                   12,924                13,864              13,676
9/30/01                    9,238                 9,937               9,774

Average Annual Total Return

As of                     Inception        1           Since
September 30, 2001          Date          Year       Inception

Class A Shares*             1/2/97      (32.62)%      (1.66)%
Class B Shares**            1/2/97      (31.46)%      (1.45)%
Class C Shares***           2/1/01/2/   (29.01)%      (1.09)%
Trust Shares                1/2/97      (28.33)%      (0.13)%

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge(CDSC) maximum
    5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains.

 /2/Class C Shares were not in existence before 2/1/01. Performance for peri-ods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

 The Fund is measured against the Morgan Stanley Capital International Eu-rope, Australasia and Far East (EAFE) Index, which is unmanaged and is gen-erally representative of the performance of stock markets in that region. The index is unmanaged and does not reflect the deduction of expenses asso-ciated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these serv-ices. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Small Company Growth Fund+



Portfolio Manager

William J. Wykle
Blackrock Financial Management,
Inc.

Mr. Wykle is Senior Portfolio
Manager and head of the Small Cap
Equity Team for Blackrock Financial
Management, Inc., subadvisor to the
BB&T Small Company Growth Fund. He
has managed the Fund for individual
investors since its inception in
1994. Mr. Wykle graduated magna cum
laude from West Virginia State
College with a B.A. in both History
and Political Science. He has more
than 30 years of investment
experience.

Portfolio Managers' Perspective

"To find small companies with good return potential, we use a disciplined, three-step process that combines quantitative screening, fundamental analysis and diligent diversification. Given our bias toward dynamic growth companies and industries, the sectors that we choose to invest are naturally skewed toward those that we believe possess above-average, long-term growth. Over the years, we believe our stock-selection process has served long-term shareholders well."


For the 12 months ended September 30, 2001, the Fund produced a total return of -54.85% (Trust Shares), compared to -21.21% for its benchmark, the Russell 2000 Index.

Trying to preserve capital while looking for the market to bottom

This was a particularly difficult period for growth funds, and especially for small-company funds in general. The decline in small company shares started in 2000 and continued into 2001. The dramatic slowing of the U.S. economy put tremendous pressure on stock prices. Historically, smaller companies tend to suffer compared to the broader market when the economy is suffering and stocks retreat.

Our intent during this trying period was to be defensive and attempt to preserve as much shareholder capital as possible. We made an effort to be opportunistic in the health care and biotechnology sectors, holding significant weightings in both areas. We also held selected consumer and retail stocks, along with commercial services companies./1/ We tried to be defensive, until we could see indications that the market was reaching some sort of bottom, and that the economy was ready to display some upward momentum and growth. Our strategy was not successful however, due to particular weaknesses in the health care, biotechnology and other sectors in which our weightings exceeded our index.

The Fed's aggressive rate cuts throughout the year as well as other economic indicators made us optimistic that the market would soon reach a bottom. However, the terrorist attacks of September 11 changed everything.

As of September 30, 2001, the top five equity holdings in the Fund were Waste Connections, Inc. (2.5% of the Fund's net assets), AmerisourceBergen Corp. (2.5%), Career Education Corp. (2.4%), Investment Technology Group (2.3%) and Activision, Inc. (2.2%)./1/

A recovery could be on the horizon

Looking ahead, we believe market circumstances are favorable for small-cap growth companies. Interest rates are very low, energy prices are surprisingly modest--though they are subject to some sort of disruption as the U.S. attempts to eradicate terrorism throughout the world--the government appears committed to a program of fiscal stimulus through tax cuts and the government has increased spending. We are also pleased with the mortgage refinancing that has resulted from lower rates, which we believe could help put money in consumers' pockets. We anticipate higher economic growth some time after the first of the year.

+ Small-capitalization funds typically carry additional risk, since smaller companies generally have a higher risk of failure and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.
/1/The composition of the Fund's holdings is subject to change.

                                                BB&T Small Company Growth Fund



                                    [CHART]

Value of a $10,000 Investment

               BB&T Small Company      BB&T Small Company
                   Growth Fund             Growth Fund
                (Class A Shares)*         (Trust Shares)      Russell 2000 Index
12/7/94               9,425                   10,000                10,000
9/30/95              13,695                   14,570                12,172
9/30/96              19,849                   21,180                13,489
9/30/97              22,012                   23,545                17,395
9/30/98              16,771                   17,985                14,021
9/30/99              23,869                   25,656                17,997
9/30/00              36,839                   39,720                22,884
9/30/01              16,594                   17,932                20,223

Average Annual Total Return

                           Inception      1         5         Since
As of September 30, 2001      Date       Year      Year     Inception

Class A Shares*            12/7/94     (57.55)%   (4.65)%      7.72%
Class B Shares**            1/1/96/2/  (56.69)%   (4.36)%      7.96%
Class C Shares***           2/1/01/3/  (57.72)%   (5.09)%      7.36%
Trust Shares               12/7/94     (54.85)%   (3.27)%      8.95%

  * Relects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
    5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class B Shares were not in existence prior to 1/1/96. Performance for pe-riods prior to that is based on the historical performance of the Class A Shares and has been adjusted for the Class B Shares CDSC, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class C Shares were not in existence prior to 2/1/01. Performance for pe-riods prior to that date is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not reflect the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

 The Fund is measured against the Russell 2000 Index, an unmanaged index gen-erally representative of the performance of small-capitalization stocks. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Capital Appreciation Fund



Portfolio Manager

David P. Nolan, Vice President
BB&T Asset Management, LLC

The BB&T Capital Appreciation Fund
is managed by David P. Nolan, who
has managed the Fund since its
inception in 1993. Before joining
BB&T in 2000, Mr. Nolan served as a
vice president of One Valley Bank
and as an account executive with
Alex. Brown & Sons, Inc. He has
more than 20 years of investment
experience.

Portfolio Managers' Perspective

"Mid-cap stocks can play an important role in an investor's asset allocation strategy. The mid-cap sector represents the "sweet spot' of the life cycles of many companies; these companies are more seasoned than they were in their small-cap days--their managers have learned to overcome significant hurdles while gaining critical experience--and have reached the point where their businesses are expanding rapidly. Because this is the time when companies achieve the most rapid growth period in their life cycles, we believe mid caps can offer tremendous potential for revenue acceleration and price appreciation."


For the 12 months ended September 30, 2001, the Fund produced a total return of -44.45% (Trust Shares), compared to -26.61% for its benchmark, the Standard & Poor's 500 Stock Index.

The Fund was caught in the rejection of growth stocks

This was an unusually difficult time for the growth stocks, which comprised our portfolio for the period. Notable during the period is that we were moving the average market capitalization of the Fund from large- to mid-cap. Nevertheless, growth stocks whether large- or mid-cap in nature, suffered from nearly wholesale abandonment by investors.

Back in the spring of 2000, the market had priced growth stocks based on a "perfect scenario"--giving companies valuation multiples that were unsustainable. During the last 18 months, we have experienced a sharp contraction in multiples along with a rapid decline in corporate earnings; this was perhaps the most rapid deceleration of earnings in history.

When you combine plunging earnings with investors' lack of confidence, you have a situation where growth stocks were severely punished. This situation was set up by the massive overvaluation we saw through the spring of 2000, and triggered by investors' realization that earnings were not just going to slow down, but reverse direction.

Our shareholders expect us to be growth-stock managers; our mandate is to buy growth stocks, even if the market climate is not hospitable. Nonetheless, we have produced solid returns over the last five years by investing in growth stocks and our basic investment strategy is not altered by a cyclical rotation out of the growth sector.

As of September 30, 2001, the top five equity holdings in the Fund were Caremark RX, Inc. (3.4% of the Fund's net assets), Express Scripts, Inc. (3.2%), Forest Labs, Inc. (2.9%), AmerisourceBergen Corp. (2.9%) and Family Dollar Stores, Inc. (2.8%)./1/

The economy is sowing seeds for a recovery

Under normal conditions, a long string of interest-rate cuts by the Fed would translate into robust returns for growth stocks. With the last 12 months being far from normal--moribund earnings outweighed the positive interest-rate news-- the growth sector did not respond, as one would expect.

Still, we are optimistic about the fiscal year to come. We need earnings to stop falling, and we believe that should happen. In addition, the Fed's rate cuts should soon begin to take hold and help nudge the economy back toward recovery. When that occurs, we feel the types of stocks we own should do well.

/1/The composition of the Fund's holdings is subject to change.

                                                BB&T Capital Appreciation Fund


                    BB&T Capital           BB&T Capital
                  Appreciation Fund     Appreciation Fund
                  (Class A Shares)*       (Trust Shares)     S&P 500 Stock Index
12/1/93                                       10,000
2/30/93                  9,429                                     10,000
9/30/94                  9,163                 9,757               10,256
9/30/95                 12,102                12,295               13,307
9/30/96                 13,694                14,661               16,013
9/30/97                 17,714                19,020               22,489
9/30/98                 18,673                20,096               24,524
9/30/99                 25,816                27,847               31,341
9/30/00                 36,102                39,047               35,506
9/30/01                 20,000                21,689               26,051

Average Annual Total Return

As of                        Inception          1          5            Since
September 30, 2001              Date           Year       Year        Inception

Class A Shares*               12/30/93/2/    (47.79)%     6.60%         9.36%
Class B Shares**              7/25/01/2/     (47.20)%     6.94%         9.30%
Class C Shares***             7/25/01/2/     (45.52)%     7.09%         9.33%
Trust Shares                  12/1/93/2/     (44.45)%     8.15%        10.39%

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


  The chart above represents a comparison of a hypothetical $10,000 invest-ment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Fund performance as shown for Class A and Trust Shares includes the per-formance of the OVB Capital Appreciation Portfolio for the periods prior to its consolidation with the BB&T Capital Appreciation Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. The Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the his-torical performance of the Class A Shares and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares' 12b-1 fees and ex-penses. With those adjustments, performance would be lower.

 The Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.

 Past performance is not predictive of future results. Investment return and principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Large Company Growth Fund



Portfolio Managers

The Growth Equity Portfolio
Management Team
James L. Luke, CFA
(Director of Growth Equity),
Forrest Long and Charles Ryan.

The BB&T Large Company Growth Fund
is managed by a team of equity
investment managers that brings
more than 40 years of investment
management experience to the Fund
and a broad range of skills in
growth stock investing.

Portfolio Managers' Perspective

"We pursue stocks of large established growth companies in the major, fast-growing sectors of the market. We particularly emphasize strong return on equity, earnings momentum and positive earnings surprises, which we believe are the measures of a company's attractiveness, and which ultimately help drive its stock price. We also employ certain valuation measures to ensure we do not overpay for growth."

For the 12 months ended September 30, 2001, the Fund produced a total return of -40.24% (Trust Shares), compared to -26.61% for its benchmark, the Standard & Poor's 500 Stock Index.

This was a tough year for large-company growth stocks

While the last 12 months were unkind to the overall market, they were particularly harsh on the type of large-capitalization growth stocks that comprise our portfolio.

The market really started getting weak at the end of the first quarter of 2000. That retreat continued through the end of calendar year 2000, which hastened some "loss selling" in the last few months and served to drive prices even lower. The most dramatic decline was in the technology sector, especially telecommunications and Internet stocks.

During the Fund's first fiscal quarter (the fourth calendar quarter of 2000), we were in a generally defensive posture, with an underweighting in the technology sector. We entered January 2001 in that position. In January, the market enjoyed a very strong rally, which left us behind our target index, the S&P 500 Index; this rally, however, soon diminished. During the next few months, we reexamined our allocations. As the market sank to its lows in late March and early April, we rebuilt our technology weighting, to be closer to our index's allocations./1/

At that time, we believed this would be near a market bottom and we moved aggressively to position the Fund for a recovery. Unfortunately, additional earnings disappointments, weak sales and continued economic weakness led us to again scale back our technology weighting during the summer; at the same time, we increased our weightings in such sectors as health care and financials./1/

We believed that until the September 11 terrorist attacks occurred the U.S. might avoid a recession. We thought the economy would skate very close to recessionary levels, with the possibility of a negative gross domestic number in the fourth calendar quarter, but we felt the Fed's interest-rate cuts would rekindle the economy by the first quarter of 2002. However, the attacks on America pushed the economy into recession, depressed market sentiment and dragged stock prices sharply lower--at least in the short term.

As of September 30, 2001, the top five equity holdings in the Fund were Cardinal Health (2.9% of the Fund's net assets), Baxter International, Inc. (2.9%), Tyco International Ltd. (2.5%), Wal-Mart Stores, Inc. (2.5%) and Microsoft Corp. (2.3%)./1/

An economic recovery seems likely next year

Looking ahead, we expect the Fed's stimulative monetary policy, which has been in effect since January, to start having an effect on the economy, which we believe could return to a growth mode in the early part of 2002.

With that in mind, and noting that the stock market often presages such a recovery with higher stock prices, we have rebalanced our portfolio allocation to more closely reflect our benchmark's sector weightings. However, we continue to be overweighted in health care and financial stocks, and underweighted in the information technology sector. As we identify promising information technology companies that reach attractive pricing levels, we plan to add them to the portfolio.

/1/The composition of the Fund's holdings is subject to change.

                                                BB&T Large Company Growth Fund



                                    [CHART]

Value of a $10,000 Investment

                 BB&T Large Company         BB&T Large Company
                   Growth Fund                 Growth Fund            S&P 500
                 (Class A Shares)*            (Trust Shares)        Stock Index

10/3/97               9,425                       10,000               10,000
9/30/98                9186                        9,767               10,905
9/30/99              12,027                       12,810               13,937
9/30/00              15,645                       16,720               15,788
9/30/01               9,331                        9,993               11,584

Average Annual Total Return

As of                  Inception          1            Since
September 30, 2001       Date            Year        Inception

Class A Shares*        10/3/97         (43.79)%       (1.72)%
Class B Shares**       10/3/97         (43.01)%       (1.36)%
Class C Shares***       2/1/01/2/      (41.29)%       (0.91)%
Trust Shares           10/3/97         (40.24)%       (0.02)%

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).

 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class C Shares were not in existence prior to 2/1/01. Performance for pe-riods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

 The Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses as-sociated with a mutual fund, such as investment management and fund account-ing fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Large Company Value Fund



Portfolio Managers

The Value Equity Portfolio
Management Team
Rick B. Jones, CFA (director),
David Ellis, Buel S. Sears, CFA and
Eric Farls, CFA.

The BB&T Large Company Value Fund
is managed by a team of equity
investment managers that together
bring 58 years of investment
management experience to the Fund,
and a broad range of equity
management skills.

Portfolio Managers' Perspective

"Our diversified value approach to investing emphasizes the stocks of financially strong, large- to mid-sized companies that are trading at reasonable valuations. We use specific momentum factors to aid in the timing of investment decisions. We use both quantitative and fundamental tools in our equity selection process. Finally, we diversify the portfolio by economic sectors, industry sectors and by individual holdings in order to manage risk."

                                     ****
                                4 Star Overall
                            Morningstar(TM) rating
                         (among 4,633 Domestic Equity
                         funds overall as of 9/30/01)+

For the 12 months ended September 30, 2001, the Fund produced a total return of -3.53% (Trust Shares), compared to -26.61% and -8.91% for its benchmarks, the Standard & Poor's 500 Stock Index and the Russell 1000 Value Index.

We attempted to preserve much of our shareholders' principal

While the Fund was not immune to the powerful economic and political forces that drove the overall stock market sharply lower, we were successful in avoiding most of the market's decline for the fiscal year as a whole, thus providing a relative measure of shelter for shareholders who were invested in the Fund for the full 12 months.

An important driver of the prolonged weakness of the market was a reevaluation of the stock market's intrinsic worth; investors adjusted their assessments of market conditions. This reevaluation was spurred by the slowing economy, which, along with a deterioration in corporate earnings growth, splintered a lot of the underpinnings that had supported new economy assumptions, and the overextension of high Price-to-Earnings stock prices.

It is important to understand that, for the average stock, the bear market actually started much earlier, in April 1998, while a select group of technology, telecommunications and Internet names soared ever higher. During the last 18 months, the tech/telecom group has suffered its own savage bear market, while the average stock has held up reasonably well.

Our Fund did well during the period because we generally do not favor high-flying growth stocks with insupportable valuations. We invest in stocks, which we perceive to offer clear value; we define value based on a company's projected earnings, assets, cash flow, and/or break-up value. These traditional valuation measures did much to serve the interests of our shareholders during a difficult period.

We also benefited from remaining broadly diversified across many sectors, especially those that traditionally are considered defensive in nature. During the period, we built positions in such sectors as regional telephone companies, utilities, raw materials, financial services, and health care./1/

As of September 30, 2001, the top five equity holdings in the Fund were BellSouth Corp. (2.6% of the Fund's net assets), SBC Communications, Inc. (2.5%), Kimberly Clark Corp. (2.4%), TXU Corp. (2.4%) and Abbott Labs (2.3%)./1/

Preparing for the U.S. economy to recover

The portfolio has been defensively positioned over the last 12 months, as stock prices in general have fallen. However, looking ahead we are finding attractive opportunities in companies that we feel will benefit from a recovering economy. We have been adding to, or establishing new positions, in some of the more economically sensitive areas of the market such as raw materials, and telecommunication service providers. Still, we remain broadly diversified; it is not our style to make big sector bets. Instead, we're trying to add incremental value through careful stock selection--buying the stocks of high-quality, financially strong, undervalued companies. Just as we have always done.
/1/The composition of the Fund's holdings is subject to change.
+ Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) more than 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund received 3 stars for the three-and 4 stars for the five-year period, but was not rated for the ten-year period. It was rated among 4,633 domestic equity funds for the three-year period and 2,904 for the 5-year period. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.

                                                 BB&T Large Company Value Fund



                                    [CHART]
Value of a $10,000 Investment

          BB&T Large Company   BB&T Large Company
              Value Fund           Value Fund        S&P 500      Russell 1000
           (Class A Shares)*     (Trust Shares)    Stock Index  Value TR (Index)
10/9/92           9,425              10,000           10,000         10,000
9/30/93          10,906              11,606           11,300         12,538
9/30/94          11,269              12,020           11,717         12,450
9/30/95          13,593              14,531           15,202         15,898
9/30/96          16,444              17,628           18,293         18,751
9/30/97          22,659              24,349           25,692         28,684
9/30/98          22,683              24,434           28,016         27,643
9/30/99          25,322              27,339           35,805         32,817
9/30/00          26,764              28,949           40,562         35,743
9/30/01          25,755              27,927           29,761         32,557

Average Annual Total Return

As of                     Inception         1         5          Since
September 30, 2001          Date          Year      Year       Inception

Class A Shares*           10/2/92       (9.29)%    8.11%         11.12%
Class B Shares**           1/1/96/2/    (8.12)%    8.39%         11.30%
Class C Shares***          2/1/01/3/    (4.87)%    6.84%          9.88%
Trust Shares              10/9/92       (3.53)%    9.64%         12.12%

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class B Shares were not in existence prior to 1/1/96. Performance for pe-riods prior to that is based upon the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not reflect the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class C Shares were not in existence prior to 2/1/01. Performance for pe-riods prior to that are based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if re-flected, performance would have been lower.

 The BB&T Large Company Value Fund has changed its benchmark from the S&P 500 Stock Index to the Russell 1000 Value Index, to best represent the current objective of the Fund. The S&P 500 Stock Index is generally considered to be representative of the stock market as a whole, the Russell 1000 Value Index consists of 1,000 of the largest capitalized U.S. domiciled companies. Com-panies in this index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values. These indices are unmanaged and do not reflect the deduction of expenses associ-ated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these serv-ices. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Mid Cap Value Fund



Portfolio Manager

Buel S. Sears, CFA
Vice President, BB&T Asset
Management, LLC

The BB&T Mid Cap Value Fund is
managed by Buel S. Sears, CFA. Mr.
Sears has more than 18 years of
investment experience and has
managed the Mid Cap Value Fund
since 1997. He served as a Vice
President of One Valley Bank and
managed Huntington Bank's West
Virginia Trust Investment Group for
12 years before joining BB&T in
2000.

Portfolio Managers' Perspective

"Just as we believe in the potential benefits of investors' diversifying into the mid-cap value sector as a whole, we practice broad diversification in our fund, with a commitment to controlling volatility. We diversify among economic sectors, industries and individual companies, with no more than 5% of the portfolio invested in any single security. We take a hard look at how companies in different industries can have similar risk profiles and we build our portfolio with an awareness of these correlations among our holdings. We also provide value to our shareholders by stressing low turnover, which can both lower costs and improve tax efficiency."

                                    * * * *
                                 4 Star Overall
                             Morningstar(TM) rating
                          (among 4.633 Domestic Equity
                         funds overall as of 9/30/01)+

For the 12 months ended September 30, 2001, the Fund produced a total return of -2.89% (Trust Shares), compared to -16.89% for its benchmark, the S&P 500/BARRA Value Index.

Our value discipline did strikingly well

In a very difficult environment, the Fund significantly outperformed the broader market. Our value-oriented stance was certainly an essential factor. After years of investors' chasing high-octane growth issues, we witnessed a return to fundamentally solid value stocks. This was evident in the dramatic shift in investor sentiment. Eighteen months ago, investors cared little about risk. Now, everyone is obsessed with the risk inherent in the stocks they own.

Companies with solid earnings, reasonable valuations and dividend income did well during the period; such companies comprise our core investments.

From a strategic standpoint, our investment discipline leads us to consider companies that are riding waves of long-term demographic and business themes. For example, we are intrigued by the aging of America and the fact that people are living longer, and the investment opportunities presented by such a momentous demographic trend. We also believe that productivity gains and a more dynamic leveraging of technology present significant investment opportunities. Normally, we do not target a single industry or sector at any given time. Rather, we are attracted to companies with management teams that are experienced in a range of business climates. What these managers have in common is that they know what to do with their cash flows, they are focused on their businesses, and they understand how to grow business even when times turn tough.

As of September 30, 2001, the top five equity holdings in the Fund were Jefferson-Pilot Corp. (3.0% of the
Fund's net assets), McKesson HBOC, Inc. (2.3%), Kerr-McGee Corp. (2.1%), Genuine Parts Co. (1.9%) and American Water Works, Inc. (1.9%)./1/

We are optimistic about long-term prospects

Near term, we are cautious on the market. We expect the economy and earnings to weaken sharply over the next two months. Yet, such weakness often spells opportunity to disciplined investors. This could be a good time to put our modest cash reserves to work and pick up shares of some excellent companies at attractive levels.

Our outlook for 2002 is much more positive. We base our optimism on lower interest rates, increased government spending, the enactment of tax cuts, stabilization of energy prices and a reversal in inventory levels. The next 12 months could see the beginning of a new economic expansion and we aim to have the Fund positioned to take advantage of a recovery in stock prices.

/1/The composition of the Fund's holdings is subject to change.

                                                       BB&T Mid Cap Value Fund



                                    [CHART]

Value of a $10,000 Investment

                        BB&T Mid Cap        BB&T Mid Cap
                         Value Fund          Value Fund       S&P 500/BARRA
                      (Class A Shares)*    (Trust Shares)      Value Index
8/1/96                       9,425              10,000            10,000
9/30/96                      9,746              10,340            10,716
9/30/97                     12,479              13,277            14,918
9/30/98                     12,915              13,772            14,891
9/30/99                     15,365              16,412            18,089
9/30/00                     16,404              17,565            20,575
9/30/01                     15,885              17,058            17,100

Average Annual Total Return

As of                   Inception       1           5         Since
September 30, 2001        Date         Year        Year     Inception

Class A Shares*         8/1/96/2/     (8.73)%      8.97%      9.37%
Class B Shares**        7/25/01/2/    (7.61)%      9.31%      9.67%
Class C Shares***       7/25/01/2/    (4.76)%      9.44%      9.80%
Trust Shares            8/1/96/2/     (2.89)%     10.53%     10.89%

  *Reflects maximum 5.75% sales charge.
 **Reflects the applicable contingent deferred sales charge (CDSC)
   maximum 5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Performance shown for Class A and Trust Shares includes the performance of the OVB Equity Income Portfolio for the periods prior to its consoli-dation with the BB&T Mid Cap Value Fund on 7/23/01. The performance shown reflects reinvestment of all dividend and capital gains distributions. A portion of the Fund's fees was waived; the performance quoted would have been lower had these waivers not been in effect. Class B and C Shares were not in existence prior to 7/25/01. Performance for periods prior to 7/25/01 is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class B and C Shares, respectively, but such performance does not reflect Class B and C Shares' 12b-1 fees and expenses. With those adjustments, performance would be lower than that shown.

 The Fund is measured against the S&P 500/BARRA Value Index, an unmanaged in-dex generally considered to be representative of the performance of the stocks found in the S&P 500 Index with a lower price-to-book ratio. The in-dex is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 + Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) more than 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Class A and Trust Shares of the Fund received 4 stars for the three- and five-year periods, but was not rated for the ten-year period. It was rated among 4,633 do-mestic equity funds for the three-year period and 2,904 for the 5-year period. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% re-ceive 2 stars, and 10% receive 1 star.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Balanced Fund



Portfolio Managers

The Balanced Portfolio Management
Team
David Ellis (director),
Keith F. Karlawish, CFA,
Richard B. Jones, CFA and James L.
Luke, CFA.

The BB&T Balanced Fund is managed
by a team of equity investment
managers that together brings 72
years of investment management
experience to the Fund and a broad
range of specialized skills
encompassing value stocks, growth
stocks and fixed-income securities.

Portfolio Managers' Perspective

"This Fund is positioned to pursue opportunities in well established companies that pay high dividends, but also have low prices relative to the earnings they are expected to generate. In terms of bonds, we look for the best risk/reward tradeoff. We also pay special attention to risk. While we do not avoid risk, we manage it through extensive research and diversification across many economic sectors."

For the 12 months ended September 30, 2001, the Fund produced a total return of -8.52% (Trust Shares), compared to -26.61% and 12.87% for its benchmarks, the Standard & Poor's 500 Stock Index and the Lehman Brothers Intermediate Government Bond Index, respectively.

Sharp gains in bonds helped offset equity losses

Relative to the overall market and many other mutual funds, our Fund did quite well during the period; our return was negative, but we preserved much of our shareholders' capital.

The last 12 months represented a particularly good environment to be invested in bonds and the fixed-income portion of our portfolio rose significantly. With the economy slowing, interest rates falling, and investors fleeing a plunging stock market for the relative safety of fixed-income securities, most bonds rose sharply in value. We also benefited from our bond portfolio being concentrated in the intermediate portion of the yield curve, where price activity was especially positive.

In this context, we modified our investing tactics somewhat, reshaping the portfolio so that it more closely resembles the aggregate bond market, rather than just a sector or two. Among other steps we took, we added our exposure to corporate bonds, based on our expectation that they offered particularly good value going forward.

On the equity side, things were tough all over. In an effort to moderate volatility, while remaining ready for an eventual recovery in stock prices, we remained broadly diversified across many sectors--with an emphasis on high-quality, blue chip names.

As of September 30, 2001, approximately 61% of the portfolio's holdings was invested in stocks, 33% in fixed-income holdings and 6% in cash and cash equivalents. The Fund's top five equity holdings were SBC Communications (1.3% of the Fund's net assets), Abbot Labs (1.3%), Johnson & Johnson (1.3%), Fannie Mae Corp. (1.3%) and Kimberly Clark Corp. (1.3%)./1/

The Fund's fixed-income holdings were invested in U.S. Treasury, government agency, and mortgage-backed and corporate securities. The effective duration of the fixed-income portfolio was approximately 4.4; the average credit quality was AAA./1/

We are positioned to take advantage of any future gains

Since the beginning of calendar year 2001, the Fed has lowered interest rates ten times; other central banks around the world also have intervened with a bias toward easing rates. We feel that the U.S. economy is gearing up for a rebound, which should translate into positive equity performance down the road. At the same time, an improving economic picture should benefit corporate bonds, relative to Treasury securities; our increased weighting in corporates should add to the Fund's total return.

Based upon a sensible view of historical performance, the stock market's long-term direction is up. With that in mind, we understand that our equity portfolio needs to be positioned to take advantage of this long-term trend. Not only are we not distracted by short-term price fluctuations, we consider them opportunities to buy high-quality stocks at fair prices. This is what we have done in recent months, even as market sentiment has slid along with depressed equity values. We are patient investors, and we believe we have found some hidden jewels in the stock market.

/1/The composition of the Fund's holdings is subject to change.

                                                            BB&T Balanced Fund



                                    [CHART]

Value of a $10,000 Investment

                                                 S&P 500       Lehman Brothers
          BB&T Balanced      BB&T Balanced                       Intermediate
              Fund               Fund            Stock         Government Bond
        (Class A Shares)*   (Trust Shares)       Index              Index

 7/1/93       9,425             10,000           10,000             10,000
9/30/93       9,696             10,273           10,258             10,211
9/30/94       9,634             10,230           10,636             10,058
9/30/95      11,369             12,095           13,800             11,125
9/30/96      12,782             13,636           16,607             11,692
9/30/97      15,563             16,652           23,323             12,608
9/30/98      16,636             17,846           25,433             13,946
9/30/99      17,920             19,276           32,504             14,055
9/30/00      18,231             19,646           36,822             14,928
9/30/01      16,641             17,971           27,017             16,849

Average Annual Total Return

As of                     Inception         1         5          Since
September 30, 2001          Date          Year      Year       Inception

Class A Shares*           7/1/93        (13.96)%    4.18%         6.37%
Class B Shares**          1/1/96/2/     (12.81)%    4.47%         6.54%
Class C Shares***         2/1/01/3/     (10.77)%    3.86%         6.17%
Trust Shares              7/1/93         (8.52)%    5.68%         7.36%

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class B Shares were not in existence prior to 1/1/96. Performance for pe-riods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class C Shares were not in existence prior to 2/1/01. Performance for any period prior to that date is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which, if reflected, performance would have been lower.

 The Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Gov-ernment Bonds with maturities of less than 10 years. The indices are unman-aged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Capital Manager Funds



Portfolio Managers

The Balanced Portfolio Management
Team
David Ellis (director),
Richard B. Jones, CFA,
Keith F. Karlawish, CFA and James
L. Luke, CFA.

The Capital Manager Funds are
managed by an investment management
team that together bring 72 years
of investment management experience
to the Fund and a broad range of
specialized skills encompassing
value stocks, growth stocks and
fixed-income securities.

Portfolio Managers' Perspective

"By investing in the Capital Manager Funds, shareholders can take advantage of the dedication of portfolio managers who continually evaluate a wide range of investment opportunities. We try to be proactive, so as not to have to react to changing market conditions around the world. Our goal is to use the entire mix of diverse asset classes at our disposal to help investors achieve their goals."

Conservative Growth Fund
Moderate Growth Fund
Growth Fund
Aggressive Growth Fund*

For the 12 months ended September 30, 2001, the Conservative Growth Fund, the Moderate Growth Fund and the Growth Fund produced a total return of - 6.77%, - 13.81% and -20.68% (Trust Shares), respectively. From its inception on March 19, 2001 to September 30, 2001, the Aggressive Growth Fund produced a return of -10.22% (Trust Shares). The Funds' benchmarks of the Standard & Poor's 500 Stock Index and the Lehman Brothers Intermediate Government Bond Index, produced a -26.61% and 12.87% return for the 12 month period ended September 30, 2001 and for the period from March 19, 2001 to September 30, 2001 the benchmarks produced returns of -10.69% and 6.17%, respectively.

The Funds' relative performances were exactly what we expected

Over the last 12 months, through periods of broad and often unsettling volatility, the overall stock market declined while most sectors of the bond market rose substantially. Consequently, more conservative portfolios--those invested in fixed-income and cash-equivalent securities--did better than portfolios that are more aggressive that held larger stock positions.

The Capital Manager Funds are designed to take advantage of market volatility by periodically rebalancing to pre-established targets. This enables the funds' managers to potentially buy shares of certain funds when they are relatively inexpensive and sell these shares when they fully valued or overvalued.

For the period as a whole, the Capital Manager Funds' returns were in line with their portfolio compositions and levels of risk. In the markets, bonds significantly outperformed stocks; consequently, the Capital Manager Funds with higher allocations to bond portfolios did better than those with more assets invested in stock portfolios.

During the year, we added the BB&T Mid Cap Value Fund and the BB&T Capital Appreciation Fund to the roster of available portfolios. These funds mostly operate in the mid-cap sector, which we believe to be a particularly attractive sector for long-term equity investing.

As of September 30, 2001, these were the stock/bond/cash allocations for each of the four Capital Manager Funds:/1/

                          Common        Cash/Cash
                          Stocks Bonds Equivalents
                          ------ ----- -----------
Conservative Growth Fund  51.5%  45.1%    3.4%
Moderate Growth Fund      69.0%  28.0%    3.0%
Growth Fund               87.1%  10.4%    2.5%
Aggressive Growth Fund    96.8%   0.0%    3.2%

Positioned for the next recovery in stocks

Market volatility, both up and down, tends to come in clusters. We are not hesitant about sensibly committing our assets as our targets, and the market environment, warrants. What we do not want to do is miss the next market upswing when it begins, such an event is discernible only after it has occurred, so it is imperative that long-term investors remain in the market.

What we have done, and will continue to do, is rebalance back to our equity target positions. We feel this will enable us to take advantage of any future uptrend in stock prices.

* The BB&T Capital Manager Aggressive Growth Fund was opened to investors in March 2001, and thus has very little performance history.

/1/The composition of the Fund's holdings is subject to change.

                                 BB&T Capital Manager Conservative Growth Fund



                                    [CHART]

Value of a $10,000 Investment

         BB&T Capital Manager BB&T Capital Manager               Lehman Brothers
             Conservative         Conservative                    Intermediate
              Growth Fund         Growth Fund       S&P 500      Government Bond
           (Class A Shares)*     (Trust Shares)   Stock Index         Index
10/2/97           9,425              10,000          10,000           10,000
9/30/98           9,763              10,395          10,905           11,061
9/30/99          10,563              11,275          13,937           11,148
9/30/00          11,521              12,325          15,788           11,840
9/30/01          10,704              11,491          11,584           13,364

Average Annual Total Return

As of                        Inception          1         Since
September 30, 2001              Date           Year     Inception

Class A Shares*               1/29/98        (12.41)%     1.72%
Class B Shares**              1/29/99/2/     (10.91)%     2.49%
Class C Shares***             2/1/01/3/       (7.71)%     3.04%
Trust Shares                  10/2/97         (6.77)%     3.54%

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).


 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class C Shares were not in existence prior to 2/1/01. Performance for pe-riods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class C Shares, but does not include the Class C Shares 12b-1 fees, which if reflected, performance would have been lower.

 The Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Gov-ernment Bonds with maturities of less than 10 years. The indices are unman-aged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its under-lying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                                     BB&T Capital Manager Moderate Growth Fund



                                    [CHART]

Value of a $10,000 Investment

                                                                 Lehman Brothers
          BB&T Capital Manager BB&T Capital Manager                Intermediate
          Moderate Growth Fund Moderate Growth Fund   S&P 500       Government
            (Class A Shares)*     (Trust Shares)    Stock Index      Bond Fund
10/2/97           9,425              10,000           10,000          10,000
9/30/98           9,484              10,068           10,905          11,061
9/30/99          10,723              11,411           13,937          11,148
9/30/00          11,940              12,738           15,788          11,840
9/30/01          10,269              10,980           11,584          13,364

Average Annual Total Return

As of                     Inception         1       Since
September 30, 2001          Date          Year    Inception

Class A Shares*           1/29/98       (18.97)%    0.67%
Class B Shares**          1/29/99/2/    (17.94)%    1.26%
Class C Shares***          2/1/01/3/    (14.88)%    1.86%
Trust Shares              10/2/97       (13.81)%    2.37%

  * Reflects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC)
    maximum 5.00%.
*** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class C Shares were not in existence prior to 2/1/01. Performance for pe-riods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if re-flected, performance would have been lower.

 The Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Gov-ernment Bonds with maturities of less than 10 years. The indices are unman-aged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its under-lying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                                              BB&T Capital Manager Growth Fund



                                    [CHART]

Value of a $10,000 Investment

                                                                Lehman Brothers
         BB&T Capital Manager  BB&T Capital Manager              Intermediate
              Growth Fund           Growth Fund      S&P 500      Government
           (Class A Shares)*       (Trust Shares)   Stock Index   Bond Fund

10/2/97           9,425                10,000         10,000       10,000
9/30/98           9,246                 9,828         10,905       11,061
9/30/99          10,801                11,495         13,937       11,148
9/30/00          12,315                13,137         15,788       11,840
9/30/01           9,746                10,421         11,584       13,364

Average Annual Total Return

                           Inception      1         Since
As of September 30, 2001      Date       Year     Inception

Class A Shares*            1/29/98     (25.40)%     (0.64)%
Class B Shares**           1/29/99/2/  (24.33)%      0.08%
Class C Shares***           2/1/01/3/  (21.52)%      0.56%
Trust Shares               10/2/97     (20.68)%      1.04%

  * Relects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
    5.00%.
    *** Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class B Shares were not in existence prior to 1/29/99. Performance for periods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class C Shares were not in existence prior to 2/1/01. Performance for pe-riods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if re-flected, performance would have been lower.

 The Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole, and against the Lehman Brothers Intermediate Government Bond Index, widely used as a broad measure of the performance of U.S. Gov-ernment Bonds with maturities of less than 10 years. The indices are unman-aged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its under-lying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                                   BB&T Capital Manager Aggressive Growth Fund



Value of a $10,000 Investment

                                    [CHART]

              BB&T Capital Manager     BB&T Capital Manager
             Aggressive Growth Fund   Aggressive Growth Fund     S&P 500
                 (Class A Shares)*        (Trust Shares)       Stock Index

3/19/01                9,425                  10,000              10,000
3/31/01                9,297                   9,865               9,367
4/30/01                9,901                  10,515              10,094
5/31/01                9,910                  10,525              10,162
6/30/01                9,656                  10,259               9,915
7/31/01                9,543                  10,139               9,817
8/31/01                9,138                   9,708               9,202
9/30/01                8,449                   8,978               8,459

Aggregate Total Return

As of                   Inception          Since
September 30, 2001        Date           Inception

Class A Shares*         3/19/01           (15.51)%
Class B Shares**        3/19/01           (15.15)%
Class C Shares***       3/19/01           (11.68)%
Trust Shares            3/19/01           (10.22)%

  *Reflects maximum 5.75% sales charge.
 **Reflects the applicable contingent deferred sales charge (CDSC)
   maximum 5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 The Fund is measured against the S&P 500 Stock Index, an unmanaged index generally considered to be representative of the performance of the stock market as a whole. The index does not reflect the deduction of expenses as-sociated with a mutual fund, such as investment management and fund account-ing fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total returns for the period would have been lower.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

                    [this page is intentionally left blank]

 BB&T North Carolina Intermediate Tax-Free Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
W. Bishop Jordan
Joseph D. Jackson, CFA Kevin E.
McNair, CFA and
Robert F. Millikan, CFA.

Together, the team brings 31 years
of investment management experience
to the Fund, along with a broad
range of specialized skills
encompassing a cross-section of
fixed-income sectors.

Portfolio Managers' Perspective

"The goal of the Fund is to maximize total return in conjunction with providing high current income that is exempt from both state and federal taxes. We are municipal bond value investors. We compare the historical relationships between sectors of the municipal market (general obligation bonds, revenue bonds and certificate of participation bonds), and overweight the sectors that offer the best relative value. The Fund focuses on intermediate-term bonds (3.5-8.0 years), which historically have offered investors the highest-possible yield for the given level of risk."

                                    * * * *
                                 4 Star Overall
                             Morningstar(TM) rating
                          (among 1,649 municipal bond
                         funds overall as of 9/30/01)++

For the 12 months ended September 30, 2001, the Fund produced a total return of 9.73% (Trust Shares), compared to 9.69% for its benchmark, the Lehman Brothers 7-Year General Obligations Bond Index.

Municipal bonds had a great year

Over the last 12 months, conditions were optimal for most fixed-income securities; if anything, circumstances favored municipal bonds even more. For the fiscal year as a whole, municipal bonds produced returns only nominally below those of the taxable bond market, and with their tax advantages, afforded investors extremely attractive, after-tax performance.

The muni market benefited from a number of constructive factors. First, munis avoided the "event risk" that roiled the corporate market--both from earnings disappointments and warnings, and from the tragic events of September 11. Like Treasury securities, municipal bonds are viewed as a "safe haven"; unlike Treasuries, munis normally do not experience the sharp volatility that often influences the Treasury market.

All the while, we also benefited from the improving interest rate environment. Our decision in the spring to shorten the Fund's duration and average maturity paid extra dividends, as the yield curve steepened significantly. Shorter bonds benefited the most as the Fed rate cuts reduced rates dramatically inside of five years.

These positive factors combined to create unusually strong demand for municipal bonds and helped produce our Fund's strong performance.

As of September 30, 2001, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of North Carolina. Approximately 58.2% were invested in general obligation bonds, 19.3% in revenue bonds and 8.9% in certificates of participation; 11.1% was escrowed to maturity and 2.5% was invested in cash. The effective duration of the portfolio was 5.51 and the average credit quality was Aa1./1/

An economic recovery could pressure bond prices

Looking ahead, we anticipate that yields will not drop a great deal further; it would be very difficult to have as positive an interest-rate environment going forward as we have had the last 12 months; after all, the Fed has cut rates ten times in 2001 (through October). The Fed's actions probably has been sufficient to help the U.S. economy turn up, though continued terrorist threats could delay that recovery.

We are watching such factors as consumer confidence and consumer spending; when they begin to rebound, we feel investors are likely to take some money out of the bond market and put it into stocks.

However, we believe continued political and economic uncertainty could keep bonds, including municipal bonds, in favor among unsettled investors.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/The composition of the Fund's holdings is subject to change.

                                BB&T North Carolina Intermediate Tax-Free Fund



Value of a $10,000 Investment

               BB&T               BB&T        Lehman Brothers  Lehman Brothers
          North Carolina      North Carolina       5-Year           7-Year
           Intermediate        Intermediate        General          General
          Tax-Free Fund       Tax-Free Fund      Obligations     Obligations
         (Class A Shares)*    (Trust Shares)        Index           Index

10/16/92       9,699              10,000            10,000          10,000
9/30/93       10,340              10,662            10,833          11,108
9/30/94       10,202              10,536            10,850          11,004
9/30/95       10,978              11,353            11,856          12,181
9/30/96       11,265              11,666            12,366          12,724
9/30/97       11,973              12,417            13,213          13,751
9/30/98       12,767              13,274            14,130          14,853
9/30/99       12,572              13,078            14,349          14,936
9/30/00       13,206              13,772            15,041          15,745
9/30/01       14,486              15,113            16,461          17,271
Average Annual Total Return

As of                 Inception      1       5       Since
September 30, 2001      Date        Year   Year    Inception

Class A Shares*       10/16/92      6.38%  4.52%   4.22%
Trust Shares          10/16/92      9.73%  5.31%   4.72%

* Reflects maximum 3.00% sales charge



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 The benchmark index for the North Carolina Intermediate Tax-Free Fund has changed from the Lehman Brothers 5-Year General Obligations Index to the Lehman Brothers 7-Year General Obligations Index in order to better repre-sent the investment policies for comparison purposes. These indices are un-managed and generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of five and seven years, respectively. These indices do not reflect the reduction of expenses associated with a mutual fund, such as investment management and fund ac-counting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 ++ Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) more than 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Funds Trust Shares received 4 stars for the three-and five-year periods, but was not rated for the ten-year period. It was rated among 1,649 taxable bond funds for the three-year period and 1,442 for the 5-year period. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). Ten percent of the funds in a rating category re-ceive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% re-ceive 2 stars, and 10% receive 1 star.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T South Carolina Intermediate Tax-Free Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
W. Bishop Jordan
Joseph D. Jackson, CFA Kevin E.
McNair, CFA and
Robert F. Millikan, CFA.

Together, the team brings 31 years
of investment management experience
to the Fund, along with a broad
range of specialized skills
encompassing a cross-section of
fixed-income sectors.

Portfolio Managers' Perspective

"The goal of the fund is to maximize total return in conjunction with providing high current income that is exempt from both state and federal taxes. We are municipal bond value investors. We compare the historical relationships between sectors of the municipal market (general obligation bonds, revenue bonds and certificate of participation bonds), and overweight the sectors that offer the best relative value. The Fund focuses on intermediate-term bonds (3.5-8.0 years), which historically have offered investors the highest-possible yield for the given level of risk."

                                   * * * *
                                 4 Star Overall
                             Morningstar(TM) rating
                          (among 1,649 municipal bond
                        funds overall as of 9/30/01)++

For the 12 months ended September 30, 2001, the Fund produced a total return of 9.76% (Trust Shares), compared to 9.69% for its benchmark, the Lehman Brothers 7-Year General Obligations Bond Index.

Municipal bonds had a great year

Over the last 12 months, conditions were optimal for most fixed-income securities; if anything, circumstances favored municipal bonds even more. For the fiscal year as a whole, municipal bonds produced returns only nominally below those of the taxable bond market, and with their tax advantages, afforded investors extremely attractive, after-tax performance.

The muni market benefited from a number of constructive factors. First, munis avoided the "event risk" that roiled the corporate market--both from earnings disappointments and warnings, and from the tragic events of September 11. Like Treasury securities, municipal bonds are viewed as a "safe haven"; unlike Treasuries, munis normally do not experience the sharp volatility that often affects the Treasury market.

All the while, we also benefited from the improving interest rate environment. Our decision in the spring to shorten the Fund's duration and average maturity paid extra dividends, as the yield curve steepened significantly. Shorter bonds benefited the most as the Fed rate cuts reduced rates dramatically inside of five years.

These positive factors combined to create unusually strong demand for municipal bonds and helped produce our Fund's strong performance.

As of September 30, 2001, 100% of the Fund's bond holdings were debt instruments issued by government entities in the state of South Carolina. Approximately 48.1% was invested in general obligation bonds and 42.8% in revenue bonds, with 7.5% escrowed to maturity and 1.6% in cash. The effective duration of our portfolio was 5.60 and the average credit quality was Aa1./1/

An economic recovery could pressure bond prices

Looking ahead, we anticipate that yields will not drop a great deal further; it would be very difficult to have as positive an interest-rate environment going forward as we have had the last 12 months; after all, the Fed has cut rates ten times in 2001 (through October). The Fed's actions probably has been sufficient to help the U.S. economy turn up, though continued terrorist threats could delay that recovery.

We are watching such factors as consumer confidence and consumer spending; when they begin to rebound, we believe investors are likely to take some money out of the bond market and put it into stocks.

However, we feel continued political and economic uncertainty could keep bonds, including municipal bonds, in favor among unsettled investors.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/The composition of the Fund's holdings is subject to change.

                                BB&T South Carolina Intermediate Tax-Free Fund



                                    [CHART]

Value of a $10,000 Investment

                BB&T                BB&T
           South Carolina      South Carolina   Lehman Brothers Lehman Brothers
            Intermediate        Intermediate    5-Year General  7-Year General
            Tax-Free Fund       Tax-Free Fund    Obligations     Obligations
          (Class A Shares)*    (Trust Shares)       Index           Index
10/20/97        9,699              10,000           10,000          10,000
Sep-98         10,466              10,802           10,629          10,801
Sep-99         10,247              10,588           10,794          10,861
Sep-00         10,770              11,146           11,314          11,450
9/30/01        11,812              12,234           12,382          12,560

Average Annual Total Return

As of                 Inception      1        Since
September 30, 2001      Date        Year    Inception
Class A Shares*       10/20/97      6.34%     4.31%
Trust Shares          10/20/97      9.76%     5.24%

* Reflects maximum 3.00% sales charge



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 The benchmark index for the South Carolina Intermediate Tax-Free Fund has changed from the Lehman Brothers 5-Year General Obligations Index to the Lehman Brothers 7-Year General Obligations Index in order to better repre-sent the investment policies for comparison purposes. These indices are un-managed and generally considered to be representative of the performance of tax-exempt municipal securities with an average maturity of five and seven years, respectively. These indices do not reflect the reduction of expenses associated with a mutual fund, such as investment management and fund ac-counting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 ++ Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) more than 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund's Trust Shares received 4 stars for the three-year period, but was not rated for the five- and ten-year periods. It was rated among 1,649 tax-able bond funds for the three-year period. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Virginia Intermediate Tax-Free Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
W. Bishop Jordan
Joseph D. Jackson, CFA Kevin E.
McNair, CFA
and Robert F. Millikan, CFA.

Together, the team brings 31 years
of investment management experience
to the Fund, along with a broad
range of specialized skills
encompassing a cross-section of
fixed-income sectors.

Portfolio Managers' Perspective

"The goal of the Fund is to maximize total return in conjunction with providing high current income that is exempt from both state and federal taxes. We are municipal bond value investors. We compare the historical relationships between sectors of the municipal market (general obligation bonds, revenue bonds and certificate of participation bonds), and overweight the sectors that offer the best relative value. The Fund focuses on intermediate term bonds (maintain an average duration between 3.5-8.0), which historically have offered investors the highest possible yield for the given level of risk."

For the 12 months ended September 30, 2001, the Fund produced a total return of 9.72% (Trust Shares), compared to 9.69% for its benchmark, the Lehman Brothers 7-Year General Obligations Bond Index.

Municipal bonds had a great year

Over the last 12 months, conditions were optimal for nearly every type of fixed-income security; if anything, circumstances favored municipal bonds even more. For the fiscal year as a whole, municipal bonds produced returns only nominally below those of the taxable bond market, and with their tax advantages, afforded investors extremely attractive, after-tax performance.

The muni market benefited from a number of constructive factors. First, munis avoided the "event risk" that roiled the corporate market--both from earnings disappointments and warnings, and from the tragic events of September 11. Like Treasury securities, municipal bonds are viewed as a "safe haven"; unlike Treasuries, munis normally do not experience the sharp volatility that often influences the Treasury market.

All the while, we also benefited from the improving interest rate environment. Our decision in the spring to shorten the Fund's duration and average maturity paid extra dividends, as the yield curve steepened significantly. Shorter bonds benefited the most as the Fed rate cuts reduced rates dramatically inside of five years.

These positive factors combined to create unusually strong demand for municipal bonds and helped produce our Fund's strong performance.

As of September 30, 2001, 100% of the Fund's bond holdings were debt instruments issued by government entities in Virginia. Approximately 57.2% was invested in general obligation bonds and 39.2% in revenue bonds and 1.5% in pre-funded bonds, with 1.4% escrowed to maturity and 0.7% in cash. The effective duration of our portfolio was 5.56 and the average credit quality was Aa1./1/

An economic recovery could pressure bond prices

Looking ahead, we anticipate that yields will not drop a great deal further; it would be very difficult to have as positive an interest-rate environment going forward as we've had the last 12 months; after all, the Federal Reserve has cut rates ten times in 2001 (through October). The Fed's actions probably has been sufficient to help the U.S. economy turn up, though continued terrorist threats could delay that recovery.

We are watching such factors as consumer confidence and consumer spending; when they begin to rebound, we feel investors are likely to take some money out of the bond market and put it into stocks.

However, we believe continued political and economic uncertainty could keep bonds, including municipal bonds, in favor among unsettled investors.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/The composition of the Fund's holdings is subject to change.

                                      BB&T Virginia Intermediate Tax-Free Fund



Value of a $10,000 Investment

                            [CHART]

              BB&T              BB&T         Lehman Brothers   Lehman Brothers
            Virginia           Virginia           5-Year            7-Year
          Intermediate      Intermediate         General           General
         Tax-Free Fund      Tax-Free Fund      Obligations       Obligations
        (Class A Shares)*   (Trust Shares)        Index            Index

5/17/99        9,698            10,000           10,000            10,000
9/30/99        9,634             9,823            9,976            10,056
9/30/00       10,137            10,349           10,457            10,601
9/30/01       11,108            11,355           11,444            11,628

Average Annual Total Return

As of                 Inception      1        Since
September 30, 2001      Date        Year    Inception
Class A Shares*       5/17/99       6.29%     4.53%
Trust Shares          5/17/99       9.72%     5.50%

* Reflects maximum 3.00% sales charge



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 The Fund is measured against the Lehman Brothers 5-Year General Obligations Index and the Lehman Brothers 7-Year General Obligations Index. These indi-ces are unmanaged and generally considered to be representative of the per-formance of tax-exempt municipal securities with an average maturity of five and seven years, respectively. These indices do not reflect the reduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T West Virginia Intermediate Tax-Free Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
W. Bishop Jordan
Joseph D. Jackson, CFA Kevin E.
McNair, CFA
and Robert F. Millikan, CFA.

Together, the team brings 31 years
of investment management experience
to the Fund, along with a broad
range of specialized skills
encompassing a cross-section of
fixed-income sectors.

Portfolio Managers' Perspective

"The goal of the Fund is to maximize total return in conjunction with providing high current income that is exempt from both state and federal taxes. We are municipal bond value investors. We compare the historical relationships between sectors of the municipal market (general obligation bonds, revenue bonds and certificate of participation bonds), and overweight the sectors that offer the best relative value. The Fund focuses on intermediate-term bonds (3.5-8.0 years), which historically have offered investors the highest-possible yield for the given level of risk."

                                    * * * *
                                4 Star Overall
                            Morningstar(TM) rating
                          (among 1,649 Municipal Bond
                        funds overall as of 9/30/01)++

For the 12 months ended September 30, 2001, the Fund produced a total return of 9.89% (Trust Shares), compared to 9.69% and 10.40% for its benchmarks, the Lehman Brothers 7-Year General Obligations Index and the Lehman Brothers Municipal Bond Index, respectively.

Municipal bonds had a great year

Over the last 12 months, conditions were optimal for nearly every type of fixed-income security; if anything, circumstances favored municipal bonds even more. For the fiscal year as a whole, municipal bonds produced returns only nominally below those of the taxable bond market, and with their tax advantages, afforded investors extremely attractive, after-tax performance.

The muni market benefited from a number of constructive factors. First, munis avoided the "event risk" that roiled the corporate market--both from earnings disappointments and warnings, and from the tragic events of September 11. Like Treasury securities, municipal bonds are viewed as a "safe haven"; unlike Treasuries, munis normally do not experience the sharp volatility that often influences the Treasury market.

We also benefited from the improving interest-rate environment. Our duration and average maturity were on the longer end of the yield curve, and lower rates enhanced the value of many of the bonds we owned.

As of September 30, 2001, 100% of the Fund's bond holdings were debt instruments issued by government entities in West Virginia. Approximately 26.8% was invested in general obligation bonds and 60.3% in revenue bonds, with 11.7% escrowed to maturity and 1.2% in cash. The effective duration of our portfolio was 6.84 and the average credit quality was Aaa./1/

An economic recovery could pressure bond prices

Looking ahead, we anticipate that yields will not drop a great deal further; it would be very difficult to have as positive an interest-rate environment going forward as we've had the last 12 months; after all, the Fed has cut rates ten times in 2001 (through October). We feel the Fed's actions probably has been sufficient to help the U.S. economy turn up, though continued terrorist threats could delay that recovery.

We are watching such factors as consumer confidence and consumer spending; when they begin to rebound, we anticipate investors are likely to take some money out of the bond market and put it into stocks.

However, we believe continued political and economic uncertainty could keep bonds, including municipal bonds, in favor among unsettled investors.
+ The Fund's income may be subject to certain state and local taxes and, depending on one's tax status, to the federal alternative minimum tax. Regional investing may incur additional risk since investments are limited to one geographical area.
/1/The composition of the Fund's holdings is subject to change.

                                 BB&T West Virginia Intermediate Tax-Free Fund



                                    [CHART]

Value of a $10,000 Investment

                  BB&T             BB&T
             West Virginia    West Virginia   Lehman Brothers
              Intermediate     Intermediate   7-Year General   Lehman Brothers
             Tax-Free Fund    Tax-Free Fund    Obligations        Municipal
           (Class A Shares)*  (Trust Shares)      Index          Bond Index
12/1/93                           10,000          10,000           10,000
12/17/93         9,706
9/30/94          9,455             9,766           9,906            9,824
9/30/95         10,308            10,700          10,966           10,923
9/30/96         10,839            11,316          11,455           11,584
9/30/97         11,720            12,290          12,379           12,629
9/30/98         12,648            13,266          13,371           13,730
9/30/99         12,497            13,040          13,446           13,633
9/30/00         13,166            13,724          14,174           14,476
9/30/01         14,389            15,081          15,548           15,983


Average Annual Total Return

As of                  Inception     1      5      Since
September 30, 2001        Date      Year   Year  Inception

Class A Shares*       12/17/93/2/   5.96%  5.19%   4.78%
Trust Shares           12/1/93/2/   9.89%  5.91%   5.39%

* Reflects maximum 3.00% sales charge.


 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Fund performance as shown for Class A and Trust Shares includes the per-formance of the OVB West Virginia Tax-Exempt Income Portfolio for the peri-ods prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on 7/23/01.

 The Fund is measured against the Lehman Brothers Municipal Bond Index and the Lehman Brothers 7-Year General Obligations Index. These indices are un-managed. The Lehman Brothers Municipal Bond Index is generally representa-tive of municipal bonds with maturities of at least one year. The Lehman Brothers 7-Year General Obligations Index is generally considered to be rep-resentative of the performance of tax-exempt municipal securities with an average maturity of five and seven years, respectively. These indices do not reflect the reduction of expenses associated with a mutual fund, such as in-vestment management and fund accounting fees. The Fund's performance re-flects the deduction of fees for these services. Investors cannot invest di-rectly in an index, although they can invest in its underlying securities.

 ++ Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) more than 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund's Class A and Trust Shares received 4 stars for the three- and five-year periods, but was not rated for the ten-year period. It was rated among 1,649 municipal bond funds for the three-year period and 1,442 for the 5-year period. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Intermediate U.S. Government Bond Fund



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
W. Bishop Jordan, Joseph D.
Jackson, CFA, Kevin E. McNair, CFA
and Robert F. Millikan, CFA.

Together, the team brings 31 years
of investment management experience
to the Fund, along with a broad
range of specialized skills
encompassing a crosssection of
fixed-income sectors.

Portfolio Managers' Perspective

"This high-quality bond fund should be attractive to investors seeking to capture the total return available from intermediate-term, U.S. Government bonds. Our process attempts to identify those securities and sectors that are most attractively priced and offer the best potential for relative outperformance. We seek to provide value by strategically investing along the yield curve and rotating among sectors (Treasuries, mortgages, corporates and agencies), while keeping movements in the portfolio's duration within a relatively tight band"

                                    * * * *
                                 4 Star Overall
                             Morningstar(TM) rating
                           (among 1,824 taxable bond
                         funds overall as of 9/30/01)+

For the 12 months ended September 30, 2001, the Fund produced a total return of 12.68% (Trust Shares), compared to 15.60% for its benchmark the Merrill Lynch 5-10 Year U.S. Government Index.

Bad economic news bolstered bond prices

As the fiscal year ended the economy clearly was entering a recession. This was not a surprising development. While the events of September 11 may have pushed the economy over the edge, the economy had been weakening progressively throughout the period.

Fortunately for our shareholders, the bond market often flourishes in such an environment, especially relative to stocks, and the last 12 months were no exception. The yield curve, which had been in an unusual, inverted state, returned to its normal shape, with a dramatic steepening from the short end of the curve to the long end. The Fed's decision to lower short-term rates eight times during the period--and a tenth time in early October--was responsible for pushing the front end of the yield curve lower, while the rest of the curve reflected the market's anticipation for a rebound in economic growth and the potential for higher inflation.

Lower interest rates lead to higher bond prices, and our two government portfolios did especially well. An additional advantage was the fact that unstable political and social events led many investors to seek shelter among the types of high-quality government securities we own. Such demand also served to raise bond prices.

As of September 30, 2001, the effective duration of the Fund was 4.79. Approximately 40% of the portfolio was invested in mortgage-backed securities, 25% in securities issued by the U.S. Treasury, 21% in U.S. government agency securities, 12% in corporate debt and 2% in asset-backed securities. The portfolio's average credit quality was AAA./1/

Positive performance will require more work this year

The current military action in Afghanistan presents certain risks: the uncertainty that goes along with military engagements and how that affects consumers' confidence. Still, we feel that U.S. economy should be able to recover by the middle of 2002.

What does that mean for bonds? Bonds have been the outright winners in the terrible economic environment we have experienced over the last 12 months. However, given the very low level of current yields, we do not expect to repeat this years excellent returns in bonds. In the year ahead, our strategy will be to protect shareholders' principal, while enhancing yields as much as possible. When investors begin to believe that the Fed is done lowering rates, and the economy is poised for a recovery, we could see rates begin to rise. This may result in a challenging environment for fixed income investors, which is why we will emphasize yield, while remaining consistent with our commitment to relative safety.
/1/The composition of the Fund's holdings is subject to change.

                                   BB&T Intermediate U.S. Government Bond Fund



Value of a $10,000 Investment

                                   [CHART]

               BB&T              BB&T
           Intermediate      Intermediate      Lehman Brothers    Merrill Lynch
          U.S. Government    U.S. Government    Intermediate        5-10 Year
            Bond Fund          Bond Fund    U.S. Government Bond U.S. Government
          (Class A Shares)*  (Trust Shares)         Index             Index

10/9/92        9,425              10,000            10,000           10,000
9/30/93       10,417              11,076            10,764           11,176
9/30/94        9,951              10,607            10,603           10,662
9/30/95       11,208              11,976            11,728           12,201
9/30/96       11,563              12,387            12,326           12,598
9/30/97       12,480              13,403            13,291           13,560
9/30/98       14,111              15,206            14,702           15,084
9/30/99       13,760              14,867            14,817           14,636
9/30/00       14,598              15,812            15,737           15,639
9/30/01       16,426              17,817            17,762           18,079

Average Annual Total Return

As of                   Inception       1           5         Since
September 30, 2001        Date         Year        Year     Inception

Class A Shares*         10/9/92      (6.08)%      6.01%      5.69%
Class B Shares**        1/1/96/2/    (7.61)%      6.33%      5.79%
Class C Shares***       2/1/01/3/   (13.23)%      9.73%      8.43%
Trust Shares            10/9/92     (12.68)%      7.54%      6.65%

  *Reflects maximum 5.75% sales charge.
 **Reflects the applicable contingent deferred sales charge (CDSC)
   maximum 5.00%.
***Reflects the applicable maximum CDSC of 1.00% (applicable only to redemptions within one year of purchase).



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class B Shares were not in existence prior to 1/1/96. Performance for pe-riods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to the Class B Shares, but does not include the Class B Shares 12b-1 fees, which, if reflected, performance would have been lower.

 /3/Class C Shares were not in existence prior to 2/1/01. Performance for pe-riods prior to that is based on the historical performance of the Class A Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares, but does not include the Class C Shares 12b-1 fees, which if re-flected, performance would have been lower.

 The Fund is measured against the Lehman Brothers Intermediate U.S. Govern-ment Bond Index, and the Merrill Lynch 5-10-Year U.S. Government Index. These indices are widely used as a broad measure of the performance of U.S. Government bonds with maturities of less than 10 years. The indices are un-managed and do not reflect the deduction of expenses associated with a mu-tual fund, such as investment management and fund accounting fees. The Fund's performances reflect the deduction of fees for these services. In-vestors cannot invest directly in an index, although they can invest in its underlying securities.

 + Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) more than 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund's Trust Shares received 3 stars for the three-year period and 4 stars for the five-year period, but was not rated for the ten-year period. It was rated among 1,824 taxable bond funds for the three-year period and 1,345 for the 5-year period. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). Ten percent of the funds in a rating cat-egory receive 5 stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% receive 1 star.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Short-Intermediate U.S. Government Income Fund



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
W. Bishop Jordan,
Joseph D. Jackson, CFA, Kevin E.
McNair, CFA
and Robert F, Millikan, CFA.

Together, the team brings 31 years
of investment management experience
to the Fund, along with a broad
range of specialized skills
encompassing a cross-section of
fixed-income sectors.


Portfolio Managers' Perspective

"This high-quality bond fund is geared toward investors looking for current income to meet their short-term needs. We seek to provide value by rotating among the different sectors of the taxable, fixed-income market (Treasuries, mortgages, corporates, and agencies). We accomplish this by purchasing securities that offer the most potential for relative outperformance, and limiting movements in the portfolio's duration within a relatively tight band."

                                     ****
                                4 Star Overall
                            Morningstar(TM) rating
                           (among 1,824 taxable bond
                         funds overall as of 9/30/01)+

For the 12 months ended September 30, 2001, the Fund produced a total return of 9.99% (Trust Shares), compared to 11.65% for its benchmark the Merrill Lynch 1-5 Year U.S. Government Index.

Bad economic news bolstered bond prices

As the fiscal year ended the economy clearly was entering a recession. This was not a surprising development. While the events of September 11 may have pushed the economy over the edge, the economy had been weakening progressively throughout the period.

Fortunately for our shareholders, the bond market often flourishes in such an environment, especially relative to stocks, and the last 12 months were no exception. The yield curve, which had been in an unusual, inverted state, returned to its normal shape, with a dramatic steepening from the short end of the curve to the long end. The Fed's decision to lower short-term rates eight times during the period--and a ninth time in early October--was responsible for pushing the front end of the yield curve lower, while the rest of the curve reflected the market's anticipation for a rebound in economic growth and the potential for higher inflation.

Lower interest rates lead to higher bond prices, and our two government portfolios did especially well. An additional advantage was the fact that unstable political and social events led many investors to seek shelter among the types of high-quality government securities we own. Such demand also served to raise bond prices.

As of September 30, 2001, the effective duration of the Fund was 1.98. Approximately 37% of the portfolio was invested in mortgage-backed securities, 27% in U.S. government agency securities, 17% in securities issued by the U.S. Treasury, 11% in corporate debt, 6% in asset-backed securities and 2% in cash and cash equivalents. The average credit quality of the portfolio was AAA./1/

Positive performance will require more work this year

The current military action in Afghanistan presents certain risks: the uncertainty that goes along with military engagements and how that affects consumers' confidence. Still, we feel that U.S. economy should be able to recover by the middle of 2002.

What does that mean for bonds? Bonds have been the outright winners in the terrible economic environment we have experienced over the last 12 months. However, given the very low level of current yields, we do not expect to repeat this years excellent returns in bonds. In the year ahead, our strategy will be to protect shareholders' principal, while enhancing yields as much as possible. When investors begin to believe that the Fed is done lowering rates, and the economy is poised for a recovery, we could see rates begin to rise. This may result in a challenging environment for fixed income investors, which is why we will emphasize yield, while remaining consistent with our commitment to relative safety.
/1/The composition of the Fund's holdings is subject to change.

                           BB&T Short-Intermediate U.S. Government Income Fund



Value of a $10,000 Investment

                                    [CHART]


               BB&T              BB&T
        Short-Intermediate  Short-Intermediate   Merrill Lynch   Merrill Lynch
         U.S. Government      U.S. Government       1-5 Year        1-3 Year
           Income Fund         Income Fund     U.S. Government  U.S. Government
        (Class A Shares)*    (Trust Shares)          Index           Index

11/30/92       9,699              10,000            10,000          10,000
9/30/93       10,456              10,801            10,626          10,579
9/30/94       10,262              10,622            10,618          10,702
9/30/95       11,159              11,578            11,561          11,588
9/30/96       11,616              12,082            12,100          12,238
9/30/97       12,321              12,847            12,381          12,937
9/30/98       13,368              13,974            13,745          13,963
9/30/99       13,494              14,128            14,054          14,420
9/30/00       14,202              14,921            14,880          15,255
9/30/01       15,583              16,412            16,614          16,842

Average Annual Total Return

As of                     Inception         1       5        Since
September 30, 2001          Date          Year    Year     Inception

Class A Shares*           11/30/92        6.41%   5.41%      5.15%
Trust Shares              11/30/92        9.99%   6.32%      5.77%

*Reflects maximum 3.00% sales charge.



 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmarks, and represents the reinvestment of dividends and capital gains. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 The Fund is measured against the Merrill Lynch 1-3-Year U.S. Government Bond Index and the Merrill Lynch 1-5-Year U.S. Government Bond Index. These indi-ces are widely used as a measure of the performance of U.S. Government bonds in that maturity range. The indices are unmanaged and do not reflect the de-duction of expenses associated with a mutual fund, such as investment man-agement and fund accounting fees. The Fund's performances reflect the deduc-tion of fees for these services. Investors cannot invest directly in an in-dex, although they can invest in its underlying securities.

 + Morningstar proprietary ratings reflect risk-adjusted performance through 9/30/01. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee adjustments) more than 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day Treasury bill returns. The Fund's Trust Shares received 4 stars for the three- and five-year periods, but was not rated for the ten-year period. It was rated among 1,824 taxable bond funds for the three-year period and 1,345 for the 5-year period. The overall rating is a weighted average of the 3, 5 and 10-year rating (where applicable). Ten percent of the funds in a rating category receive 5 stars, 22.5% re-ceive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars, and 10% re-ceive 1 star.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Intermediate Corporate Bond Fund



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
W. Bishop Jordan, Joseph D.
Jackson, CFA, Kevin E. McNair, CFA
and Robert F. Millikan, CFA.

Together, the team brings 31 years
of investment management experience
to the Fund, along with a broad
range of specialized skills
encompassing a cross-section of
fixed-income sectors.

Portfolio Managers' Perspective

"The majority of the issues we hold are intermediate-term, investment-grade corporate bonds. We expect this type of portfolio to generate more income than is available from short-term corporate securities or from intermediate U.S. Government securities. At the same time, this is not a pure income fund with minimal price fluctuations. Because we also pursue long-term capital gains, the Fund will experience short-term volatility from time to time. However, with volatility, comes the opportunity to produce an attractive total return."

For the 12 months ended September 30, 2001, the Fund produced a total return of 12.34% (Trust Shares), compared to 12.96% for its benchmark, the Lehman Brothers U.S. Credit Bond Index.

Corporate bonds did moderately well, despite "credit risk'

As the fiscal year ended the economy was clearly entering a recession. This was not a surprising development. While the events of September 11 may have pushed the economy over the edge, the economy had been weakening progressively throughout the period.

In the bond market, the yield curve, which had been in an unusual, inverted state, returned to its normal shape, with a dramatic steepening from the short end of the curve to the long end. The Fed's decision to lower short-term rates eight times during the period--and a ninth time in early October--was responsible for pushing the front end of the yield curve lower, while the rest of the curve reflected the market's anticipation for a rebound in economic growth and the potential for higher inflation. In general, these factors served to rally the bond market especially the Treasury sector.

However, unlike Treasury securities, which are issued by the U.S. government, corporate securities are subject to "credit risk"--the risk that the corporation issuing the debt could default on its obligations. During the last 12 months, the activity in the corporate bond market often mirrored what was going on in the equity market. Therefore, at times, bond investors demanded more of a risk premium than at other times. Still, the overall corporate bond market held up well for the period as a whole. Not surprisingly, higher quality, investment-grade corporates performed best; there definitely was a bias toward quality.

For investors looking for higher yields, corporates have been an obvious play. In addition, we saw a slow, but steady, improvement in credit quality over the last few months. Companies have been slashing their capital expenditures, they're not buying back as many shares of stock, they're not doing as much merger-and-acquisitions activity; these developments have been working to slowly improve the balance sheets of many companies.

As of September 30, 2001, the Fund's effective duration was 5.28. Approximately 95% of the portfolio was invested in corporate obligations, 2% in U.S. government agency debt and 3% in cash and cash equivalents. The Fund's average credit quality was A2./1/

We continue to hunt for higher yields in corporate bonds

We have liquidated most of the Fund's Treasury and agency positions. We have based this action on our firm belief that corporate securities offer greater value than Treasury debt over the next six to 12 months.

We also anticipate a limit to further interest-rate cuts; there does not seem to be a lot of room left for significantly lower rates. We believe that high-quality corporate bonds--with the additional yield they offer over Treasury paper--could hold up reasonably well in the face of a decline in bond prices. /1/The composition of the Fund's holdings is subject to change.

                                         BB&T Intermediate Corporate Bond Fund



Value of a $10,000 Investment

                                    [CHART]

               BB&T Intermediate     BB&T Intermediate
              Corporate Bond Fund   Corporate Bond Fund   Lehman Brothers U.S.
               (Class A Shares)*       (Trust Shares)      Credit Bond Index

12/2/99               9,425                10,000                10,000
9/30/00               9,893                10,513                10,561
9/30/01              11,090                11,811                11,929

Average Annual Total Return

As of                     Inception       1          Since
September 30, 2001           Date        Year      Inception

Class A Shares*            12/2/99       5.64%       5.80%
Class B Shares**           12/2/99       7.41%       6.54%
Class C Shares***           2/1/01/2/   10.22%       8.46%
Trust Shares               12/2/99      12.34%       9.49%

  * Relects maximum 5.75% sales charge.
 ** Reflects the applicable contingent deferred sales charge (CDSC) maximum
    5.00%.
*** Reflects the maximum CDSC of 1.00% (applicable only to redemptions in one year of purchase).


 The chart above represents a comparison of a hypothetical $10,000 investment in the indicated share class versus a similar investment in the Fund's benchmark, and represents the reinvestment of dividends and capital gains. Investors cannot invest directly in an index, although they can invest in its underlying securities.

 /2/Class C Shares were not in existence prior to 2/1/01. Performance for pe-riods prior to that is based on the historical performance of the Class B Shares, and has been adjusted for the maximum CDSC applicable to Class C Shares.

 The Fund is measured against the Lehman Brothers U.S. Credit Bond Index an index generally representative of fixed-rate, non-convertible domestic cor-porate debt securities. The indices are unmanaged and do not reflect the de-duction of expenses associated with a mutual fund, such as investment man-agement and fund accounting fees. The Fund's performances reflect the deduc-tion of fees for these services. Investors cannot invest directly in an in-dex, although they can invest in its underlying securities.

 A portion of the Fund's fees has been voluntarily waived. If the fees had not been waived, the Fund's total return for the period would have been low-er.

 Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T Prime Money Market Fund+



Portfolio Managers

Federated Investment Management
Company
Deborah A.Cunningham, CFA (senior
portfolio manager), Natalie F.
Metz, Mary Ellen Tesla and Mark F.
Weiss.

The BB&T Prime Money Market Fund is
managed by a team from Federated
Investment Management Company,
subadvisor to the Fund. Together,
the team brings 42 years of
investment management experience to
the Fund, with specialization in
money market portfolio management
and credit analysis.

Portfolio Managers' Perspective

"We seek a high level of current income, consistent with stability of principal. We pursue this goal by investing in liquid, high-quality, short-term money market securities that are denominated in U.S. dollars. The securities we choose for the Fund come from a broad range of commercial, bank and government debt obligations."

Plunging interest rates pressured money-market yields

During the period, the Fed lowered interest rates nine times; rates were cut a tenth time in early October, just after our reporting period ended. Because the Fed's actions directly affected rates on the short-end of the yield curve, and short-term rates mean everything to money market portfolios, our Funds' yields declined, although at a lagging pace relative to the direct market, due to our longer average maturities.

Fortunately, at the beginning of calendar year 2001, the managers of both of our money market portfolios extended the Fund's average maturity before rates began to drop, allowing us to lock in higher yields for our shareholders. At that time, the managers anticipated the rate cuts somewhat, though no one could foresee the extent of the easing bias to come. The events of September 11, which led the Fed to cut rates even further, constituted a tragedy that fell outside the realm of economic forecasting.

As of September 30, 2001, approximately 52% of the Fund's portfolio was in-vested in commercial paper, 15% in CDs, 18% in variable rate notes, and 15% in repurchase agreements. The average maturity of the Fund's holdings was 58 days, and the average portfolio short-term credit quality was A-1/P-1./1/
+ Investments in the BB&T Prime Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. Although the Fund seeks to preserve the value of your investments at a $1.00 per share, it is possible to lose money by investing the Fund.
/1/The composition of the Fund's portfolio is subject to change.
Some of the fees of the BB&T Funds are currently being waived, resulting in higher total returns than would occur if the full fees were charged.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

 BB&T U.S. Treasury Money Market Fund+



Portfolio Managers

The Fixed Income Portfolio
Management Team
Keith F. Karlawish, CFA (director),
W. Bishop Jordan Joseph D. Jackson,
CFA, Kevin E. McNair, CFA and
Robert F. Millikan, CFA.

The BB&T U.S. Treasury Money Market
Fund is managed by an investment
management team that brings 31
years of investment management
experience to the Fund, along with
a broad range of specialized skills
encompassing a cross-section of
fixed-income sectors.

Portfolio Managers' Perspective

"The Fund is designed for investors who seek current income, liquidity and stability, but with an added measure of safety offered by a portfolio that invests exclusively in U.S. Government securities. We have found that conservatively laddering the portfolio with treasury securities and overnight repurchase agreements allows us to take advantage of higher yields along the yield curve.

Plunging interest rates pressured money-market yields

During the period, the Fed lowered interest rates nine times; rates were cut a tenth time in early October, just after our reporting period ended. Because the Fed's actions directly affected rates on the short-end of the yield curve, and short-term rates mean everything to money market portfolios, our Funds' yields declined, although at a lagging pace relative to the direct market, due to our longer average maturities.

Fortunately, at the beginning of calendar year 2001, the managers of both of our money market portfolios extended the Fund's average maturity before rates began to drop, allowing us to lock in higher yields for our shareholders. At that time, the managers anticipated the rate cuts somewhat, though no one could foresee the extent of the easing bias to come. The events of September 11, which led the Fed to cut rates even further, constituted a tragedy that fell outside the realm of economic forecasting.

As of September 30, 2001, approximately 47% of the Fund's portfolio was invested in repurchase agreements and 47.5% in U.S. Treasury securities. The average maturity of the Fund's holdings was 56 days, and the average credit quality was AAA./1/
+ Investments in the BB&T U.S. Treasury Money Market Fund are neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any govern-ment agency. Although the Funds seek to preserve the value of your invest-ments at a $1.00 per share, it is possible to lose money by investing the Funds.
/1/The composition of the Fund's portfolio is subject to change.
Some of the fees of the BB&T Funds are currently be waived, resulting in higher total returns than would occur if the full fees were charged.
Past performance is not predictive of future results. Investment return and the principal value of shares in the BB&T Funds will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

BB&T FUNDS                                     Schedule of Portfolio Investments
Prime Money Market Fund                                       September 30, 2001

 Certificates of Deposit (15.4%):

                                                       Principal    Amortized
                                                         Amount        Cost
                                                      ------------ ------------

Financial Services (15.4%):
Abbey National Bank, 5.39%, 1/16/02.................   $ 4,000,000 $  4,000,113
Baverische Landesbank Girozentrale, 5.39%, 1/16/02..     4,000,000    4,000,056
Bayerische Hypotheken-und Vereinsbank,
 3.63%, 10/04/01....................................    25,000,000   25,000,000
Bayerische Hypotheken-und Vereinsbank,
 3.65%, 10/5/01.....................................     3,000,000    3,000,000
BNP Paribas, 3.88%, 7/24/02.........................     1,000,000      999,842
Chase Manhattan Bank, New York, 3.52%, 10/2/01......    33,000,000   33,000,001
Citibank, 3.06%, 12/17/01...........................     4,000,000    4,000,000
Comercia Bank, 3.83%, 7/26/02.......................     3,500,000    3,499,513
Comerica Bank, 5.14%, 2/19/02.......................     3,000,000    3,000,112
Comerica Bank, 5.22%, 2/25/02.......................     7,000,000    7,000,339
Danske Bank, 3.77%, 12/28/01........................     5,600,000    5,601,445
Regions Bank, Alabama, 6.53%, 11/30/01..............     5,000,000    5,004,665
Royal Bank of Canada, Montreal, 3.89%, 7/19/02......     3,000,000    2,999,767
Societe Generale, Paris, 3.87%, 7/29/02.............     5,000,000    4,998,597
Svenska Handelsbanken, Stockholm, 3.88%, 7/23/02....     5,000,000    4,999,214
Svenska Handelsbanken, Stockholm, 3.88%, 7/24/02....     4,000,000    3,999,369
                                                                   ------------
TOTAL CERTIFICATES OF DEPOSIT.......................                115,103,033
                                                                   ------------

 Commercial Paper (41.8%):
Asset Backed Securities (0.5%):
Forrestal Funding Master Trust, 3.10%, 10/23/01.....     4,000,000    3,992,422
                                                                   ------------
Automotive (0.7%):
Visteon Corp., 4.00%, 10/16/01 (b)..................     5,000,000    4,991,667
                                                                   ------------
Construction (0.9%):
Centex Corp., 3.30%, 10/12/01.......................     7,000,000    6,992,942
                                                                   ------------
Farming & Agriculture (4.0%):
CIT Group, Inc., 3.57%, 10/19/01....................    30,000,000   29,946,450
                                                                   ------------
Financial Services (25.1%):
Banco Santander Central Hispano, 4.17%, 10/19/01....     2,000,000    1,995,830
Beta Finance, Inc.,
 3.68%, 3/11/02 (b).................................     5,000,000    4,917,711
CXC, Inc., 3.41%, 11/13/01 (b)......................     8,000,000    7,967,416
Den Danske, Inc., 4.40%, 10/19/01...................    15,000,000   14,967,000
Den Danske, Inc., 4.38%, 12/19/01...................    10,000,000    9,903,883
Edison Asset Securitization, 3.61%, 10/4/01 (b).....    36,363,000   36,352,060
Fountain Square Commercial
 Funding Corp., 5.30%, 10/12/01 (b).................     4,319,000    4,312,006
Galaxy Funding, Inc., 3.61%, 11/16/01 (b)...........    10,000,000    9,953,936
Heller Financial Inc., 3.25%, 11/1/01...............     7,000,000    6,980,410

 Commercial Paper, continued

                                                      Principal    Amortized
                                                        Amount        Cost
                                                     ------------ ------------

Financial Services, continued
Jupiter Securitization Corp., 3.45%, 2/14/02 (b)....  $ 8,000,000 $  7,895,733
New Center Asset Trust, 3.58%, 1/18/02..............   20,000,000   19,783,211
New Center Asset Trust, 3.39%, 2/15/02..............    5,000,000    4,935,496
New Center Asset Trust, 3.39%, 2/19/02..............   13,000,000   12,827,393
Paradigm Funding, 3.06%,
  12/12/01 (b)......................................   13,000,000   12,920,440
Sigma Finance, Inc., 6.68%, 11/13/01................    1,000,000    1,000,000
Variable Funding Capital Corp., 3.08%, 10/12/01
 (b)................................................   20,000,000   19,981,178
Wells Fargo Financial, Inc., 3.70%, 1/9/02..........   10,000,000    9,897,222
                                                                  ------------
                                                                   186,590,925
                                                                  ------------
Personal Credit Institutions (7.4%):
Ford Credit Loan Trust, 2.60%, 12/17/01.............   15,500,000   15,413,802
Ford Motor Credit Co., 3.60%, 12/27/01..............   10,000,000    9,913,000
GE Capital International Funding, Inc.,
 3.57%, 10/22/01 (b)................................   13,000,000   12,972,928
GE Capital International Funding, Inc.,
 3.63%, 10/15/01 (b)................................    8,000,000    7,988,707
Receivables Capital Corp., 3.58%, 10/25/01 (b)......    9,194,000    9,172,057
                                                                  ------------
                                                                    55,460,494
                                                                  ------------
Pulp Mills (0.5%):
Weyerhaeuser Co., 2.71%, 11/2/01....................    4,000,000    3,990,364
                                                                  ------------
Telephone (2.0%):
AT&T Corp., 3.15%, 10/18/01.........................   15,000,000   14,977,688
                                                                  ------------
Trust Companies (0.7%):
Monet Trust, 2.67%, 6/28/02 (c).....................    5,000,000    5,000,000
                                                                  ------------
TOTAL COMMERCIAL PAPER..............................               311,942,952
                                                                  ------------

 Corporate Bonds (9.5%):

Financial Services (6.3%):
Beta Finance, 6.66%, 11/15/01.......................    1,000,000      999,988
Beta Finance, 5.10%, 2/7/02.........................      500,000      499,734
Citi Group Holdings, Inc., 5.62%, 11/2/01...........    6,000,000    6,000,000
Goldman Sachs Group, Inc., 4.60%, 10/11/01..........    1,700,000    1,700,000
Merrill Lynch & Co., Inc., 4.18%, 6/5/02............    5,000,000    5,000,000
Sigma Finance, Inc., 5.40%, 1/17/02.................    2,100,000    2,100,000
Sigma Finance, Inc., 5.25%, 2/20/02.................    3,800,000    3,800,000
Sigma Finance, Inc., 5.27%, 2/25/02.................    1,000,000    1,000,000
Sigma Finance, Inc., 3.72%, 8/27/02.................    5,000,000    5,000,000

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Prime Money Market Fund                                       September 30, 2001

 Corporate Bonds, continued

                                                      Principal    Amortized
                                                        Amount        Cost
                                                     ------------ ------------

Financial Services, continued
Sigma Finance, Inc., 2.90%, 9/24/02................. $ 20,000,000 $ 20,000,000
WFS Financial Owner Trust, 3.64%, 6/20/02...........    1,000,000    1,000,000
                                                                  ------------
                                                                    47,099,722
                                                                  ------------
Personal Credit Institutions (2.5%):
Americredit Automobile Receivables Trust,
 3.50%, 9/12/02.....................................   10,000,000   10,000,000
Ford Credit Auto Owner Trust, 2.58%, 6/15/02........    6,000,000    6,000,000
GMAC Residential Holding Corp., 3.76%, 10/1/01......    2,000,000    2,000,000
Nissan Auto Receivables Owner Trust,
 4.74%, 5/15/02.....................................      801,984      801,984
                                                                  ------------
                                                                    18,801,984
                                                                  ------------
Telecommunications (0.7%):
Bellsouth Telecommunications Corp., 4.29%, 4/26/02
 (b)................................................    5,000,000    5,008,229
                                                                  ------------
TOTAL CORPORATE BONDS...............................                70,909,935
                                                                  ------------

 Variable Rate Notes (18.7%):

Automotive Services (0.4%):
DAMASCUS-BISHOP Tube Co., 3.09%, 8/10/10*...........    2,650,000    2,650,000
                                                                  ------------
Educational Services (1.1%):
Seven Hills School, 3.15%, 8/1/20*..................    5,000,000    5,000,000
Trevecca Nazarene University, 3.05%, 9/1/21*........    3,000,000    3,000,000
                                                                  ------------
                                                                     8,000,000
                                                                  ------------
Environmental Services (0.7%):
World Wildlife Fund, Inc., 2.66%, 10/7/01...........    5,000,000    5,000,000
                                                                  ------------
Financial Services (8.2%):
Anchor Holdings, LLC, 3.11%, 7/15/25*...............    2,000,000    2,000,000
Beta Finance, 3.09%, 1/17/02*.......................    1,500,000    1,500,000
Comercia Bank, 3.56%, 1/7/02*.......................   10,000,000   10,000,000
Compass Securitization LLC, 3.45%, 2/13/02*.........   13,000,000   12,999,051
H.C. Equities, LP, 2.72%, 12/1/23*..................    4,990,000    4,990,000
Sigma Finance, Inc., 3.21%, 4/30/02*................    1,000,000    1,000,000
Spira Millenium LLC, 2.96%, 10/1/22*................    4,000,000    4,000,000
Stone Creek, LLC, 2.80%, 9/1/26.....................   14,485,000   14,484,999
Verizon Global Funding, 2.88%, 3/20/02*.............    7,000,000    6,998,410
Wells Fargo & Co., 3.50%, 7/15/02*..................    3,000,000    3,000,000
                                                                  ------------
                                                                    60,972,460
                                                                  ------------

 Variable Rate Notes, continued

                                                       Principal    Amortized
                                                         Amount        Cost
                                                      ------------ ------------

Insurance (1.3%):
Allstate Life Insurance Co., 3.75%, 2/1/02 (c)*.....   $ 2,000,000 $  2,000,000
Jackson National Life Insurance Co.,
 2.70%, 7/1/02*.....................................     3,000,000    3,000,000
New York Life Insurance Co., 3.62%, 8/28/02 (c)*....     5,000,000    5,000,000
                                                                   ------------
                                                                     10,000,000
                                                                   ------------
Municipalities (1.6%):
Bartlett, Illinois, Redevelopement Project,
 2.78%, 1/1/20*.....................................     5,000,000    5,000,000
Gainesville & Hall County, Georgia, Development
 Authority, 3.01%, 10/1/18*.........................     7,100,000    7,100,000
                                                                   ------------
                                                                     12,100,000
                                                                   ------------
Public Golf Courses (0.4%):
Indian Hills Country Club, 2.72%, 8/1/25*...........     2,700,000    2,700,000
                                                                   ------------
Special Purpose (0.7%):
JW Harris Co., Inc., 3.00%, 4/1/20*.................     5,575,000    5,575,000
                                                                   ------------
Special Trade Contractors (3.4%):
K2 (USA) LLC, 3.47%, 8/15/02*.......................    25,000,000   24,995,644
                                                                   ------------
Telecommunications (0.6%):
BellSouth Telecommunications, Inc., 3.44%, 1/4/02*..     4,500,000    4,500,000
                                                                   ------------
Tires and Inner Tubes (0.2%):
Quality Synthetic Rubber Co., 3.11%, 7/15/20*.......     1,714,000    1,714,000
                                                                   ------------
Trust Companies (0.1%):
Uri Trust, 3.20%, 12/18/01 (c)*.....................     1,000,000    1,000,000
                                                                   ------------
TOTAL VARIABLE RATE NOTES...........................                139,207,104
                                                                   ------------

 Repurchase Agreements (15.4%):

J.P. Morgan Securities, Inc., 3.35%, dated 9/30/01,
 maturing 10/1/01; (Collateralized fully by CMO,
 FNMA)..............................................    35,000,000   35,000,000
Salomon Brothers, Inc., 3.38%, dated 9/30/01,
 maturing 10/1/01; (Collateralized fully by FHLMC,
 CMO FHLB, FNMA)....................................     9,564,000    9,564,000
Goldman Sachs & Co., 3.38%, dated 9/30/01, maturing
 10/1/01; (Collateralized fully by FHLMC, CMO,
 FNMA)..............................................    35,000,000   35,000,000

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Prime Money Market Fund                                       September 30, 2001

 Repurchase Agreements, continued

                                                      Principal    Amortized
                                                        Amount        Cost
                                                     ------------ ------------

Goldman Sachs & Co., 3.46%, dated 9/30/01, maturing
 10/1/01; (Collateralized fully by U.S. Treasury
 Bonds)............................................   $35,000,000 $ 35,000,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENTS........................                114,564,000
                                                                  ------------
TOTAL INVESTMENTS (Amortized Cost $751,727,024)
 (a) -- 100.8%.....................................                751,727,024
Liabilities in excess of other assets -- (0.8)%....                 (5,689,455)
                                                                  ------------
NET ASSETS -- 100.0%...............................               $746,037,569
                                                                  ============

---------
(a) Cost for federal income tax and financial reporting purposes are the same.
(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The board of trustees has deemed these securities to be liquid.
(c) Illiquid security. Market value of illiquid securities is 1.74% of total market value of securities held in the Fund.
 * The rate reflected is the rate in effect at September 30, 2001. The maturity date reflected is the final maturity date. Securities are subject to various put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
CMO -- Collateral Mortgage Obligation.
FHLMC -- Federal Home Loan Mortgage Corporation.
FHLB -- Federal Home Loan Bank.
FNMA -- Federal National Mortgage Association.
LLC -- Limited Liability Company.
LLP -- Limited Liability Partnership.

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at amortized cost.................................... $637,163,024
Repurchase agreements, at cost....................................  114,564,000
                                                                   ------------
 Total Investments................................................  751,727,024
Cash..............................................................          758
Interest receivable...............................................    2,559,703
Prepaid expenses..................................................       13,323
                                                                   ------------
 Total Assets.....................................................  754,300,808
                                                                   ------------
Liabilities:
Dividends payable.................................................    1,661,620
Payable for investments purchased.................................    6,000,000
Accrued expenses and other payables:
 Investment advisory fees.........................................      201,397
 Administration, transfer agent and fund accounting fees..........       16,435
 Distribution fees................................................      203,829
 Other............................................................      179,958
                                                                   ------------
 Total Liabilities................................................    8,263,239
                                                                   ------------
Net Assets:
Capital...........................................................  746,032,877
Undistributed net investment income...............................        4,811
Net realized losses on investments................................         (119)
                                                                   ------------
Net Assets........................................................ $746,037,569
                                                                   ============
Net Assets
 Class A Shares................................................... $396,119,454
 Class B Shares...................................................   84,445,645
 Trust Shares.....................................................  265,472,470
                                                                   ------------
 Total............................................................ $746,037,569
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................  396,117,772
 Class B Shares...................................................   84,445,511
 Trust Shares.....................................................  265,484,999
                                                                   ------------
 Total............................................................  746,048,282
                                                                   ============
Net asset value
 Class A Shares................................................... $       1.00
 Class B Shares -- offering price and redemption price per share..         1.00
 Trust Shares.....................................................         1.00
                                                                   ============

 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Interest........................................................... $29,453,905
                                                                    -----------
Expenses:
Investment advisory fees...........................................   2,286,632
Administration, transfer agent and fund accounting fees............   1,487,053
Distribution fees -- Class A Shares................................   1,738,696
Distribution fees -- Class B Shares................................     710,746
Custodian fees.....................................................      68,759
Other..............................................................     416,724
                                                                    -----------
 Total expenses before waivers.....................................   6,708,610
 Less expenses waived by the Investment Advisor....................    (490,857)
 Less expenses waived by the Administrator and its affiliates......    (632,850)
                                                                    -----------
 Net Expenses......................................................   5,584,903
                                                                    -----------
Net Investment Income..............................................  23,869,002
                                                                    -----------
Realized Gains (Losses) on Investments:
Net realized gains on investments..................................         718
                                                                    -----------
Change in net assets resulting from operations..................... $23,869,720
                                                                    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     Year Ended    Year Ended
                                                     September     September
                                                      30, 2001      30, 2000
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 23,869,002  $  8,683,213
 Net realized gains on investments.................          718            54
                                                    ------------  ------------
Change in net assets resulting from operations.....   23,869,720     8,683,267
                                                    ------------  ------------
Dividends to Class A Shareholders:
 Net investment income.............................  (14,688,492)   (3,918,108)
Dividends to Class B Shareholders:
 Net investment income.............................   (2,543,915)     (951,275)
Dividends to Trust Class Shareholders:
 Net investment income.............................   (6,636,594)   (3,813,830)
                                                    ------------  ------------
Change in net assets from shareholder dividends....  (23,869,001)   (8,683,213)
                                                    ------------  ------------
Capital Transactions:
Change in net assets from capital transactions.....  348,843,058   325,915,438
                                                    ------------  ------------
Change in net assets...............................  348,843,777   325,915,492
Net Assets:
 Beginning of period...............................  397,193,792    71,278,300
                                                    ------------  ------------
 End of period..................................... $746,037,569  $397,193,792
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                        For the Year Ended        October 1,
                                          September 30,             1997 to
                                     --------------------------  September 30,
                                       2001      2000     1999     1998 (a)
                                     --------  --------  ------  -------------
Net Asset Value, Beginning of
 Period............................. $   1.00  $   1.00  $ 1.00     $ 1.00
                                     --------  --------  ------     ------
Investment Activities
 Net investment income..............     0.04      0.05    0.04       0.05
                                     --------  --------  ------     ------
 Total from Investment Activities...     0.04      0.05    0.04       0.05
                                     --------  --------  ------     ------
Dividends
 Net investment income..............    (0.04)    (0.05)  (0.04)     (0.05)
                                     --------  --------  ------     ------
 Total Dividends....................    (0.04)    (0.05)  (0.04)     (0.05)
                                     --------  --------  ------     ------
Net Asset Value, End of Period...... $   1.00  $   1.00  $ 1.00     $ 1.00
                                     ========  ========  ======     ======
Total Return........................     4.42%     5.35%   4.42%      4.93%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..... $396,119  $277,219  $5,395     $3,262
Ratio of expenses to average net
 assets.............................     1.01%     1.00%   0.80%      0.83%(c)
Ratio of net investment income to
 average net assets.................     4.22%     5.68%   4.34%      4.83%(c)
Ratio of expenses to average net
 assets*............................     1.24%     1.25%   1.39%      1.43%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                          For the Year Ended      September 2,
                                            September 30,            1998 to
                                        ------------------------  September 30,
                                         2001     2000     1999     1998 (a)
                                        -------  -------  ------  -------------
Net Asset Value, Beginning of Period..  $  1.00  $  1.00  $ 1.00     $ 1.00
                                        -------  -------  ------     ------
Investment Activities
 Net investment income................     0.04     0.05    0.04         --(b)
                                        -------  -------  ------     ------
 Total from Investment Activities.....     0.04     0.05    0.04         --
                                        -------  -------  ------     ------
Dividends
 Net investment income................    (0.04)   (0.05)  (0.04)     (0.00)
                                        -------  -------  ------     ------
 Total Dividends......................    (0.04)   (0.05)  (0.04)     (0.00)
                                        -------  -------  ------     ------
Net Asset Value, End of Period........  $  1.00  $  1.00  $ 1.00     $ 1.00
                                        =======  =======  ======     ======
Total Return..........................     3.80%    4.65%   3.64%      0.32%(c)
Ratios/Supplementary Data:
Net Assets, End of Period (000).......  $84,446  $41,644  $9,391     $  300
Ratio of expenses to average net
 assets...............................     1.61%    1.63%   1.56%      1.64%(d)
Ratio of net investment income to
 average net assets...................     3.58%    4.76%   3.58%      3.98%(d)
Ratio of expenses to average net
 assets*..............................     1.74%    1.80%   1.89%      1.99%(d)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Distributions per share was less than $0.005.
(c)  Not annualized.
(d)  Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS
Prime Money Market Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                        For the Year Ended        October 1,
                                          September 30,             1997 to
                                     --------------------------  September 30,
                                       2001     2000     1999      1998 (a)
                                     --------  -------  -------  -------------
Net Asset Value, Beginning of
 Period............................. $   1.00  $  1.00  $  1.00     $  1.00
                                     --------  -------  -------     -------
Investment Activities
 Net investment income..............     0.05     0.06     0.05        0.05
                                     --------  -------  -------     -------
 Total from Investment Activities...     0.05     0.06     0.05        0.05
                                     --------  -------  -------     -------
Dividends
 Net investment income..............    (0.05)   (0.06)   (0.05)      (0.05)
                                     --------  -------  -------     -------
 Total Dividends....................    (0.05)   (0.06)   (0.05)      (0.05)
                                     --------  -------  -------     -------
Net Asset Value, End of Period...... $   1.00  $  1.00  $  1.00     $  1.00
                                     ========  =======  =======     =======
Total Return........................     4.84%    5.70%    4.69%       5.23%(b)
Ratios/Supplementary Data:
 Net Assets, End of Period (000).... $265,472  $78,331  $56,492     $37,769
 Ratio of expenses to average net
  assets............................     0.61%    0.63%    0.54%       0.55%(c)
 Ratio of net investment income to
  average net assets................     4.34%    5.62%    4.57%       5.11%(c)
 Ratio of expenses to average net
  assets*...........................     0.75%    0.80%    0.88%       0.91%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
U.S. Treasury Money Market Fund                               September 30, 2001

 U.S. Treasury Notes (47.5%):

                                                         Principal   Amortized
                                                          Amount        Cost
                                                        ----------- ------------

5.88%, 10/31/01........................................ $60,000,000  $60,120,379
5.88%, 11/30/01........................................  65,000,000   65,270,152
6.13%, 12/31/01........................................  35,000,000   35,323,881
6.25%, 1/31/02.........................................  65,000,000   65,648,191
6.25%, 2/28/02.........................................  35,000,000   35,389,475
6.63%, 3/31/02.........................................  35,000,000   35,527,177
6.63%, 4/30/02.........................................  35,000,000   35,644,346
6.63%, 5/31/02.........................................  10,000,000   10,265,297
                                                                    ------------
TOTAL U.S. TREASURY NOTES..............................              343,188,898
                                                                    ============

 Repurchase Agreements (46.9%):

                                                       Principal   Amortized
                                                        Amount        Cost
                                                      ----------- ------------

Bank of America, 3.05%, dated 9/30/01, maturing
 10/1/01; (Collateralized fully by U.S. Treasury
 Bonds).............................................. $80,243,026 $ 80,243,026
First Boston 3.25%, dated 9/30/01, maturing 10/1/01;
 (Collateralized fully by U.S. Treasury Bills).......  68,310,491   68,310,491
Goldman, 3.11%, dated 9/30/01, maturing 10/1/01;
 (Collateralized fully by U.S. Treasury Bonds).......  25,000,000   25,000,000
Lehman Brothers, 3.00%, dated 9/30/01, maturing
 10/1/01; (Collateralized fully by U.S. Treasury
 Bonds)..............................................  80,000,000   80,000,000
Salomon Smith Barney, 3.15%, dated 9/30/01, maturing
 10/1/01; (Collateralized fully by U.S. Treasury
 Bonds)..............................................  85,000,000   85,000,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENTS..........................              338,553,517
                                                                  ------------
TOTAL INVESTMENTS
 (Amortized Cost $681,742,415) (a) -- 94.4%..........              681,742,415
Other assets in excess of liabilities -- 5.6%........               40,394,373
                                                                  ------------
NET ASSETS -- 100.0%.................................             $722,136,788
                                                                  ============

---------
(a)  Cost for federal income tax and financial reporting purposes are the same.

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at amortized cost..................................... $343,188,898
Repurchase agreements, at cost.....................................  338,553,517
                                                                    ------------
 Total Investments.................................................  681,742,415
Interest receivable................................................    7,603,098
Receivable for investments sold....................................   35,000,000
Prepaid expenses...................................................       12,441
                                                                    ------------
 Total Assets......................................................  724,357,954
                                                                    ------------
Liabilities:
Dividends payable..................................................    1,447,117
Payable for capital shares redeemed................................      385,485
Accrued expenses and other payables:
 Investment advisory fees..........................................      176,045
 Administration, transfer agent and fund accounting fees...........       19,876
 Distribution fees.................................................       75,880
 Other.............................................................      116,763
                                                                    ------------
 Total Liabilities.................................................    2,221,166
                                                                    ------------
Net Assets:
Capital............................................................  722,136,542
Undistributed net investment income................................          246
                                                                    ------------
Net Assets......................................................... $722,136,788
                                                                    ============
Net Assets
 Class A Shares.................................................... $208,913,850
 Class B Shares....................................................   18,449,441
 Trust Shares......................................................  494,773,497
                                                                    ------------
 Total............................................................. $722,136,788
                                                                    ============
Outstanding units of beneficial interest (shares)
 Class A Shares....................................................  208,913,921
 Class B Shares....................................................   18,449,441
 Trust Shares......................................................  494,773,272
                                                                    ------------
 Total.............................................................  722,136,634
                                                                    ============
Net asset value
 Class A Shares.................................................... $       1.00
 Class B Shares -- offering price and redemption price per share...         1.00
 Trust Shares......................................................         1.00
                                                                    ============

 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Interest........................................................... $32,703,605
Income from securities lending.....................................      22,882
                                                                    -----------
 Total Investment Income...........................................  32,726,487
                                                                    -----------
Expenses:
Investment advisory fees...........................................   2,570,614
Administration, transfer agent and fund accounting fees............   1,683,288
Distribution fees -- Class A Shares................................     980,354
Distribution fees -- Class B Shares................................     131,549
Custodian fees.....................................................      98,807
Other..............................................................     362,265
                                                                    -----------
 Total expenses before waivers.....................................   5,826,877
 Less expenses waived by the Investment Advisor....................    (643,322)
 Less expenses waived by the Administrator and its affiliates......    (251,593)
                                                                    -----------
 Net Expenses......................................................   4,931,962
                                                                    -----------
Net Investment Income..............................................  27,794,525
                                                                    -----------
Change in net assets resulting from operations..................... $27,794,525
                                                                    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     Year Ended    Year Ended
                                                     September     September
                                                      30, 2001      30, 2000
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 27,794,525  $ 21,769,927
                                                    ------------  ------------
Change in net assets resulting from operations.....   27,794,525    21,769,927
                                                    ------------  ------------
Dividends to Class A Shareholders:
 Net investment income.............................   (8,014,471)   (3,943,650)
Dividends to Class B Shareholders:
 Net investment income.............................     (441,937)     (293,771)
Dividends to Trust Class Shareholders:
 Net investment income.............................  (19,338,117)  (17,532,506)
                                                    ------------  ------------
Change in net assets from shareholder dividends....  (27,794,525)  (21,769,927)
                                                    ------------  ------------
Capital Transactions:
Change in net assets from capital transactions.....  145,714,615   249,332,656
                                                    ------------  ------------
Change in net assets...............................  145,714,615   249,332,656
Net Assets:
 Beginning of period...............................  576,422,173   327,089,517
                                                    ------------  ------------
 End of period..................................... $722,136,788  $576,422,173
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                    For the Year Ended September 30,
                                ---------------------------------------------
                                  2001      2000     1999     1998     1997
                                --------  --------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................ $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                --------  --------  -------  -------  -------
Investment Activities
 Net investment income.........     0.04      0.05     0.04     0.05     0.04
                                --------  --------  -------  -------  -------
 Total from Investment
  Activities...................     0.04      0.05     0.04     0.05     0.04
                                --------  --------  -------  -------  -------
Dividends
 Net investment income.........    (0.04)    (0.05)   (0.04)   (0.05)   (0.04)
                                --------  --------  -------  -------  -------
 Total Dividends...............    (0.04)    (0.05)   (0.04)   (0.05)   (0.04)
                                --------  --------  -------  -------  -------
Net Asset Value, End of
 Period........................ $   1.00  $   1.00  $  1.00  $  1.00  $  1.00
                                ========  ========  =======  =======  =======
Total Return...................     4.20%     4.98%    4.08%    4.75%    4.50%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000)......................... $208,914  $170,380  $42,241  $41,478  $32,541
Ratio of expenses to average
 net assets....................     1.03%     1.00%    0.84%    0.86%    0.95%
Ratio of net investment income
 to average net assets.........     4.08%     5.11%    4.00%    4.65%    4.41%
Ratio of expenses to average
 net assets*...................     1.23%     1.23%    1.23%    1.26%    1.25%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                       For the Year Ended September 30,
                                     ----------------------------------------
                                      2001     2000     1999    1998    1997
                                     -------  -------  ------  ------  ------
Net Asset Value, Beginning of
 Period............................. $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                                     -------  -------  ------  ------  ------
Investment Activities
 Net investment income..............    0.04     0.04    0.03    0.04    0.04
                                     -------  -------  ------  ------  ------
 Total from Investment Activities...    0.04     0.04    0.03    0.04    0.04
                                     -------  -------  ------  ------  ------
Dividends
 Net investment income..............   (0.04)   (0.04)  (0.03)  (0.04)  (0.04)
                                     -------  -------  ------  ------  ------
 Total Dividends....................   (0.04)   (0.04)  (0.03)  (0.04)  (0.04)
                                     -------  -------  ------  ------  ------
Net Asset Value, End of Period...... $  1.00  $  1.00  $ 1.00  $ 1.00  $ 1.00
                                     =======  =======  ======  ======  ======
Total Return........................    3.56%    4.28%   3.31%   3.97%   3.67%
Ratios/Supplementary Data:
Net Assets, End of Period (000)..... $18,449  $10,425  $2,264  $1,255  $1,502
Ratio of expenses to average net
 assets.............................    1.63%    1.63%   1.59%   1.61%   1.75%
Ratio of net investment income to
 average net assets.................    3.36%    4.43%   3.25%   3.90%   3.61%
Ratio of expenses to average net
 assets*............................    1.73%    1.73%   1.73%   1.76%     **

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
** There were no voluntary fee reductions during this period.

              See accompanying notes to the financial statements.

BB&T FUNDS
U.S. Treasury Money Market Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                    For the Year Ended September 30,
                              ------------------------------------------------
                                2001      2000      1999      1998      1997
                              --------  --------  --------  --------  --------
Net Asset Value, Beginning
 of Period..................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              --------  --------  --------  --------  --------
Investment Activities
 Net investment income......      0.05      0.05      0.04      0.05      0.05
                              --------  --------  --------  --------  --------
 Total from Investment
  Activities................      0.05      0.05      0.04      0.05      0.05
                              --------  --------  --------  --------  --------
Dividends
 Net investment income......     (0.05)    (0.05)    (0.04)    (0.05)    (0.05)
                              --------  --------  --------  --------  --------
 Total Dividends............     (0.05)    (0.05)    (0.04)    (0.05)    (0.05)
                              --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.....................  $   1.00  $   1.00  $   1.00  $   1.00  $   1.00
                              ========  ========  ========  ========  ========
Total Return................      4.59%     5.33%     4.34%     5.01%     4.71%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000)......................  $494,773  $395,617  $282,585  $235,796  $266,840
Ratio of expenses to average
 net assets.................      0.63%     0.63%     0.59%     0.61%     0.75%
Ratio of net investment
 income to average net
 assets.....................      4.46%     5.24%     4.26%     4.90%     4.61%
Ratio of expenses to average
 net assets*................      0.73%     0.73%     0.73%     0.76%     0.75%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Short-Intermediate U.S. Government Income Fund                September 30, 2001

 Corporate Bonds (17.0%):

                                                        Principal
                                                         Amount       Value
                                                       ----------- ------------

Building/Construction Products (1.8%):
Vulcan Materials Co., 5.75%, 4/1/04..................  $ 3,000,000 $  3,084,762
                                                                   ------------
Financial Services (12.2%):
Duke Capital Corp., 7.25%, 10/1/04...................    3,000,000    3,221,868
Fleetboston Financial Corp., 7.25%, 9/15/05..........    3,000,000    3,248,085
Ford Motor Credit Co., 7.50%, 3/15/05................    3,000,000    3,185,913
MBNA Master Credit Card Trust, 6.40%, 1/18/05, Series
 1999-I..............................................    5,000,000    5,156,174
Morgan Stanley Dean Witter Inc., 7.13%, 8/15/03......    3,000,000    3,168,315
Verizon Global Funding Corp., 6.75%, 12/1/05 (b).....    3,000,000    3,194,922
                                                       ----------- ------------
                                                                     21,175,277
                                                                   ------------
Utilities (3.0%):
PSE&G Transition Funding LLC, 5.74%, 3/15/07, Series
 2001-1, Class A2....................................    5,000,000    5,206,069
                                                                   ------------
TOTAL CORPORATE BONDS................................                29,466,108
                                                                   ------------

 Mortgage Securities (36.9%):

Federal Home Loan Mortgage Corp. (8.0%):
6.00%, 3/1/11, Pool # E20228.........................      943,751      970,474
6.50%, 2/1/13, Pool # E00532.........................    2,124,851    2,204,201
6.50%, 5/1/13, Pool # E00548.........................    2,999,901    3,111,929
6.00%, 11/15/16, Series 2103 --Class PY, CMO.........    5,000,000    5,136,429
6.25%, 1/15/20, Series 1583 --Class G, CMO...........    2,341,044    2,378,629
                                                                   ------------
                                                                     13,801,662
                                                                   ------------
Federal National Mortgage Assoc. (28.9%):
7.50%, 12/1/08, Pool # 190611........................      765,204      803,050
6.00%, 3/1/09, Pool # 50986..........................    1,017,901    1,050,876
6.00%, 4/1/09, Pool #190759..........................    1,075,005    1,109,830
6.50%, 8/1/13, Pool # 251901.........................    6,349,157    6,580,679
6.00%, 3/1/16, Pool # 253702.........................    4,733,336    4,831,632
6.50%, 4/1/16, Pool # 253706.........................    7,052,547    7,275,077
6.00%, 2/25/17, Pool # 2001-29GB.....................    5,000,000    5,090,650
6.00%, 7/25/19, Series 1999-27, Class -- CB, CMO.....    5,000,000    5,163,150
6.00%, 10/18/19, Pool # 1998-46......................    3,429,053    3,507,030
7.00%, 6/25/21, Series 1999-60 Class -- PB, CMO......    4,282,482    4,369,588
6.13%, 12/18/21, Series 1998-24, Class -- QE, CMO....    5,000,000    5,150,750
6.00%, 11/18/22, Series 1998-36, Class -- PN, CMO....    5,000,000    5,159,175
                                                                   ------------
                                                                     50,091,487
                                                                   ------------
TOTAL MORTGAGE SECURITIES............................                63,893,149
                                                                   ------------

 U.S. Government Agencies (26.5%):

                                                       Shares or
                                                       Principal
                                                        Amount       Value
                                                      ----------- ------------

Federal Home Loan Bank (4.8%):
6.88%, 7/18/02....................................... $ 8,000,000 $  8,277,800
                                                                  ------------
Federal Home Loan Mortgage Corp. (8.5%):
6.25%, 10/15/02......................................   5,500,000    5,708,461
7.00%, 2/15/03.......................................   4,500,000    4,755,137
6.38%, 11/15/03......................................   4,000,000    4,254,228
                                                                  ------------
                                                                    14,717,826
                                                                  ------------
Federal National Mortgage Assoc. (10.3%):
5.00%, 2/14/03.......................................   7,000,000    7,209,202
5.63%, 5/14/04.......................................   4,100,000    4,320,268
6.50%, 8/15/04.......................................   6,000,000    6,464,028
                                                                  ------------
                                                                    17,993,498
                                                                  ------------
Student Loan Mortgage Assoc. (2.9%):
2.87%, 5/8/02 (c)....................................   5,000,000    5,004,990
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES.......................               45,994,114
                                                                  ------------

 U.S. Treasury Notes (16.8%):

5.88%, 11/30/01......................................   3,500,000    3,518,592
6.50%, 2/28/02.......................................   9,000,000    9,150,165
6.25%, 2/15/03.......................................   2,000,000    2,096,486
5.63%, 5/15/08.......................................   5,000,000    5,379,490
3.88%, 1/15/09.......................................   1,623,400    1,707,614
5.00%, 8/15/11.......................................   7,000,000    7,232,967
                                                                  ------------
TOTAL U.S. TREASURY NOTES............................               29,085,314
                                                                  ------------

 Investment Company (2.4%):

Dreyfus Government Cash Management Money Market
 Fund................................................   4,165,521    4,165,521
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $167,898,699) (a) -- 99.6%....................              172,604,206
Other assets in excess of
 liabilities -- 0.4%.................................                  765,086
                                                                  ------------
NET ASSETS -- 100.0%.................................             $173,369,292
                                                                  ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $4,705,507
  Unrealized depreciation...........................................         --
                                                                     ----------
  Net unrealized appreciation....................................... $4,705,507
                                                                     ==========

(b) Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The board of trustees has deemed these securities to be liquid.
(c) The rate reflected is the rate in effect at September 30, 2001. The maturity date reflected is the final maturity date. Securities are subject to various put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.
CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

BB&T FUNDS
Short-Intermediate U.S. Government Income Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value* (Cost $167,898,699).......................  $172,604,206
Interest and dividends receivable................................     1,587,879
Collateral for securities loaned.................................     2,773,337
Prepaid expenses.................................................         4,496
                                                                   ------------
 Total Assets....................................................   176,969,918
                                                                   ------------
Liabilities:
Dividends payable................................................       727,486
Payable for collateral received on loaned securities.............     2,773,337
Accrued expenses and other payables:
 Investment advisory fees........................................        72,164
 Administration, transfer agent and fund accounting fees.........         3,804
 Distribution fees...............................................           722
 Other...........................................................        23,113
                                                                   ------------
 Total Liabilities...............................................     3,600,626
                                                                   ------------
Net Assets:
Capital..........................................................   170,133,886
Undistributed net investment income..............................       200,693
Net realized losses on investments...............................    (1,670,794)
Net unrealized appreciation on investments.......................     4,705,507
                                                                   ------------
Net Assets.......................................................  $173,369,292
                                                                   ============
Net Assets
 Class A Shares..................................................  $  3,529,961
 Trust Shares....................................................   169,839,331
                                                                   ------------
 Total...........................................................  $173,369,292
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A Shares..................................................       351,516
 Trust Shares....................................................    16,895,410
                                                                   ------------
 Total...........................................................    17,246,926
                                                                   ============
Net asset value
 Class A Shares -- redemption price per share....................  $      10.04
 Trust Shares -- offering and redemption price per share.........         10.05
                                                                   ============
Maximum Sales Charge -- Class A Shares...........................          3.00%
                                                                   ============
Maximum Offering Price (100%/(100% --Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares..........................................................  $      10.35
                                                                   ============

*  Includes securities on loan of $2,717,875.
 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Interest........................................................... $10,751,250
Dividend...........................................................     135,866
Income from securities lending.....................................      21,295
                                                                    -----------
 Total Investment Income...........................................  10,908,411
                                                                    -----------
Expenses:
Investment advisory fees...........................................   1,061,426
Administration, transfer agent and fund accounting fees............     474,211
Distribution fees -- Class A Shares................................      18,877
Custodian fees.....................................................      34,390
Other..............................................................      80,163
                                                                    -----------
 Total expenses before waivers.....................................   1,669,067
 Less expenses waived by the Investment Advisor....................    (176,902)
 Less expenses waived by the Administrator and its affiliates......     (97,892)
                                                                    -----------
 Net Expenses......................................................   1,394,273
                                                                    -----------
Net Investment Income..............................................   9,514,138
                                                                    -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments..................................   2,624,314
Change in unrealized appreciation/depreciation on investments......   4,652,105
                                                                    -----------
Net realized/unrealized gains on investments.......................   7,276,419
                                                                    -----------
Change in net assets resulting from operations..................... $16,790,557
                                                                    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Short-Intermediate U.S. Government Income Fund

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     Year Ended    Year Ended
                                                     September     September
                                                      30, 2001      30, 2000
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  9,514,138  $ 10,092,372
 Net realized gains (losses) on investments........    2,624,314    (2,920,593)
 Change in unrealized appreciation/depreciation on
  investments......................................    4,652,105     2,736,753
                                                    ------------  ------------
Change in net assets resulting from operations.....   16,790,557     9,908,532
                                                    ------------  ------------
Dividends to Class A Shareholders:
 Net investment income.............................     (193,563)     (220,356)
Dividends to Trust Class Shareholders:
 Net investment income.............................   (9,320,551)   (9,997,061)
                                                    ------------  ------------
Change in net assets from shareholder dividends....   (9,514,114)  (10,217,417)
                                                    ------------  ------------
Capital Transactions:
Change in net assets from capital transactions.....   (7,539,022)    2,029,084
                                                    ------------  ------------
Change in net assets...............................     (262,579)    1,720,199
Net Assets:
 Beginning of period...............................  173,631,871   171,911,672
                                                    ------------  ------------
 End of period..................................... $173,369,292  $173,631,871
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Short-Intermediate U.S. Government Income Fund

 Financial Highlights, Class A Shares

Selected data for a share of interest outstanding throughout the periods indicated.

                                         For the Year Ended September 30,
                                        --------------------------------------
                                         2001    2000    1999    1998    1997
                                        ------  ------  ------  ------  ------
Net Asset Value, Beginning of Period... $ 9.63  $ 9.65  $10.06  $ 9.76  $ 9.73
                                        ------  ------  ------  ------  ------
Investment Activities
 Net investment income.................   0.51    0.50    0.50    0.51    0.54
 Net realized and unrealized gains
  (losses) on investments..............   0.41   (0.01)  (0.41)   0.30    0.03
                                        ------  ------  ------  ------  ------
 Total from Investment Activities......   0.92    0.49    0.09    0.81    0.57
                                        ------  ------  ------  ------  ------
Dividends
 Net investment income.................  (0.51)  (0.51)  (0.50)  (0.51)  (0.54)
                                        ------  ------  ------  ------  ------
 Total Dividends.......................  (0.51)  (0.51)  (0.50)  (0.51)  (0.54)
                                        ------  ------  ------  ------  ------
Net Asset Value, End of Period......... $10.04  $ 9.63  $ 9.65  $10.06  $ 9.76
                                        ======  ======  ======  ======  ======
Total Return (excludes sales charge)...   9.73%   5.24%   0.95%   8.50%   6.07%
Ratios/Supplementary Data:
Net Assets, End of Period (000)........ $3,530  $3,270  $4,626  $4,476  $5,151
Ratio of expenses to average net
 assets................................   1.03%   1.01%   1.02%   1.06%   1.11%
Ratio of net investment income to
 average net assets....................   5.12%   5.27%   5.04%   5.15%   5.60%
Ratio of expenses to average net
 assets*...............................   1.43%   1.41%   1.42%   1.44%   1.46%
Portfolio turnover (a)................. 101.28% 101.07%  99.99%  53.74%  87.99%

* During the period certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Short-Intermediate U.S. Government Income Fund

 Financial Highlights, Trust Shares

Selected data for a share of interest outstanding throughout the periods indicated.

                                     For the Year Ended September 30,
                               ------------------------------------------------
                                 2001      2000      1999      1998      1997
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $   9.64  $   9.65  $  10.07  $   9.77  $   9.74
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......      0.53      0.52      0.53      0.53      0.57
 Net realized and unrealized
  gains (losses) on
  investments................      0.41        --     (0.42)     0.30      0.03
                               --------  --------  --------  --------  --------
 Total from Investment
  Activities.................      0.94      0.52      0.11      0.83      0.60
                               --------  --------  --------  --------  --------
Dividends
 Net investment income.......     (0.53)    (0.53)    (0.53)    (0.53)    (0.57)
                               --------  --------  --------  --------  --------
 Total Dividends.............     (0.53)    (0.53)    (0.53)    (0.53)    (0.57)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $  10.05  $   9.64  $   9.65  $  10.07  $   9.77
                               ========  ========  ========  ========  ========
Total Return.................      9.99%     5.62%     1.10%     8.77%     6.33%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000).......................  $169,839  $170,362  $167,285  $157,329  $103,523
Ratio of expenses to average
 net assets..................      0.78%     0.76%     0.77%     0.81%     0.86%
Ratio of net investment
 income to average net
 assets......................      5.38%     5.52%     5.29%     5.40%     5.85%
Ratio of expenses to average
 net assets*.................      0.93%     0.91%     0.92%     0.94%     0.96%
Portfolio turnover (a).......    101.28%   101.07%    99.99%    53.74%    87.99%

* During the period certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Intermediate U.S. Government Bond Fund                        September 30, 2001

 Corporate Bonds (18.3%):

                                                       Principal
                                                        Amount       Value
                                                      ----------- ------------

Building/Construction Products (1.1%):
Vulcan Materials Co., 5.75%, 4/1/04.................. $ 3,000,000 $  3,084,762
                                                                  ------------
Cosmetics/Personal Care (1.0%):
Kimberly-Clark Corp., 6.25%, 7/15/18.................   3,000,000    2,865,333
                                                                  ------------
Financial Services (12.5%):
AIG SunAmerica Global Financial, 5.85%, 8/1/08 (b)...   5,000,000    5,113,255
Bank of America Corp., 7.13%, 9/15/06................   1,000,000    1,091,294
Bank of America Corp., 7.40%, 1/15/11................   3,000,000    3,274,938
Citigroup, Inc., 7.25%, 10/1/10......................   4,000,000    4,353,800
Fannie Mae, 7.25%, 1/15/10...........................  10,300,000   11,795,920
Ford Motor Credit Co., 7.50%, 3/15/05................   4,000,000    4,247,884
Morgan Stanley Dean Witter, 7.13%, 8/15/03...........   2,000,000    2,112,210
Morgan Stanley Dean Witter, 6.10%, 4/15/06...........   2,000,000    2,067,600
Verizon Global Funding Corp., 7.25%, 12/1/10 (b).....   2,000,000    2,154,454
                                                                  ------------
                                                                    36,211,355
                                                                  ------------
Multimedia (1.5%):
Viacom, Inc., 7.70%, 7/30/10 (b).....................   4,000,000    4,376,752
                                                                  ------------
Utilities (2.2%):
PSE&G Transition Funding LLC, 5.74%, 3/15/07, Series
 2001-1, Class A2....................................   6,000,000    6,247,283
                                                                  ------------
TOTAL CORPORATE BONDS................................               52,785,485
                                                                  ------------

 U.S. Government Agencies (55.8%):

Federal Home Loan Bank (0.2%):
8.60%, 9/26/19.......................................     500,000      643,031
                                                                  ------------
Federal Home Loan Mortgage Corp. (14.8%):
6.00%, 6/1/08, Pool # 124885.........................   2,093,258    2,160,892
6.88%, 9/15/10.......................................   8,000,000    8,940,864
6.50%, 4/1/11, Pool # E20235.........................   1,576,479    1,639,645
6.00%, 6/15/11.......................................   4,250,000    4,472,445
6.00%, 4/1/13, Pool # 251656.........................   2,534,661    2,595,670
6.50%, 5/1/13, Pool # E00548.........................   2,999,901    3,111,929
6.00%, 11/15/16, Series 2103 --  Class PY, CMO.......   5,000,000    5,136,429
6.25%, 1/15/20, Series 1583 --  Class G, CMO.........   2,341,044    2,378,629
7.00%, 8/15/23, Series 1644 --  Class I..............   5,000,000    5,274,924
6.00%, 2/1/31, Pool # CO1153.........................   6,840,941    6,831,384
                                                                  ------------
                                                                    42,542,811
                                                                  ------------

 U.S. Government Agencies, continued

                                                       Principal
                                                        Amount       Value
                                                      ----------- ------------

Federal National Mortgage Assoc. (31.3%):
5.00%, 2/14/03....................................... $ 7,500,000 $  7,724,145
6.50%, 8/15/04.......................................   7,000,000    7,541,366
6.00%, 12/15/05......................................   2,000,000    2,141,708
6.63%, 9/15/09.......................................  14,250,000   15,697,301
6.25%, 2/1/11........................................   1,000,000    1,051,626
6.00%, 11/1/13, Pool # 323363........................   3,424,458    3,506,884
6.50%, 5/1/31, Pool # 535933.........................   9,754,160    9,926,467
6.00%, 3/1/16, Pool # 253702.........................   1,893,334    1,932,653
6.50% 5/1/16, Pool # 253799..........................   8,371,452    8,635,599
6.00%, 2/25/17, Pool # 2001-29.......................  10,000,000   10,181,300
6.00%, 7/25/19, Series 1999-27, Class -- CB, CMO.....   5,000,000    5,163,150
6.13%, 12/18/21, Series 1998-24, Class -- QE, CMO....   5,000,000    5,150,750
6.00%, 11/18/22, Series 1998-36, Class -- PN, CMO....   5,000,000    5,159,175
7.00%, 4/1/24, Pool # 250005.........................   1,730,930    1,803,865
6.00%, 1/1/29, Pool # 252211.........................   4,070,691    4,075,562
                                                                  ------------
                                                                    89,691,551
                                                                  ------------
Government National Mortgage Assoc. (9.5%):
7.00%, 8/15/23, Pool # 354627........................   2,016,980    2,105,463
7.00%, 7/15/29, Pool # 510099........................   3,433,616    3,558,795
7.00%, 8/20/29, Pool # 2796..........................   3,131,803    3,239,402
6.50%, 3/20/31, Pool # 3053..........................   9,247,594    9,411,990
6.50%, 4/20/31, Pool # 3068..........................   8,839,475    8,996,616
                                                                  ------------
                                                                    27,312,266
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES.......................              160,189,659
                                                                  ------------

 U.S. Treasury Bonds (14.2%):

7.50%, 11/15/16......................................  18,900,000   23,232,239
8.75%, 5/15/17.......................................   9,000,000   12,287,106
6.25%, 8/15/23.......................................   5,000,000    5,485,155
                                                                  ------------
TOTAL U.S. TREASURY BONDS............................               41,004,500
                                                                  ------------

 U.S. Treasury Notes (10.5%):

5.88%, 11/15/04......................................     850,000      911,492
6.63%, 5/15/07.......................................   9,750,000   10,974,844
5.63%, 5/15/08.......................................   2,000,000    2,151,796
3.88%, 1/15/09.......................................  12,987,991   13,661,743
5.00%, 8/15/11.......................................   2,500,000    2,583,203
                                                                  ------------
TOTAL U.S. TREASURY NOTES............................               30,283,078
                                                                  ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Intermediate U.S. Government Bond Fund                        September 30, 2001

 Investment Company (0.7%):

                                                        Shares       Value
                                                      ----------- ------------

Dreyfus Government Cash Management Money Market
 Fund................................................   2,001,834 $  2,001,834
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $273,545,853) (a) -- 99.5%....................              286,264,556
Other assets in excess of liabilities -- 0.5%........                1,581,035
                                                                  ------------
NET ASSETS -- 100.0%.................................             $287,845,591
                                                                  ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income for tax reporting of $177,110. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.......................................... $12,673,958
  Unrealized depreciation..........................................    (132,365)
                                                                    -----------
  Net unrealized appreciation...................................... $12,541,593
                                                                    ===========

(b) Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The board of trustees has deemed these securities to be liquid.
CMO -- Collateralized Mortgage Obligation.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value** (Cost $273,545,853)......................  $286,264,556
Interest and dividends receivable................................     2,908,253
Receivable for capital shares issued.............................        11,750
Collateral for securities loaned.................................    16,515,096
Prepaid expenses.................................................         7,633
                                                                   ------------
 Total Assets....................................................   305,707,288
                                                                   ------------
Liabilities:
Dividends payable................................................     1,136,430
Payable for capital shares redeemed..............................        26,138
Payable for collateral received on loaned securities.............    16,515,096
Accrued expenses and other payables:
 Investment advisory fees........................................       117,580
 Administration, transfer agent and fund accounting fees.........         7,880
 Distribution fees...............................................         4,295
 Other...........................................................        54,278
                                                                   ------------
 Total Liabilities...............................................    17,861,697
                                                                   ------------
Net Assets:
Capital..........................................................   275,557,471
Undistributed net investment income..............................       244,746
Net realized losses on investments...............................      (675,329)
Net unrealized appreciation on investments.......................    12,718,703
                                                                   ------------
Net Assets.......................................................  $287,845,591
                                                                   ============
Net Assets
 Class A Shares..................................................  $  4,450,410
 Class B Shares..................................................     4,309,707
 Class C Shares..................................................        39,900
 Trust Shares....................................................   279,045,574
                                                                   ------------
 Total...........................................................  $287,845,591
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A Shares..................................................       428,706
 Class B Shares..................................................       416,333
 Class C Shares..................................................         3,854
 Trust Shares....................................................    26,846,970
                                                                   ------------
 Total...........................................................    27,695,863
                                                                   ============
Net asset value
 Class A Shares -- redemption price per share....................  $      10.38
 Class B Shares -- offering price and redemption price* per
  share..........................................................         10.35
 Class C Shares -- offering price and redemption price* per
  share..........................................................         10.35
 Trust Shares -- offering and redemption price per share.........         10.39
                                                                   ============
Maximum Sales Charge -- Class A Shares...........................          5.75%
                                                                   ============
Maximum Offering Price (100%/(100% --Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares..........................................................  $      11.01
                                                                   ============

* Redemption price per share varies by the length of time shares are held. ** Includes securities on loan of $16,212,200.
 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Interest........................................................... $13,537,264
Dividend...........................................................     195,566
Income from securities lending.....................................      58,316
                                                                    -----------
 Total Investment Income...........................................  13,791,146
                                                                    -----------
Expenses:
Investment advisory fees...........................................   1,326,087
Administration, transfer agent and fund accounting fees............     630,694
Distribution fees -- Class A Shares................................      15,844
Distribution fees -- Class B Shares................................      28,592
Distribution fees -- Class C Shares................................          18
Custodian fees.....................................................      41,456
Other..............................................................     111,961
                                                                    -----------
 Total expenses before waivers.....................................   2,154,652
 Less expenses waived by the Investment Advisor....................    (221,012)
 Less expenses waived by the Administrator and its affiliates......      (7,922)
                                                                    -----------
 Net Expenses......................................................   1,925,718
                                                                    -----------
Net Investment Income..............................................  11,865,428
                                                                    -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments..................................   4,284,776
Change in unrealized appreciation/depreciation on investments......  10,693,380
                                                                    -----------
Net realized/unrealized gains on investments.......................  14,978,156
                                                                    -----------
Change in net assets resulting from operations..................... $26,843,584
                                                                    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     Year Ended    Year Ended
                                                     September     September
                                                      30, 2001      30, 2000
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $ 11,865,428  $ 10,831,699
 Net realized gains (losses) on investments........    4,284,776    (4,732,828)
 Change in unrealized appreciation/depreciation on
  investment transactions..........................   10,693,380     5,662,514
                                                    ------------  ------------
Change in net assets resulting from operations.....   26,843,584    11,761,385
                                                    ------------  ------------
Dividends to Class A Shareholders:
 Net investment income.............................     (162,436)     (169,157)
 Net realized gains from investments...............           --        (8,879)
 In excess of net realized gains...................           --        (2,156)
Dividends to Class B Shareholders:
 Net investment income.............................     (125,191)     (112,770)
 Net realized gains from investments...............           --        (6,993)
 In excess of net realized gains...................           --        (1,699)
Dividends to Class C Shareholders:
 Net investment income.............................          (77)           --
Dividends to Trust Class Shareholders:
 Net investment income.............................  (11,577,682)  (10,615,424)
 Net realized gains from investments...............           --      (520,884)
 In excess of net realized gains...................           --      (126,509)
                                                    ------------  ------------
Change in net assets from shareholder dividends....  (11,865,386)  (11,564,471)
                                                    ------------  ------------
Capital Transactions:
Change in net assets from capital transactions.....   85,060,075   (31,793,900)
                                                    ------------  ------------
Change in net assets...............................  100,038,273   (31,596,986)
Net Assets:
 Beginning of period...............................  187,807,318   219,404,304
                                                    ------------  ------------
 End of period..................................... $287,845,591  $187,807,318
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                         For the Year Ended September 30,
                                        --------------------------------------
                                         2001    2000    1999    1998    1997
                                        ------  ------  ------  ------  ------
Net Asset Value, Beginning of Period... $ 9.71  $ 9.70  $10.57  $ 9.84  $ 9.63
                                        ------  ------  ------  ------  ------
Investment Activities
 Net investment income.................   0.51    0.52    0.50    0.51    0.53
 Net realized and unrealized gains
  (losses) on investments..............   0.68    0.05   (0.76)   0.74    0.21
                                        ------  ------  ------  ------  ------
 Total from Investment Activities......   1.19    0.57   (0.26)   1.25    0.74
                                        ------  ------  ------  ------  ------
Dividends
 Net investment income.................  (0.52)  (0.53)  (0.50)  (0.52)  (0.53)
 Net realized gains....................     --   (0.02)  (0.11)     --      --
 In excess of net realized gains.......     --   (0.01)     --      --      --
                                        ------  ------  ------  ------  ------
 Total Dividends.......................  (0.52)  (0.56)  (0.61)  (0.52)  (0.53)
                                        ------  ------  ------  ------  ------
Net Asset Value, End of Period......... $10.38  $ 9.71  $ 9.70  $10.57  $ 9.84
                                        ======  ======  ======  ======  ======
Total Return (excludes sales charge)...  12.53%   6.09% (2.49)%  13.07%   7.93%
Ratios/Supplementary Data:
Net Assets, End of period (000)........ $4,450  $2,579  $3,308  $4,562  $4,211
Ratio of expenses to average net
 assets................................   1.11%   1.08%   1.08%   1.09%   1.12%
Ratio of net investment income to
 average net assets....................   5.12%   5.46%   5.00%   5.10%   5.49%
Ratio of expenses to average net
 assets*...............................   1.46%   1.43%   1.43%   1.44%   1.47%
Portfolio turnover (a).................  84.76% 103.41%  73.46%  60.98%  62.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                         For the Year Ended September 30,
                                        --------------------------------------
                                         2001    2000    1999    1998    1997
                                        ------  ------  ------  ------  ------
Net Asset Value, Beginning of Period... $ 9.69  $ 9.68  $10.54  $ 9.81  $ 9.60
                                        ------  ------  ------  ------  ------
Investment Activities
 Net investment income.................   0.45    0.45    0.43    0.43    0.46
 Net realized and unrealized gains
  (losses) on investments..............   0.65    0.04   (0.75)   0.74    0.21
                                        ------  ------  ------  ------  ------
 Total from Investment Activities......   1.10    0.49   (0.32)   1.17    0.67
                                        ------  ------  ------  ------  ------
Dividends
 Net investment income.................  (0.44)  (0.45)  (0.43)  (0.44)  (0.46)
 Net realized gains....................     --   (0.02)  (0.11)     --      --
 In excess of net realized gains.......     --   (0.01)     --      --      --
                                        ------  ------  ------  ------  ------
 Total Dividends.......................  (0.44)  (0.48)  (0.54)  (0.44)  (0.46)
                                        ------  ------  ------  ------  ------
Net Asset Value, End of Period......... $10.35  $ 9.69  $ 9.68  $10.54  $ 9.81
                                        ======  ======  ======  ======  ======
Total Return (excludes redemption
 charge)...............................  11.61%   5.31% (3.13)%  12.26%   7.14%
Ratios/Supplementary Data:
Net Assets, End of Period (000)........ $4,310  $2,329  $2,679  $1,314  $  623
Ratio of expenses to average net
 assets................................   1.86%   1.83%   1.83%   1.84%   1.87%
Ratio of net investment income to
 average net assets....................   4.38%   4.71%   4.28%   4.34%   4.74%
Ratio of expenses to average net
 assets*...............................   1.96%   1.93%   1.93%   1.94%   1.97%
Portfolio turnover (a).................  84.76% 103.41%  73.46%  60.98%  62.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund

 Financial Highlights, Class C Shares

 Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   February 1,
                                                                     2001 to
                                                                  September 30,
                                                                    2001 (a)
                                                                  -------------
Net Asset Value, Beginning of Period.............................    $10.10
                                                                     ------
Investment Activities
 Net investment income...........................................      0.35
 Net realized and unrealized gains on investments................      0.25
                                                                     ------
 Total from Investment Activities................................      0.60
                                                                     ------
Dividends
 Net investment income...........................................     (0.35)
                                                                     ------
 Total Dividends.................................................     (0.35)
                                                                     ------
Net Asset Value, End of Period...................................    $10.35
                                                                     ======
Total Return (excludes redemption charge)........................      6.01%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................    $   40
Ratio of expenses to average net assets..........................      1.98%(c)
Ratio of net investment income to average net assets.............      4.26%(c)
Ratio of expenses to average net assets*.........................      2.05%(c)
Portfolio turnover (d)...........................................     84.76%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate U.S. Government Bond Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.


                                     For the Year Ended September 30,
                               ------------------------------------------------
                                 2001      2000      1999      1998      1997
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $   9.73  $   9.72  $  10.59  $   9.85  $   9.64
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......      0.54      0.55      0.53      0.54      0.56
 Net realized and unrealized
  gains (losses) on
  investments................      0.66      0.04     (0.76)     0.75      0.21
                               --------  --------  --------  --------  --------
 Total from Investment
  Activities.................      1.20      0.59     (0.23)     1.29      0.77
                               --------  --------  --------  --------  --------
Dividends
 Net investment income.......     (0.54)    (0.55)    (0.53)    (0.55)    (0.56)
 Net realized gains..........        --     (0.02)    (0.11)       --        --
 In excess of net realized
  gains......................        --     (0.01)       --        --        --
                               --------  --------  --------  --------  --------
 Total Dividends.............     (0.54)    (0.58)    (0.64)    (0.55)    (0.56)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $  10.39  $   9.73  $   9.72  $  10.59  $   9.85
                               ========  ========  ========  ========  ========
Total Return.................     12.68%     6.36%   (2.23)%    13.46%     8.20%

Ratios/Supplementary Data:
Net Assets, End of Period
 (000).......................  $279,046  $182,899  $213,417  $186,256  $142,545
Ratio of expenses to average
 net assets..................      0.85%     0.83%     0.83%     0.84%     0.87%
Ratio of net investment
 income to average net
 assets......................      5.38%     5.71%     5.26%     5.35%     5.74%
Ratio of expenses to average
 net assets*.................      0.95%     0.93%     0.93%     0.94%     0.97%
Portfolio turnover (a).......     84.76%   103.41%    73.46%    60.98%    62.45%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Intermediate Corporate Bond Fund                              September 30, 2001

 Corporate Bonds (94.0%):

                                                       Principal
                                                         Amount      Value
                                                       ---------- ------------

Building/Construction Products (2.5%):
Masco Corp., 6.00%, 5/3/04............................ $1,000,000 $  1,025,785
Vulcan Materials Co., 5.75%, 4/1/04...................  2,000,000    2,056,508
                                                                  ------------
                                                                     3,082,293
                                                                  ------------
Chemicals (1.7%):
Dow Chemical Co., 7.38%, 11/1/29......................  2,000,000    2,094,022
                                                                  ------------
Computers (4.5%):
IBM Corp., 8.38%, 11/1/19.............................  2,000,000    2,299,696
Sun Microsystems, Inc., 7.50%, 8/15/06................  3,000,000    3,180,303
                                                                  ------------
                                                                     5,479,999
                                                                  ------------
Cosmetics/Personal Care (0.8%):
Kimberly-Clark Corp., 6.25%, 7/15/18..................  1,000,000      955,111
                                                                  ------------
Diversified Manufacturing (1.7%):
Tyco International Group SA, 6.38%, 2/15/06...........  2,000,000    2,078,192
                                                                  ------------
Financial Services (41.1%):
AIG SunAmerica Global Financial, 5.85%, 8/1/08 (b)....  3,000,000    3,067,953
Athena Neuro Financial LLC, 7.25%, 2/21/08............  2,000,000    2,121,118
Bank of New York, 7.30%, 12/1/09......................  2,000,000    2,158,758
Citigroup, Inc., 7.25%, 10/1/10.......................  2,000,000    2,176,900
Dun & Bradstreet Corp., 6.63%, 3/15/06................  2,000,000    2,066,110
Erac USA Finance Co., 7.35%, 6/15/08 (b)..............  2,000,000    2,063,894
Fidelity Investment Corp., 7.57%, 6/15/29 (b).........  2,000,000    2,121,142
Ford Motor Credit Co., 7.88%, 6/15/10.................  2,000,000    2,109,934
General Motors Acceptance Corp., 6.13%, 9/15/06.......  2,000,000    1,998,782
Heller Financial, Inc., 6.38%, 3/15/06................  2,000,000    2,117,932
Household Finance Corp., 6.50%, 11/15/08..............  2,000,000    2,060,234
JP Morgan Chase & Co., 5.63%, 8/15/06.................  2,000,000    2,059,254
Key Bank NA, 7.00%, 2/1/11............................  2,000,000    2,074,540
Legg Mason, Inc., 6.75%, 7/2/08.......................  2,000,000    2,083,024
Mellon Bank NA, 6.50%, 8/1/05.........................  2,000,000    2,125,202
Morgan Stanley Dean Witter, 6.10%, 4/15/06............  2,000,000    2,067,600
National Rural Utilities Cooperative Finance Corp.,
 6.13%, 5/15/05.......................................  2,000,000    2,093,012
Qwest Capital Funding, 7.75%, 2/15/31 (b).............  2,000,000    1,923,720
Radian Group, Inc.,
 7.75%, 6/1/11 (b)....................................  2,000,000    2,096,668
State Street Corp., 7.65%, 6/15/10....................  2,000,000    2,226,784
Synovus Financial, 7.25%, 12/15/05....................  3,000,000    3,237,867

 Corporate Bonds, continued

                                                        Principal
                                                          Amount      Value
                                                        ---------- ------------

Financial Services, continued
Washington Mutual, Inc., 7.50%, 8/15/06................ $2,000,000 $  2,205,276
Wells Fargo Co., 5.90%, 5/21/06........................  2,000,000    2,085,600
                                                                   ------------
                                                                     50,341,304
                                                                   ------------
Food Processing (0.8%):
ConAgra, 6.00%, 9/15/06................................  1,000,000    1,025,952
                                                                   ------------
Health Care (1.7%):
Wellpoint Health Network, 6.38%, 6/15/06...............  2,000,000    2,057,544
                                                                   ------------
Insurance (1.8%):
John Hancock Global Funding, 7.90%, 7/2/10 (b).........  2,000,000    2,252,824
                                                                   ------------
Media (4.1%):
AOL Time Warner, Inc., 7.63%, 4/15/31..................  2,000,000    2,027,732
Comcast Cable Communications Corp., 6.88%, 6/15/09.....  3,000,000    3,058,977
                                                                   ------------
                                                                      5,086,709
                                                                   ------------
Oil & Gas Exploration Products & Services (1.7%):
R & B Falcon Corp., 6.50%, 4/15/03.....................  2,000,000    2,064,246
                                                                   ------------
Petroleum (3.4%):
Enterprise Products Partners LP, 7.50%, 2/1/11.........  3,000,000    3,118,278
Phillips Petroleum Co., 8.50%, 5/25/05.................  1,000,000    1,113,086
                                                                   ------------
                                                                      4,231,364
                                                                   ------------
Pharmaceuticals (4.2%):
Abbott Laboratories, 5.13%, 7/1/04.....................  3,000,000    3,106,437
American Home Products, 5.88%, 3/15/04 (b).............  2,000,000    2,075,324
                                                                   ------------
                                                                      5,181,761
                                                                   ------------
Pipelines (3.4%):
El Paso Natural Gas, 6.75%, 11/15/03...................  1,000,000    1,041,285
Enron Corp., 7.13%, 5/15/07............................  1,965,000    2,077,828
Williams Cos, 7.13%, 9/1/11............................  1,000,000    1,017,442
                                                                   ------------
                                                                      4,136,555
                                                                   ------------
Real Estate Investment Trust (1.7%):
Spieker Properties, LP, 7.25%, 5/1/09..................  2,000,000    2,089,804
                                                                   ------------
Refuse Systems (1.2%):
Republic Services, Inc., 6.75%, 8/15/11................  1,500,000    1,520,289
                                                                   ------------
Retail (4.2%):
McDonald's Corp., 5.15%, 7/1/04........................  3,000,000    3,083,055
Safeway, Inc., 7.25%, 2/1/31...........................  2,000,000    2,045,780
                                                                   ------------
                                                                      5,128,835
                                                                   ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Intermediate Corporate Bond Fund                              September 30, 2001

 Corporate Bonds, continued

                                                       Principal
                                                         Amount      Value
                                                       ---------- ------------

Telephone -- Integrated (9.3%):
GTE California, Inc., 7.65%, 3/15/07.................. $2,000,000 $  2,204,900
Koninklijke KPN NV, 8.00%, 10/1/10....................  1,000,000      770,910
SBC Communications, Inc., 6.13%, 2/15/08..............  1,000,000    1,032,075
Sprint Capital Corp., 7.63%, 1/30/11..................  2,000,000    2,115,546
Vodafone Airtouch PLC, 7.75%, 2/15/10 (b).............  2,000,000    2,188,572
WorldCom, Inc., 6.50%, 5/15/04........................  3,000,000    3,104,940
                                                                  ------------
                                                                    11,416,943
                                                                  ------------
Utilities (4.2%):
Alabama Power Co., 4.88%, 9/1/04......................  1,000,000    1,015,424
PSEG Energy Holdings, 8.50%, 6/15/11 (b)..............  2,000,000    2,075,330
Teco Energy, Inc., 7.20%, 5/1/11......................  2,000,000    2,122,886
                                                                  ------------
                                                                     5,213,640
                                                                  ------------
TOTAL CORPORATE BONDS.................................             115,437,387
                                                                  ------------

 U.S. Government Agency (1.7%):

Federal National Mortgage Association,
 6.00%, 5/15/11.......................................  2,000,000    2,106,768
                                                                  ------------

 Investment Company (3.1%):

                                                          Shares      Value
                                                        ---------- ------------

Dreyfus Cash Management Money Market Fund..............  3,748,771 $  3,748,771
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $116,347,876) (a) -- 98.8%......................             121,292,926
Other assets in excess of liabilities -- 1.2%..........               1,480,320
                                                                   ------------
NET ASSETS -- 100.0%...................................            $122,773,246
                                                                   ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $5,300,190
  Unrealized depreciation...........................................   (355,140)
                                                                     ----------
  Net unrealized appreciation....................................... $4,945,050
                                                                     ==========

(b) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The board of trustees has deemed these securities to be liquid.

NV -- Naamloze Vennootschap (Dutch Corp.).
SA -- Societe Anonyme (French Corp.).

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $116,347,876)........................ $121,292,926
Interest and dividends receivable................................    2,023,001
Receivable for capital shares issued.............................      126,750
Prepaid expenses.................................................        2,572
                                                                  ------------
 Total Assets....................................................  123,445,249
                                                                  ------------
Liabilities:
Dividends payable................................................      582,028
Accrued expenses and other payables:
 Investment advisory fees........................................       47,514
 Administration, transfer agent and fund accounting fees.........        3,357
 Distribution fees...............................................        1,498
 Other...........................................................       37,606
                                                                  ------------
 Total Liabilities...............................................      672,003
                                                                  ------------
Net Assets:
Capital..........................................................  115,956,931
Undistributed net investment income..............................       78,163
Net realized gains on investments................................    1,793,102
Net unrealized appreciation on investments.......................    4,945,050
                                                                  ------------
Net Assets....................................................... $122,773,246
                                                                  ============
Net Assets
 Class A Shares.................................................. $    426,481
 Class B Shares..................................................    1,975,607
 Class C Shares..................................................       10,628
 Trust Shares....................................................  120,360,530
                                                                  ------------
 Total........................................................... $122,773,246
                                                                  ============
Outstanding units of beneficial interest (shares)
 Class A Shares..................................................       40,373
 Class B Shares..................................................      186,917
 Class C Shares..................................................        1,006
 Trust Shares....................................................   11,393,666
                                                                  ------------
 Total...........................................................   11,621,962
                                                                  ============
Net asset value
 Class A Shares -- redemption price per share.................... $      10.56
 Class B Shares -- offering price and redemption price* per
  share..........................................................        10.57
 Class C Shares -- offering price and redemption price* per
  share..........................................................        10.56
 Trust Shares -- offering and redemption price per share.........        10.56
                                                                  ============
Maximum Sales Charge -- Class A Shares...........................         5.75%
                                                                  ============
Maximum Offering Price per share (100%/(100% -- Maximum Sales
 Charge) of net asset value adjusted to the nearest cent) per
 share -- Class A Shares......................................... $      11.20
                                                                  ============

* Redemption price per share varies by length of time shares are held. Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Interest........................................................... $ 7,099,715
Dividend...........................................................     354,663
Income from securities lending.....................................       2,178
                                                                    -----------
 Total Investment Income...........................................   7,456,556
                                                                    -----------
Expenses:
Investment advisory fees...........................................     588,323
Administration, transfer agent and fund accounting fees............     347,095
Distribution fees -- Class A Shares................................       1,438
Distribution fees -- Class B Shares................................       5,442
Distribution fees -- Class C Shares................................          22
Custodian fees.....................................................      22,321
Other..............................................................      23,641
                                                                    -----------
 Total expenses before waivers.....................................     988,282
 Less expenses waived by the Investment Advisor....................     (97,740)
 Less expenses waived by the Administrator and its affiliates......        (719)
                                                                    -----------
 Net Expenses......................................................     889,823
                                                                    -----------
Net Investment Income..............................................   6,566,733
                                                                    -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments..................................   2,582,170
Change in unrealized appreciation/depreciation on investments......   3,494,022
                                                                    -----------
Net realized/unrealized gains on investments.......................   6,076,192
                                                                    -----------
Change in net assets resulting from operations..................... $12,642,925
                                                                    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Statements of Changes in Net Assets

                                                   For the Year  For the Period
                                                      Ended          Ended
                                                    September    September 30,
                                                     30, 2001       2000 (a)
                                                   ------------  --------------
From Investment Activities:
Operations:
 Net investment income............................ $  6,566,733   $ 3,769,082
 Net realized gains (losses) on investments.......    2,582,170      (713,070)
 Change in unrealized appreciation/depreciation on
  investments.....................................    3,494,022     1,451,028
                                                   ------------   -----------
Change in net assets resulting from operations....   12,642,925     4,507,040
                                                   ------------   -----------
Dividends to Class A Shareholders:
 Net investment income............................      (16,561)       (7,804)
Dividends to Class B Shareholders:
 Net investment income............................      (27,192)       (1,465)
Dividends to Class C Shareholders:
 Net investment income............................         (107)           --
Dividends to Trust Class Shareholders:
 Net investment income............................   (6,522,876)   (3,759,816)
                                                   ------------   -----------
Change in net assets from shareholder dividends...   (6,566,736)   (3,769,085)
                                                   ------------   -----------
Capital Transactions:
Change in net assets from capital transactions....   27,289,184    88,669,918
                                                   ------------   -----------
Change in net assets..............................   33,365,373    89,407,873
Net Assets:
 Beginning of period..............................   89,407,873            --
                                                   ------------   -----------
 End of period.................................... $122,773,246   $89,407,873
                                                   ============   ===========

(a) For the period from December 2, 1999 (commencement of operations) through September 30, 2000.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                      For the     December 2,
                                                    Year Ended      1999 to
                                                   September 30, September 30,
                                                       2001        2000 (a)
                                                   ------------- -------------
Net Asset Value, Beginning of Period..............    $  9.98       $ 10.00
                                                      -------       -------
Investment Activities
 Net investment income............................       0.60          0.50
 Net realized and unrealized gains (losses) on
  investments.....................................       0.58         (0.02)
                                                      -------       -------
 Total from Investment Activities.................       1.18          0.48
                                                      -------       -------
Dividends
 Net investment income............................      (0.60)        (0.50)
                                                      -------       -------
 Total Dividends..................................      (0.60)        (0.50)
                                                      -------       -------
Net Asset Value, End of Period....................    $ 10.56       $  9.98
                                                      =======       =======
Total Return (excludes sales charge)..............      12.10%         4.97%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)...................    $   426       $   236
Ratio of expenses to average net assets...........       1.06%         1.03%(c)
Ratio of net investment income to average net
 assets...........................................       5.76%         6.06%(c)
Ratio of expenses to average net assets*..........       1.45%         1.59%(c)
Portfolio turnover (d)............................     142.35%       186.79%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                       For the     December 2,
                                                     Year Ended      1999 to
                                                    September 30, September 30,
                                                        2001        2000 (a)
                                                    ------------- -------------
Net Asset Value, Beginning of Period...............    $ 9.98        $10.00
                                                       ------        ------
Investment Activities
 Net investment income.............................      0.52          0.44
 Net realized and unrealized gains (losses) on
  investments......................................      0.59         (0.02)
                                                       ------        ------
 Total from Investment Activities..................      1.11          0.42
                                                       ------        ------
Dividends
 Net investment income.............................     (0.52)        (0.44)
                                                       ------        ------
 Total Dividends...................................     (0.52)        (0.44)
                                                       ------        ------
Net Asset Value, End of Period.....................    $10.57        $ 9.98
                                                       ======        ======
Total Return (excludes redemption charge)..........     11.41%         4.41%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)....................    $1,976        $   70
Ratio of expenses to average net assets............      1.73%         1.75%(c)
Ratio of net investment income to average net
 assets............................................      4.95%         5.34%(c)
Ratio of expenses to average net assets*...........      1.90%         2.03%(c)
Portfolio turnover (d).............................    142.35%       186.79%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund


 Financial Highlights, Class C Shares

 Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   February 1,
                                                                     2001 to
                                                                  September 30,
                                                                    2001 (a)
                                                                  -------------
Net Asset Value, Beginning of Period.............................    $10.39
                                                                     ------
Investment Activities
 Net investment income...........................................      0.35
 Net realized and unrealized gains on investments................      0.17
                                                                     ------
 Total from Investment Activities................................      0.52
                                                                     ------
Dividends
 Net investment income...........................................     (0.35)
                                                                     ------
 Total Dividends.................................................     (0.35)
                                                                     ------
Net Asset Value, End of Period...................................    $10.56
                                                                     ======
Total Return (excludes redemption charge)........................      5.07%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..................................    $   11
Ratio of expenses to average net assets..........................      1.71%(c)
Ratio of net investment income to average net assets.............      4.94%(c)
Ratio of expenses to average net assets*.........................      1.85%(c)
Portfolio turnover (d)...........................................    142.35%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Intermediate Corporate Bond Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                      For the     December 2,
                                                    Year Ended      1999 to
                                                   September 30, September 30,
                                                       2001        2000 (a)
                                                   ------------- -------------
Net Asset Value, Beginning of Period..............   $   9.98       $ 10.00
                                                     --------       -------
Investment Activities
 Net investment income............................       0.62          0.51
 Net realized and unrealized gains (losses) on
  investments.....................................       0.58         (0.02)
                                                     --------       -------
 Total from Investment Activities.................       1.20          0.49
                                                     --------       -------
Dividends
 Net investment income............................      (0.62)        (0.51)
                                                     --------       -------
 Total Dividends..................................      (0.62)        (0.51)
                                                     --------       -------
Net Asset Value, End of Period....................   $  10.56       $  9.98
                                                     ========       =======
Total Return......................................      12.34%         5.13%(b)
Ratios/Supplementary Data:
Net Assets At End of Period (000).................   $120,361       $89,101
Ratio of expenses to average net assets...........       0.81%         0.75%(c)
Ratio of net investment income to average net
 assets...........................................       6.03%         6.30%(c)
Ratio of expenses to average net assets*..........       0.96%         1.09%(c)
Portfolio turnover (d)............................     142.35%       186.79%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
North Carolina Intermediate Tax-Free Fund                     September 30, 2001

 North Carolina Municipal Bonds (97.4%):

                                                        Principal
                                                          Amount      Value
                                                        ---------- ------------

Education Bonds (1.0%):
Johnston County, North Carolina, School & Museum
 Project, 5.50%, 8/1/10, Callable 8/1/09  @ 101, FSA..  $1,000,000 $  1,104,540
                                                                   ------------
General Obligation Bonds (60.4%):
Brunswick County, North Carolina, 4.75%, 5/1/11.......   2,300,000    2,415,644
Buncombe County, North Carolina, 5.10%, 3/1/07........   1,000,000    1,076,870
Buncombe County, North Carolina, Certificate of
 Participation, 5.00%, 12/1/05, AMBAC.................   1,000,000    1,073,020
Buncombe County, North Carolina, Series B,
 5.00%, 12/1/11, Callable 12/1/10 @ 100.5.............   1,000,000    1,078,520
Cabarrus County, North Carolina, 4.25%, 4/1/07........   1,000,000    1,027,180
Cabarrus County, North Carolina, 5.30%, 2/1/11,
 Callable 2/1/07 @ 102, MBIA..........................   1,000,000    1,073,090
Cary, North Carolina, 4.00%, 2/1/04...................   1,765,000    1,815,055
Charlotte, North Carolina, 5.00%, 6/1/05..............   1,090,000    1,166,060
Charlotte, North Carolina, 5.50%, 6/1/09..............   1,460,000    1,620,731
Charlotte, North Carolina, Certificate of
 Participation, Equipment Acquisition, 5.25%, 3/1/04..   2,395,000    2,530,437
Charlotte, North Carolina, Water & Sewer,
 4.75%, 2/1/05........................................   1,240,000    1,309,266
Cleveland County, North Carolina, 5.10%, 6/1/08,
 Callable 6/1/03 @ 102, FGIC..........................   2,680,000    2,788,433
Cumberland County, North Carolina, 5.50%, 3/1/09......   1,055,000    1,164,309
Forsyth County, North Carolina, Certificate of
 Participation, 5.00%, 10/1/06........................   1,000,000    1,074,540
Gaston County, North Carolina, 5.50%, 5/1/09, Callable
 5/1/07 @ 101, FGIC...................................   1,000,000    1,093,320
High Point, North Carolina, Public Improvement, Series
 B, 5.40%, 6/1/07.....................................   1,350,000    1,478,736
High Point, North Carolina, Public Improvement, Series
 B, 5.40%, 6/1/08.....................................   1,350,000    1,482,057
Johnston County, North Carolina, 4.50%, 6/1/09........   1,000,000    1,040,770
Johnston County, North Carolina, 5.50%, 3/1/12,
 Callable 3/1/10  @ 101, FGIC.........................   1,000,000    1,098,460
 North Carolina Municipal Bonds, continued

                                                        Principal
                                                          Amount      Value
                                                        ---------- ------------

General Obligation Bonds, continued
Mecklenburg County, North Carolina, 5.00%, 4/1/07.....  $3,000,000 $  3,223,681
Mecklenburg County, North Carolina, 5.00%, 4/1/09.....   2,000,000    2,151,440
Mecklenburg County, North Carolina, Public
 Improvement, Series B, 5.00%, 2/1/04.................   2,000,000    2,102,240
Mecklenburg County, North Carolina, Public
 Improvement, Series A, 5.00%, 2/1/06.................   2,000,000    2,142,260
New Hanover County, North Carolina, Public
 Improvement, 5.30%, 11/1/08..........................   1,500,000    1,643,550
North Carolina State, Series A, 5.10%, 3/1/05.........   1,500,000    1,602,780
North Carolina State, 4.75%, 4/1/08...................   3,000,000    3,180,720
North Carolina State, 5.10%, 6/1/08, Callable 6/1/06 @
 101..................................................   2,000,000    2,135,940
North Carolina State, 5.10%, 6/1/09, Callable 6/1/06 @
 101.5................................................   1,000,000    1,066,400
North Carolina State Clean Water Series A,
 5.20%, 6/1/15........................................   1,525,000    1,592,405
North Carolina State, Public Improvement, Series A,
 5.25%, 3/1/07........................................   2,000,000    2,170,500
Orange County, North Carolina, 5.00%, 2/1/11..........   1,680,000    1,803,026
Orange County, North Carolina, Public Improvement,
 5.25%, 4/1/07........................................   1,300,000    1,411,046
Orange County, North Carolina, Public Improvement,
 5.25%, 4/1/08........................................   1,300,000    1,413,243
Randolph County, North Carolina, Certificate of
 Participation, 5.20%, 6/1/09, FSA....................   1,000,000    1,082,700
Randolph County, North Carolina, Certificate of
 Participation, 5.30%, 6/1/13, Callable 6/1/09 @ 101,
 FSA..................................................   1,750,000    1,864,783
Wake County, North Carolina, Series B, 4.50%, 2/1/08..   1,000,000    1,044,810
Wake County, North Carolina, 5.30%, 2/1/11,
 Callable 2/1/10 @ 100.5..............................   1,000,000    1,098,810
Wake County, North Carolina, Public Improvement,
 4.50%, 3/1/04........................................   1,500,000    1,561,860
Wake County, North Carolina, Series B, 4.50%, 2/1/05..   2,000,000    2,095,940
Wilmington, North Carolina, Series B, 5.00%, 4/1/08,
 FGIC.................................................   1,000,000    1,072,190
Wilson, North Carolina, 5.00%, 6/1/10, AMBAC..........   1,130,000    1,218,095
                                                                   ------------
                                                                     66,084,917
                                                                   ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
North Carolina Intermediate Tax-Free Fund                     September 30, 2001

 North Carolina Municipal Bonds, continued


                                                         Principal
                                                           Amount      Value
                                                         ---------- ------------

Health Care Bonds (14.8%):
Cumberland County, North Carolina, Hospital Facilities,
 5.25%, 10/1/10, Callable 10/1/09 @ 101................  $1,035,000 $  1,089,617
New Hanover County, North Carolina, Regional Medical
 Center Project, 5.25%, 10/1/12, Callable
 10/1/09 @ 101.........................................   1,000,000    1,070,900
North Carolina Medical Care Community Health,
 5.00%, 10/1/08........................................   1,000,000    1,060,300
North Carolina Medical Care Community Hospital, Gaston
 Health Care, 4.50%, 2/15/05...........................   1,005,000    1,039,341
North Carolina Medical Care Community Hospital, Gaston
 Health Care, 4.63%, 2/15/07...........................   1,100,000    1,138,324
North Carolina Medical Care Community Hospital, Pitt
 County Memorial Hospital, Series A, 5.00%, 12/1/07....   1,600,000    1,704,704
North Carolina Medical Care Hospital, 5.40%, 2/15/11...     525,000      552,710
North Carolina Medical Care, Common Health Care
 Revenue, Series A, 5.25%, 12/1/10,
 Callable 12/1/08 @ 101................................   1,220,000    1,302,936
North Carolina Medical Care, Common Health Revenue,
 5.25%, 5/1/09,
 Callable 5/1/07 @ 100.................................   1,325,000    1,394,987
Pitt County, North Carolina, Memorial Hospital Revenue,
 5.50%, 12/1/15, Callable 12/1/05 @ 102................   2,550,000    2,728,601
Wake County, North Carolina, Hospital Revenue,
 5.13%, 10/1/13........................................   2,860,000    3,073,927
                                                                    ------------
                                                                      16,156,347
                                                                    ------------
Revenue Bonds (5.6%):
Concord, North Carolina, Utility Systems,
 4.50%, 12/1/09........................................   1,260,000    1,310,639
Durham, North Carolina, Water & Sewer Utility Systems,
 5.00%, 6/1/12.........................................   1,000,000    1,062,880
Greenville, North Carolina, Enterprise Systems,
 5.50%, 9/1/10, FSA....................................   1,455,000    1,611,659
North Carolina Eastern Municipal Power Systems,
 6.40%, 1/1/21.........................................     465,000      544,255
University of North Carolina, Series A,
 5.00%, 12/1/07........................................   1,470,000    1,586,351
                                                                    ------------
                                                                       6,115,784
                                                                    ------------
Transportation Bonds (1.4%):
Piedmont, North Carolina, Triad Airport Authority,
 Series A, 6.38%, 7/1/16, Callable 7/1/09 @ 101, FSA...   1,385,000    1,560,549
                                                                    ------------

 North Carolina Municipal Bonds, continued

                                                          Shares
                                                            or
                                                        Principal
                                                          Amount      Value
                                                        ---------- ------------

Utility Bonds (14.2%):
Gastonia, North Carolina, Utilities System,
 5.00%, 5/1/10, MBIA..................................  $1,000,000 $  1,069,070
Guilford County, North Carolina, Water & Sewer, Series
 A, 5.00%, 10/1/07....................................   3,210,000    3,468,855
Guilford County, North Carolina, Water & Sewer, Series
 A, 5.00%, 10/1/09....................................   2,500,000    2,700,075
North Carolina Eastern Municipal Power, Series A,
 5.00%, 1/1/17........................................   1,740,000    1,799,421
North Carolina, Municipal Power Agency, No. 1, Catawba
 Electric Revenue, 5.50%, 1/1/13......................   2,025,000    2,225,232
North Carolina, Municipal Power Agency, No. 1, Catawba
 Electric Revenue, 5.50%, 1/1/13, AMBAC...............   1,610,000    1,777,665
Wake County, North Carolina, Waste Management Project,
 5.00%, 2/1/05........................................   2,340,000    2,486,133
                                                                   ------------
                                                                     15,526,451
                                                                   ------------
TOTAL NORTH CAROLINA MUNICIPAL BONDS..................              106,548,588
                                                                   ------------

PNC North Carolina Blackrock Fund.....................   2,738,434    2,738,434
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $104,533,049) (a) -- 99.9%.....................              109,287,022
Other assets in excess of liabilities -- 0.1%.........                  110,549
                                                                   ------------
NET ASSETS -- 100.0%..................................             $109,397,571
                                                                   ============

 Investment Company (2.5%):

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $4,755,993
  Unrealized depreciation...........................................     (2,020)
                                                                     ----------
  Net unrealized appreciation....................................... $4,753,973
                                                                     ==========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $104,533,049)........................  $109,287,022
Interest and dividends receivable................................     1,556,022
Prepaid expenses.................................................         1,976
                                                                   ------------
 Total Assets....................................................   110,845,020
                                                                   ------------
Liabilities:
Dividends payable................................................       313,008
Payable for investments purchased................................     1,065,856
Accrued expenses and other payables:
 Investment advisory fees........................................        44,630
 Administration, transfer agent and fund accounting fees.........         2,398
 Distribution fees...............................................         2,299
 Other...........................................................        19,258
                                                                   ------------
 Total Liabilities...............................................     1,447,449
                                                                   ------------
Net Assets:
Capital..........................................................   103,746,087
Undistributed net investment income..............................        43,808
Net realized gains on investments................................       853,703
Net unrealized appreciation on investments.......................     4,753,973
                                                                   ------------
Net Assets.......................................................  $109,397,571
                                                                   ============
Net Assets
 Class A Shares..................................................  $ 18,718,163
 Trust Shares....................................................    90,679,408
                                                                   ------------
 Total...........................................................  $109,397,571
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A Shares..................................................     1,775,793
 Trust Shares....................................................     8,600,819
                                                                   ------------
 Total...........................................................    10,376,612
                                                                   ============
Net asset value
 Class A Shares -- redemption price per share....................  $      10.54
 Trust Shares -- offering and redemption price per share.........         10.54
                                                                   ============
Maximum Sales Charge -- Class A Shares...........................          3.00%
                                                                   ============
Maximum Offering Price (100%/(100% --Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share --
 Class A Shares..................................................  $      10.87
                                                                   ============

 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:

Interest.......................................................... $  4,425,149
Dividend..........................................................       74,610
                                                                   ------------
 Total Investment Income..........................................    4,499,759
                                                                   ------------
Expenses:
Investment advisory fees..........................................      584,255
Administration, transfer agent and fund accounting fees...........      261,103
Distribution fees -- Class A Shares...............................       69,840
Custodian fees....................................................       15,946
Other.............................................................       49,735
                                                                   ------------
 Total expenses before waivers....................................      980,879
 Less expenses waived by the Investment Advisor...................      (97,375)
 Less expenses waived by the Administrator and its affiliates.....      (97,577)
                                                                   ------------
 Net Expenses.....................................................      785,927
                                                                   ------------
Net Investment Income.............................................    3,713,832
                                                                   ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments.................................    1,911,932
Change in unrealized appreciation/depreciation on investments.....    3,482,977
                                                                   ------------
Net realized/unrealized gains on investments......................    5,394,909
                                                                   ------------
Change in net assets resulting from operations.................... $  9,108,741
                                                                   ============

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Statements of Changes in Net Assets

                                                      For the        For the
                                                    Year Ended     Year Ended
                                                   September 30,  September 30,
                                                       2001           2000
                                                   -------------  -------------
From Investment Activities:
Operations:
 Net investment income............................ $  3,713,832    $ 3,699,966
 Net realized gains (losses) on investments.......    1,911,932       (868,485)
 Change in unrealized appreciation/depreciation on
  investments.....................................    3,482,977      1,687,863
                                                   ------------    -----------
Change in net assets resulting from operations....    9,108,741      4,519,344
                                                   ------------    -----------
Dividends to Class A Shareholders:
 Net investment income............................     (511,927)      (490,454)
 In excess of net realized gains from
  investments.....................................           --           (650)
Dividends to Trust Class Shareholders:
 Net investment income............................   (3,201,921)    (3,209,513)
 In excess of net realized gains from
  investments.....................................           --         (3,505)
                                                   ------------    -----------
Change in net assets from shareholder dividends...   (3,713,848)    (3,704,122)
                                                   ------------    -----------
Capital Transactions:
Change in net assets from capital transactions....   11,089,966      7,989,997
                                                   ------------    -----------
Change in net assets..............................   16,484,859      8,805,219
Net Assets:
 Beginning of period..............................   92,912,712     84,107,493
                                                   ------------    -----------
 End of period.................................... $109,397,571    $92,912,712
                                                   ============    ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                       For the Year Ended September 30,
                                    ------------------------------------------
                                     2001     2000     1999     1998     1997
                                    -------  -------  -------  -------  ------
Net Asset Value, Beginning of
 Period............................ $  9.97  $  9.89  $ 10.52  $ 10.27  $10.05
                                    -------  -------  -------  -------  ------
Investment Activities
 Net investment income.............    0.38     0.40     0.40     0.42    0.40
 Net realized and unrealized gains
  (losses) on investments..........    0.57     0.08    (0.56)    0.25    0.22
                                    -------  -------  -------  -------  ------
 Total from Investment Activities..    0.95     0.48    (0.16)    0.67    0.62
                                    -------  -------  -------  -------  ------
Dividends
 Net investment income.............   (0.38)   (0.40)   (0.40)   (0.42)  (0.40)
 Net realized gains................      --       --    (0.05)      --      --
 In excess of net realized gains...      --       --    (0.02)      --      --
                                    -------  -------  -------  -------  ------
 Total Dividends...................   (0.38)   (0.40)   (0.47)   (0.42)  (0.40)
                                    -------  -------  -------  -------  ------
Net Asset Value, End of Period..... $ 10.54  $  9.97  $  9.89  $ 10.52  $10.27
                                    =======  =======  =======  =======  ======
Total Return (excludes sales
 charge)...........................    9.69%    5.04%  (1.53)%    6.63%   6.28%
Ratios/Supplementary Data:
Net Assets, End of Period (000).... $18,718  $11,403  $13,677  $11,592  $9,419
Ratio of expenses to average net
 assets............................    0.93%    0.95%    0.95%    0.96%   1.00%
Ratio of net investment income to
 average net assets................    3.66%    4.12%    3.95%    4.03%   3.94%
Ratio of expenses to average net
 assets*...........................    1.43%    1.46%    1.47%    1.48%   1.50%
Portfolio turnover (a).............   47.35%   80.33%   39.70%   32.63%  16.98%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
North Carolina Intermediate Tax-Free Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                      For the Year Ended September 30,
                                   -------------------------------------------
                                    2001     2000     1999     1998     1997
                                   -------  -------  -------  -------  -------
Net Asset Value, Beginning of
 Period........................... $  9.98  $  9.89  $ 10.53  $ 10.27  $ 10.05
                                   -------  -------  -------  -------  -------
Investment Activities
 Net investment income............    0.40     0.42     0.42     0.43     0.41
 Net realized and unrealized gains
  (losses) on investments.........    0.56     0.09    (0.57)    0.26     0.22
                                   -------  -------  -------  -------  -------
 Total from Investment
  Activities......................    0.96     0.51    (0.15)    0.69     0.63
                                   -------  -------  -------  -------  -------
Dividends
 Net investment income............   (0.40)   (0.42)   (0.42)   (0.43)   (0.41)
 Net realized gains...............      --       --    (0.05)      --       --
 In excess of net realized gains..      --       --    (0.02)      --       --
                                   -------  -------  -------  -------  -------
 Total Dividends..................   (0.40)   (0.42)   (0.49)   (0.43)   (0.41)
                                   -------  -------  -------  -------  -------
Net Asset Value, End of Period.... $ 10.54  $  9.98  $  9.89  $ 10.53  $ 10.27
                                   =======  =======  =======  =======  =======
Total Return......................    9.73%    5.31%  (1.47)%    6.90%    6.43%
Ratios/Supplementary Data:
Net Assets, End of Period (000)... $90,679  $81,510  $70,430  $73,454  $61,120
Ratio of expenses to average net
 assets...........................    0.79%    0.80%    0.80%    0.81%    0.85%
Ratio of net investment income to
 average net assets...............    3.84%    4.27%    4.09%    4.18%    4.13%
Ratio of expenses to average net
 assets*..........................    0.93%    0.96%    0.98%    0.98%    1.00%
Portfolio turnover (a)............   47.35%   80.33%   39.70%   32.63%   16.98%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
South Carolina Intermediate Tax-Free Fund                     September 30, 2001

 South Carolina Municipal Bonds (97.5%):



                                                       Principal
                                                        Amount       Value
                                                      ----------- -----------

Education Bonds (35.5%):
Beaufort County, South Carolina, School District,
 Series C, 5.00%, 3/1/09............................  $   500,000 $   535,480
Berkeley County, South Carolina, School District,
 5.38%, 4/1/09, Callable 4/1/08 @ 102, SCSDE........      750,000     821,917
Berkeley County, South Carolina, School District,
 5.38%, 4/1/10, Callable 4/1/08 @ 102, SCSDE........      500,000     547,080
Charleston County, South Carolina, School District,
 4.00%, 2/1/04, SCSDE...............................      500,000     514,295
Georgetown County, South Carolina, School District,
 5.50%, 3/1/08, SCSDE...............................      500,000     550,130
Lancaster County, South Carolina, School District,
 5.00%, 3/1/11, Callable 3/1/10 @ 101, SCSDE........      500,000     533,260
Lexington & Richland Counties, South Carolina,
 School District, 5.15%, 3/1/07, MBIA, SCSDE........      500,000     538,125
South Carolina, State School Facilities, Series A,
 5.75%, 1/1/10......................................      500,000     563,235
Spartanburg County, South Carolina, School District,
 5.25%, 5/1/10, SCSDE...............................      500,000     547,710
York County, South Carolina, School District, Series
 A, 5.00%, 3/1/11 Callable 3/1/09 @ 101, SCSDE......      500,000     530,920
York County, South Carolina, School District, Series
 A, 5.80%, 3/1/13, Callable 3/1/09 @ 101, SCSDE,
 FSA................................................      500,000     552,815
                                                                  -----------
                                                                    6,234,967
                                                                  -----------
General Obligation Bonds (15.4%):
Charleston County South Carolina School District,
 5.00%, 2/1/11......................................      500,000     534,605
Horry County, South Carolina, 7.00%, 3/1/05.........      500,000     562,715
Richland County, South Carolina, 4.25%, 3/1/08......      500,000     514,145
South Carolina Jobs Economic Development-Anderson,
 5.50%, 2/1/11, Callable 2/1/09 @ 101, FSA..........      500,000     544,025
South Carolina, State Capital Improvements,
 5.75%, 8/1/05......................................      500,000     549,710
                                                                  -----------
                                                                    2,705,200
                                                                  -----------
Health Care Bonds (3.1%):
Florence County, South Carolina, Regional Medical
 Center Project, 5.25%, 11/1/11, Callable 11/1/08 @
 102, MBIA..........................................      500,000     538,535
                                                                  -----------
                                                                      538,535
                                                                  -----------

 South Carolina Municipal Bonds, continued

                                                          Shares
                                                            or
                                                         Principal
                                                          Amount       Value
                                                        ----------- -----------

Pollution Control Bonds (6.1%):
Charleston County, South Carolina, Solid Waste,
 5.60%, 1/1/04, MBIA..................................  $   500,000 $   530,520
Darlington County, South Carolina, Pollution Control,
 6.60%, 11/1/10, MBIA.................................      500,000     535,480
                                                                    -----------
                                                                      1,066,000
                                                                    -----------
Revenue Bonds (14.0%):
Greenville Hospital Systems South Carolina, 5.25%,
 5/1/06...............................................      500,000     535,050
Medical University of South Carolina Facilities,
 5.50%, 7/1/06........................................      250,000     269,003
Tobacco Settlement Revenue Management, Series B,
 6.00%, 5/15/22.......................................      500,000     525,225
Western Carolina Sewer Authority, 5.25%, 3/1/10.......      500,000     542,080
Winnsboro, South Carolina, Utility Revenue, 5.25%,
 8/15/14, MBIA........................................      550,000     593,318
                                                                    -----------
                                                                      2,464,676
                                                                    -----------
Transportation Bonds (4.3%):
South Carolina, Transportation Infrastructure,
 5.25%, 10/1/08, AMBAC................................      700,000     762,475
                                                                    -----------
Utility Bonds (19.1%):
Charleston, South Carolina, Waterworks & Sewer,
 5.13%, 1/1/12........................................      375,000     402,675
Columbia, South Carolina, Waterworks & Sewer Systems,
 5.70%, 2/1/10........................................      500,000     558,250
Piedmont, Municipal Power Agency, South Carolina,
 5.40%, 1/1/07, MBIA..................................    1,000,000   1,090,980
Piedmont, Municipal Power Agency, South Carolina,
 5.50%, 1/1/13, MBIA..................................      200,000     221,416
South Carolina State Public Service, Series A,
 5.38%, 1/1/04, MBIA..................................      500,000     528,075
South Carolina State Public Service, Series A,
 5.50%, 1/1/09, MBIA..................................      500,000     548,460
                                                                    -----------
                                                                      3,349,856
                                                                    -----------
TOTAL SOUTH CAROLINA MUNICIPAL BONDS..................               17,121,709
                                                                    -----------
Dreyfus Tax-Exempt Cash Management Money Market Fund..      280,020     280,020
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $16,468,308) (a) -- 99.1%......................               17,401,729
Other assets in excess of liabilities -- 0.9%.........                  152,378
                                                                    -----------
TOTAL NET ASSETS -- 100.0%............................              $17,554,107
                                                                    ===========

 Investment Company (1.6%):


                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
South Carolina Intermediate Tax-Free Fund                     September 30, 2001

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation............................................. $933,421
  Unrealized depreciation.............................................       --
                                                                       --------
  Net unrealized appreciation......................................... $933,421
                                                                       ========

AMBAC -- AMBAC Indemnity Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.
SCSDE -- South Carolina School District Enhancement.

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $16,468,308)..........................  $17,401,729
Interest and dividends receivable.................................      217,102
Prepaid expenses..................................................        2,294
                                                                    -----------
 Total Assets.....................................................   17,621,125
                                                                    -----------
Liabilities:
Dividends payable.................................................       55,744
Accrued expenses and other payables:
 Investment advisory fees.........................................        5,390
 Administration, transfer agent and fund accounting fees..........          288
 Distribution fees................................................          268
 Other............................................................        5,328
                                                                    -----------
 Total Liabilities................................................       67,018
                                                                    -----------
Net Assets:
Capital...........................................................   16,824,634
Undistributed net investment income...............................        4,251
Net realized losses on investments................................     (208,199)
Net unrealized appreciation on investments........................      933,421
                                                                    -----------
Net Assets........................................................  $17,554,107
                                                                    ===========
Net Assets
 Class A Shares...................................................  $ 2,142,902
 Trust Shares.....................................................   15,411,205
                                                                    -----------
 Total............................................................  $17,554,107
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................      204,854
 Trust Shares.....................................................    1,482,751
                                                                    -----------
 Total............................................................    1,687,605
                                                                    ===========
Net asset value
 Class A Shares -- redemption price per share.....................  $     10.46
 Trust Shares -- offering and redemption price per share..........        10.39
                                                                    ===========
Maximum Sales Charge -- Class A Shares............................         3.00%
                                                                    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $     10.78
                                                                    ===========

 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Interest............................................................. $  759,180
Dividend.............................................................     15,351
                                                                      ----------
 Total Investment Income.............................................    774,531
                                                                      ----------
Expenses:
Investment advisory fees.............................................    100,675
Administration, transfer agent and fund accounting fees..............     49,171
Distribution fees -- Class A Shares..................................      7,846
Custodian fees.......................................................      4,679
Other................................................................     17,914
                                                                      ----------
 Total expenses before waivers.......................................    180,285
 Less expenses waived by the Investment Advisor......................    (33,558)
 Less expenses waived by the Administrator and its affiliates........    (22,271)
                                                                      ----------
 Net Expenses........................................................    124,456
                                                                      ----------
Net Investment Income................................................    650,075
                                                                      ----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments....................................    174,476
Change in unrealized appreciation/depreciation on investments........    751,921
                                                                      ----------
Net realized/unrealized gains on investments.........................    926,397
                                                                      ----------
Change in net assets resulting from operations....................... $1,576,472
                                                                      ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund

 Statements of Changes in Net Assets

                                                       For the       For the
                                                     Year Ended    Year Ended
                                                    September 30, September 30,
                                                        2001          2000
                                                    ------------- -------------
From Investment Activities:
Operations:
 Net investment income.............................  $   650,075   $   681,623
 Net realized gains (losses) on investments........      174,476      (346,477)
 Change in unrealized appreciation/depreciation on
  investments......................................      751,921       504,338
                                                     -----------   -----------
Change in net assets resulting from operations.....    1,576,472       839,484
                                                     -----------   -----------
Dividends to Class A Shareholders:
 Net investment income.............................      (58,588)      (46,028)
Dividends to Trust Class Shareholders:
 Net investment income.............................     (591,488)     (635,595)
                                                     -----------   -----------
Change in net assets from shareholder dividends....     (650,076)     (681,623)
                                                     -----------   -----------
Capital Transactions:
Change in net assets from capital transactions.....      991,069    (1,976,325)
                                                     -----------   -----------
Change in net assets...............................    1,917,465    (1,818,464)
Net Assets:
 Beginning of period...............................   15,636,642    17,455,106
                                                     -----------   -----------
 End of period.....................................  $17,554,107   $15,636,642
                                                     ===========   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund


 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                          For the Year Ended       October 20,
                                            September 30,            1997 to
                                         ----------------------   September 30,
                                          2001    2000    1999      1998 (a)
                                         ------  ------  ------   -------------
Net Asset Value, Beginning of Period.... $ 9.90  $ 9.80  $10.47      $10.00
                                         ------  ------  ------      ------
Investment Activities
 Net investment income..................   0.38    0.39    0.38        0.31
 Net realized and unrealized gains
  (losses) on investments...............   0.56    0.10   (0.59)       0.47
                                         ------  ------  ------      ------
 Total from Investment Activities.......   0.94    0.49   (0.21)       0.78
                                         ------  ------  ------      ------
Dividends
 Net investment income..................  (0.38)  (0.39)  (0.38)      (0.31)
 Net realized gains.....................     --      --   (0.06)         --
 In excess of net realized gains........     --      --   (0.02)         --
                                         ------  ------  ------      ------
 Total Dividends........................  (0.38)  (0.39)  (0.46)      (0.31)
                                         ------  ------  ------      ------
Net Asset Value, End of Period.......... $10.46  $ 9.90  $ 9.80      $10.47
                                         ======  ======  ======      ======
Total Return (excludes sales charge)....   9.67%   5.10%  (2.09)%      7.91%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)......... $2,143  $1,251  $1,160      $  297
Ratio of expenses to average net
 assets.................................   0.87%   0.90%   0.97%       1.04%(c)
Ratio of net investment income to
 average net assets.....................   3.73%   3.97%   3.72%       3.85%(c)
Ratio of expenses to average net
 assets*................................   1.52%   1.72%   1.91%       1.97%(c)
Portfolio turnover (d)..................  36.67%  84.20%  71.96%      58.80%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
South Carolina Intermediate Tax-Free Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                       For the Year Ended         October 20,
                                          September 30,             1997 to
                                     -------------------------   September 30,
                                      2001     2000     1999       1998 (a)
                                     -------  -------  -------   -------------
Net Asset Value, Beginning of
 Period ............................ $  9.84  $  9.74  $ 10.41      $ 10.00
                                     -------  -------  -------      -------
Investment Activities
 Net investment income..............    0.40     0.40     0.39         0.38
 Net realized and unrealized gains
  (losses) on investments...........    0.55     0.10    (0.59)        0.41
                                     -------  -------  -------      -------
 Total from Investment Activities...    0.95     0.50    (0.20)        0.79
                                     -------  -------  -------      -------
Dividends
 Net investment income..............   (0.40)   (0.40)   (0.39)       (0.38)
 Net realized gains.................      --       --    (0.06)          --
 In excess of net realized gains....      --       --    (0.02)          --
                                     -------  -------  -------      -------
 Total Dividends....................   (0.40)   (0.40)   (0.47)       (0.38)
                                     -------  -------  -------      -------
Net Asset Value, End of Period...... $ 10.39  $  9.84  $  9.74      $ 10.41
                                     =======  =======  =======      =======
Total Return .......................    9.76%    5.27%   (1.98)%       8.02%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..... $15,411  $14,386  $16,295      $18,242
Ratio of expenses to average net
 assets.............................    0.73%    0.75%    0.82%        0.88%(c)
Ratio of net investment income to
 average net assets.................    3.89%    4.11%    3.86%        3.88%(c)
Ratio of expenses to average net
 assets*............................    1.03%    1.22%    1.41%        1.39%(c)
Portfolio turnover (d)..............   36.67%   84.20%   71.96%       58.80%(b)

 * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Virginia Intermediate Tax-Free Fund                           September 30, 2001

 Municipal Bonds (98.4%):

                                                      Principal
                                                        Amount      Value
                                                      ---------- -----------

Virginia (96.2%):
Education Bonds (12.5%):
Hampton Roads, Virginia, Medical College, Series A,
 6.50%, 11/15/04, Callable 11/15/01 @ 102...........  $  810,000 $   830,088
Virginia College Building Authority, 5.50%, 4/1/10..   1,000,000   1,099,700
Virginia State Public School Authority,
 6.13%, 1/1/03, Callable 1/1/02 @ 102...............   1,000,000   1,029,640
Virginia State Public School Authority,
 6.25%, 1/1/04, Callable 1/1/02 @ 102...............   1,000,000   1,029,960
Virginia State Public School Authority, Series B,
 5.25%, 8/1/10, Callable 8/1/09 @ 101...............   1,000,000   1,091,410
Virginia State Public School Authority, Series I,
 5.25%, 8/1/10......................................   2,050,000   2,240,752
Virginia State Public School Authority, Series I,
 5.00%, 8/1/11, Callable 8/1/07 @ 101...............   1,125,000   1,186,538
Virginia University, Series A, 5.00%, 6/1/06........   1,050,000   1,129,527
                                                                 -----------
                                                                   9,637,615
                                                                 -----------
General Obligation Bonds (58.5%):
Alexandria, Virginia, Public Improvement,
 5.00%, 6/15/07.....................................   1,335,000   1,439,971
Alexandria, Virginia, Public Improvement,
 5.00%, 6/15/08.....................................   2,985,000   3,219,203
Arlington County, Virginia, 5.00%, 6/1/07...........   1,000,000   1,078,150
Arlington County, Virginia, 5.13%, 6/1/11, Callable
 6/1/09 @ 100.......................................   1,000,000   1,072,980
Chesapeake, Virginia, 5.00%, 5/1/04.................   1,175,000   1,240,671
Fairfax County, Virginia, Series B, 5.50%, 12/1/07..   1,000,000   1,111,320
Fairfax County, Virginia, Public Improvement, Series
 A, 5.00%, 6/1/09, Callable 6/1/08 @ 102............   2,000,000   2,158,380
Henrico County, Virginia, Public Improvement,
 4.50%, 1/15/09.....................................   1,000,000   1,044,840
Loudoun County, Virginia, Public Improvement, Series
 C, 5.00%, 12/1/05..................................   1,000,000   1,078,300
Loudoun County, Virginia, Series B, 5.25%, 12/1/15..   1,000,000   1,084,470
Manassas, Virginia, 5.25%, 1/1/11, Callable 1/1/08 @
 102................................................   1,200,000   1,296,804
Newport News, Virginia, 5.00%, 1/15/07..............   1,000,000   1,070,900
Newport News, Virginia, 5.00%, 3/1/11...............   2,000,000   2,132,960

 Municipal Bonds, continued

                                                         Principal
                                                           Amount      Value
                                                         ---------- -----------

Virginia, continued
General Obligation Bonds, continued
Newport News, Virginia, Series A, 5.50%, 5/1/13,
 Callable 5/1/10 @ 102.................................  $1,845,000 $ 2,032,378
Norfolk, Virginia, Capital Improvements, 5.38%, 6/1/05,
 FGIC..................................................   1,840,000   1,990,917
Pittsylvania County, Virginia, 5.63%, 3/1/15...........   1,315,000   1,453,430
Richmond, Virginia, 5.25%, 1/15/09.....................   1,500,000   1,633,395
Richmond, Virginia, Public Improvement, Series A,
 5.45%, 1/15/08........................................   2,500,000   2,739,200
Riverside, Virginia, Correctional Facilities
 Improvements, 5.88%, 7/1/14, Prerefunded 7/1/05 @ 102,
 MBIA..................................................   1,000,000   1,120,060
Spotsylvania County, Virginia, 5.50%, 7/15/12, FSA.....   2,925,000   3,268,337
Virginia Beach, Virginia, Public Improvement,
 5.25%, 8/1/06.........................................   1,000,000   1,088,420
Virginia Beach, Virginia, Public Improvement,
 5.25%, 8/1/07.........................................   1,200,000   1,308,696
Virginia Beach, Virginia, Public Improvement,
 5.25%, 3/1/08.........................................   1,000,000   1,086,690
Virginia Beach, Virginia, Public Improvement,
 5.25%, 3/1/11, Callable 3/1/10 @ 101..................   3,205,000   3,497,583
Virginia State, 5.00%, 6/1/04..........................   2,000,000   2,117,340
Virginia State, 5.50%, 6/1/07..........................   1,210,000   1,335,477
Virginia State Building Authority, 5.00%, 8/1/05.......   1,200,000   1,285,980
                                                                    -----------
                                                                     44,986,852
                                                                    -----------
Health Care Bonds (6.5%):
Danville, Virginia, Industrial Development Authority,
 Regional Medical Center, 5.00%, 10/1/07, AMBAC........   1,160,000   1,244,448
Norfolk, Virginia, Industrial Development Authority,
 Daughters Charity Hospital, 6.50%, 12/1/07, Callable
 12/1/02 @ 102.........................................   1,000,000   1,068,450
Virginia Beach, Virginia, Industrial Development
 Authority, Sentara Health Systems, 5.25%, 11/1/09,
 Callable 11/1/08 @ 101, MBIA..........................   1,000,000   1,078,890
Winchester, Virginia, Industrial Development,
 Winchester Medical Center, 5.25%, 1/1/06, Callable
 1/1/04 @ 102, AMBAC...................................   1,500,000   1,585,530
                                                                    -----------
                                                                      4,977,318
                                                                    -----------
Housing Bonds (1.5%):
Virginia State Building Authority, Series A,
 5.13%, 8/1/06.........................................   1,075,000   1,164,580
                                                                    -----------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Virginia Intermediate Tax-Free Fund                           September 30, 2001

 Municipal Bonds, continued


                                                          Principal
                                                            Amount      Value
                                                          ---------- -----------
Virginia, continued
Revenue Bonds (4.8%):
Northern Virginia Community Commuter Rail,
 5.38%, 7/1/14..........................................  $1,000,000 $ 1,069,410
Suffolk, Virginia Redevelopment & Housing Authority,
 4.85%, 7/1/31..........................................   1,000,000   1,037,740
Virginia Biotechnology Authority, 5.25%, 9/1/12.........   1,500,000   1,582,275
                                                                     -----------
                                                                       3,689,425
                                                                     -----------
Transportation Bonds (6.3%):
Chesapeake Bay Bridge & Tunnel, Virginia, 5.50%, 7/1/06,
 Callable 7/1/05 @ 102, FGIC............................   2,400,000   2,630,184
Fairfax County, Virginia, Economic Development
 Authority, 1st Series, 5.25%, 9/1/10, Callable
 9/1/09 @ 102...........................................   1,000,000   1,093,800
Virginia Commonwealth, 5.75%, 5/15/09...................   1,000,000   1,123,140
                                                                     -----------
                                                                       4,847,124
                                                                     -----------
Utility Bonds (6.1%):
Henrico County, Virginia, Water & Sewer, 5.25%, 5/1/11,
 Callable 5/1/09 @ 102..................................   1,310,000   1,429,328
Loudoun County, Virginia, Water & Sewer, 5.75%, 1/1/11,
 FSA....................................................   1,000,000   1,127,630
Norfolk, Virginia, Water Revenue, 5.13%, 11/1/11,
 Callable 11/1/08 @ 101, FSA............................   1,030,000   1,104,057
Virginia, Southeastern Public Service Authority,
 5.00%, 7/1/15, AMBAC...................................   1,000,000   1,050,810
                                                                     -----------
                                                                       4,711,825
                                                                     -----------

 Municipal Bonds, continued

                                                          Shares
                                                            or
                                                        Principal
                                                          Amount      Value
                                                        ---------- -----------

Washington DC (2.2%):
Transportation Bonds (2.2%):
Washington DC, Metropolitan Transportation Authority,
 6.00%, 7/1/09, FGIC................................... $1,500,000 $ 1,714,425
                                                                   -----------
TOTAL MUNICIPAL BONDS..................................             75,729,164
                                                                   -----------

 Investment Company (0.7%):

PNC Virginia Blackrock Fund............................    566,838     566,838
                                                                   -----------
TOTAL INVESTMENTS (Cost $71,997,000) (a) -- 99.1%......             76,296,002
Other assets in excess of liabilities -- 0.9%..........                701,531
                                                                   -----------
Net Assets -- 100.0%...................................            $76,997,533
                                                                   ===========

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $4,305,089
  Unrealized depreciation...........................................     (6,087)
                                                                     ----------
  Net unrealized appreciation....................................... $4,299,002
                                                                     ==========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $71,997,000)..........................  $76,296,002
Interest and dividends receivable.................................      986,938
Prepaid expenses..................................................        1,559
                                                                    -----------
 Total Assets.....................................................   77,284,499
                                                                    -----------
Liabilities:
Dividends payable.................................................      242,710
Accrued expenses and other payables:
 Investment advisory fees.........................................       31,977
 Administration, transfer agent and fund accounting fees..........        1,686
 Distribution fees................................................           88
 Other............................................................       10,505
                                                                    -----------
 Total Liabilities................................................      286,966
                                                                    -----------
Net Assets:
Capital...........................................................   73,053,278
Undistributed net investment income...............................       28,990
Net realized losses on investments................................     (383,737)
Net unrealized appreciation on investment transactions............    4,299,002
                                                                    -----------
Net Assets........................................................  $76,997,533
                                                                    ===========
Net Assets
 Class A Shares...................................................  $   713,891
 Trust Shares.....................................................   76,283,642
                                                                    -----------
 Total............................................................  $76,997,533
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................       61,689
 Trust Shares.....................................................    6,592,993
                                                                    -----------
 Total............................................................    6,654,682
                                                                    ===========
Net asset value
 Class A Shares -- redemption price per share.....................  $     11.57
 Trust Shares -- offering and redemption price per share..........        11.57
                                                                    ===========
Maximum Sales Charge -- Class A Shares............................         3.00%
                                                                    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $     11.93
                                                                    ===========

 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Interest............................................................. $3,466,737
Dividend.............................................................     52,537
                                                                      ----------
 Total Investment Income.............................................  3,519,274
                                                                      ----------
Expenses:
Investment advisory fees.............................................    453,773
Administration, transfer agent and fund accounting fees..............    198,984
Distribution fees -- Class A Shares..................................      1,988
Custodian fees.......................................................     13,049
Other................................................................     34,790
                                                                      ----------
 Total expenses before waivers.......................................    702,584
 Less expenses waived by the Investment Advisor......................    (75,628)
 Less expenses waived by the Administrator and its affiliates........    (39,207)
                                                                      ----------
 Net Expenses........................................................    587,749
                                                                      ----------
Net Investment Income................................................  2,931,525
                                                                      ----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments....................................    765,846
Change in unrealized appreciation/depreciation on investments........  3,328,347
                                                                      ----------
Net realized/unrealized gains on investments.........................  4,094,193
                                                                      ----------
Change in net assets resulting from operations....................... $7,025,718
                                                                      ==========

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund

 Statements of Changes in Net Assets

                                                       For the       For the
                                                     Year Ended    Year Ended
                                                    September 30, September 30,
                                                        2001          2000
                                                    ------------- -------------
From Investment Activities:
Operations:
 Net investment income.............................  $ 2,931,525   $ 3,355,132
 Net realized gains (losses) on investments........      765,846      (932,244)
 Change in unrealized appreciation/depreciation on
  investments......................................    3,328,347     1,645,785
                                                     -----------   -----------
Change in net assets resulting from operations.....    7,025,718     4,068,673
                                                     -----------   -----------
Dividends to Class A Shareholders:
 Net investment income.............................      (14,774)       (4,282)
Dividends to Trust Class Shareholders:
 Net investment income.............................   (2,916,754)   (3,350,850)
                                                     -----------   -----------
Change in net assets from shareholder dividends....   (2,931,528)   (3,355,132)
                                                     -----------   -----------
Capital Transactions:
Change in net assets from capital transactions.....   (5,003,150)   (2,234,504)
                                                     -----------   -----------
Change in net assets...............................     (908,960)   (1,520,963)
                                                     -----------   -----------
Net Assets:
 Beginning of period...............................   77,906,493    79,427,456
                                                     -----------   -----------
 End of period.....................................  $76,997,533   $77,906,493
                                                     ===========   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                           For the Year Ended       May 17,
                                              September 30,         1999 to
                                           --------------------  September 30,
                                             2001       2000       1999 (a)
                                           ---------  ---------  -------------
Net Asset Value, Beginning of Period...... $   10.96  $   10.86     $11.24
                                           ---------  ---------     ------
Investment Activities
 Net investment income....................      0.42       0.45       0.30
 Net realized and unrealized gains
  (losses) on investments.................      0.61       0.10      (0.38)
                                           ---------  ---------     ------
 Total from Investment Activities.........      1.03       0.55      (0.08)
                                           ---------  ---------     ------
Dividends
 Net investment income....................     (0.42)     (0.45)     (0.30)
                                           ---------  ---------     ------
 Total Dividends..........................     (0.42)     (0.45)     (0.30)
                                           ---------  ---------     ------
Net Asset Value, End of Period............ $   11.57  $   10.96     $10.86
                                           =========  =========     ======
Total Return (excludes sales charge)......      9.58%      5.22%     (0.66)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)........... $     714  $     180     $   74
Ratio of expenses to average net assets...      0.90%      0.93%      1.00%(c)
Ratio of net investment income to average
 net assets...............................      3.71%      4.15%      4.05%(c)
Ratio of expenses to average net
 assets *.................................      1.40%      1.40%      1.51%(c)
Portfolio turnover (d)....................     31.28%     64.45%     27.05%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Virginia Intermediate Tax-Free Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                           For the Year Ended       May 17,
                                              September 30,         1999 to
                                           --------------------  September 30,
                                             2001       2000       1999 (a)
                                           ---------  ---------  -------------
Net Asset Value, Beginning of Period.....  $   10.96  $   10.86     $ 11.24
                                           ---------  ---------     -------
Investment Activities
 Net investment income...................       0.44       0.46        0.17
 Net realized and unrealized gains
  (losses) on investments................       0.61       0.10       (0.38)
                                           ---------  ---------     -------
 Total from Investment Activities........       1.05       0.56       (0.21)
                                           ---------  ---------     -------
Dividends
 Net investment income...................      (0.44)     (0.46)      (0.17)
                                           ---------  ---------     -------
 Total Dividends.........................      (0.44)     (0.46)      (0.17)
                                           ---------  ---------     -------
Net Asset Value, End of Period...........  $   11.57  $   10.96     $ 10.86
                                           =========  =========     =======
Total Return.............................       9.72%      5.35%      (1.77)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..........  $  76,284  $  77,727     $79,353
Ratio of expenses to average net assets..       0.78%      0.78%       0.88%(c)
Ratio of net investment income to average
 net assets..............................       3.87%      4.30%       4.18%(c)
Ratio of expenses to average net assets
 *.......................................       0.93%      0.90%       0.99%(c)
Portfolio turnover (d)...................      31.28%     64.45%      27.05%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
West Virginia Intermediate Tax-Free Fund (a)                  September 30, 2001

 West Virginia Municipal Bonds (97.3%)

                                                     Principal
                                                       Amount      Value
                                                     ---------- -----------

Education Bonds (8.3%):
Berkeley County, West Virginia, Board of Education,
 7.38%, 4/1/03...................................... $  425,000 $   456,170
Brooke County, West Virginia, Board of Education,
 4.25%, 5/1/07, FGIC................................    500,000     516,825
Brooke County, West Virginia, Board of Education,
 4.38%, 5/1/08, FGIC................................    500,000     517,200
Cabell County, West Virginia, Board of Education,
 6.60%, 5/1/04, MBIA................................  1,000,000   1,095,899
Harrison County, West Virginia, Board of Education,
 6.20%, 5/1/04, FGIC................................    850,000     923,517
Harrison County, West Virginia, Board of Education,
 6.40%, 5/1/07, FGIC................................    175,000     200,660
Monongalia County, West Virginia,
 Board of Education, 7.00%, 4/1/03, MBIA............  1,000,000   1,068,359
Ohio County, West Virginia, Board of Education,
 5.00%, 6/1/13, Callable 6/1/08 @ 102, MBIA.........    800,000     832,496
Ohio County, West Virginia, Board of Education,
 5.25%, 6/1/16, MBIA................................    570,000     609,815
Ohio County, West Virginia, Board of Education,
 5.25%, 6/1/17, MBIA................................    430,000     456,983
Ohio County, West Virginia, Board of Education,
 5.13%, 6/1/18, Callable 6/1/08 @ 102, MBIA.........    250,000     253,408
                                                                -----------
                                                                  6,931,332
                                                                -----------
General Obligation Bonds (25.7%):
West Virginia State, 4.40%, 6/1/05..................    700,000     732,095
West Virginia State, 4.00%, 6/1/08, FSA.............    450,000     455,243
West Virginia State, 4.13%, 6/1/09, FSA.............  1,300,000   1,314,014
West Virginia State, 4.25%, 6/1/10, FSA.............  1,500,000   1,520,595
West Virginia State, 4.50%, 6/1/12, FSA.............    900,000     918,324
West Virginia State, 5.00%, 6/1/17, FGIC............  1,500,000   1,513,560
West Virginia State, 5.00%, 6/1/18, Callable
 6/1/08 @ 101, FGIC.................................  1,000,000   1,004,120
West Virginia State, Series D, 5.00%, 11/1/21,
 Callable 11/1/06 @ 102, FGIC.......................  2,000,000   1,972,480
West Virginia State, Series A, 5.75%, 11/1/21,
 Callable 11/1/06 @ 102, FGIC.......................  2,340,000   2,462,125
West Virginia State, Series D, 5.25%, 11/1/23,
 Callable 11/1/06 @ 102, FGIC.......................    200,000     203,156
West Virginia State, Series A, 5.20%, 11/1/26,
 Callable 11/1/18 @ 102.............................  3,800,000   3,897,317
West Virginia State, Series A, 5.25%, 11/1/26,
 Callable 11/1/06 @ 102, FGIC.......................  3,820,000   3,844,524

 West Virginia Municipal Bonds, continued

                                                      Principal
                                                        Amount      Value
                                                      ---------- -----------

General Obligation Bonds, continued
West Virginia State, Series D, 6.50%, 11/1/26,
 Callable 11/1/16 @ 102, FGIC.......................  $1,000,000 $ 1,196,800
Wyoming County, West Virginia, Board of Education,
 5.00%, 5/1/15......................................     350,000     368,365
                                                                 -----------
                                                                  21,402,718
                                                                 -----------
Revenue Bonds (63.2%):
Beckley, West Virginia, Industrial Development,
 7.00%, 10/1/17, Callable 10/1/02 @ 102.............     500,000     518,450
Cabell, Putnam & Wayne Counties, West Virginia,
 Single Family Residential Mortgage Revenue,
 7.38%, 4/1/10, FGIC................................     220,000     251,805
Cabell, Putnam & Wayne Counties, West Virginia,
 Single Family Residential Mortgage Revenue,
 7.38%, 4/1/11, FGIC................................     440,000     534,811
Charles Town, West Virginia, Water & Sewer System
 Revenue, 5.25%, 10/1/18, Callable 10/1/08 @ 102,
 FSA................................................     500,000     510,065
Charleston, West Virginia, Building Commission Civic
 Lease Revenue, 6.50%, 12/1/19, Callable
 12/1/09 @ 102......................................     330,000     345,725
Charleston, West Virginia, Building Commission
 Parking Facilities Revenue, 6.00%, 12/1/10.........     290,000     298,207
Charleston, West Virginia, Building Commission
 Parking Facilities Revenue, Zero Coupon, 12/1/15...     385,000     154,416
Charleston, West Virginia, Building Commission
 Parking Facilities Revenue, Zero Coupon, 12/1/26...   1,000,000     178,640
Charleston, West Virginia, Civic Center Revenue,
 6.25%, 12/1/15, Callable 12/1/09 @ 102.............     410,000     437,962
Charleston, West Virginia, Parking Revenue,
 7.00%, 6/1/16, Callable 12/1/04 @ 102..............     580,000     648,243
Charleston, West Virginia, Urban Renewal Authority
 Lease Revenue, 5.25%, 12/15/18, Callable
 12/15/08 @ 103, FSA................................   1,000,000   1,024,640
Clarksburg, West Virginia, Water Revenue,
 6.25%, 9/1/19......................................     430,000     450,846
Fairmont, West Virginia, Waterworks Revenue,
 5.25%, 7/1/22......................................     800,000     829,792
Farimont, West Virginia, Waterworks Revenue,
 5.38%, 7/1/13, Callable 7/1/07 @ 102, MBIA.........     680,000     724,050
Harrison County, West Virginia County, Commission
 Solid Waste Disposal Revenue, 6.25%, 5/1/23,
 Callable 5/1/03 @ 102, AMBAC-TCRS..................     400,000     422,644

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
West Virginia Intermediate Tax-Free Fund (a)                  September 30, 2001

 West Virginia Municipal Bonds, continued

                                                         Principal
                                                           Amount      Value
                                                         ---------- -----------

Revenue Bonds, continued
Harrison County, West Virginia, Building Commission
 Revenue, 5.15%, 4/1/18, Callable 4/1/08 @ 102, AMBAC..  $1,000,000 $ 1,007,530
Harrison County, West Virginia, County Commission Solid
 Waste Disposal Revenue, 6.30%, 5/1/23, Callable
 5/1/03 @ 102, AMBAC-TCRS..............................     860,000     910,026
Harrison County, West Virginia, County Commission Solid
 Waste Disposal Revenue, 6.30%, 5/1/23, Callable
 5/1/03 @ 102, MBIA....................................     200,000     211,634
Huntington, West Virginia, Sewer Revenue,
 5.38%, 11/1/23, Callable 11/1/03 @ 102, FSA...........   1,000,000   1,008,520
Kanawha County, West Virginia Single Family Mortgage
 Revenue, 7.30%, 12/1/04, FGIC.........................     680,000     732,258
Kanawha County, West Virginia, Residential Mortgage
 Revenue, 7.38%, 9/1/11, FGIC..........................     285,000     348,407
Kanawha County, West Virginia, Single Family Mortgage
 Revenue, 7.40%, 12/1/10, FGIC.........................     185,000     216,733
Logan County, West Virginia, Logan County Health,
 8.00%, 12/1/16........................................     690,000     916,079
Marshall County, West Virginia, Pollution Control
 Revenue, 5.45%, 7/1/14, Callable 1/1/04 @ 102, MBIA...     900,000     931,464
Mason County, West Virginia, Pollution Control Revenue,
 5.45%, 12/1/16, Callable 12/1/03 @ 102, AMBAC.........     720,000     736,646
Monongalia County, West Virginia, Building Commission
 Revenue, 6.00%, 11/15/27, Callable 11/15/02 @ 102.....     300,000     261,540
Morgantown, West Virginia, Building Commission
 Municipal Building Lease Revenue, 5.75%, 1/1/19,
 Callable 1/1/03 @ 102 MBIA............................     250,000     260,435
Parkersburg, West Virginia, Waterworks & Sewer Systems
 Revenue, 5.80%, 9/1/19, Callable 9/1/06 @ 102, FSA....   2,660,000   2,805,422
Pea Ridge, West Virginia, Public Services District
 Sewer Revenue, 7.00%, 5/1/20, Callable 5/1/04 @ 102...      10,000      11,138
Pleasants County, West Virginia, Pollution Control
 Revenue, 4.70%, 11/1/07...............................     680,000     708,098
Pleasants County, West Virginia, Pollution Control
 Revenue, 4.70%, 11/1/07, MBIA.........................     950,000   1,000,825

 West Virginia Municipal Bonds, continued

                                                         Principal
                                                           Amount      Value
                                                         ---------- -----------

Revenue Bonds, continued
Pleasants County, West Virginia, Pollution Control
 Revenue, 6.15%, 5/1/15, Callable 5/1/05 @ 102, AMBAC..  $  500,000 $   543,230
Pleasants County, West Virginia, Pollution Control
 Revenue, 6.15%, 5/1/15, Callable 5/1/05 @ 102, AMBAC-
 TCRS..................................................   1,100,000   1,195,106
Pleasants County, West Virginia, Pollution Control
 Revenue, 6.15%, 5/1/15, Callable 5/1/05 @ 102.........     500,000     543,230
South Charleston, West Virginia, Hospital Revenue,
 5.50%, 10/1/09, Callable 10/1/02 @ 100, MBIA..........     520,000     534,279
Webster County, West Virginia, Housing Development
 Corporate Mortgage Revenue, 6.50%, 4/1/18, Callable
 10/1/03 @ 102, FHA....................................   1,010,000   1,041,502
West Virginia Economic Development Authority Commercial
 Development Revenue, 8.00%, 4/1/25, Callable
 4/1/10 @ 102..........................................     400,000     397,356
West Virginia Economic Development Authority Commercial
 Development Revenue, 7.70%, 4/1/26, Callable
 4/1/10 @ 102..........................................   1,000,000     963,310
West Virginia School Building Authority Revenue,
 5.13%, 7/1/13, Callable 7/1/07 @ 102, FSA.............     100,000     104,521
West Virginia School Building Authority Revenue, Series
 B, 5.75%, 7/1/15, Callable 7/1/02 @ 100, MBIA.........   1,000,000   1,020,150
West Virginia State Board of Directors, State College
 System Revenue, 5.13%, 4/1/27, Callable 4/1/08 @ 102,
 AMBAC.................................................     300,000     299,322
West Virginia State Building Commission, Series A,
 5.50%, 7/1/06, MBIA...................................     250,000     273,218
West Virginia State Building Commission,
 5.50%, 7/1/07.........................................   1,000,000   1,095,780
West Virginia State Building Commission, Series A,
 5.25%, 7/1/09, Callable 7/1/07 @ 102, MBIA............   1,500,000   1,619,370
West Virginia State Building Commission Lease Revenue,
 5.38%, 7/1/18, AMBAC..................................   1,000,000   1,061,640
West Virginia State College Revenue, 6.00%, 4/1/06,
 Callable 4/1/03 @ 102, AMBAC..........................     225,000     240,014
West Virginia State College Revenue, 6.00%, 4/1/07,
 Callable 4/1/03 @ 102, AMBAC..........................     425,000     453,360

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
West Virginia Intermediate Tax-Free Fund (a)                  September 30, 2001

 West Virginia Municipal Bonds, continued

                                                         Principal
                                                           Amount      Value
                                                         ---------- -----------

Revenue Bonds, continued
West Virginia State College Revenue, 6.00%, 4/1/12,
 Callable 4/1/03 @ 102, AMBAC..........................  $  890,000 $   948,704
West Virginia State Higher Education, Series A,
 4.13%, 5/1/08, FGIC...................................     700,000     713,545
West Virginia State Higher Education, Series A,
 4.25%, 5/1/09, FGIC...................................     600,000     611,688
West Virginia State Higher Education, Series A,
 4.50%, 5/1/12, Callable 5/1/11 @ 100, FGIC............     450,000     457,353
West Virginia State Hospital Finance Authority Hospital
 Revenue, 5.90%, 1/1/06, Callable 1/1/02 @ 102, MBIA...     680,000     699,407
West Virginia State Hospital Finance Authority Hospital
 Revenue, 5.00%, 8/1/09, Callable 8/1/07 @ 100, FSA....     800,000     837,872
West Virginia State Hospital Finance Authority Hospital
 Revenue, 4.50%, 6/1/11, Callable 12/1/08 @ 100,
 AMBAC.................................................     600,000     607,680
West Virginia State Hospital Finance Authority Hospital
 Revenue, 6.10%, 1/1/18, Callable 1/1/02 @ 102, MBIA...   1,300,000   1,334,567
West Virginia State Housing Development Fund, Series E,
 6.25%, 11/1/12, Callable 11/1/02 @ 103................   1,000,000   1,038,940
West Virginia State Housing Development Fund, Series E,
 6.35%, 5/1/24, Callable 11/1/02 @ 103.................   1,035,000   1,071,370
West Virginia State Parkways Economic Development &
 Tourism Authority, Zero Coupon, 7/1/03, FGIC..........     250,000     238,733
West Virginia State Parkways Economic Development &
 Tourism Authority, Zero Coupon, 5/15/07, FGIC.........     500,000     403,430
West Virginia State Parkways Economic Development &
 Tourism Authority, 5.80%, 5/15/13, Callable
 5/15/03 @ 102, FGIC...................................     140,000     148,438
West Virginia State University Revenue, 6.00%, 4/1/07,
 Callable 4/1/03 @ 102, AMBAC..........................     400,000     426,076
West Virginia State University Revenue, 6.00%, 4/1/12,
 Callable 4/1/03 @ 102, AMBAC..........................     700,000     746,172
West Virginia State Water Development Authority, Water
 Development Revenue, 7.00%, 11/1/11...................     800,000     819,208

 West Virginia Municipal Bonds, continued

                                                          Principal
                                                            Amount      Value
                                                          ---------- -----------

Revenue Bonds, continued
West Virginia State Water Development Authority, Water
 Development Revenue, Series A-I, 5.80%, 11/1/12,
 Callable 10/26/01 @ 100, FSA...........................  $  425,000 $   426,122
West Virginia State Water Development Authority, Water
 Development Revenue, Series A, 6.00%, 7/1/15, Callable
 7/1/10 @ 101, AMBAC....................................     500,000     546,500
West Virginia State Water Development Authority, Water
 Development Revenue, Series A, 5.50%, 11/1/18, Callable
 11/1/09 @ 102, AMBAC...................................   1,000,000   1,047,270
West Virginia State Water Development Authority, Water
 Development Revenue, Series A-II, 5.50%, 11/1/23,
 Callable 11/1/03 @ 102, FSA............................     625,000     634,556
West Virginia State Water Development Authority, Water
 Development Revenue, Series A, 5.38%, 11/1/25, Callable
 11/1/05 @ 102, FSA.....................................     785,000     794,098
West Virginia State Water Development Authority, Water
 Development Revenue, Series B, 5.38%, 11/1/25, Callable
 11/1/05 @ 102, FSA.....................................     955,000     966,068
West Virginia State Water Development Authority, Water
 Development Revenue, Series A, 7.00%, 11/1/25, Callable
 11/1/01 @ 102, FSA.....................................     190,000     194,558
West Virginia State Water Development Authority, Water
 Development Revenue, Series B, 5.25%, 11/1/35, Callable
 11/1/05 @ 102, FSA.....................................   1,660,000   1,660,598
West Virginia University Revenues, Series A,
 5.00%, 4/1/08, MBIA....................................     500,000     534,605
West Virginia University Revenues, 5.75%, 4/1/16,
 Callable 4/1/06 @ 101, AMBAC...........................   1,000,000   1,051,980
West Virginia University Revenues, Series B,
 5.00%, 5/1/22, Callable 11/1/07 @ 101, AMBAC...........     400,000     392,420
Wheeling, West Virginia, Waterworks and Sewer System
 Revenue, 6.45%, 12/1/07, FGIC..........................   1,000,000   1,029,030
Wood County, West Virginia, Building Commission Revenue,
 6.88%, 1/1/08, Callable 1/1/02 @ 100...................   1,200,000   1,400,808
                                                                     -----------
                                                                      52,564,235
                                                                     -----------
Special Purpose Bond (0.1%):
Harrison County, West Virginia County Commission Special
 Obligation, Series A, 6.25%, 5/15/10...................     100,000     115,805
                                                                     -----------
TOTAL WEST VIRGINIA MUNICIPAL BONDS.....................              81,014,090
                                                                     -----------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
West Virginia Intermediate Tax-Free Fund (a)                  September 30, 2001

 Investment Company (1.2%):

                                                           Shares      Value
                                                         ---------- -----------

Dreyfus Tax-Exempt Cash Management Money Market Fund....  1,033,655 $ 1,033,655
                                                                    -----------
TOTAL INVESTMENTS
 (Cost $78,704,960) (b) -- 98.5%........................             82,047,745
Other assets in excess of liabilities -- 1.5%...........              1,265,885
                                                                    -----------
NET ASSETS -- 100.0%....................................            $83,313,630
                                                                    ===========

---------
(a)  Formerly the OVB West Virginia Intermediate Tax-Exempt Income Portfolio.
(b) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation........................................... $3,500,685
  Unrealized depreciation...........................................   (157,900)
                                                                     ----------
  Net unrealized appreciation....................................... $3,342,785
                                                                     ==========

AMBAC -- AMBAC Indemnity Corporation.
FGIC -- Insured by Financial Guaranty Insurance Corporation.
FSA -- Insured by Financial Security Assurance.
MBIA -- Insured by Municipal Bond Insurance Association.

              See accompanying notes to the financial statements.

BB&T FUNDS
West Virginia Intermediate Tax-Free Fund (a)

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $78,704,960)..........................  $82,047,745
Interest and dividends receivable.................................    1,587,178
Prepaid expenses..................................................        5,329
                                                                    -----------
 Total Assets.....................................................   83,640,252
                                                                    -----------
Liabilities:
Dividends payable.................................................      295,726
Accrued expenses and other payables:
 Administration, transfer agent and fund accounting fees..........        2,280
 Distribution fees................................................        1,636
 Other............................................................       26,980
                                                                    -----------
 Total Liabilities................................................      326,622
                                                                    -----------
Net Assets:
Capital...........................................................   79,935,734
Dividends in excess of net investment income......................      (35,472)
Net realized gains on investments.................................       70,583
Net unrealized appreciation on investments........................    3,342,785
                                                                    -----------
Net Assets........................................................  $83,313,630
                                                                    ===========
Net Assets
 Class A Shares...................................................  $ 7,991,703
 Trust Shares.....................................................   75,321,927
                                                                    -----------
 Total............................................................  $83,313,630
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................      798,101
 Trust Shares.....................................................    7,517,822
                                                                    -----------
 Total............................................................    8,315,923
                                                                    ===========
Net asset value
 Class A Shares -- redemption price per share.....................  $     10.01
 Trust Shares -- offering and redemption price per share..........        10.02
                                                                    ===========
Maximum Sales Charge -- Class A Shares............................         3.00%
                                                                    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $     10.32
                                                                    ===========

 Statements of Operations

                                                         For the      For the
                                                      Period Ended  Year Ended
                                                      September 30, January 31,
                                                        2001 (b)       2001
                                                      ------------- -----------
                                                                    (Amounts in
                                                                    thousands)
Investment Income:
Interest.............................................  $2,885,474     $ 4,955
Dividend.............................................       4,710          --
                                                       ----------     -------
 Total Investment Income.............................   2,890,184       4,955
                                                       ----------     -------
Expenses:
Investment advisory fees.............................     248,114         382
Administration, transfer agent and fund accounting
 fees................................................     145,907         227
Distribution fees -- Class A Shares..................      13,361          23
Custodian fees.......................................       3,934           7
Other................................................      41,217          91
                                                       ----------     -------
 Total expenses before waivers.......................     452,533         730
 Less expenses waived by the Investment Advisor......     (94,136)        (95)
                                                       ----------     -------
 Net Expenses........................................     358,397         635
                                                       ----------     -------
Net Investment Income................................   2,531,787       4,320
                                                       ----------     -------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments....................     255,092         159
Change in unrealized appreciation/depreciation on
 investments.........................................     535,652       6,303
                                                       ----------     -------
Net realized/unrealized gains on investments.........     790,744       6,462
                                                       ----------     -------
Change in net assets resulting from operations.......  $3,322,531     $10,782
                                                       ==========     =======

(a) Formerly the OVB West Virginia Intermediate Tax-Exempt Income Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30.

              See accompanying notes to the financial statements.

BB&T FUNDS
West Virginia Intermediate Tax-Free Fund (a)

 Statements of Changes in Net Assets


                                             For the      For the     For the
                                          Period Ended  Year Ended  Year Ended
                                          September 30, January 31, January 31,
                                            2001 (b)       2001        2000
                                          ------------- ----------- -----------
                                                        (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...................  $ 2,531,787    $ 4,320    $  4,488
 Net realized gains on investments.......      255,092        159         260
 Change in unrealized
  appreciation/depreciation on
  investments............................      535,652      6,303      (9,481)
                                           -----------    -------    --------
Change in net assets resulting from
 operations..............................    3,322,531     10,782      (4,733)
                                           -----------    -------    --------
Dividends to Class A Shareholders:
 Net investment income...................     (236,835)      (443)       (537)
 Net realized gains from investments.....           --         --         (60)
Dividends to Trust Class Shareholders:
 Net investment income...................   (2,291,262)    (3,877)     (4,288)
 Net realized gains from investments.....           --         --        (428)
                                           -----------    -------    --------
Change in net assets from shareholder
 dividends...............................   (2,528,097)    (4,320)     (5,313)
                                           -----------    -------    --------
Capital Transactions:
Change in net assets from capital
 transactions............................   (2,038,247)    (5,404)     (6,160)
                                           -----------    -------    --------
Change in net assets.....................   (1,243,813)     1,058     (16,206)
Net Assets:
 Beginning of period.....................   84,557,443     83,499      99,705
                                           -----------    -------    --------
 End of period...........................  $83,313,630    $84,557    $ 83,499
                                           ===========    =======    ========

(a) Formerly the OVB West Virginia Intermediate Tax-Exempt Income Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30.

              See accompanying notes to the financial statements.

BB&T FUNDS
West Virginia Intermediate Tax-Free Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                           February 1,
                             2001 to       For the Year Ended January 31,
                          September 30,  ---------------------------------------
                            2001 (b)      2001    2000     1999    1998    1997
                          -------------  ------  ------   ------  ------  ------
Net Asset Value,
 Beginning of Period....     $ 9.92      $ 9.18  $10.26   $10.32  $ 9.95  $10.11
                             ------      ------  ------   ------  ------  ------
Investment Activities
 Net investment income..       0.29        0.46    0.44     0.47    0.48    0.47
 Net realized and
  unrealized gains
  (losses) on
  investments...........       0.09        0.74   (0.98)    0.05    0.42   (0.16)
                             ------      ------  ------   ------  ------  ------
 Total from Investment
  Activities............       0.38        1.20   (0.54)    0.52    0.90    0.31
                             ------      ------  ------   ------  ------  ------
Dividends
 Net investment income..      (0.29)      (0.46)  (0.49)   (0.47)  (0.48)  (0.47)
 Net realized gains.....         --          --   (0.05)   (0.11)  (0.05)     --
                             ------      ------  ------   ------  ------  ------
 Total Dividends........      (0.29)      (0.46)  (0.54)   (0.58)  (0.53)  (0.47)
                             ------      ------  ------   ------  ------  ------
Net Asset Value, End of
 Period.................     $10.01      $ 9.92  $ 9.18   $10.26  $10.32  $ 9.95
                             ======      ======  ======   ======  ======  ======
Total Return (excludes
 sales charge)..........       3.67%(c)   13.42%  (5.39)%   5.11%   9.28%   3.19%
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........     $7,992      $9,235  $8,790   $9,477  $7,658  $6,191
Ratio of expenses to
 average net assets.....       0.88%(d)    0.97%   0.97%    0.97%   1.00%   1.00%
Ratio of net investment
 income to average net
 assets.................       4.40%(d)    4.86%   4.65%    4.52%   4.74%   4.76%
Ratio of expenses to
 average net assets*....       1.05%(d)    1.08%   1.02%    1.04%   1.05%   1.10%
Portfolio turnover (e)..      15.75%(c)    7.00%  10.00%   14.00%  17.00%  26.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the OVB West Virginia Tax-Exempt Income Portfolio. Effective November 30, 2000, the investment adviser changed from One Valley Bank to BB&T.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Tax-Free Fund changed its fiscal year end from January 31 to September 30.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
West Virginia Intermediate Tax-Free Fund (a)

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                           February 1,
                             2001 to         For the Year Ended January 31,
                          September 30,  --------------------------------------------
                            2001 (b)      2001     2000      1999     1998     1997
                          -------------  -------  -------   -------  -------  -------
Net Asset Value,
 Beginning of Period....     $  9.93     $  9.20  $ 10.27   $ 10.32  $  9.95  $ 10.12
                             -------     -------  -------   -------  -------  -------
Investment Activities
 Net investment income..        0.30        0.49     0.48      0.49     0.50     0.49
 Net realized and
  unrealized gains
  (losses) on
  investments...........        0.09        0.73    (0.98)     0.06     0.42    (0.17)
                             -------     -------  -------   -------  -------  -------
 Total from Investment
  Activities............        0.39        1.22    (0.50)     0.55     0.92     0.32
                             -------     -------  -------   -------  -------  -------
Dividends
 Net investment income..       (0.30)      (0.49)   (0.52)    (0.49)   (0.50)  (0.49)
 Net realized gains.....          --          --    (0.05)    (0.11)   (0.05)      --
                             -------     -------  -------   -------  -------  -------
 Total Dividends........       (0.30)      (0.49)   (0.57)    (0.60)   (0.55)   (0.49)
                             -------     -------  -------   -------  -------  -------
Net Asset Value, End of
 Period.................     $ 10.02     $  9.93  $  9.20   $ 10.27  $ 10.32  $  9.95
                             =======     =======  =======   =======  =======  =======
Total Return............        4.03%(c)   13.57%   (5.04)%    5.47%    9.55%    3.35%
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........     $75,322     $72,553  $74,709   $90,228  $85,043  $92,619
Ratio of expenses to
 average net assets.....        0.62%(d)    0.72%    0.72%     0.72%    0.75%    0.75%
Ratio of net investment
 income to average net
 assets.................        4.60%(d)    5.11%    4.90%     4.77%    5.00%    5.01%
Ratio of expenses to
 average net assets*....        0.79%(d)    0.83%    0.77%     0.79%    0.80%    0.85%
Portfolio turnover (e)..       15.75%(c)    7.00%   10.00%    14.00%   17.00%   26.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the OVB West Virginia Tax-Exempt Income Portfolio. Effective November 30, 2000, the investment adviser changed from One Valley Bank to BB&T.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Tax-Free Fund changed its fiscal year end from January 31 to September 30.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Balanced Fund                                                 September 30, 2001

 Common Stocks (60.9%):

                                                          Shares or
                                                          Principal
                                                            Amount     Value
                                                          ---------- ----------

Aerospace/Defense (1.2%):
Parker-Hannifin Corp.....................................     17,000 $  583,100
Raytheon Co. -- Class A..................................     22,000    764,500
                                                                     ----------
                                                                      1,347,600
                                                                     ----------
Analytical Instruments (0.3%):
Waters Corp. (b).........................................      9,000    321,930
                                                                     ----------
Apparel (0.5%):
V.F. Corp................................................     19,400    567,838
                                                                     ----------
Automobiles & Trucks (0.2%):
Ford Motor Co............................................     15,400    267,190
                                                                     ----------
Beverages (1.6%):
Anheuser-Busch Cos.......................................     11,000    460,680
PepsiCo, Inc.............................................     29,000  1,406,500
                                                                     ----------
                                                                      1,867,180
                                                                     ----------
Business Equipment & Services (1.1%):
Pitney Bowes, Inc........................................     24,000    916,800
SEI Investments Co. .....................................     11,000    352,000
                                                                     ----------
                                                                      1,268,800
                                                                     ----------
Business Services (0.6%):
DST Systems, Inc. (b)....................................      9,000    389,250
Paychex, Inc.............................................     11,000    346,610
                                                                     ----------
                                                                        735,860
                                                                     ----------
Chemicals (0.6%):
Air Products & Chemicals, Inc............................     17,800    686,724
                                                                     ----------
Computer Services (0.9%):
Cisco Systems, Inc. (b)..................................     34,700    422,646
eBay, Inc. (b)...........................................      4,900    224,175
First Data Corp. ........................................      6,500    378,690
                                                                     ----------
                                                                      1,025,511
                                                                     ----------
Computer Software (1.9%):
Adobe Systems, Inc. .....................................     11,200    268,576
Microsoft Corp. (b)......................................     21,500  1,100,155
Oracle Corp. (b).........................................     45,700    574,906
PeopleSoft, Inc. (b).....................................     11,000    198,440
                                                                     ----------
                                                                      2,142,077
                                                                     ----------
Computers (3.4%):
Dell Computer Corp. (b)..................................     12,000    222,360
Electronic Data Systems Corp. ...........................     15,500    892,490
EMC Corp. (b)............................................     23,500    276,125
Hewlett-Packard Co. .....................................     26,200    421,820
IBM Corp.................................................     15,800  1,458,340
Lexmark International Group, Inc. (b)....................     10,000    447,100
Sun Microsystems, Inc. (b)...............................     27,000    223,290
                                                                     ----------
                                                                      3,941,525
                                                                     ----------
Consumer Goods & Services (2.6%):
Kimberly-Clark Corp. ....................................     23,300  1,444,600
Newell Rubbermaid, Inc. .................................     38,000    862,980
Procter & Gamble Co. ....................................      9,600    698,784
                                                                     ----------
                                                                      3,006,364
                                                                     ----------

 Common Stocks, continued

                                                          Shares or
                                                          Principal
                                                            Amount     Value
                                                          ---------- ----------

Diversified Products (1.2%):
E.I. duPont de Nemours and Co. ..........................      8,000 $  300,160
General Electric Co. ....................................     17,200    639,840
Philip Morris Companies, Inc. ...........................     10,000    482,900
                                                                     ----------
                                                                      1,422,900
                                                                     ----------
Electronic Components (1.2%):
Avnet, Inc. .............................................     23,100    420,189
Intel Corp. .............................................     23,600    482,384
Maxim Integrated Products, Inc. (b)......................      7,000    244,580
Solectron Corp. (b)......................................     23,500    273,775
                                                                     ----------
                                                                      1,420,928
                                                                     ----------
Electronics (1.1%):
Emerson Electric.........................................     20,300    955,318
Linear Technology Corp. .................................      8,800    288,640
                                                                     ----------
                                                                      1,243,958
                                                                     ----------
Financial Services (8.0%):
Bank of America Corp. ...................................     18,800  1,097,920
Bank One Corp. ..........................................     13,200    415,404
Citigroup, Inc. .........................................     32,900  1,332,450
Concord EFS, Inc. (b)....................................     11,400    558,030
Edwards (A.G.), Inc. ....................................     11,400    400,254
Fannie Mae...............................................     18,100  1,449,085
Fifth Third Bancorp......................................      6,000    368,880
Franklin Resources, Inc. ................................     12,000    416,040
Freddie Mac..............................................      5,000    325,000
J.P. Morgan Chase & Co. .................................     25,950    886,193
SunTrust Banks, Inc. ....................................      6,000    399,600
U.S. Bancorp.............................................     42,770    948,639
Wachovia Corp. ..........................................      7,600    235,600
Wachovia Corp. -- Cash Shares............................      3,800      1,824
Washington Mutual, Inc. .................................      8,000    307,840
                                                                     ----------
                                                                      9,142,759
                                                                     ----------
Food & Related (1.8%):
Sara Lee Corp. ..........................................     48,801  1,039,461
SUPERVALU, Inc. .........................................     25,000    505,750
Sysco Corp. .............................................     18,000    459,720
                                                                     ----------
                                                                      2,004,931
                                                                     ----------
Forest & Paper Products (0.7%):
Weyerhaeuser Co. ........................................     17,400    847,554
                                                                     ----------
Health Care (0.9%):
HCA, Inc. ...............................................      7,000    310,170
Tenet Healthcare Corp. (b)...............................      6,200    369,830
UnitedHealth Group, Inc. ................................      5,500    365,750
                                                                     ----------
                                                                      1,045,750
                                                                     ----------
Household -- Major Appliances (0.5%):
Whirlpool Corp. .........................................     10,000    553,500
                                                                     ----------
Insurance (3.4%):
American International Group, Inc. ......................      3,800    296,400
Aon Corp. ...............................................     23,500    987,000
Cigna Corp. .............................................      6,000    497,700
Lincoln National Corp. ..................................     19,500    909,285

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Balanced Fund                                                 September 30, 2001

 Common Stocks, continued

                                                          Shares or
                                                          Principal
                                                            Amount     Value
                                                          ---------- ----------

Insurance, continued
SAFECO Corp. ............................................     11,900 $  360,927
St. Paul Companies, Inc. ................................     20,000    824,400
                                                                     ----------
                                                                      3,875,712
                                                                     ----------
Leisure Time Industries (0.5%):
Harley-Davidson, Inc. ...................................      9,600    388,800
Hasbro, Inc. ............................................     15,000    210,000
                                                                     ----------
                                                                        598,800
                                                                     ----------
Manufacturing (0.9%):
Honeywell International, Inc. ...........................      6,000    158,400
Illinois Tool Works, Inc. ...............................      3,000    162,330
Tyco International Ltd. .................................     15,007    682,819
                                                                     ----------
                                                                      1,003,549
                                                                     ----------
Media (1.0%):
AOL Time Warner (b)......................................      9,750    322,725
Gannett Company, Inc. ...................................      9,000    540,990
The Walt Disney Co. .....................................     12,000    223,440
                                                                     ----------
                                                                      1,087,155
                                                                     ----------
Medical Equipment & Supplies (3.3%):
Baxter International, Inc. ..............................     15,000    825,750
Genzyme Corp. (b)........................................      5,000    227,100
Johnson & Johnson........................................     26,800  1,484,720
Medtronic, Inc. .........................................     11,000    478,500
Quest Diagnostics, Inc. (b)..............................      6,500    401,050
Stryker Corp. ...........................................      5,100    269,790
Zimmer Holdings, Inc. (b)................................      1,200     33,300
                                                                     ----------
                                                                      3,720,210
                                                                     ----------
Petroleum (3.4%):
Anadarko Petroleum Corp. ................................      9,000    432,720
Chevron Corp. ...........................................      5,600    474,600
Exxon Mobil Corp. .......................................     25,600  1,008,640
Phillips Petroleum Co. ..................................     16,400    884,616
Royal Dutch Petroleum Co. -- NY Shares...................      2,000    100,500
Texaco, Inc. ............................................     12,700    825,500
Transocean Sedco Forex, Inc. ............................      6,000    158,400
                                                                     ----------
                                                                      3,884,976
                                                                     ----------
Pharmaceuticals (6.3%):
Abbott Laboratories......................................     28,300  1,467,355
Amgen, Inc. (b)..........................................      6,000    352,620
Bristol-Myers Squibb Co. ................................     12,000    666,720
Cardinal Health, Inc. ...................................      9,900    732,105
Forest Laboratories, Inc. (b)............................      5,400    389,556
King Pharmaceuticals, Inc. (b)...........................     12,533    525,759
Lilly (Eli) & Co. .......................................      5,000    403,500
MedImmune, Inc. (b)......................................      7,700    274,351
Merck & Company, Inc. ...................................     13,900    925,740
Pfizer, Inc. ............................................     15,900    637,590
Schering-Plough Corp. ...................................     15,000    556,500
Watson Pharmaceuticals, Inc. (b).........................      5,300    289,963
                                                                     ----------
                                                                      7,221,759
                                                                     ----------

 Common Stocks, continued

                                                          Shares or
                                                          Principal
                                                            Amount     Value
                                                          ---------- ----------

Photographic Equipment and Supplies (0.3%):
Eastman Kodak Co. .......................................     10,600 $  344,818
                                                                     ----------
Railroad (0.7%):
CSX Corp. ...............................................     23,700    746,550
                                                                     ----------
Retail (3.1%):
Albertson's, Inc. .......................................     13,900    443,132
Bed Bath & Beyond, Inc. (b)..............................      5,000    127,300
Best Buy, Inc. (b).......................................     10,100    459,045
Home Depot, Inc. ........................................      9,100    349,167
Lowe's Companies, Inc. ..................................     12,600    398,790
May Department Stores Co. ...............................     14,000    406,280
Target Corp. ............................................     10,800    342,900
TJX Companies, Inc. .....................................     10,000    329,000
Wal-Mart Stores, Inc. ...................................     14,300    707,850
                                                                     ----------
                                                                      3,563,464
                                                                     ----------
Telecommunications (1.0%):
AT&T Wireless Services, Inc. (b).........................     13,644    203,841
Corning, Inc. ...........................................     10,000     88,200
Qualcomm, Inc. (b).......................................      6,500    309,010
Scientific-Atlanta, Inc. ................................     12,900    226,395
Verizon Communications, Inc. ............................      6,000    324,660
                                                                     ----------
                                                                      1,152,106
                                                                     ----------
Transportation (0.4%):
FedEx Corp. (b)..........................................     12,000    441,000
                                                                     ----------
Utilities (6.3%):
AT&T Corp. ..............................................     44,400    856,920
BellSouth Corp. .........................................     26,500  1,101,075
NICOR, Inc. .............................................     13,000    503,750
SBC Communications, Inc. ................................     32,000  1,507,840
Sprint Corp. ............................................     24,000    576,240
TXU Corp. ...............................................     24,000  1,111,680
WorldCom, Inc. (b).......................................     32,000    481,280
Xcel Energy, Inc. .......................................     38,000  1,069,700
                                                                     ----------
                                                                      7,208,485
                                                                     ----------
TOTAL COMMON STOCKS......................................            69,709,463
                                                                     ----------

 Corporate Bonds (6.4%):

Financial Services (1.8%):
Ford Motor Credit Co., 7.50%, 3/15/05.................... $1,000,000  1,061,971
Morgan Stanley Dean Witter, 7.13%, 8/15/03...............  1,000,000  1,056,105
                                                                     ----------
                                                                      2,118,076
                                                                     ----------
Multimedia (0.9%):
Viacom, Inc., 6.63%, 5/15/11 (c).........................  1,000,000  1,021,098
                                                                     ----------
Real Estate Development (1.0%):
EOP Operating LP, 8.38%, 3/15/06.........................  1,000,000  1,111,215
                                                                     ----------
Telecommunications (0.9%):
GTE North, Inc., 6.40%, 2/15/05..........................  1,000,000  1,054,312
                                                                     ----------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Balanced Fund                                                 September 30, 2001

 Corporate Bonds, continued

                                                       Shares or
                                                       Principal
                                                         Amount      Value
                                                       ---------- ------------

Telephone -- Integrated (0.9%):
Qwest Capital Funding, 7.25%, 2/15/11................. $1,000,000 $  1,006,378
                                                                  ------------
Utilities (0.9%):
PSE&G Transition Funding LLC, 5.74%, 3/15/07, Series
 2001-1, Class A2.....................................  1,000,000    1,041,214
                                                                  ------------
TOTAL CORPORATE BONDS.................................               7,352,293
                                                                  ------------

 U.S. Government Agencies (19.7%):

Federal Home Loan Mortgage Corp. (10.2%):
6.25%, 10/15/02.......................................    200,000      207,580
7.00%, 3/15/10........................................  4,000,000    4,507,996
6.00%, 3/1/13, Pool #E00540...........................  3,132,763    3,212,848
6.00%, 7/1/16, Pool #E00991...........................  1,979,026    2,016,187
6.00%, 11/1/28, Pool #C00680..........................  1,600,973    1,609,103
                                                                  ------------
                                                                    11,553,714
                                                                  ------------
Federal National Mortgage Assoc. (3.9%):
5.00%, 2/14/03........................................    250,000      257,472
6.00%, 12/15/05.......................................  1,700,000    1,820,451
6.50%, 5/1/31, Pool #535933...........................    975,416      992,647
6.50%, 4/1/14, Pool #323654...........................  1,381,084    1,431,446
                                                                  ------------
                                                                     4,502,016
                                                                  ------------
Government National Mortgage Assoc. (5.6%):
7.00%, 8/20/29, Pool #2796............................  3,131,803    3,239,402
6.50%, 3/20/31, Pool #3053............................  1,168,117    1,188,883
6.50%, 4/20/31, Pool #3068............................  1,964,328    1,999,248
                                                                  ------------
                                                                     6,427,533
                                                                  ------------
TOTAL U.S. GOVERNMENT AGENCIES........................              22,483,263
                                                                  ------------

 Investment Companies (5.6%):

Dreyfus Cash Management Money Market Fund ............  4,758,943    4,758,943
Dreyfus Government Cash Management Money Market Fund
 .....................................................    719,962      719,962
iShares S&P 500/BARRA Growth Index Fund ..............     17,500      924,875
                                                                  ------------
TOTAL INVESTMENT COMPANIES............................               6,403,780
                                                                  ------------

 U.S. Treasury Notes (4.8%):

                                                        Shares or
                                                        Principal
                                                          Amount      Value
                                                        ---------- ------------

4.625%, 5/15/06........................................ $1,000,000 $  1,035,312
6.63%, 5/15/07.........................................  1,000,000    1,125,625
3.88%, 1/15/09.........................................  2,164,840    2,277,141
5.00%, 8/15/11.........................................  1,000,000    1,033,281
                                                                   ------------
TOTAL U.S. TREASURY NOTES..............................               5,471,359
                                                                   ------------

 U.S. Treasury Bonds (2.5%):

7.25%, 5/15/16.........................................  1,750,000    2,103,830
6.25%, 8/15/23.........................................    400,000      438,812
6.00%, 2/15/26.........................................    250,000      266,699
                                                                   ------------
TOTAL U.S. TREASURY BONDS..............................               2,809,341
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $114,087,707) (a) -- 99.9%......................             114,229,499
Other assets in excess of liabilities -- 0.1%..........                 104,708
                                                                   ------------
NET ASSETS -- 100.0%...................................            $114,334,207
                                                                   ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $876,521. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $ 8,783,770
  Unrealized depreciation.........................................  (9,518,499)
                                                                   -----------
  Net unrealized depreciation..................................... $  (734,729)
                                                                   ===========

(b) Represents non-income producing securities.
(c) Rule 144A, Section 4(2) or other security which is restricted as to resale to institutional investors. The board of trustees has deemed these securities to be liquid.


              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $114,087,707)........................  $114,229,499
Interest and dividends receivable................................       426,304
Receivable for investments sold..................................       148,370
Prepaid expenses.................................................         4,538
                                                                   ------------
 Total Assets....................................................   114,808,711
                                                                   ------------
Liabilities:
Dividends payable................................................       177,604
Payable for capital shares redeemed..............................         1,200
Payable for investments purchased................................       179,954
Accrued expenses and other payables:
 Investment advisory fees........................................        56,391
 Administration, transfer agent and fund accounting fees.........         3,098
 Distribution fees...............................................        15,890
 Other...........................................................        40,367
                                                                   ------------
 Total Liabilities...............................................       474,504
                                                                   ------------
Net Assets:
Capital..........................................................   118,225,671
Undistributed net investment income..............................        26,301
Net realized losses on investments...............................    (4,059,557)
Net unrealized appreciation on investments.......................       141,792
                                                                   ------------
Net Assets.......................................................  $114,334,207
                                                                   ============
Net Assets
 Class A Shares..................................................  $ 13,688,129
 Class B Shares..................................................    15,711,753
 Class C Shares..................................................         1,611
 Trust Shares....................................................    84,932,714
                                                                   ------------
 Total...........................................................  $114,334,207
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A Shares..................................................     1,213,973
 Class B Shares..................................................     1,402,814
 Class C Shares..................................................           144
 Trust Shares....................................................     7,553,655
                                                                   ------------
 Total...........................................................    10,170,586
                                                                   ============
Net asset value
 Class A Shares -- redemption price per share....................  $      11.28
 Class B Shares -- offering price and redemption price per
  share*.........................................................         11.20
 Class C Shares -- offering price and redemption price per
  share*.........................................................         11.19
 Trust Shares -- offering and redemption price per share.........         11.24
                                                                   ============
Maximum Sales Charge -- Class A Shares...........................          5.75%
                                                                   ============
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest cent) per share -- Class
 A...............................................................  $      11.97
                                                                   ============

* Redemption price per share varies by the length of time shares are held. Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Interest......................................................... $  2,760,746
Dividend.........................................................    1,447,790
Income from securities lending...................................        6,655
                                                                  ------------
 Total Investment Income.........................................    4,215,191
                                                                  ------------
Expenses:
Investment advisory fees.........................................      936,764
Administration, transfer agent and fund accounting fees..........      475,953
Distribution fees -- Class A Shares..............................       80,555
Distribution fees -- Class B Shares..............................      173,011
Distribution fees -- Class C Shares..............................            7
Custodian fees...................................................       27,288
Other............................................................       67,974
                                                                  ------------
 Total expenses before waivers...................................    1,761,552
 Less expenses waived by the Investment Advisor..................     (177,224)
 Less expenses waived by the Administrator and its affiliates....      (40,278)
                                                                  ------------
 Net Expenses....................................................    1,544,050
                                                                  ------------
Net Investment Income............................................    2,671,141
                                                                  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments...............................   (3,563,542)
Change in unrealized appreciation/depreciation on investments....  (10,055,181)
                                                                  ------------
Net realized/unrealized losses on investments....................  (13,618,723)
                                                                  ------------
Change in net assets resulting from operations................... $(10,947,582)
                                                                  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Statements of Changes in Net Assets

                                                      For the       For the
                                                     Year Ended    Year Ended
                                                     September     September
                                                      30, 2001      30, 2000
                                                    ------------  ------------
From Investment Activities:
Operations:
 Net investment income............................. $  2,671,141  $  3,882,032
 Net realized gains (losses) on investments........   (3,563,542)    5,734,986
 Change in unrealized appreciation/depreciation on
  investments......................................  (10,055,181)   (7,225,444)
                                                    ------------  ------------
Change in net assets resulting from operations.....  (10,947,582)    2,391,574
                                                    ------------  ------------
Dividends to Class A Shareholders:
 Net investment income.............................     (324,143)     (493,115)
 Net realized gains from investments...............     (196,318)     (889,513)
 In excess of net realized gain on investment
  transactions.....................................     (511,294)           --
Dividends to Class B Shareholders:
 Net investment income.............................     (224,059)     (364,574)
 Net realized gains from investments...............     (208,018)     (912,904)
 In excess of net realized gain on investment
  transactions.....................................     (541,766)           --
Dividends to Class C Shareholders:
 Net investment income.............................           (8)           --
Dividends to Trust Class Shareholders:
 Net investment income.............................   (2,119,404)   (3,039,522)
 Net realized gains from investments...............   (1,146,117)   (5,067,849)
 In excess of net realized gain on investment
  transactions.....................................   (2,984,962)           --
                                                    ------------  ------------
Change in net assets from shareholder dividends....   (8,256,089)  (10,767,477)
                                                    ------------  ------------
Capital Transactions:
Change in net assets from capital transactions.....   (2,449,727)  (18,732,011)
                                                    ------------  ------------
Change in net assets...............................  (21,653,398)  (27,107,914)
Net Assets:
 Beginning of period...............................  135,987,605   163,095,519
                                                    ------------  ------------
 End of period..................................... $114,334,207  $135,987,605
                                                    ============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                      For the Year Ended September 30,
                                   --------------------------------------------
                                    2001      2000     1999     1998     1997
                                   -------   -------  -------  -------  -------
Net Asset Value, Beginning of
 Period..........................  $ 13.15   $ 13.83  $ 13.82  $ 13.63  $ 11.96
                                   -------   -------  -------  -------  -------
Investment Activities
 Net investment income...........     0.24      0.34     0.35     0.39     0.45
 Net realized and unrealized
  gains (losses) on investments..    (1.32)    (0.10)    0.74     0.54     2.04
                                   -------   -------  -------  -------  -------
 Total from Investment
  Activities.....................    (1.08)     0.24     1.09     0.93     2.49
                                   -------   -------  -------  -------  -------
Dividends
 Net investment income...........    (0.25)    (0.34)   (0.35)   (0.39)   (0.45)
 Net realized gains..............    (0.39)    (0.58)   (0.73)   (0.35)   (0.37)
 In excess of net realized
  gains..........................    (0.15)       --       --       --       --
                                   -------   -------  -------  -------  -------
 Total Dividends.................    (0.79)    (0.92)   (1.08)   (0.74)   (0.82)
                                   -------   -------  -------  -------  -------
Net Asset Value, End of Period...  $ 11.28   $ 13.15  $ 13.83  $ 13.82  $ 13.63
                                   =======   =======  =======  =======  =======
Total Return (excludes sales
 charge).........................    (8.72)%    1.74%    7.72%    6.89%   21.76%
Ratios/Supplementary Data:
Net Assets, End of Period (000)..  $13,688   $17,726  $21,207  $21,948  $17,234
Ratio of expenses to average net
 assets..........................     1.30%     1.22%    1.15%    1.17%    1.18%
Ratio of net investment income to
 average net assets..............     2.03%     2.54%    2.43%    2.75%    3.63%
Ratio of expenses to average net
 assets*.........................     1.69%     1.65%    1.64%    1.66%    1.67%
Portfolio turnover (a)...........   116.03%    57.95%   35.98%   31.85%   27.07%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                      For the Year Ended September 30,
                                   -------------------------------------------
                                    2001      2000     1999     1998     1997
                                   -------   -------  -------  -------  ------
Net Asset Value, Beginning of
 Period........................... $ 13.06   $ 13.75  $ 13.76  $ 13.57  $11.91
                                   -------   -------  -------  -------  ------
Investment Activities
 Net investment income............    0.18      0.24     0.26     0.28    0.36
 Net realized and unrealized gains
  (losses) on investments.........   (1.34)    (0.11)    0.71     0.55    2.04
                                   -------   -------  -------  -------  ------
 Total from Investment
  Activities......................   (1.16)     0.13     0.97     0.83    2.40
                                   -------   -------  -------  -------  ------
Dividends
 Net investment income............   (0.16)    (0.24)   (0.25)   (0.29)  (0.37)
 Net realized gains...............   (0.39)    (0.58)   (0.73)   (0.35)  (0.37)
 In excess of net realized gains..   (0.15)       --       --       --      --
                                   -------   -------  -------  -------  ------
 Total Dividends..................   (0.70)    (0.82)   (0.98)   (0.64)  (0.74)
                                   -------   -------  -------  -------  ------
Net Asset Value, End of Period.... $ 11.20   $ 13.06  $ 13.75  $ 13.76  $13.57
                                   =======   =======  =======  =======  ======
Total Return (excludes redemption
 charge)..........................   (9.38)%    0.92%    6.82%    6.16%  20.90%
Ratios/Supplementary Data:
Net Assets, End of Period (000)... $15,712   $18,859  $21,610  $15,183  $6,360
Ratio of expenses to average net
 assets...........................    2.05%     1.97%    1.90%    1.92%   1.93%
Ratio of net investment income to
 average net assets...............    1.28%     1.79%    1.70%    1.98%   2.88%
Ratio of expenses to average net
 assets*..........................    2.19%     2.15%    2.14%    2.16%   2.17%
Portfolio turnover (a)............  116.03%    57.95%   35.98%   31.85%  27.07%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  February 1,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $ 12.67
                                                                    -------
Investment Activities
 Net investment income..........................................       0.18
 Net realized and unrealized losses on investments..............      (1.48)
                                                                    -------
 Total from Investment Activities...............................      (1.30)
                                                                    -------
Dividends
 Net investment income..........................................      (0.18)
                                                                    -------
 Total Dividends................................................      (0.18)
                                                                    -------
Net Asset Value, End of Period..................................    $ 11.19
                                                                    =======
Total Return (excludes redemption charge).......................     (11.01)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $     2
Ratio of expenses to average net assets.........................       2.27%(c)
Ratio of net investment income to average net assets............       1.02%(c)
Ratio of expenses to average net assets*........................       2.42%(c)
Portfolio turnover (d)..........................................     116.03%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. Realized gains distributed prior to commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Balanced Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                      For the Year Ended September 30,
                                  ---------------------------------------------
                                   2001     2000      1999      1998     1997
                                  -------  -------  --------  --------  -------
Net Asset Value, Beginning of
 Period.........................  $ 13.11  $ 13.80  $  13.79  $  13.60  $ 11.93
                                  -------  -------  --------  --------  -------
Investment Activities
 Net investment income..........     0.27     0.37      0.39      0.42     0.49
 Net realized and unrealized
  gains (losses) on
  investments...................    (1.32)   (0.11)     0.74      0.54     2.04
                                  -------  -------  --------  --------  -------
 Total from Investment
  Activities....................    (1.05)    0.26      1.13      0.96     2.53
                                  -------  -------  --------  --------  -------
Dividends
 Net investment income..........    (0.28)   (0.37)    (0.39)    (0.42)   (0.49)
 Net realized gains.............    (0.39)   (0.58)    (0.73)    (0.35)   (0.37)
 In excess of net realized
  gains.........................    (0.15)      --        --        --       --
                                  -------  -------  --------  --------  -------
 Total Dividends................    (0.82)   (0.95)    (1.12)    (0.77)   (0.86)
                                  -------  -------  --------  --------  -------
Net Asset Value, End of Period..  $ 11.24  $ 13.11  $  13.80  $  13.79  $ 13.60
                                  =======  =======  ========  ========  =======
Total Return....................   (8.52)%    1.92%     8.01%     7.18%   22.11%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000)..........................  $84,933  $99,403  $120,278  $108,943  $88,524
Ratio of expenses to average net
 assets.........................     1.05%    0.97%     0.90%     0.92%    0.93%
Ratio of net investment income
 to average net assets..........     2.28%    2.79%     2.69%     3.00%    3.88%
Ratio of expenses to average net
 assets*........................     1.19%    1.15%     1.14%     1.16%    1.17%
Portfolio turnover (a)..........   116.03%   57.95%    35.98%    31.85%   27.07%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Appreciation Fund (d)                                 September 30, 2001

 Common Stocks (91.0%):

                                                            Shares     Value
                                                            ------- -----------
Analytical Instruments (5.3%):
Cytyc Corp. (b)............................................  88,000 $ 2,359,280
Varian Medical Systems, Inc. (b)...........................  22,500   1,443,375
Waters Corp. (b)...........................................  39,500   1,412,915
                                                                    -----------
                                                                      5,215,570
                                                                    -----------
Chemicals (0.7%):
Cabot Microelectronics Corp. (b)...........................  14,000     676,340
                                                                    -----------
Computer Services (4.8%):
Affiliated Computer Services, Inc. (b).....................  18,000   1,465,380
Cerner Corp. (b)...........................................  22,000   1,089,000
ChoicePoint, Inc. (b)......................................  25,000   1,041,000
SunGard Data Systems, Inc. (b).............................  47,000   1,098,390
                                                                    -----------
                                                                      4,693,770
                                                                    -----------
Computer Software (3.9%):
Advent Software, Inc. (b)..................................  29,000   1,091,850
Citrix Systems, Inc. (b)...................................  47,000     930,600
Electronic Arts, Inc. (b)..................................  20,000     913,400
THQ, Inc. (b)..............................................  21,500     927,725
                                                                    -----------
                                                                      3,863,575
                                                                    -----------
Diversified Products (1.4%):
Colgate-Palmolive Co. .....................................  23,500   1,368,875
                                                                    -----------
Educational Services (3.9%):
Apollo Group, Inc. -- Class A (b)..........................  26,000   1,092,780
Career Education Corp. (b).................................  18,000     990,000
Corinthian Colleges, Inc. (b)..............................  26,000     876,460
Education Management Corp. (b).............................  28,000     850,080
                                                                    -----------
                                                                      3,809,320
                                                                    -----------
Electronic Components -- Semiconductors (4.1%):
Integrated Circuit Systems, Inc. (b).......................  53,000     677,340
KLA-Tencor Corp. (b).......................................  21,000     663,180
Lam Research Corp. (b).....................................  40,000     678,000
National Semiconductor Corp. (b)...........................  32,000     705,600
Novellus Systems, Inc. (b).................................  22,000     628,320
NVIDIA Corp. (b)...........................................  24,000     659,280
                                                                    -----------
                                                                      4,011,720
                                                                    -----------
Financial Services (8.0%):
Ambac Financial Group, Inc. ...............................  41,000   2,243,110
Bear Stearns Companies, Inc. ..............................  51,500   2,575,515
Concord EFS, Inc. (b)......................................  42,000   2,055,900
Lehman Brothers Holdings, Inc. ............................  16,600     943,710
                                                                    -----------
                                                                      7,818,235
                                                                    -----------
Health Care (12.8%):
AdvancePCS (b).............................................  18,000   1,292,040
Caremark Rx, Inc. (b)...................................... 200,000   3,336,000
First Health Group Corp. (b)...............................  81,000   2,379,780
Tenet Healthcare Corp. (b).................................  30,000   1,789,500
Universal Health Services, Inc. --
 Class B (b)...............................................  43,000   2,098,400
Wellpoint Health Networks, Inc. (b)........................  14,000   1,528,100
                                                                    -----------
                                                                     12,423,820
                                                                    -----------

 Common Stocks, continued

                                                             Shares     Value
                                                             ------- -----------
Insurance (2.2%):
American International Group, Inc...........................  14,300 $ 1,115,400
Marsh & McLennan Companies, Inc.............................  11,000   1,063,700
                                                                     -----------
                                                                       2,179,100
                                                                     -----------
Manufacturing (1.1%):
Tyco International Ltd......................................  24,400   1,110,200
                                                                     -----------
Medical Equipment & Supplies (7.5%):
Genzyme Corp. (b)...........................................  30,000   1,362,600
Laboratory Corp. of America Holdings (b)....................  32,000   2,587,200
Patterson Dental Co. (b)....................................  26,000     958,360
Quest Diagnostics, Inc. (b).................................  40,000   2,468,000
                                                                     -----------
                                                                       7,376,160
                                                                     -----------
Personal Credit Institutions (0.9%):
AmeriCredit Corp. (b).......................................  27,000     853,740
                                                                     -----------
Petroleum (0.9%):
Hanover Compressor Co. (b)..................................  42,000     908,880
                                                                     -----------
Pharmaceuticals (13.4%):
AmerisourceBergen Corp. (b).................................  40,000   2,838,000
Express Scripts, Inc. (b)...................................  56,000   3,108,000
Forest Laboratories, Inc. (b)...............................  40,000   2,885,600
IDEC Pharmaceuticals Corp. (b)..............................  26,000   1,288,820
IVAX Corp. (b)..............................................  29,000     642,930
King Pharmaceuticals, Inc. (b)..............................  24,500   1,027,775
Pfizer, Inc.................................................  31,400   1,259,140
                                                                     -----------
                                                                      13,050,265
                                                                     -----------
Pipelines (1.5%):
Kinder Morgan, Inc..........................................  30,000   1,476,300
                                                                     -----------
Retail (17.1%):
Barnes & Noble, Inc. (b)....................................  56,000   2,021,600
Bed Bath & Beyond, Inc. (b).................................  80,000   2,036,800
BJ's Wholesale Club, Inc. (b)...............................  30,000   1,428,300
BlockBuster, Inc. -- Class A................................ 107,000   2,343,300
Copart, Inc. (b)............................................  37,000   1,036,370
Family Dollar Stores, Inc................................... 100,000   2,752,000
Ross Stores, Inc............................................  35,000   1,023,750
TJX Cos., Inc...............................................  60,000   1,974,000
Venator Group, Inc. (b).....................................  67,000   1,021,750
Walgreen Co.................................................  30,000   1,032,900
                                                                     -----------
                                                                      16,670,770
                                                                     -----------
Telecommunication -- Equipment (1.5%):
Advanced Fibre Communications, Inc. (b).....................  38,500     562,485
Polycom, Inc. (b)...........................................  38,000     926,060
                                                                     -----------
                                                                       1,488,545
                                                                     -----------
TOTAL COMMON STOCKS.........................................          88,995,185
                                                                     -----------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Appreciation Fund (d)                                 September 30, 2001

 Investment Companies (4.4%):

                                                        Shares or
                                                        Principal
                                                          Amount      Value
                                                        ---------- -----------
Dreyfus Cash Management Money Market Fund..............    669,193 $   669,193
Dreyfus Government Cash Management Money Market Fund...  3,619,546   3,619,546
                                                                   -----------
TOTAL INVESTMENT COMPANIES.............................              4,288,739
                                                                   -----------

 Depositary Receipts (3.2%):

S&P 400 Mid-Cap Depositary Receipts....................     40,000   3,166,000
                                                                   -----------

 U.S. Treasury Bill (2.0%):

2.69%, 10/04/01 (c).................................... $2,000,000   1,999,542
                                                                   -----------
TOTAL INVESTMENTS
 (Cost $96,467,375) (a) -- 100.6%......................             98,449,466
Liabilities in excess of other assets -- (0.6)%........               (589,613)
                                                                   -----------
NET ASSETS -- 100.0%...................................            $97,859,853
                                                                   ===========

---------
(a) Represents cost for federal income tax purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.......................................... $11,818,578
  Unrealized depreciation..........................................  (9,836,487)
                                                                    -----------
  Net unrealized appreciation...................................... $ 1,982,091
                                                                    ===========

(b)  Represents non-income producing securities.
(c)  Rate presented indicates the effective yield at the time of purchase.
(d) Formerly the OVB Capital Appreciation Portfolio.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Appreciation Fund (a)


 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $96,467,375).........................  $ 98,449,466
Interest and dividends receivable................................        16,040
Receivable for capital shares issued.............................           471
Receivable for investments sold..................................     5,996,686
Prepaid expenses.................................................         2,657
                                                                   ------------
 Total Assets....................................................   104,465,320
                                                                   ------------
Liabilities:
Payable for investments purchased................................     6,514,604
Accrued expenses and other payables:
 Investment advisory fees........................................        42,437
 Administration, transfer agent and fund accounting fees.........         2,639
 Distribution fees...............................................         1,598
 Other...........................................................        44,189
                                                                   ------------
 Total Liabilities...............................................     6,605,467
                                                                   ------------
Net Assets:
Capital..........................................................    91,283,503
Net realized gains on investments................................     4,594,259
Net unrealized appreciation on investments.......................     1,982,091
                                                                   ------------
 Net Assets......................................................  $ 97,859,853
                                                                   ============
Net Assets
 Class A Shares..................................................  $  7,386,409
 Class B Shares..................................................        48,299
 Class C Shares..................................................           842
 Trust Shares....................................................    90,424,303
                                                                   ------------
 Total...........................................................  $ 97,859,853
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A Shares..................................................       753,639
 Class B Shares..................................................         4,933
 Class C Shares..................................................            86
 Trust Shares....................................................     8,953,063
                                                                   ------------
 Total...........................................................     9,711,721
                                                                   ============
Net asset value
 Class A Shares -- redemption price per share....................  $       9.80
 Class B Shares -- offering price and redemption price* per
  share..........................................................          9.79
 Class C Shares -- offering price and redemption price* per
  share..........................................................          9.79
 Trust Shares -- offering and redemption price per share.........         10.10
                                                                   ============
Maximum Sales Charge -- Class A Shares...........................          5.75%
                                                                   ============
Maximum Offering Price (100%/(100% --Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares..........................................................  $      10.40
                                                                   ============

* Redemption price per share varies by length of time shares are held. Statements of Operations

                                                        For the       For the
                                                     Period Ended   Year Ended
                                                     September 30,  January 31,
                                                       2001 (b)        2001
                                                     -------------  -----------
                                                                    (Amounts in
                                                                    thousands)
Investment Income:
Dividend............................................ $    210,307    $    414
Interest............................................      331,919       1,097
                                                     ------------    --------
 Total Investment Income............................      542,226       1,511
                                                     ------------    --------
Expenses:
Investment advisory fees............................      686,084       1,664
Administration, transfer agent and fund accounting
 fees...............................................      163,193         406
Distribution fees -- Class A Shares.................       18,117          51
Distribution fees -- Class B Shares.................           38         --
Distribution fees -- Class C Shares.................            2         --
Custodian fees......................................        6,869           7
Other...............................................      105,979          77
                                                     ------------    --------
 Total expenses before waivers......................      980,282       2,205
 Less expenses waived by the Investment Advisor.....     (180,302)       (368)
                                                     ------------    --------
 Net Expenses.......................................      799,980       1,837
                                                     ------------    --------
Net Investment Loss.................................     (257,754)       (326)
                                                     ------------    --------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains (losses) on investments..........   (4,942,617)     26,659
Change in unrealized appreciation/depreciation on
 investments........................................  (39,567,046)    (42,974)
                                                     ------------    --------
Net realized/unrealized losses on investments.......  (44,509,663)    (16,315)
                                                     ------------    --------
Change in net assets resulting from operations...... $(44,767,417)   $(16,641)
                                                     ============    ========

(a) Formerly the OVB Capital Appreciation Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganization as a Fund of the BB&T Funds, the Capital Appreciation Fund changed its fiscal year end from January 31 to September 30.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Appreciation Fund (a)

 Statements of Changes in Net Assets

                                            For the       For the     For the
                                         Period Ended   Year Ended  Year Ended
                                         September 30,  January 31, January 31,
                                           2001 (b)        2001        2000
                                         -------------  ----------- -----------
                                                        (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment loss.................... $   (257,754)   $   (326)   $   (556)
 Net realized gains (losses) on
  investments...........................   (4,942,617)     26,659      26,328
 Change in unrealized
  appreciation/depreciation on
  investments...........................  (39,567,046)    (42,974)     14,583
                                         ------------    --------    --------
Change in net assets resulting from
 operations.............................  (44,767,417)    (16,641)     40,355
                                         ------------    --------    --------
Dividends to Class A Shareholders:
 In excess of net investment income.....         (250)         --          --
 Net realized gains from investments....           --      (2,673)     (1,253)
Dividends to Trust Class Shareholders:
 In excess of net investment income.....       (2,695)         --          (1)
 Net realized gains from investments....           --     (27,341)    (14,145)
                                         ------------    --------    --------
Change in net assets from shareholder
 dividends..............................       (2,945)    (30,014)    (15,399)
                                         ------------    --------    --------
Capital Transactions:
Change in net assets from capital
 transactions...........................      912,544      10,320      (3,399)
                                         ------------    --------    --------
Change in net assets....................  (43,857,818)    (36,335)     21,557
Net Assets:
 Beginning of period....................  141,717,671     178,053     156,496
                                         ------------    --------    --------
 End of period.......................... $ 97,859,853    $141,718    $178,053
                                         ============    ========    ========

(a) Formerly the OVB Capital Appreciation Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganization as a Fund of the BB&T Funds, the Capital Appreciation Fund changed its fiscal year end from January 31 to September 30.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Appreciation Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                           February 1,
                             2001 to          For the Year Ended January 31,
                          September 30,   -------------------------------------------
                            2001 (b)       2001      2000     1999     1998     1997
                          -------------   -------   -------  -------  -------  ------
Net Asset Value,
 Beginning of Period....     $ 14.42      $ 20.36   $ 17.61  $ 13.89  $ 15.28  $13.25
                             -------      -------   -------  -------  -------  ------
Investment Activities
 Net investment income
  (loss)................       (0.07)       (0.13)    (0.17)   (0.01)    0.02   (0.03)
 Net realized and
  unrealized gains
  (losses) on
  investments...........       (4.55)       (1.99)     5.01     5.39     2.46    2.84
                             -------      -------   -------  -------  -------  ------
 Total from Investment
  Activities............       (4.62)       (2.12)     4.84     5.38     2.48    2.81
                             -------      -------   -------  -------  -------  ------
Dividends
 Net investment income..          --(c)        --        --       --       --      --
 Net realized gains.....          --        (3.82)    (2.09)   (1.66)   (3.87)  (0.78)
                             -------      -------   -------  -------  -------  ------
 Total Dividends........          --        (3.82)    (2.09)   (1.66)   (3.87)  (0.78)
                             -------      -------   -------  -------  -------  ------
Net Asset Value, End of
 Period.................     $  9.80      $ 14.42   $ 20.36  $ 17.61  $ 13.89  $15.28
                             =======      =======   =======  =======  =======  ======
Total Return (excludes
 sales charge)..........      (32.04)%(d)  (10.84)%   28.47%   42.34%   16.76%  21.81%
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........     $ 7,386      $12,285   $23,668  $17,872  $ 6,021  $4,482
Ratio of expenses to
 average net assets.....        1.25%(e)     1.27%     1.27%    1.27%    1.27%   1.27%
Ratio of net investment
 loss to average net
 assets.................       (0.52)%(e)  (0.37)%   (0.59)%  (0.28)%  (0.16)%  (0.27)%
Ratio of expenses to
 average net assets*....        1.47%(e)     1.48%     1.55%    1.53%    1.53%   1.53%
Portfolio turnover (f)..       90.11%(d)    63.00%    54.00%   74.00%  118.00%  90.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the OVB Capital Appreciation Portfolio. Effective November 30, 2000, the investment adviser changed from One Valley Bank to BB&T.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganization as a Fund of the BB&T Funds, the Capital Appreciation Fund changed its fiscal year end from January 31 to September 30.
(c)  Less than $0.005 per share.
(d)  Not annualized.
(e)  Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Appreciation Fund (e)

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   July 25,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $ 11.20
                                                                    -------
Investment Activities
 Net investment loss............................................      (0.01)
 Net realized and unrealized losses on investments..............      (1.40)
                                                                    -------
 Total from Investment Activities...............................      (1.41)
                                                                    -------
Net Asset Value, End of Period..................................    $  9.79
                                                                    =======
Total Return (excludes redemption charge).......................     (12.59)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $    48
Ratio of expenses to average net assets.........................       2.11%(c)
Ratio of net investment loss to average net assets..............      (1.91)%(c)
Ratio of expenses to average net assets*........................       2.33%(c)
Portfolio turnover (d)..........................................      90.11%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
(e)  Formerly the OVB Capital Appreciation Portfolio.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Appreciation Fund (e)

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   July 25,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $ 11.20
                                                                    -------
Investment Activities
 Net investment loss............................................      (0.01)
 Net realized and unrealized loss on investments................      (1.46)
                                                                    -------
 Total from Investment Activities...............................      (1.47)
                                                                    -------
Net Asset Value, End of Period..................................    $  9.79
                                                                    =======
Total Return (excludes redemption charge).......................     (13.13)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $     1
Ratio of expenses to average net assets.........................       2.19%(c)
Ratio of net investment loss to average net assets..............      (1.91)%(c)
Ratio of expenses to average net assets*........................       2.49%(c)
Portfolio turnover (d)..........................................      90.11%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.
(e)  Formerly the OVB Capital Appreciation Portfolio.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Appreciation Fund (a)

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                           February 1,
                             2001 to             For the Year Ended January 31,
                          September 30,   ------------------------------------------------
                            2001 (b)        2001      2000      1999      1998      1997
                          -------------   --------  --------  --------  --------  --------
Net Asset Value,
 Beginning of Period....     $ 14.84      $  20.78  $  17.89  $  14.05  $  15.38  $  13.31
                             -------      --------  --------  --------  --------  --------
Investment Activities
 Net investment income
  (loss)................       (0.02)        (0.04)    (0.06)    (0.02)     0.03        --
 Net realized and
  unrealized gains
  (losses) on
  investments...........       (4.72)        (2.08)     5.04      5.52      2.52      2.86
                             -------      --------  --------  --------  --------  --------
 Total from Investment
  Activities............       (4.74)        (2.12)     4.98      5.50      2.55      2.86
                             -------      --------  --------  --------  --------  --------
Dividends
 Net investment income..          --(c)         --        --        --     (0.01)    (0.01)
 Net realized gains.....          --         (3.82)    (2.09)    (1.66)    (3.87)    (0.78)
                             -------      --------  --------  --------  --------  --------
 Total Dividends........          --         (3.82)    (2.09)    (1.66)    (3.88)    (0.79)
                             -------      --------  --------  --------  --------  --------
Net Asset Value, End of
 Period.................     $ 10.10      $  14.84  $  20.78  $  17.89  $  14.05  $  15.38
                             =======      ========  ========  ========  ========  ========
Total Return............      (31.94)%(d)  (10.61)%    28.81%    42.72%    17.12%    22.06%
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........     $90,424      $129,433  $154,385  $138,624  $113,048  $118,873
Ratio of expenses to
 average net assets.....        1.02%(e)      1.02%     1.02%     1.02%     1.02%     1.02%
Ratio of net investment
 income (loss) to
 average net assets.....      (0.32)%(e)    (0.16)%   (0.34)%   (0.05)%     0.09%   (0.01)%
Ratio of expenses to
 average net assets*....        1.25%(e)      1.23%     1.30%     1.28%     1.28%     1.28%
Portfolio turnover (f)..       90.11%(d)     63.00%    54.00%    74.00%   118.00%    90.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the OVB Capital Appreciation Portfolio. Effective November 30, 2000, the investment adviser changed from One Valley Bank to BB&T.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganization as a Fund of the BB&T Funds, the Capital Appreciation Fund changed its fiscal year end from January 31 to September 30.
(c)  Less than $0.005 per share.
(d)  Not annualized.
(e)  Annualized.
(f) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Large Company Value Fund                                      September 30, 2001

 Common Stocks (96.0%):

                                                           Shares     Value
                                                           ------- ------------

Aerospace/Defense (2.7%):
Parker-Hannifin Corp. .................................... 127,000 $  4,356,100
Raytheon Co. ............................................. 204,200    7,095,950
                                                                   ------------
                                                                     11,452,050
                                                                   ------------
Apparel (0.8%):
V.F. Corp. ............................................... 118,200    3,459,714
                                                                   ------------
Automobiles & Trucks (0.9%):
Ford Motor Co. ........................................... 209,530    3,635,346
                                                                   ------------
Banking & Finance (10.8%):
Bank of America Corp. .................................... 160,000    9,343,999
Citigroup, Inc. .......................................... 186,666    7,559,973
J.P. Morgan Chase & Co. .................................. 242,772    8,290,664
PNC Financial Services Group..............................  60,000    3,435,000
SunTrust Banks, Inc. .....................................  76,000    5,061,600
U.S. Bancorp.............................................. 389,325    8,635,228
Wachovia Corp.- Cash Shares...............................  49,700       23,856
Wachovia Corp. ...........................................  99,400    3,081,400
                                                                   ------------
                                                                     45,431,720
                                                                   ------------
Beverages (1.8%):
PepsiCo, Inc. ............................................ 160,000    7,760,000
                                                                   ------------
Business Equipment & Services (2.2%):
Pitney Bowes, Inc. ....................................... 241,300    9,217,660
                                                                   ------------
Chemicals (1.4%):
Air Products & Chemicals, Inc. ........................... 150,500    5,806,290
                                                                   ------------
Computers (5.2%):
Adobe Systems, Inc. ......................................  99,000    2,374,020
Electronic Data Systems Corp. ............................  80,000    4,606,400
Hewlett-Packard Co. ...................................... 180,000    2,898,000
IBM Corp. ................................................  99,800    9,211,540
Microsoft Corp. (b).......................................  60,000    3,070,200
                                                                   ------------
                                                                     22,160,160
                                                                   ------------
Consumer Goods & Services (6.6%):
Hasbro, Inc. ............................................. 131,925    1,846,950
Kimberly-Clark Corp. ..................................... 163,000   10,106,000
Newell Rubbermaid, Inc. .................................. 357,100    8,109,741
Procter & Gamble Co. .....................................  65,000    4,731,350
Whirlpool Corp. ..........................................  64,100    3,547,935
                                                                   ------------
                                                                     28,341,976
                                                                   ------------
Containers (0.4%):
Sonoco Products Co. ......................................  65,925    1,549,238
                                                                   ------------
Diversified Products (2.3%):
Corning, Inc. ............................................ 279,600    2,466,072
E.I. duPont de Nemours and Co. ...........................  65,000    2,438,800
Philip Morris Cos., Inc. .................................  99,090    4,785,056
                                                                   ------------
                                                                      9,689,928
                                                                   ------------
Electronic Components (0.8%):
Avnet, Inc................................................ 185,000    3,365,150
                                                                   ------------
Electronics (2.7%):
Agilent Technologies, Inc. (b)............................ 132,419    2,588,791
Emerson Electric.......................................... 189,370    8,911,753
                                                                   ------------
                                                                     11,500,544
                                                                   ------------

 Common Stocks, continued

                                                           Shares     Value
                                                           ------- ------------

Financial Services (3.3%):
Fannie Mae................................................ 120,000 $  9,607,200
Franklin Resources, Inc................................... 125,000    4,333,750
                                                                   ------------
                                                                     13,940,950
                                                                   ------------
Food & Related (3.3%):
Sara Lee Corp............................................. 430,110    9,161,343
SUPERVALU, Inc............................................ 243,900    4,934,097
                                                                   ------------
                                                                     14,095,440
                                                                   ------------
Forest & Paper Products (1.8%):
Weyerhaeuser Co........................................... 153,500    7,476,985
                                                                   ------------
Insurance (8.0%):
Aon Corp.................................................. 192,762    8,096,004
Cigna Corp................................................  60,000    4,977,000
Lincoln National Corp..................................... 194,400    9,064,872
SAFECO Corp............................................... 139,100    4,218,903
St. Paul Cos., Inc........................................ 183,000    7,543,260
                                                                   ------------
                                                                     33,900,039
                                                                   ------------
Manufacturing (1.0%):
Illinois Tool Works, Inc..................................  79,000    4,274,690
                                                                   ------------
Media (2.4%):
Gannett Co., Inc..........................................  90,000    5,409,900
The Walt Disney Co........................................ 248,000    4,617,760
                                                                   ------------
                                                                     10,027,660
                                                                   ------------
Medical Equipment & Supplies (2.1%):
Johnson & Johnson......................................... 163,600    9,063,440
                                                                   ------------
Petroleum (8.3%):
Anadarko Petroleum Corp................................... 110,000    5,288,800
Chevron Corp.............................................. 106,030    8,986,043
Exxon Mobil Corp.......................................... 240,000    9,456,000
Phillips Petroleum Co..................................... 137,000    7,389,780
Royal Dutch Petroleum Co.-NY Shares.......................  88,600    4,452,150
                                                                   ------------
                                                                     35,572,773
                                                                   ------------
Pharmaceuticals (7.2%):
Abbott Laboratories....................................... 186,000    9,644,100
Bristol-Myers Squibb Co...................................  90,480    5,027,069
Merck & Co., Inc..........................................  85,000    5,661,000
Mylan Laboratories, Inc................................... 117,500    3,832,850
Schering-Plough Corp...................................... 177,400    6,581,540
                                                                   ------------
                                                                     30,746,559
                                                                   ------------
Photographic Equipment & Supplies (0.6%):
Eastman Kodak Co..........................................  79,000    2,569,870
                                                                   ------------
Railroad (1.3%):
CSX Corp.................................................. 170,700    5,377,050
                                                                   ------------
Retail (1.6%):
Albertson's, Inc.......................................... 107,020    3,411,798
May Department Stores Co.................................. 120,250    3,489,655
                                                                   ------------
                                                                      6,901,453
                                                                   ------------
Security Brokers & Dealers (1.0%):
Edwards (A.G.), Inc. ..................................... 118,362    4,155,690
                                                                   ------------
Telecommunications Equipment (0.2%):
AT&T Wireless Services Inc. (b)...........................  68,437    1,022,449
                                                                   ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Large Company Value Fund                                      September 30, 2001

 Common Stocks, continued

                                                          Shares      Value
                                                        ---------- ------------

Transportation (1.0%):
FedEx Corporation (b)..................................    115,000 $  4,226,250
                                                                   ------------
Utilities (14.3%):
AT&T Corp. ............................................    374,122    7,220,555
BellSouth Corp. .......................................    260,000   10,802,999
NICOR, Inc. ...........................................    100,800    3,906,000
SBC Communications, Inc. ..............................    224,400   10,573,728
Sprint Corp. ..........................................    201,400    4,835,614
TXU Corp. .............................................    217,800   10,088,496
WorldCom, Inc. (b).....................................    270,000    4,060,800
Xcel Energy, Inc. .....................................    325,475    9,162,121
                                                                   ------------
                                                                     60,650,313
                                                                   ------------
TOTAL COMMON STOCKS....................................             407,371,387
                                                                   ------------

 Investment Company (3.7%):

Dreyfus Government Cash Management Money Market Fund... 15,814,225   15,814,225
                                                                   ------------
TOTAL INVESTMENTS
 (Cost $350,995,600) (a) -- 99.7%......................             423,185,612
Other assets in excess of liabilities -- 0.3%..........               1,105,482
                                                                   ------------
NET ASSETS -- 100.0%...................................            $424,291,094
                                                                   ============

---------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation......................................... $ 90,891,871
  Unrealized depreciation.........................................  (18,701,859)
                                                                   ------------
  Net unrealized appreciation..................................... $ 72,190,012
                                                                   ============

(b)  Represents non-income producing securities.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value** (Cost $350,995,600).......................  $423,185,612
Interest and dividends receivable.................................       855,676
Receivable for capital shares issued..............................        13,500
Collateral for securities loaned..................................   118,062,997
Receivable for investments sold...................................     2,765,912
Prepaid expenses..................................................        12,931
                                                                    ------------
 Total Assets.....................................................   544,896,628
                                                                    ------------
Liabilities:
Dividends payable.................................................       490,505
Payable for capital shares redeemed...............................        22,615
Payable for collateral received on loaned securities..............   118,062,997
Payable for investments purchased.................................     1,633,737
Accrued expenses and other payables:
 Investment advisory fees.........................................       211,420
 Administration, transfer agent and fund accounting fees..........        11,452
 Distribution fees................................................        34,217
 Other............................................................       138,591
                                                                    ------------
 Total Liabilities................................................   120,605,534
                                                                    ------------
Net Assets:
Capital...........................................................   341,079,747
Dividends in excess of net investment income......................       (26,014)
Net realized gains on investments.................................    11,047,349
Net unrealized appreciation on investments........................    72,190,012
                                                                    ------------
Net Assets........................................................  $424,291,094
                                                                    ============
Net Assets
 Class A Shares...................................................  $ 29,942,229
 Class B Shares...................................................    33,488,512
 Class C Shares...................................................        13,089
 Trust Shares.....................................................   360,847,264
                                                                    ------------
 Total............................................................  $424,291,094
                                                                    ============
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................     1,783,572
 Class B Shares...................................................     2,007,450
 Class C Shares...................................................           785
 Trust Shares.....................................................    21,452,268
                                                                    ------------
 Total............................................................    25,244,075
                                                                    ============
Net asset value
 Class A Shares -- redemption price per share.....................  $      16.79
 Class B Shares -- offering price and redemption price* per
  share...........................................................         16.68
 Class C Shares -- offering price and redemption price* per
  share...........................................................         16.67
 Trust Shares -- offering and redemption price per share..........         16.82
                                                                    ============
Maximum Sales Charge -- Class A Shares............................          5.75%
                                                                    ============
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $      17.81
                                                                    ============

* Redemption price per share varies by length of time shares are held. ** Includes securities on loan of $116,907,655.
 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Dividend (net of foreign tax of $10,607)......................... $ 10,244,663
Interest.........................................................       78,669
Income from securities lending...................................      121,045
                                                                  ------------
 Total Investment Income.........................................   10,444,377
                                                                  ------------
Expenses:
Investment advisory fees.........................................    3,130,506
Administration, transfer agent and fund accounting fees..........    1,335,787
Distribution fees -- Class A Shares..............................      160,974
Distribution fees -- Class B Shares..............................      357,794
Distribution fees -- Class C Shares..............................           58
Custodian fees...................................................       87,830
Other............................................................      223,635
                                                                  ------------
 Total expenses before waivers...................................    5,296,584
 Less expenses waived by the Investment Advisor..................     (592,254)
 Less expenses waived by the Administrator and its affiliates....      (80,487)
                                                                  ------------
 Net Expenses....................................................    4,623,843
                                                                  ------------
Net Investment Income............................................    5,820,534
                                                                  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments................................   13,513,058
Change in unrealized appreciation/depreciation on investments....  (36,139,108)
                                                                  ------------
Net realized/unrealized losses on investments....................  (22,626,050)
                                                                  ------------
Change in net assets resulting from operations................... $(16,805,516)
                                                                  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Statements of Changes in Net Assets

                                                      For the        For the
                                                    Year Ended     Year Ended
                                                   September 30,  September 30,
                                                       2001           2000
                                                   -------------  -------------
From Investment Activities:
Operations:
 Net investment income............................ $  5,820,534   $ 11,659,900
 Net realized gains on investments................   13,513,058     17,062,084
 Change in unrealized appreciation/depreciation on
  investments.....................................  (36,139,108)    (5,431,513)
                                                   ------------   ------------
Change in net assets resulting from operations....  (16,805,516)    23,290,471
                                                   ------------   ------------
Dividends to Class A Shareholders:
 Net investment income............................     (397,069)      (915,558)
 From net realized gains from investments.........   (1,581,833)    (3,095,963)
Dividends to Class B Shareholders:
 Net investment income............................     (196,188)      (708,454)
 Net realized gains from investments..............   (1,728,033)    (3,107,786)
Dividends to Class C Shareholders:
 Net investment income............................          (27)            --
Dividends to Trust Class Shareholders:
 Net investment income............................   (5,258,803)   (10,030,349)
 Net realized gains from investments..............  (16,096,882)   (30,471,495)
                                                   ------------   ------------
Change in net assets from shareholder dividends...  (25,258,835)   (48,329,605)
                                                   ------------   ------------
Capital Transactions:
Change in net assets from capital transactions....   63,706,397    (28,827,019)
                                                   ------------   ------------
Change in net assets..............................   21,642,046    (53,866,153)
Net Assets:
 Beginning of period..............................  402,649,048    456,515,201
                                                   ------------   ------------
 End of period.................................... $424,291,094   $402,649,048
                                                   ============   ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                      For the Year Ended September 30,
                                   --------------------------------------------
                                    2001      2000     1999     1998     1997
                                   -------   -------  -------  -------  -------
Net Asset Value, Beginning of
 Period..........................  $ 18.57   $ 19.60  $ 18.48  $ 19.98  $ 15.31
                                   -------   -------  -------  -------  -------
Investment Activities
 Net investment income...........     0.22      0.49     0.25     0.23     0.26
 Net realized and unrealized
  gains (losses) on investments..    (0.89)     0.56     1.93    (0.17)    5.30
                                   -------   -------  -------  -------  -------
 Total from Investment
  Activities.....................    (0.67)     1.05     2.18     0.06     5.56
                                   -------   -------  -------  -------  -------
Dividends
 Net investment income...........    (0.22)    (0.49)   (0.25)   (0.23)   (0.26)
 Net realized gains..............    (0.89)    (1.59)   (0.81)   (1.33)   (0.63)
                                   -------   -------  -------  -------  -------
 Total Dividends.................    (1.11)    (2.08)   (1.06)   (1.56)   (0.89)
                                   -------   -------  -------  -------  -------
Net Asset Value, End of Period...  $ 16.79   $ 18.57  $ 19.60  $ 18.48  $ 19.98
                                   =======   =======  =======  =======  =======
Total Return (excludes sales
 charge).........................    (3.77)%    5.69%   11.64%    0.10%   37.80%
Ratios/Supplementary Data:
Net Assets, End of Period (000)..  $29,942   $33,004  $38,604  $39,817  $34,679
Ratio of expenses to average net
 assets..........................     1.24%     1.17%    1.10%    1.10%    1.09%
Ratio of net investment income to
 average net assets..............     1.23%     2.62%    1.22%    1.18%    1.52%
Ratio of expenses to average net
 assets*.........................     1.63%     1.60%    1.59%    1.59%    1.58%
Portfolio turnover (a)...........    24.20%    23.85%   13.52%   13.17%   22.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                     For the Year Ended September 30,
                                  ---------------------------------------------
                                   2001      2000     1999     1998      1997
                                  -------   -------  -------  -------   -------
Net Asset Value, Beginning of
 Period.........................  $ 18.47   $ 19.51  $ 18.42  $ 19.93   $ 15.29
                                  -------   -------  -------  -------   -------
Investment Activities
 Net investment income..........     0.09      0.35     0.11     0.09      0.13
 Net realized and unrealized
  gains (losses) on
  investments...................    (0.89)     0.56     1.90    (0.18)     5.28
                                  -------   -------  -------  -------   -------
 Total from Investment
  Activities....................    (0.80)     0.91     2.01    (0.09)     5.41
                                  -------   -------  -------  -------   -------
Dividends
 Net investment income..........    (0.10)    (0.36)   (0.11)   (0.09)    (0.14)
 Net realized gains.............    (0.89)    (1.59)   (0.81)   (1.33)    (0.63)
                                  -------   -------  -------  -------   -------
 Total Dividends................    (0.99)    (1.95)   (0.92)   (1.42)    (0.77)
                                  -------   -------  -------  -------   -------
Net Asset Value, End of Period..  $ 16.68   $ 18.47  $ 19.51  $ 18.42   $ 19.93
                                  =======   =======  =======  =======   =======
Total Return (excludes
 redemption charge).............    (4.51)%    4.88%   10.73%   (0.67)%   36.70%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000)..........................  $33,489   $36,078  $38,590  $32,455   $16,690
Ratio of expenses to average net
 assets.........................     1.99%     1.92%    1.84%    1.85%     1.84%
Ratio of net investment income
 to average net assets..........     0.48%     1.90%    0.47%    0.43%     0.77%
Ratio of expenses to average net
 assets*........................     2.13%     2.10%    2.08%    2.09%     2.08%
Portfolio turnover (a)..........    24.20%    23.85%   13.52%   13.17%    22.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  February 1,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $18.15
                                                                    ------
Investment Activities
 Net investment income..........................................      0.06
 Net realized and unrealized losses on investments..............     (1.47)
                                                                    ------
 Total from Investment Activities...............................     (1.41)
                                                                    ------
Dividends
 Net investment income..........................................     (0.07)
                                                                    ------
 Total Dividends................................................     (0.07)
                                                                    ------
Net Asset Value, End of Period..................................    $16.67
                                                                    ======
Total Return (excludes redemption charge).......................     (7.80)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $   13
Ratio of expenses to average net assets.........................      2.03%(c)
Ratio of net investment income to average net assets............      0.36%(c)
Ratio of expenses to average net assets*........................      2.16%(c)
Portfolio turnover (d)..........................................     24.20%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. Realized gains distributed prior to date of commencement.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Value Fund

 Financial Highlights, Trust Shares

 Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                     For the Year Ended September 30,
                               ------------------------------------------------
                                 2001      2000      1999      1998      1997
                               --------  --------  --------  --------  --------
Net Asset Value, Beginning of
 Period......................  $  18.60  $  19.64  $  18.52  $  20.02  $  15.34
                               --------  --------  --------  --------  --------
Investment Activities
 Net investment income.......      0.26      0.54      0.30      0.28      0.30
 Net realized and unrealized
  gains (losses) on
  investments................     (0.89)     0.55      1.93     (0.17)     5.31
                               --------  --------  --------  --------  --------
 Total from Investment
  Activities.................     (0.63)     1.09      2.23      0.11      5.61
                               --------  --------  --------  --------  --------
Dividends
 Net investment income.......     (0.26)    (0.54)    (0.30)    (0.28)    (0.30)
 Net realized gains..........     (0.89)    (1.59)    (0.81)    (1.33)    (0.63)
                               --------  --------  --------  --------  --------
 Total Dividends.............     (1.15)    (2.13)    (1.11)    (1.61)    (0.93)
                               --------  --------  --------  --------  --------
Net Asset Value, End of
 Period......................  $  16.82  $  18.60  $  19.64  $  18.52  $  20.02
                               ========  ========  ========  ========  ========
Total Return.................    (3.53)%     5.89%    11.89%     0.35%    38.13%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000).......................  $360,847  $333,567  $379,321  $348,613  $308,984
Ratio of expenses to average
 net assets..................      0.99%     0.92%     0.84%     0.85%     0.84%
Ratio of net investment
 income to average net
 assets......................      1.48%     2.90%     1.47%     1.43%     1.77%
Ratio of expenses to average
 net assets*.................      1.13%     1.10%     1.09%     1.09%     1.08%
Portfolio turnover (a).......     24.20%    23.85%    13.52%    13.17%    22.66%

*During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.


              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Large Company Growth Fund                                     September 30, 2001

 Common Stocks (92.6%):

                                                            Shares     Value
                                                            ------- ------------
Analytical Instruments (0.4%):
Waters Corp. (b)...........................................  20,000 $    715,400
                                                                    ------------
Banking & Finance (3.4%):
Citigroup, Inc. ...........................................  43,000    1,741,500
Fifth Third Bancorp........................................  40,000    2,459,200
SEI Investments Co. .......................................  55,000    1,760,000
                                                                    ------------
                                                                       5,960,700
                                                                    ------------
Beverages (3.3%):
Anheuser-Busch Cos. .......................................  70,000    2,931,600
PepsiCo, Inc. .............................................  60,000    2,910,000
                                                                    ------------
                                                                       5,841,600
                                                                    ------------
Business Services (2.9%):
DST Systems, Inc. (b)......................................  55,000    2,378,750
Paychex, Inc. .............................................  85,000    2,678,350
                                                                    ------------
                                                                       5,057,100
                                                                    ------------
Computers (14.2%):
Cisco Systems, Inc. (b).................................... 272,000    3,312,960
Dell Computer Corp. (b)....................................  83,000    1,537,990
EMC Corp. (b).............................................. 106,900    1,256,075
First Data Corp. ..........................................  40,000    2,330,400
IBM Corp. .................................................  36,500    3,368,950
Lexmark International Group, Inc. (b)......................  61,000    2,727,310
Microsoft Corp. (b)........................................  80,000    4,093,600
Oracle Corp. (b)........................................... 297,400    3,741,292
PeopleSoft, Inc. (b).......................................  75,000    1,353,000
Sun Microsystems, Inc. (b)................................. 171,000    1,414,170
                                                                    ------------
                                                                      25,135,747
                                                                    ------------
Consumer Goods & Services (2.3%):
Kimberly-Clark Corp. ......................................  30,000    1,860,000
Procter & Gamble Co. ......................................  30,000    2,183,700
                                                                    ------------
                                                                       4,043,700
                                                                    ------------
Diversified Products (2.2%):
General Electric Co. ...................................... 103,200    3,839,040
                                                                    ------------
E-Commerce & Services (1.1%):
eBay, Inc. (b).............................................  41,000    1,875,750
                                                                    ------------
Electronic Components (2.8%):
Intel Corp. ............................................... 159,000    3,249,960
Solectron Corp. (b)........................................ 147,000    1,712,550
                                                                    ------------
                                                                       4,962,510
                                                                    ------------
Electronic Components -- Semiconductors (0.8%):
Maxim Integrated Products, Inc. (b)........................  40,000    1,397,600
                                                                    ------------
Electronics (1.1%):
Linear Technology Corp. ...................................  57,800    1,895,840
                                                                    ------------
Financial Services (5.2%):
Concord EFS, Inc. (b)......................................  60,000    2,937,000
Fannie Mae.................................................  33,000    2,641,980
Freddie Mac................................................  22,000    1,430,000
Washington Mutual, Inc. ...................................  55,000    2,116,400
                                                                    ------------
                                                                       9,125,380
                                                                    ------------
Food & Related (1.7%):
Sysco Corp. ............................................... 120,000    3,064,800
                                                                    ------------

 Common Stocks, continued

                                                            Shares     Value
                                                            ------- ------------
Health Care (4.5%):
HCA, Inc. .................................................  45,000 $  1,993,950
Tenet Healthcare Corp. (b).................................  51,000    3,042,150
UnitedHealth Group, Inc. ..................................  45,500    3,025,750
                                                                    ------------
                                                                       8,061,850
                                                                    ------------
Insurance (1.1%):
American International Group, Inc. ........................  26,000    2,028,000
                                                                    ------------
Leisure Time Industries (0.7%):
Harley-Davidson, Inc. .....................................  30,000    1,215,000
                                                                    ------------
Manufacturing (3.0%):
Honeywell International, Inc. .............................  38,000    1,003,200
Tyco International Ltd. ...................................  96,000    4,368,000
                                                                    ------------
                                                                       5,371,200
                                                                    ------------
Media (1.2%):
AOL Time Warner (b)........................................  62,000    2,052,200
                                                                    ------------
Medical Equipment & Supplies (9.2%):
Baxter International, Inc. ................................  93,000    5,119,650
Genzyme Corp. (b)..........................................  36,000    1,635,120
Johnson & Johnson..........................................  48,000    2,659,200
Medtronic, Inc. ...........................................  56,000    2,436,000
Quest Diagnostics, Inc. (b)................................  42,000    2,591,400
Stryker Corp. .............................................  35,700    1,888,530
                                                                    ------------
                                                                      16,329,900
                                                                    ------------
Pharmaceuticals (17.6%):
Abbott Laboratories........................................  57,000    2,955,450
Amgen, Inc. (b)............................................  40,500    2,380,185
Bristol-Myers Squibb Co. ..................................  32,000    1,777,920
Cardinal Health, Inc.......................................  70,000    5,176,500
Forest Laboratories, Inc. (b)..............................  34,000    2,452,760
King Pharmaceuticals, Inc. (b).............................  82,000    3,439,900
Lilly (Eli) & Co. .........................................  33,000    2,663,100
MedImmune, Inc. (b)........................................  45,000    1,603,350
Merck & Co., Inc. .........................................  42,000    2,797,200
Pfizer, Inc. .............................................. 101,850    4,084,185
Watson Pharmaceuticals, Inc. (b)...........................  32,000    1,750,720
                                                                    ------------
                                                                      31,081,270
                                                                    ------------
Retail (3.9%):
Bed Bath & Beyond, Inc. (b)................................  33,000      840,180
Target Corp. ..............................................  55,000    1,746,250
Wal-Mart Stores, Inc. .....................................  87,550    4,333,725
                                                                    ------------
                                                                       6,920,155
                                                                    ------------
Retail -- Specialty Stores (5.5%):
Best Buy, Inc. (b).........................................  67,000    3,045,150
Home Depot, Inc. ..........................................  60,000    2,302,200
Lowe's Cos., Inc. .........................................  80,000    2,532,000
TJX Cos., Inc. ............................................  60,000    1,974,000
                                                                    ------------
                                                                       9,853,350
                                                                    ------------
Telecommunication -- Equipment (3.1%):
Qualcomm, Inc. (b).........................................  43,000    2,044,220
Scientific-Atlanta, Inc....................................  85,000    1,491,750
Verizon Communications, Inc................................  37,000    2,002,070
                                                                    ------------
                                                                       5,538,040
                                                                    ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Large Company Growth Fund                                     September 30, 2001

 Common Stocks, continued

                                                         Shares      Value
                                                        --------- ------------
Utilities -- Telephone (1.4%):
SBC Communications, Inc................................    52,000 $  2,450,240
                                                                  ------------
TOTAL COMMON STOCKS....................................            163,816,372
                                                                  ------------

 Investment Companies (7.4%):

Dreyfus Government Cash Management Money Market Fund... 7,552,399    7,552,399
Dreyfus Treasury Cash Management Money Market Fund..... 5,489,561    5,489,561
                                                                  ------------
TOTAL INVESTMENT COMPANIES.............................             13,041,960
                                                                  ------------
TOTAL INVESTMENTS
 (Cost $181,772,627) (a) -- 100.0%.....................            176,858,332
Liabilities in excess of other
 assets -- 0.0%........................................                (13,479)
                                                                  ------------
NET ASSETS -- 100.0%...................................           $176,844,853
                                                                  ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $2,482,118. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation........................................ $ 17,529,614
  Unrealized depreciation........................................  (24,926,027)
                                                                  ------------
  Net unrealized depreciation.................................... $ (7,396,413)
                                                                  ============

(b) Represents non-income producing securities.


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value** (Cost $181,772,627).......................  $176,858,332
Interest and dividends receivable.................................        78,670
Receivable for capital shares issued..............................        38,550
Collateral for securities loaned..................................    51,072,072
Receivable for investments sold...................................     1,038,590
Prepaid expenses..................................................         3,431
                                                                    ------------
 Total Assets.....................................................   229,089,645
                                                                    ------------
Liabilities:
Payable for collateral received on loaned securities..............    51,072,072
Payable for investments purchased.................................       959,821
Accrued expenses and other payables:
 Investment advisory fees.........................................        88,250
 Administration, transfer agent and fund accounting fees..........         4,793
 Distribution fees................................................        16,124
 Other............................................................       103,732
                                                                    ------------
 Total Liabilities................................................    52,244,792
                                                                    ------------
Net Assets:
Capital...........................................................   216,376,421
Dividends in excess of net investment income......................        (3,721)
Net realized losses on investments................................   (34,613,552)
Net unrealized depreciation on investments........................    (4,914,295)
                                                                    ------------
Net Assets........................................................  $176,844,853
                                                                    ============
Net Assets
 Class A Shares...................................................  $  8,146,186
 Class B Shares...................................................    17,089,137
 Class C Shares...................................................         8,225
 Trust Shares.....................................................   151,601,305
                                                                    ------------
 Total............................................................  $176,844,853
                                                                    ============
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................       998,102
 Class B Shares...................................................     2,155,136
 Class C Shares...................................................         1,036
 Trust Shares.....................................................    18,415,700
                                                                    ------------
 Total............................................................    21,569,974
                                                                    ============
Net asset value
 Class A Shares -- redemption price per share.....................  $       8.16
 Class B Shares -- offering price and redemption price* per
  share...........................................................          7.93
 Class C Shares -- offering price and redemption price* per
  share...........................................................          7.94
 Trust Shares -- offering and redemption price per share..........          8.23
                                                                    ============
Maximum Sales Charge -- Class A Shares............................          5.75%
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $       8.66
                                                                    ============

* Redemption price per share varies by length of time shares are held. ** Includes securities on loan of $50,235,109.
 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Dividend......................................................... $  1,424,228
Interest.........................................................        9,339
Income from securities lending...................................       64,266
                                                                  ------------
 Total Investment Income.........................................    1,497,833
                                                                  ------------
Expenses:
Investment advisory fees.........................................    1,385,921
Administration, transfer agent and fund accounting fees..........      709,447
Distribution fees -- Class A Shares..............................       52,935
Distribution fees -- Class B Shares..............................      222,569
Distribution fees -- Class C Shares..............................           45
Custodian fees...................................................       32,661
Other............................................................      102,512
                                                                  ------------
 Total expenses before waivers...................................    2,506,090
 Less expenses waived by the Investment Advisor..................     (262,200)
 Less expenses waived by the Administrator and its affiliates....      (26,467)
                                                                  ------------
 Total Expenses..................................................    2,217,423
                                                                  ------------
Net Investment Loss..............................................     (719,590)
                                                                  ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments...............................  (34,613,552)
Change in unrealized appreciation/depreciation on investments....  (58,315,381)
                                                                  ------------
Net realized/unrealized losses on investments....................  (92,928,933)
                                                                  ------------
Change in net assets resulting from operations................... $(93,648,523)
                                                                  ============


              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Statements of Changes in Net Assets

                                                      For the        For the
                                                    Year Ended     Year Ended
                                                   September 30,  September 30,
                                                       2001           2000
                                                   -------------  -------------
From Investment Activities:
Operations:
 Net investment loss.............................  $   (719,590)  $   (527,250)
 Net realized gains (losses) on investments......   (34,613,552)    14,429,993
 Change in unrealized appreciation/depreciation
  on investments.................................   (58,315,381)    18,005,829
                                                   ------------   ------------
Change in net assets resulting from operations...   (93,648,523)    31,908,572
                                                   ------------   ------------
Dividends to Class A Shareholders:
 Net realized gains from investments.............      (905,000)      (386,187)
Dividends to Class B Shareholders:
 Net realized gains from investments.............    (1,894,849)      (835,887)
Dividends to Trust Class Shareholders:
 Net realized gains from investments.............   (10,166,255)    (5,750,383)
                                                   ------------   ------------
Change in net assets from shareholder dividends..   (12,966,104)    (6,972,457)
                                                   ------------   ------------
Capital Transactions:
Change in net assets from capital transactions...    97,593,223     52,094,426
                                                   ------------   ------------
Change in net assets.............................    (9,021,404)    77,030,541
Net Assets:
 Beginning of period.............................   185,866,257    108,835,716
                                                   ------------   ------------
 End of period...................................  $176,844,853   $185,866,257
                                                   ============   ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                       For the Year Ended        October 3,
                                          September 30,            1997 to
                                     -------------------------  September 30,
                                       2001     2000     1999     1998 (a)
                                     --------  -------  ------  -------------
Net Asset Value, Beginning of
 Period............................. $  14.75  $ 11.96  $ 9.62     $ 10.00
                                     --------  -------  ------     -------
Investment Activities
 Net investment loss................    (0.05)   (0.06)  (0.04)         --
 Net realized and unrealized gains
  (losses) on investments...........    (5.56)    3.59    2.94       (0.25)
                                     --------  -------  ------     -------
 Total from Investment Activities...    (5.61)    3.53    2.90       (0.25)
                                     --------  -------  ------     -------
Dividends
 Net investment income..............       --       --      --       (0.03)
 Net realized gains.................    (0.98)   (0.74)  (0.56)         --
 In excess of net realized gains....       --       --      --       (0.10)
                                     --------  -------  ------     -------
 Total Dividends....................    (0.98)   (0.74)  (0.56)      (0.13)
                                     --------  -------  ------     -------
Net Asset Value, End of Period...... $   8.16  $ 14.75  $11.96     $  9.62
                                     ========  =======  ======     =======
Total Return (excludes sales
 charge)............................  (40.36)%   30.08%  30.93%      (2.54)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..... $  8,146  $13,156  $5,912     $ 1,938
Ratio of expenses to average net
 assets.............................     1.30%    1.24%   1.22%       1.39%(c)
Ratio of net investment loss to
 average net assets.................   (0.48)%  (0.43)% (0.34)%      (0.04)%(c)
Ratio of expenses to average net
 assets*............................     1.69%    1.66%   1.71%       1.87%(c)
Portfolio turnover (d)..............    96.41%   76.76%  67.59%     108.36%(b)

* During the period, certain fees were voluntarily reduced. If such fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                     For the Year Ended           October 3,
                                        September 30,               1997 to
                                   ---------------------------   September 30,
                                    2001      2000      1999       1998 (a)
                                   -------   -------   -------   -------------
Net Asset Value, Beginning of
 Period........................... $ 14.47   $ 11.82   $  9.58      $10.00
                                   -------   -------   -------      ------
Investment Activities
 Net investment loss..............   (0.11)    (0.17)    (0.12)      (0.02)
 Net realized and unrealized gains
  (losses) on investments.........   (5.45)     3.56      2.92       (0.29)
                                   -------   -------   -------      ------
 Total from Investment
  Activities......................   (5.56)     3.39      2.80       (0.31)
                                   -------   -------   -------      ------
Dividends
 Net investment income............      --        --        --       (0.01)
 Net realized gains...............   (0.98)    (0.74)    (0.56)         --
 In excess of net realized gains..      --        --        --       (0.10)
                                   -------   -------   -------      ------
 Total Dividends..................   (0.98)    (0.74)    (0.56)      (0.11)
                                   -------   -------   -------      ------
Net Asset Value, End of Period.... $  7.93   $ 14.47   $ 11.82      $ 9.58
                                   =======   =======   =======      ======
Total Return (excludes redemption
 charge)..........................  (40.82)%   29.22%    29.97%      (3.13)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)... $17,089   $27,172   $12,289      $3,985
Ratio of expenses to average net
 assets...........................    2.05%     1.99%     1.97%       2.14%(c)
Ratio of net investment loss to
 average net assets...............   (1.24)%   (1.18)%   (1.08)%     (0.78)%(c)
Ratio of expenses to average net
 assets*..........................    2.19%     2.16%     2.21%       2.37%(c)
Portfolio turnover (d)............   96.41%    76.76%    67.59%     108.36%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  February 1,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $ 11.75
                                                                    -------
Investment Activities
 Net investment loss............................................      (0.06)
 Net realized and unrealized losses on investments..............      (3.75)
                                                                    -------
 Total from Investment Activities...............................      (3.81)
                                                                    -------
Net Asset Value, End of Period..................................    $  7.94
                                                                    =======
Total Return (excludes redemption charge).......................     (32.43)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $     8
Ratio of expenses to average net assets.........................       2.04%(c)
Ratio of net investment loss to average net assets..............      (1.34)%(c)
Ratio of expenses to average net assets*........................       2.18%(c)
Portfolio turnover (d)..........................................      96.41%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Large Company Growth Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                    For the Year Ended           October 3,
                                       September 30,               1997 to
                                 ----------------------------   September 30,
                                   2001      2000      1999       1998 (a)
                                 --------  --------   -------   -------------
Net Asset Value, Beginning of
 Period........................  $  14.84  $  11.99   $  9.63      $ 10.00
                                 --------  --------   -------      -------
Investment Activities
 Net investment income (loss)..     (0.03)    (0.03)    (0.01)        0.04
 Net realized and unrealized
  gains (losses) on
  investments..................     (5.60)     3.62      2.93        (0.27)
                                 --------  --------   -------      -------
 Total from Investment
  Activities...................     (5.63)     3.59      2.92        (0.23)
                                 --------  --------   -------      -------
Dividends
 Net investment income.........        --        --        --        (0.04)
 Net realized gains............     (0.98)    (0.74)    (0.56)       (0.10)
                                 --------  --------   -------      -------
 Total Dividends...............     (0.98)    (0.74)    (0.56)       (0.14)
                                 --------  --------   -------      -------
Net Asset Value, End of
 Period........................  $   8.23  $  14.84   $ 11.99      $  9.63
                                 ========  ========   =======      =======
Total Return...................   (40.24)%    30.52%    31.15%       (2.33)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period
 (000).........................  $151,601  $145,538   $90,635      $50,975
Ratio of expenses to average
 net assets....................      1.05%     0.99%     0.98%        1.06%(c)
Ratio of net investment income
 (loss) to average net assets..    (0.25)%    (0.18)%   (0.08)%       0.41%(c)
Ratio of expenses to average
 net assets*...................      1.19%     1.16%     1.22%        1.30%(c)
Portfolio turnover (d).........     96.41%    76.76%    67.59%      108.36%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Mid Cap Value Fund (d)                                        September 30, 2001

 Common Stocks (94.5%):

                                                           Shares      Value
                                                         ---------- -----------

Aerospace/Defense (5.7%):
General Dynamics Corp. .................................     13,000 $ 1,148,160
Goodrich Corp. .........................................     40,000     779,200
Northrop Grumman Corp. .................................     15,000   1,515,000
Parker-Hannifin Corp. ..................................     30,000   1,029,000
                                                                    -----------
                                                                      4,471,360
                                                                    -----------
Automobiles & Trucks (0.8%):
TRW, Inc. ..............................................     20,000     596,400
                                                                    -----------
Banking & Finance (6.9%):
AmSouth Bancorp. .......................................     30,000     542,100
Commerce Bancshares, Inc. ..............................     30,000   1,128,600
Compass Bancshares, Inc. ...............................     45,000   1,171,350
Mercantile Bankshares Corp. ............................     26,000   1,032,200
Peoples Bancorp, Inc. ..................................      2,750      55,688
SunTrust Banks, Inc. ...................................     22,000   1,465,200
                                                                    -----------
                                                                      5,395,138
                                                                    -----------
Building/Construction Products (0.7%):
Martin Marietta Materials, Inc. ........................     15,000     586,650
                                                                    -----------
Chemicals (0.7%):
Albemarle Corp. ........................................     30,000     567,000
                                                                    -----------
Commercial Services (3.8%):
Banta Corp. ............................................     20,000     557,400
Quanta Services, Inc. (b)...............................     35,000     498,750
Rayonier, Inc. .........................................     26,500   1,072,455
Viad Corp. .............................................     28,000     537,040
Wireless Facilities, Inc. (b)...........................     66,000     295,020
                                                                    -----------
                                                                      2,960,665
                                                                    -----------
Computers (1.1%):
Electronic Data Systems Corp. ..........................     15,000     863,700
                                                                    -----------
Consumer Goods & Services (1.1%):
American Greetings Corp. ...............................     66,000     873,840
                                                                    -----------
Containers (0.4%):
Sonoco Products Co. ....................................     15,000     352,500
                                                                    -----------
Distribution/Wholesale (2.0%):
Genuine Parts Co. ......................................     50,000   1,593,000
                                                                    -----------
Diversified Products (1.4%):
E.I. duPont de Nemours and Co. .........................     30,000   1,125,600
                                                                    -----------
Electronic Components (2.3%):
American Power Conversion Corp. (b).....................     30,000     350,400
Avnet, Inc. ............................................     40,000     727,600
National Semiconductor Corp. (b)........................     35,000     771,750
                                                                    -----------
                                                                      1,849,750
                                                                    -----------
Financial Services (0.9%):
Edwards (A.G.), Inc. ...................................     20,000     702,200
                                                                    -----------
Food & Related (2.4%):
Heinz (H.J.) Co.........................................     20,000     843,000
SUPERVALU, Inc..........................................     50,000   1,011,500
                                                                    -----------
                                                                      1,854,500
                                                                    -----------
Health Care Cost Containment (2.4%):
McKesson Corp...........................................     50,000   1,889,500
                                                                    -----------

 Common Stocks, continued

                                                           Shares      Value
                                                         ---------- -----------

Insurance (6.8%):
Erie Indemnity Co. .....................................     15,000 $   593,250
First American Corp. ...................................     40,000     810,000
Jefferson-Pilot Corp....................................     55,000   2,446,400
St. Paul Companies, Inc. ...............................     17,000     700,740
UnumProvident Corp......................................     31,000     782,750
                                                                    -----------
                                                                      5,333,140
                                                                    -----------
Manufacturing (8.2%):
Griffon Corp. (b).......................................     55,000     671,000
Honeywell International, Inc. ..........................     25,000     660,000
Ingersoll-Rand Co.......................................     30,000   1,014,000
Lincoln Electric Holdings, Inc..........................     50,000   1,101,000
SPX Corp. (b)...........................................     17,000   1,409,299
Timken Co...............................................     42,000     575,400
Worthington Industries, Inc. ...........................     98,000   1,102,500
                                                                    -----------
                                                                      6,533,199
                                                                    -----------
Media (7.0%):
Cox Communications, Inc. (b)............................     32,000   1,336,000
Knight-Ridder, Inc. ....................................     20,000   1,117,000
McGraw-Hill Companies, Inc. ............................     25,000   1,455,000
Media General, Inc. -- Class A..........................     15,000     650,400
Tribune Co..............................................     30,000     942,000
                                                                    -----------
                                                                      5,500,400
                                                                    -----------
Medical Instruments (2.4%):
Arrow International, Inc. ..............................     12,000     447,600
Becton, Dickinson & Co..................................     40,000   1,480,000
                                                                    -----------
                                                                      1,927,600
                                                                    -----------
Oil & Gas Exploration Products & Services (6.9%):
Burlington Resources, Inc. .............................     25,000     855,250
Kerr-McGee Corp.........................................     33,000   1,713,030
Murphy Oil Corp. .......................................     10,000     723,600
Ocean Energy, Inc. .....................................     30,000     489,000
Piedmont Natural Gas Company, Inc. .....................     17,000     529,380
Pioneer Natural Resources Co. (b).......................     40,000     569,200
Tidewater, Inc. ........................................     20,000     533,800
                                                                    -----------
                                                                      5,413,260
                                                                    -----------
Petroleum (3.7%):
EOG Resources, Inc......................................     16,000     462,880
Hanover Compressor Co. (b)..............................     20,000     432,800
Praxair, Inc............................................     23,000     966,000
Sunoco, Inc. ...........................................     30,000   1,068,000
                                                                    -----------
                                                                      2,929,680
                                                                    -----------
Pharmaceuticals (3.4%):
Alpharma, Inc. -- Class A...............................     30,000     864,000
Mylan Laboratories, Inc. ...............................     30,000     978,600
Watson Pharmaceuticals, Inc. (b)........................     15,000     820,650
                                                                    -----------
                                                                      2,663,250
                                                                    -----------
Photographic Equipment and Supplies (0.7%):
Eastman Kodak Co........................................     16,500     536,745
                                                                    -----------
Real Estate Investment Trusts (4.8%):
Equity Inns, Inc........................................     70,000     503,300
Gables Residential Trust................................     15,000     459,900
Host Marriott Corp......................................     60,000     423,000

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Mid Cap Value Fund (d)                                        September 30, 2001

 Common Stocks, continued

                                                           Shares      Value
                                                         ---------- -----------

Real Estate Investment Trusts, continued
Post Properties, Inc....................................     13,000 $   482,040
ProLogis Trust..........................................     25,000     527,500
Sovran Self Storage, Inc. ..............................     50,000   1,380,000
                                                                    -----------
                                                                      3,775,740
                                                                    -----------
Retail (2.0%):
Circuit City Group......................................     60,000     720,000
Longs Drug Stores Corp..................................     30,000     816,000
                                                                    -----------
                                                                      1,536,000
                                                                    -----------
Telecommunications (4.0%):
ALLTEL Corp.............................................     20,000   1,159,000
Andrew Corp. (b)........................................     40,000     727,200
Corning, Inc............................................     70,000     617,400
Harmonic, Inc. (b)......................................     80,000     648,000
                                                                    -----------
                                                                      3,151,600
                                                                    -----------
Tobacco (1.4%):
UST, Inc................................................     33,000   1,095,600
                                                                    -----------
Transportation Services (0.7%):
Burlington Northern Santa Fe Corp. .....................     22,000     588,500
                                                                    -----------
Utilities (6.7%):
Allegheny Energy, Inc...................................     14,000     513,800
Alliant Energy Corp.....................................     28,000     876,400
Avista Corp. ...........................................     30,000     408,000
DQE, Inc................................................     35,000     673,400
Montana Power Co........................................     80,000     420,000
National Fuel Gas Co....................................     35,000     806,050
New Jersey Resources Corp...............................     10,000     442,100
NiSource, Inc...........................................     30,000     699,300
Northwest Natural Gas Co. ..............................     20,000     467,800
                                                                    -----------
                                                                      5,306,850
                                                                    -----------
Water Supply (3.2%):
American States Water Co................................     25,000     925,000
American Water Works Company, Inc. .....................     40,000   1,580,000
                                                                    -----------
                                                                      2,505,000
                                                                    -----------
TOTAL COMMON STOCKS.....................................             74,478,367
                                                                    -----------

 Investment Companies (8.4%):

                                                        Shares or
                                                        Principal
                                                          Amount      Value
                                                        ---------- -----------

Dreyfus Cash Management Money Market Fund..............  3,403,064 $ 3,403,064
Dreyfus Government Cash Management Money Market Fund...  3,175,208   3,175,208
                                                                   -----------
TOTAL INVESTMENT COMPANIES.............................              6,578,272
                                                                   -----------

 U.S. Treasury Bill (1.3%):

2.69%, 10/04/01 (c).................................... $1,000,000     999,771
                                                                   -----------
TOTAL INVESTMENTS
 (Cost $78,310,519) (a) -- 104.2%......................             82,056,410
Liabilities in excess of other
 assets -- (4.2)%......................................             (3,331,662)
                                                                   -----------
NET ASSETS -- 100.0%...................................            $78,724,748
                                                                   ===========

---------
(a) Represents cost for federal income tax purposes and financial reporting and differs from value by net unrealized appreciation of securities as follows:

  Unrealized appreciation.......................................... $10,047,274
  Unrealized depreciation..........................................  (6,301,383)
                                                                    -----------
  Net unrealized appreciation...................................... $ 3,745,891
                                                                    ===========

(b)  Represents non-income producing securities.
(c)  Rate presented indicates the effective yield at the time of purchase.
(d)  Formerly OVB Equity Income Portfolio.

              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund (a)


 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $78,310,519)..........................  $82,056,410
Interest and dividends receivable.................................      217,520
Receivable for capital shares issued..............................           94
Receivable for investments sold...................................      951,462
Prepaid expenses..................................................        1,826
                                                                    -----------
 Total Assets.....................................................   83,227,312
                                                                    -----------
Liabilities:
Dividends payable.................................................      203,254
Payable for investments purchased.................................    4,240,056
Accrued expenses and other payables:
 Investment advisory fees.........................................       25,812
 Administration, transfer agent and fund accounting fees..........        2,125
 Distribution fees................................................        1,018
 Other............................................................       30,299
                                                                    -----------
 Total Liabilities................................................    4,502,564
                                                                    -----------
Net Assets:
Capital...........................................................   68,135,517
Dividends in excess of net investment income......................       (2,395)
Net realized gains on investments.................................    6,845,735
Net unrealized appreciation on investments........................    3,745,891
                                                                    -----------
Net Assets........................................................  $78,724,748
                                                                    -----------
Net Assets
 Class A Shares...................................................  $ 4,554,482
 Class B Shares...................................................       99,155
 Class C Shares...................................................          918
 Trust Shares.....................................................   74,070,193
                                                                    -----------
 Total............................................................  $78,724,748
                                                                    -----------
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................      347,131
 Class B Shares...................................................        7,570
 Class C Shares...................................................           70
 Trust Shares.....................................................    5,646,393
                                                                    -----------
 Total............................................................    6,001,164
                                                                    -----------
Net asset value
 Class A Shares -- redemption price per share.....................  $     13.12
 Class B Shares -- offering price and redemption price* per
  share...........................................................        13.10
 Class C Shares -- offering price and redemption price* per
  share...........................................................        13.11
 Trust Shares -- offering and redemption price per share..........        13.12
                                                                    ===========
Maximum Sales Charge -- Class A Shares............................         5.75%
                                                                    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $     13.92
                                                                    ===========

* Redemption price per share varies by length of time shares are held. Statements of Operations

                                                         For the      For the
                                                      Period Ended  Year Ended
                                                      September 30, January 31,
                                                        2001 (b)       2001
                                                      ------------- -----------
                                                                    (Amounts in
                                                                    thousands)
Investment Income:
Dividend.............................................  $ 1,084,993    $ 1,669
Interest.............................................      142,311        211
                                                       -----------    -------
 Total Investment Income.............................    1,227,304      1,880
                                                       -----------    -------
Expenses:
Investment advisory fees.............................      338,140        505
Administration, transfer agent and fund accounting
 fees................................................      136,566        181
Distribution fees -- Class A Shares..................        8,636         14
Distribution fees -- Class B Shares..................           57         --
Distribution fees -- Class C Shares..................            2         --
Custodian fees.......................................        5,545          5
Other................................................       33,169         70
                                                       -----------    -------
 Total expenses before waivers.......................      522,115        775
 Less expenses waived by the Investment Advisor......      (82,803)      (106)
                                                       -----------    -------
 Net Expenses........................................      439,312        669
                                                       -----------    -------
Net Investment Income................................      787,992      1,211
                                                       -----------    -------
Realized/Unrealized Gains (Losses) on Investments:
Net realized gains on investments....................      105,469     10,322
Change in unrealized appreciation/depreciation on
 investments.........................................   (6,847,883)    (5,515)
                                                       -----------    -------
Net realized/unrealized gains (losses) on
 investments.........................................   (6,742,414)     4,807
                                                       -----------    -------
Change in net assets resulting from operations.......  $(5,954,422)   $ 6,018
                                                       ===========    =======

(a)  Formerly OVB Equity Income Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30.

              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund (a)

 Statements of Changes in Net Assets

                                             For the      For the     For the
                                          Period Ended  Year Ended  Year Ended
                                          September 30, January 31, January 31,
                                            2001 (b)       2001        2000
                                          ------------- ----------- -----------
                                                        (Amounts in thousands)
From Investment Activities:
Operations:
 Net investment income...................  $   787,992    $ 1,211     $ 1,110
 Net realized gains on investments.......      105,469     10,322         942
 Change in unrealized
  appreciation/depreciation on
  investments............................   (6,847,883)    (5,515)      3,557
                                           -----------    -------     -------
Change in net assets resulting from
 operations..............................   (5,954,422)     6,018       5,609
                                           -----------    -------     -------
Dividends to Class A Shareholders:
 Net investment income...................      (49,449)       (84)        (80)
 Net realized gains from investments.....           --       (307)       (118)
Dividends to Class B Shareholders:
 Net investment income...................         (258)        --          --
Dividends to Class C Shareholders:
 Net investment income...................           (6)        --          --
Dividends to Trust Class Shareholders:
 Net investment income...................     (756,059)    (1,107)       (994)
 Net realized gains from investments.....           --     (3,485)     (1,211)
                                           -----------    -------     -------
Change in net assets from shareholder
 dividends...............................     (805,772)    (4,983)     (2,403)
                                           -----------    -------     -------
Capital Transactions:
Change in net assets from capital
 transactions............................   15,371,261        251       7,321
                                           -----------    -------     -------
Change in net assets.....................    8,611,067      1,286      10,527
Net Assets:
 Beginning of period.....................   70,113,681     68,828      58,301
                                           -----------    -------     -------
 End of period...........................  $78,724,748    $70,114     $68,828
                                           ===========    =======     =======

(a)  Formerly the OVB Equity Income Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30.

              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund (a)

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                           February 1,    For the Year Ended January       August 2,
                             2001 to                  31,                   1996 to
                          September 30,   ------------------------------  January 31,
                            2001 (b)       2001    2000    1999    1998    1997 (f)
                          -------------   ------  ------  ------  ------  -----------
Net Asset Value,
 Beginning of Period....     $14.26       $14.10  $13.44  $12.62  $11.24    $10.00
                             ------       ------  ------  ------  ------    ------
Investment Activities
 Net investment income..       0.15         0.22    0.24    0.22    0.23      0.15
 Net realized and
  unrealized gains
  (losses) on
  investments...........      (1.15)        0.94    0.89    1.54    1.79      1.24
                             ------       ------  ------  ------  ------    ------
 Total from Investment
  Activities............      (1.00)        1.16    1.13    1.76    2.02      1.39
                             ------       ------  ------  ------  ------    ------
Dividends
 Net investment income..      (0.14)       (0.21)  (0.19)  (0.24)  (0.25)    (0.15)
 Net realized gains.....         --        (0.79)  (0.28)  (0.70)  (0.39)       --
                             ------       ------  ------  ------  ------    ------
 Total Dividends........      (0.14)       (1.00)  (0.47)  (0.94)  (0.64)    (0.15)
                             ------       ------  ------  ------  ------    ------
Net Asset Value, End of
 Period.................     $13.12       $14.26  $14.10  $13.44  $12.62    $11.24
                             ======       ======  ======  ======  ======    ======
Total Return (excludes
 sales charge)..........      (7.09)%(c)    8.76%   8.23%  14.43%  18.07%    13.98%(c)
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........     $4,554       $5,691  $5,965  $6,206  $3,678    $1,504
Ratio of expenses to
 average net assets.....       1.20%(d)     1.21%   1.21%   1.21%   1.36%     1.45%(d)
Ratio of net investment
 income to average net
 assets.................       1.45%(d)     1.54%   1.39%   1.72%   2.01%     3.02%(d)
Ratio of expenses to
 average net assets*....       1.37%(d)     1.36%   1.32%   1.34%   1.40%     1.50%(d)
Portfolio turnover (e)..      27.04%(c)    59.00%  15.00%  47.00%  68.00%    10.00%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the OVB Equity Income Portfolio. Effective November 30, 2000, the investment adviser changed from One Valley Bank to BB&T.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30.
(c)  Not annualized.
(d)  Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)  Period from commencement of operations.

              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund (e)

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   July 25,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $14.14
                                                                    ------
Investment Activities
 Net investment income..........................................      0.03
 Net realized and unrealized losses on investments..............     (1.02)
                                                                    ------
 Total from Investment Activities...............................      (.99)
                                                                    ------
Dividends
 Net investment income..........................................     (0.05)
                                                                    ------
 Total Dividends................................................     (0.05)
                                                                    ------
Net Asset Value, End of Period..................................    $13.10
                                                                    ======
Total Return (excludes redemption charge).......................     (6.56)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $   99
Ratio of expenses to average net assets.........................      1.87%(c)
Ratio of net investment income to average net assets............      2.22%(c)
Ratio of net investment income to average net assets *..........      2.21%(c)
Portfolio turnover (d)..........................................     27.04%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e) Formerly the OVB Equity Income Portfolio.

              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund (f)

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                   July 25,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $14.14
                                                                    ------
Investment Activities
 Net investment income..........................................      0.03(b)
 Net realized and unrealized losses on investments..............     (1.03)
                                                                    ------
 Total from Investment Activities...............................     (1.00)
                                                                    ------
Dividends
 Net investment income..........................................     (0.03)
                                                                    ------
 Total Dividends................................................     (0.03)
                                                                    ------
Net Asset Value, End of Period..................................    $13.11
                                                                    ======
Total Return (excludes redemption charge).......................     (7.07)%(c)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $    1
Ratio of expenses to average net assets.........................      2.15%(d)
Ratio of net investment income to average net assets............      1.08%(d)
Ratio of expenses to average net assets*........................      2.52%(d)
Portfolio turnover (e)..........................................     27.04%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b) Per share net investment income has been calculated using the daily average shares method.
(c)  Not annualized.
(d)  Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f) Formerly the OVB Equity Income Portfolio.

              See accompanying notes to the financial statements.

BB&T FUNDS
Mid Cap Value Fund (a)

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                           February 1,                                        August 2,
                             2001 to     For the Year Ended January 31,        1996 to
                          September 30,  ----------------------------------  January 31,
                            2001 (b)      2001     2000     1999     1998     1997 (f)
                          -------------  -------  -------  -------  -------  -----------
Net Asset Value,
 Beginning of Period....     $ 14.26     $ 14.10  $ 13.44  $ 12.62  $ 11.23     $10.00
                             -------     -------  -------  -------  -------    -------
Investment Activities
 Net investment income..        0.15        0.25     0.23     0.27     0.27       0.16
 Net realized and
  unrealized gains
  (losses) on
  investments...........       (1.13)       0.95     0.93     1.52     1.78       1.23
                             -------     -------  -------  -------  -------    -------
 Total from Investment
  Activities............       (0.98)       1.20     1.16     1.79     2.05       1.39
                             -------     -------  -------  -------  -------    -------
Dividends
 Net investment income..       (0.16)      (0.25)   (0.22)   (0.27)   (0.27)     (0.16)
 Net realized gains.....          --       (0.79)   (0.28)   (0.70)   (0.39)        --
                             -------     -------  -------  -------  -------    -------
 Total Dividends........       (0.16)      (1.04)   (0.50)   (0.97)   (0.66)     (0.16)
                             -------     -------  -------  -------  -------    -------
Net Asset Value, End of
 Period.................     $ 13.12     $ 14.26  $ 14.10  $ 13.44  $ 12.62     $11.23
                             =======     =======  =======  =======  =======    =======
Total Return............      (6.93)%(c)    9.03%    8.49%   14.69%   18.44%     13.98%(c)
Ratios/Supplementary
 Data:
Net Assets, End of
 Period (000)...........     $74,070     $64,423  $62,863  $52,095  $48,076    $41,580
Ratio of expenses to
 average net assets.....        0.94%(d)    0.96%    0.96%    0.96%    1.11%      1.20%(d)
Ratio of net investment
 income to average net
 assets.................        1.75%(d)    1.79%    1.63%    1.97%    2.26%      3.27%(d)
Ratio of expenses to
 average net assets*....        1.12%(d)    1.11%    1.07%    1.09%    1.15%      1.25%(d)
Portfolio turnover (e)..       27.04%(c)   59.00%   15.00%   47.00%   68.00%     10.00%(c)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Formerly the OVB Equity Income Portfolio. Effective November 30, 2000, the investment adviser changed from One Valley Bank to BB&T.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(f)  Period from commencement of operations.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Small Company Growth Fund                                     September 30, 2001

 Common Stocks (96.6%)::

                                                          Shares      Value
                                                          -------- ------------

Aerospace/Defense (1.9%):
Alliant Techsystems, Inc. (b)............................   26,700 $  2,285,520
                                                                   ------------
Analytical Instruments (1.4%):
Bruker Daltonics, Inc. ..................................   53,696      891,354
FEI Co. (b)..............................................   35,000      761,250
                                                                   ------------
                                                                      1,652,604
                                                                   ------------
Automotive (0.5%):
Keystone Automotive Industries, Inc. (b).................   36,600      549,000
                                                                   ------------
Banking & Finance (2.9%):
IndyMac Bancorp, Inc. (b)................................   24,000      650,640
Investment Technology Group, Inc. (b)....................   50,400    2,796,696
                                                                   ------------
                                                                      3,447,336
                                                                   ------------
Beverages (0.4%):
Cott Corp. (b)...........................................   30,000      447,600
                                                                   ------------
Biotechnology (6.3%):
ArQule, Inc. (b).........................................   13,000      135,850
CuraGen Corp. (b)........................................   21,700      418,810
Integra LifeSciences Holdings (b)........................   72,200    1,994,164
InterMune, Inc. (b)......................................   20,700      791,775
Myriad Genetics, Inc. (b)................................   40,600    1,243,984
Protein Design Labs, Inc. (b)............................   20,900      987,107
Techne Corp. (b).........................................    3,200       94,176
Transkaryotic Therapies, Inc. (b)........................   67,600    1,834,664
                                                                   ------------
                                                                      7,500,530
                                                                   ------------
Business Services (0.3%):
Administaff, Inc. (b)....................................   13,300      345,800
                                                                   ------------
Collectibles (0.1%):
Action Performance Companies, Inc. (b)...................    9,481      172,649
                                                                   ------------
Commercial Services (5.3%):
F.Y.I., Inc. (b).........................................   25,200      945,504
Fair, Issac & Company, Inc. .............................   32,300    1,525,529
MAXIMUS, Inc. (b)........................................   33,500    1,330,955
Optimal Robotics Corp. -- Class A (b)....................   52,000    1,274,000
Plexus Corp. (b).........................................   54,250    1,279,215
                                                                   ------------
                                                                      6,355,203
                                                                   ------------
Computer Services (0.3%):
CACI International, Inc. -- Class A (b)..................    7,500      409,950
                                                                   ------------
Computer Software (7.1%):
Activision, Inc. (b).....................................   97,900    2,664,838
JDA Software Group, Inc. (b).............................   68,800      904,032
Liberate Technologies, Inc. (b)..........................   54,000      537,840
MSC. Software Corp. (b)..................................   46,100      742,210
THQ, Inc. (b)............................................   33,100    1,428,265
WebEx Communications, Inc. (b)...........................  106,000    2,251,440
                                                                   ------------
                                                                      8,528,625
                                                                   ------------
Computers (0.8%):
Advanced Digital Information Corp. (b)...................   25,100      258,781
Mercury Computer Systems, Inc. (b).......................   12,500      469,375
Storage Technology Corp. (b).............................   20,900      262,295
                                                                   ------------
                                                                        990,451
                                                                   ------------

 Common Stocks, continued

                                                          Shares      Value
                                                          -------- ------------

Construction (0.6%):
Granite Construction, Inc. ..............................   27,200 $    697,408
                                                                   ------------
Consumer Products (1.9%):
Dial Corp. ..............................................   53,700      888,735
Mohawk Industries, Inc. (b)..............................   36,600    1,345,050
                                                                   ------------
                                                                      2,233,785
                                                                   ------------
Containers (2.0%):
Ball Corp. ..............................................   40,100    2,401,990
                                                                   ------------
Diversified Products (1.5%):
Teleflex, Inc. ..........................................   48,700    1,820,893
                                                                   ------------
Educational Services (3.5%):
Career Education Corp. (b)...............................   53,500    2,942,500
Sylvan Learning Systems, Inc. (b)........................   57,200    1,309,880
                                                                   ------------
                                                                      4,252,380
                                                                   ------------
Electronic Components -- Semiconductors (8.0%):
Alpha Industries, Inc. (b)...............................   46,900      908,453
ASM International N.V. (b)...............................   73,000      839,500
Axcelis Technologies, Inc. (b)...........................  130,300    1,231,335
Elantec Semiconductor, Inc. (b)..........................   12,900      296,055
Fairchild Semiconductor Corp.
 -- Class A (b)..........................................   36,400      584,220
GlobeSpan, Inc. (b)......................................   23,300      210,632
Integrated Circuit Systems, Inc. (b).....................   19,900      254,322
Kopin Corp. (b)..........................................   61,500      641,445
Microsemi Corp. (b)......................................   27,400      713,770
Microtune, Inc. (b)......................................   65,500      746,700
MKS Instruments, Inc. (b)................................   46,600      827,150
Oak Technology, Inc. (b).................................   19,400      151,320
Power Integrations, Inc. (b).............................   29,800      542,956
Rudolph Technologies, Inc. (b)...........................    7,500      184,950
TriQuint Semiconductor, Inc. (b).........................   45,500      727,545
Varian Semiconductor Equipment Associates, Inc. (b)......   26,600      687,610
                                                                   ------------
                                                                      9,547,963
                                                                   ------------
Electronics (0.9%):
DSP Group, Inc. (b)......................................   12,900      257,355
EDO Corp. ...............................................   16,100      462,875
FLIR Systems, Inc. (b)...................................    7,600      311,828
                                                                   ------------
                                                                      1,032,058
                                                                   ------------
Environmental Services (2.7%):
Mine Safety Appliances Co. ..............................    4,200      189,000
Waste Connections, Inc. (b)..............................  113,500    3,064,500
                                                                   ------------
                                                                      3,253,500
                                                                   ------------
Food Producers (1.9%):
American Italian Pasta Co.
 -- Class A (b)..........................................   52,100    2,253,325
                                                                   ------------
Health Care (10.2%):
AdvancePCS (b)...........................................   29,700    2,131,866
AmeriPath, Inc. (b)......................................   32,900      863,954
Beverly Enterprises, Inc. (b)............................   84,600      862,920
Covance, Inc. (b)........................................   37,800      676,998
DaVita, Inc. (b).........................................   29,200      594,220
Henry Schein, Inc. (b)...................................   30,100    1,161,860
LifePoint Hospitals, Inc. (b)............................   24,800    1,091,200

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
Small Company Growth Fund                                     September 30, 2001

 Common Stocks, continued



                                                          Shares      Value
                                                          -------- ------------

Health Care, continued
Manor Care, Inc. (b).....................................   41,800 $  1,174,580
Pediatrix Medical Group, Inc. (b)........................    8,800      358,952
Province Healthcare Co. (b)..............................   34,500    1,267,530
PSS World Medical, Inc. (b)..............................    7,100       67,663
Renal Care Group, Inc. (b)...............................   19,400      596,938
Rightchoice Managed Care, Inc. (b).......................   28,700    1,436,435
                                                                   ------------
                                                                     12,285,116
                                                                   ------------
Insurance (0.5%):
Brown & Brown, Inc. .....................................    6,200      323,020
RenaissanceRe Holdings Ltd. .............................    3,600      320,076
                                                                   ------------
                                                                        643,096
                                                                   ------------
Machinery (0.2%):
Wabtec Corp. ............................................   27,000      294,300
                                                                   ------------
Oil & Gas Exploration Products & Services (2.2%):
Evergreen Resources, Inc. (b)............................   15,700      533,015
Patina Oil & Gas Corp. ..................................    9,000      207,000
Pogo Producing Co. ......................................    9,700      227,950
Spinnaker Exploration Co. (b)............................   24,200      856,196
Tom Brown, Inc. (b)......................................    9,700      202,730
Western Gas Resources, Inc. .............................   13,800      359,214
XTO Energy, Inc. ........................................   19,200      267,840
                                                                   ------------
                                                                      2,653,945
                                                                   ------------
Pharmaceuticals (18.7%):
Abgenix, Inc. (b)........................................   20,900      474,430
AmerisourceBergen Corp. (b)..............................   42,400    3,008,280
Cell Therapeutics, Inc. (b)..............................   77,200    1,856,660
CIMA Labs, Inc. (b)......................................   29,200    1,773,900
Cubist Pharmaceuticals, Inc. (b).........................   56,600    1,854,782
CV Therapeutics, Inc. (b)................................   30,200    1,173,572
ImmunoGen, Inc. (b)......................................   64,200      581,010
Impax Laboratories, Inc. (b).............................   14,600      191,114
Isis Pharmaceuticals, Inc. (b)...........................   28,100      479,105
Kos Pharmaceuticals, Inc. (b)............................   19,800      551,430
Medarex, Inc. (b)........................................   71,300    1,076,630
NBTY, Inc. (b)...........................................   85,400    1,123,864
Neurocrine Biosciences, Inc. (b).........................   11,900      381,038
NPS Pharmaceuticals, Inc. (b)............................   22,400      698,880
OSI Pharmaceuticals, Inc. (b)............................   34,500    1,121,250
Perrigo Co. (b)..........................................   22,200      336,330
Pharmaceutical Product Development, Inc. (b).............   63,900    1,871,631
Taro Pharmaceutical Industries Ltd. (b)..................   51,500    1,810,740
Trimeris, Inc. (b).......................................   22,500      789,750
Vertex Pharmaceuticals, Inc. (b).........................   35,700      644,028
ViroPharma, Inc. (b).....................................   25,100      634,277
                                                                   ------------
                                                                     22,432,701
                                                                   ------------
Printing & Publishing (0.4%):
Scholastic Corp. (b).....................................   10,200      443,700
                                                                   ------------
Real Estate (0.6%):
LNR Property Corp. ......................................   25,200      754,740
                                                                   ------------

 Common Stocks, continued

                                                             Shares
                                                               or
                                                           Principal
                                                             Amount      Value
                                                           ---------- ------------

Retail (9.3%):
Barnes & Noble, Inc. (b)..................................     43,700    1,577,570
Borders Group, Inc. (b)...................................     95,000    1,819,250
Copart, Inc. (b)..........................................     29,600      829,096
Electronics Boutique Holdings Corp. (b)...................     20,600 $    555,170
Fleming Companies, Inc. ..................................     78,900    2,327,550
Great Atlantic & Pacific Tea Company, Inc. ...............     72,000    1,030,320
O'Reilly Automotive, Inc. (b).............................     59,600    1,707,540
School Specialty, Inc. (b)................................      8,200      250,592
Tweeter Home Entertainment Group, Inc. (b)................     14,541      198,339
Whole Foods Market, Inc. (b)..............................     29,400      923,454
                                                                      ------------
                                                                        11,218,881
                                                                      ------------
Telecommunications (1.4%):
AirGate PCS, Inc. (b).....................................      8,100      359,802
Alamosa Holdings, Inc. (b)................................     19,800      274,230
Illuminet Holdings, Inc. (b)..............................     10,800      413,856
Powerwave Technologies, Inc. (b).............................  29,000      345,680
Proxim, Inc. (b)..........................................     25,400      247,650
                                                                      ------------
                                                                         1,641,218
                                                                      ------------
Transportation Services (2.8%):
Arkansas Best Corp. (b)...................................     30,100      623,371
Landstar System, Inc. (b).................................      9,500      608,000
Werner Enterprises, Inc. .................................     60,700    1,014,904
Yellow Corp. (b)..........................................     52,400    1,065,816
                                                                      ------------
                                                                         3,312,091
                                                                      ------------
TOTAL COMMON STOCKS.......................................             115,858,358
                                                                      ------------
 Federal Home Loan Bank (4.0%):

3.12%, 10/1/01 (c)........................................ $4,800,000    4,798,752
                                                                      ------------
TOTAL FEDERAL HOME LOAN BANK..............................               4,798,752
                                                                      ------------
TOTAL INVESTMENTS
 (Cost $132,827,015) (a) --100.6%.........................             120,657,110
Liabilities in excess of other
 assets -- (0.6)%.........................................                (700,211)
                                                                      ------------
NET ASSETS -- 100.0%......................................            $119,956,899
                                                                      ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $3,110,464. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

 Unrealized appreciation.........................................  $  4,135,837
 Unrealized depreciation.........................................   (19,416,206)
                                                                   ------------
 Net unrealized depreciation.....................................  $(15,280,369)
                                                                   ============

(b) Represents non-income producing securities.
(c) Rate presented represents rate in effect at fiscal year-end.

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value** (Cost $132,827,015)......................  $120,657,110
Cash.............................................................        37,289
Interest and dividends receivable................................         6,724
Receivable for capital shares issued.............................         2,500
Collateral for securities loaned.................................     8,337,600
Receivable for investments sold..................................     1,801,151
Prepaid expenses.................................................         6,925
                                                                   ------------
 Total Assets....................................................   130,849,299
                                                                   ------------
Liabilities:
Payable for capital shares redeemed..............................           400
Payable for collateral received on loaned securities.............     8,337,600
Payable for investments purchased................................     2,337,178
Accrued expenses and other payables:
 Investment advisory fees........................................       106,406
 Administration, transfer agent and fund accounting fees.........         3,234
 Distribution fees...............................................        10,077
 Other...........................................................        97,505
                                                                   ------------
 Total Liabilities...............................................    10,892,400
                                                                   ------------
Net Assets:
Capital..........................................................   201,408,311
Net realized losses on investments...............................   (69,281,507)
Unrealized depreciation on investments...........................   (12,169,905)
                                                                   ------------
Net Assets.......................................................  $119,956,899
                                                                   ============
Net Assets
 Class A Shares..................................................  $  8,332,750
 Class B Shares..................................................     9,356,076
 Class C Shares..................................................         8,390
 Trust Shares....................................................   102,259,683
                                                                   ------------
 Total...........................................................  $119,956,899
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A Shares..................................................       687,211
 Class B Shares..................................................       818,273
 Class C Shares..................................................           733
 Trust Shares....................................................     8,220,257
                                                                   ------------
 Total...........................................................     9,726,474
                                                                   ============
Net asset value
 Class A Shares -- redemption price per share....................  $      12.13
 Class B Shares -- offering price and redemption price* per
  share..........................................................         11.43
 Class C Shares -- offering price and redemption price* per
  share..........................................................         11.45
 Trust Shares -- offering and redemption price per share.........         12.44
                                                                   ============
Maximum Sales Charge -- Class A Shares...........................          5.75%
                                                                   ============
Maximum Offering Price (100%/(100% --Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares..........................................................  $      12.87
                                                                   ============

* Redemption price per share varies by length of time shares are held. ** Includes securities on loan of $8,407,412.
 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
 Interest........................................................ $   1,225,505
 Dividend........................................................       177,047
 Income from securities lending..................................        73,440
                                                                  -------------
  Total Investment Income........................................     1,475,992
                                                                  -------------
Expenses:
Investment advisory fees.........................................     1,753,202
Administration, transfer agent and fund accounting fees..........       653,685
Distribution fees -- Class A Shares..............................        62,205
Distribution fees -- Class B Shares..............................       143,470
Distribution fees -- Class C Shares..............................            28
Custodian fees...................................................        48,201
Other............................................................       130,407
                                                                  -------------
 Total expenses before waivers...................................     2,791,198
 Less expenses waived by the Administrator and its affiliates....       (31,103)
                                                                  -------------
 Net Expenses....................................................     2,760,095
                                                                  -------------
Net Investment Loss..............................................    (1,284,103)
                                                                  -------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments...............................   (67,431,556)
Change in unrealized appreciation/depreciation on investments....   (71,178,642)
                                                                  -------------
Net realized/unrealized losses on investments....................  (138,610,198)
                                                                  -------------
Change in net assets resulting from operations................... $(139,894,301)
                                                                  =============

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Statements of Changes in Net Assets

                                                      For the        For the
                                                    Year Ended     Year Ended
                                                   September 30,  September 30,
                                                       2001           2000
                                                   -------------  -------------
From Investment Activities:
Operations:
 Net investment loss.............................  $  (1,284,103) $ (1,250,643)
 Net realized gains (losses) on investments......    (67,431,556)   49,099,216
 Change in unrealized appreciation/depreciation
  on investment transactions.....................    (71,178,642)   25,707,083
                                                   -------------  ------------
Change in net assets resulting from operations...   (139,894,301)   73,555,656
                                                   -------------  ------------
Dividends to Class A Shareholders:
 Net realized gains from investments.............     (3,151,026)   (1,678,289)
 In excess of net realized gain on investment
  transactions...................................       (137,934)           --
Dividends to Class B Shareholders:
 Net realized gains from investments.............     (3,806,514)   (1,383,064)
 In excess of net realized gain on investment
  transactions...................................       (166,628)           --
Dividends to Trust Class Shareholders:
 Net realized gains from investments.............    (35,303,508)  (12,786,728)
 In excess of net realized gain on investment
  transactions...................................     (1,545,389)           --
                                                   -------------  ------------
Change in net assets from shareholder dividends..    (44,110,999)  (15,848,081)
                                                   -------------  ------------
Capital Transactions:
Change in net assets from capital transactions...     56,524,534    61,614,562
                                                   -------------  ------------
Change in net assets.............................   (127,480,766)  119,322,137
Net Assets:
 Beginning of period.............................    247,437,665   128,115,528
                                                   -------------  ------------
 End of period...................................  $ 119,956,899  $247,437,665
                                                   =============  ============

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                  For the Year Ended September 30,
                               -----------------------------------------------
                                2001      2000      1999      1998      1997
                               -------   -------   -------   -------   -------
Net Asset Value, Beginning of
 Period......................  $ 34.87   $ 24.92   $ 17.50   $ 23.33   $ 21.06
                               -------   -------   -------   -------   -------
Investment Activities
 Net investment loss.........    (0.20)    (0.25)    (0.28)    (0.29)    (0.15)
 Net realized and unrealized
  gains (losses) on
  investments................   (16.20)    13.20      7.70     (5.23)     2.44
                               -------   -------   -------   -------   -------
 Total from Investment
  Activities.................   (16.40)    12.95      7.42     (5.52)     2.29
                               -------   -------   -------   -------   -------
Dividends
 Net realized gains..........    (6.07)    (3.00)       --        --        --
 In excess of net realized
  gains......................    (0.27)       --        --     (0.31)    (0.02)
                               -------   -------   -------   -------   -------
 Total Dividends.............    (6.34)    (3.00)       --     (0.31)    (0.02)
                               -------   -------   -------   -------   -------
Net Asset Value, End of
 Period......................  $ 12.13   $ 34.87   $ 24.92   $ 17.50   $ 23.33
                               =======   =======   =======   =======   =======
Total Return (excludes sales
 charge).....................   (54.95)%   54.34%    42.32%   (23.81)%   10.90%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000).......................  $ 8,333   $28,936   $11,336   $ 9,456   $12,676
Ratio of expenses to average
 net assets..................     1.72%     1.66%     1.80%     1.86%     1.89%
Ratio of net investment loss
 to average net assets.......    (0.86)%   (0.74)%   (1.23)%   (1.36)%   (1.29)%
Ratio of expenses to average
 net assets*.................     1.97%     1.91%     2.05%     2.11%     2.14%
Portfolio turnover (a).......   286.49%   206.16%   184.39%   157.44%    80.66%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.


                                 For the Year Ended September 30,
                              ------------------------------------------------
                               2001        2000      1999      1998      1997
                              -------     -------   -------   -------   ------
Net Asset Value, Beginning
 of Period..................  $ 33.53     $ 24.21   $ 17.13   $ 23.02   $20.92
                              -------     -------   -------   -------   ------
Investment Activities
 Net investment loss........    (0.31)(b)   (0.49)    (0.41)    (0.39)   (0.20)
 Net realized and unrealized
  gains (losses) on
  investments...............   (15.45)      12.81      7.49     (5.19)    2.32
                              -------     -------   -------   -------   ------
 Total from Investment
  Activities................   (15.76)      12.32      7.08     (5.58)    2.12
                              -------     -------   -------   -------   ------
Dividends
 Net realized gains.........    (6.07)      (3.00)       --        --       --
 In excess of net realized
  gains.....................    (0.27)         --        --     (0.31)   (0.02)
                              -------     -------   -------   -------   ------
 Total Dividends............    (6.34)      (3.00)       --     (0.31)   (0.02)
                              -------     -------   -------   -------   ------
Net Asset Value, End of
 Period.....................  $ 11.43     $ 33.53   $ 24.21   $ 17.13   $23.02
                              =======     =======   =======   =======   ======
Total Return (excludes re-
 demption charge)...........   (55.33)%     53.29%    41.25%   (24.40)%  10.16%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000)......................  $ 9,356     $20,707   $11,054   $ 8,609   $8,869
Ratio of expenses to average
 net assets.................     2.48%       2.41%     2.55%     2.61%    2.64%
Ratio of net investment loss
 to average net assets......    (1.62)%     (1.49)%   (1.98)%   (2.11)%  (2.04)%
Portfolio turnover (a)......   286.49%     206.16%   184.39%   157.44%   80.66%

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(b) Per share net investment loss been calculated using the daily average shares method.

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  February 1,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $ 19.98
                                                                    -------
Investment Activities
 Net investment loss............................................      (0.08)
 Net realized and unrealized losses on investments..............      (8.45)
                                                                    -------
 Total from Investment Activities...............................      (8.53)
                                                                    -------
Net Asset Value, End of Period..................................    $ 11.45
                                                                    =======
Total Return (excludes redemption charge).......................     (42.69)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $     8
Ratio of expenses to average net assets.........................       2.42%(c)
Ratio of net investment loss to average net assets..............      (1.99)%(c)
Portfolio turnover (d)..........................................     286.49%(b)

(a) Period from commencement of operations. Realized gains distributed prior to date of commencement.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Small Company Growth Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                 For the Year Ended September 30,
                            --------------------------------------------------
                              2001       2000       1999      1998      1997
                            --------   --------   --------   -------   -------
Net Asset Value, Beginning
 of Period................  $  35.49   $  25.25   $  17.69   $ 23.52   $ 21.18
                            --------   --------   --------   -------   -------
Investment Activities
 Net investment loss......     (0.15)     (0.17)     (0.22)    (0.20)    (0.11)
 Net realized and
  unrealized gains
  (losses) on
  investments.............    (16.56)     13.41       7.78     (5.32)     2.47
                            --------   --------   --------   -------   -------
 Total from Investment
  Activities..............    (16.71)     13.24       7.56     (5.52)     2.36
                            --------   --------   --------   -------   -------
Dividends
 Net realized gains.......     (6.07)     (3.00)        --        --        --
 In excess of net realized
  gains...................     (0.27)        --         --     (0.31)    (0.02)
                            --------   --------   --------   -------   -------
 Total Dividends..........     (6.34)     (3.00)        --     (0.31)    (0.02)
                            --------   --------   --------   -------   -------
Net Asset Value, End of
 Period...................  $  12.44   $  35.49   $  25.25   $ 17.69   $ 23.52
                            ========   ========   ========   =======   =======
Total Return..............    (54.85)%    54.82%     42.66%   (23.62)%   11.17%
Ratios/Supplementary Data:
Net Assets, End of Period
 (000)....................  $102,260   $197,795   $105,725   $65,180   $58,660
Ratio of expenses to
 average net assets.......      1.47%      1.41%      1.54%     1.61%     1.64%
Ratio of net investment
 loss to average net
 assets...................     (0.64)%    (0.49)%    (0.98)%   (1.11)%   (1.04)%
Portfolio turnover (a)....    286.49%    206.16%    184.39%   157.44%    80.66%

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
International Equity Fund                                     September 30, 2001

 Common Stocks (93.7%):

                                                          Shares      Value
                                                         --------- ------------
Australia (1.1%):
Metals & Mining (1.1%):
Rio Tinto Ltd...........................................    86,706 $  1,337,177
                                                                   ------------
Belgium (2.0%):
Pharmaceuticals (2.0%):
UCB SA..................................................    59,343    2,394,170
                                                                   ------------
Canada (1.2%):
Telecommunications (1.2%):
BCE, Inc................................................    65,000    1,418,330
                                                                   ------------
Denmark (1.1%):
Beverages (1.1%):
Carlsberg SA -- B.......................................    31,347    1,336,040
                                                                   ------------
Finland (1.9%):
Telecommunications (1.9%):
Nokia Oyj...............................................   138,079    2,257,220
                                                                   ------------
France (13.0%):
Automotive (1.5%):
Valeo SA................................................    58,853    1,857,179
                                                                   ------------
Medical Equipment & Supplies (1.6%):
Essilor International SA................................    69,520    1,934,206
                                                                   ------------
Petroleum (2.3%):
Total Fina Elf SA.......................................    20,750    2,787,353
                                                                   ------------
Pharmaceuticals (3.0%):
Aventis SA..............................................    47,051    3,569,404
                                                                   ------------
Retail -- Food Products (3.1%):
Carrefour SA............................................    78,603    3,786,837
                                                                   ------------
Telecommunications (1.5%):
Orange SA (b)...........................................   243,940    1,777,276
                                                                   ------------
                                                                     15,712,255
                                                                   ------------
Germany (8.3%):
Banking & Finance (2.7%):
Muenchener Rueckversicherungs-Gesellschaft AG...........    12,258    3,181,605
                                                                   ------------
Computer Software (1.7%):
SAP AG (b)..............................................    19,880    2,105,610
                                                                   ------------
Electronic Components/Instruments (2.6%):
E.On AG.................................................    60,279    3,096,186
                                                                   ------------
Telecommunications (1.3%):
Deutsche Telekom AG.....................................   101,611    1,581,483
                                                                   ------------
                                                                      9,964,884
                                                                   ------------
Great Britain (19.7%):
Aerospace/Defense (2.6%):
BAE Systems PLC.........................................   643,352    3,134,451
                                                                   ------------
Banking & Finance (1.4%):
Standard Chartered PLC..................................   166,854    1,651,595
                                                                   ------------
Food & Related (3.1%):
Unilever PLC............................................   494,020    3,728,330
                                                                   ------------
Food Service -- Catering (3.0%):
Compass Group PLC (b)...................................   512,908    3,575,001
                                                                   ------------

 Common Stocks, continued

                                                           Shares      Value
                                                          --------- ------------
Great Britain, continued
Petroleum (5.1%):
BP PLC...................................................   474,871 $  3,915,325
Centrica PLC.............................................   763,638    2,382,125
                                                                    ------------
                                                                       6,297,450
                                                                    ------------
Pharmaceuticals (2.6%):
GlaxoSmithKline PLC......................................   110,258    3,108,050
                                                                    ------------
Telecommunications (1.9%):
British Telecommunications PLC...........................   457,132    2,284,283
                                                                    ------------
                                                                      23,779,160
                                                                    ------------
Hong Kong (1.9%):
Diversified Products (1.0%):
Hutchison Whampoa Ltd....................................   161,000    1,197,260
                                                                    ------------
Real Estate (0.9%):
Sun Hung Kai Properties Ltd..............................   179,000    1,140,627
                                                                    ------------
                                                                       2,337,887
                                                                    ------------
Japan (15.8%):
Banking & Finance (2.3%):
Daiwa Securities Group, Inc..............................   399,000    2,766,507
                                                                    ------------
Building-Heavy Construction (1.6%):
Sekisui House Ltd........................................   242,000    1,919,667
                                                                    ------------
Chemicals (2.9%):
Takeda Chemical Industries Ltd...........................    77,000    3,554,939
                                                                    ------------
Diversified Products (2.4%):
Mitsubishi Corp..........................................   401,000    2,867,892
                                                                    ------------
Electronic Components/Instruments (2.5%):
Matsushita Electric Industrial Company Ltd...............   143,000    1,752,539
Murata Manufacturing Company Ltd.........................    22,500    1,289,977
                                                                    ------------
                                                                       3,042,516
                                                                    ------------
Retail (1.2%):
ITO-Yokado Company Ltd...................................    32,000    1,420,968
                                                                    ------------
Telecommunications (1.5%):
NTT DoCoMo, Inc..........................................       131    1,770,419
                                                                    ------------
Toys (1.4%):
Nintendo Company Ltd.....................................    11,800    1,694,770
                                                                    ------------
                                                                      19,037,678
                                                                    ------------
Netherlands (10.8%):
Banks (2.0%):
ING Groep NV.............................................    91,720    2,458,307
                                                                    ------------
Chemicals (1.4%):
Akzo Nobel NV............................................    42,737    1,743,279
                                                                    ------------
Publishing (5.0%):
Elsevier NV..............................................   361,812    4,220,987
VNU NV...................................................    63,536    1,790,863
                                                                    ------------
                                                                       6,011,850
                                                                    ------------
Transportation (2.4%):
TNT Post Group NV........................................   148,580    2,840,237
                                                                    ------------
                                                                      13,053,673
                                                                    ------------

                                   Continued

BB&T FUNDS                                     Schedule of Portfolio Investments
International Equity Fund                                     September 30, 2001

 Common Stocks, continued

                                                           Shares      Value
                                                          --------- ------------
South Korea (1.7%):
Electronics (0.9%):
Samsung Electronics......................................    10,000 $  1,069,110
                                                                    ------------
Steel (0.8%):
Pohang Iron & Steel Company Ltd..........................    15,000      924,399
                                                                    ------------
                                                                       1,993,509
                                                                    ------------
Spain (2.5%):
Telecommunications (2.5%):
Telefonica SA (b)........................................   268,358    2,966,983
                                                                    ------------
Sweden (4.8%):
Construction (1.1%):
Atlas Copco AB--A (b)....................................    76,454    1,333,014
                                                                    ------------
Consumer Goods & Services (2.1%):
Securitas AB.............................................   161,879    2,610,000
                                                                    ------------
Finance Services (1.6%):
Nordic Baltic Holding AB.................................   391,455    1,908,124
                                                                    ------------
                                                                       5,851,138
                                                                    ------------
Switzerland (6.9%):
Banking & Finance (2.3%):
UBS AG...................................................    60,624    2,835,211
                                                                    ------------
Business Services (1.6%):
Adecco SA................................................    56,099    1,912,166
                                                                    ------------
Chemicals (1.7%):
Syngenta AG..............................................    41,219    2,083,236
                                                                    ------------
Pharmaceuticals (1.3%):
Novartis AG..............................................    39,689    1,554,149
                                                                    ------------
                                                                       8,384,762
                                                                    ------------
Thailand (1.0%):
Banking & Finance (1.0%):
Bangkok Bank (b)......................................... 1,337,000    1,217,367
                                                                    ------------
TOTAL COMMON STOCKS......................................            113,042,233
                                                                    ------------

 Investment Company (4.0%):

                                                         Shares      Value
                                                        --------- ------------
Bank of New York, Brussels, Sweep Account, 4.75%....... 4,786,080 $  4,786,080
                                                                  ------------
TOTAL INVESTMENTS (Cost $137,447,344)(a) -- 97.7%......            117,828,313
Other assets in excess of
 liabilities -- 2.3%...................................              2,820,417
                                                                  ------------
NET ASSETS -- 100.0%...................................           $120,648,730
                                                                  ============

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $1,972,241. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation........................................ $  1,189,834
  Unrealized depreciation........................................  (22,781,106)
                                                                  ------------
  Net unrealized depreciation.................................... $(21,591,272)
                                                                  ============

(b) Represents non-income producing securities.
ADR -- American Depository Receipt.
GDR -- Global Depository Receipt.
PLC -- Public Limited Company.

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund


 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investments, at value (Cost $137,447,344)........................  $117,828,313
Foreign cash.....................................................       972,720
Interest and dividends receivable................................        78,631
Receivable for capital shares issued.............................       526,501
Receivable for investments sold..................................     2,072,417
Reclaims receivable..............................................       184,340
Prepaid expenses.................................................         4,459
                                                                   ------------
 Total Assets....................................................   121,667,381
                                                                   ------------
Liabilities:
Payable for investments purchased................................       851,222
Accrued expenses and other payables:
 Investment advisory fees........................................        98,046
 Administration, transfer agent and fund accounting fees.........         3,241
 Distribution fees...............................................         2,773
 Other...........................................................        63,369
                                                                   ------------
 Total Liabilities...............................................     1,018,651
                                                                   ------------
Net Assets:
Capital..........................................................   168,499,943
Undistributed net investment income..............................        11,708
Net realized losses from investments and foreign currency
 transactions....................................................   (28,250,990)
Net unrealized depreciation from investments and foreign currency
 transactions....................................................   (19,611,931)
                                                                   ------------
Net Assets.......................................................  $120,648,730
                                                                   ============
Net Assets
 Class A Shares..................................................  $  2,556,728
 Class B Shares..................................................     2,680,152
 Class C Shares..................................................         6,481
 Trust Shares....................................................   115,405,369
                                                                   ------------
 Total...........................................................  $120,648,730
                                                                   ============
Outstanding units of beneficial interest (shares)
 Class A Shares..................................................       344,075
 Class B Shares..................................................       372,564
 Class C Shares..................................................           900
 Trust Shares....................................................    15,328,072
                                                                   ------------
 Total...........................................................    16,045,611
                                                                   ============
Net asset value
 Class A -- redemption price per share...........................  $       7.43
 Class B -- offering price and redemption price* per share.......          7.19
 Class C -- offering price and redemption price* per share.......          7.20
 Trust Class -- offering and redemption price per share..........          7.53
                                                                   ============
Maximum Sales Charge -- Class A Shares...........................          5.75%
                                                                   ============
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of
 net asset value adjusted to the nearest cent) per share -- Class
 A Shares........................................................  $       7.88
                                                                   ============

* Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Dividend income..................................................  $  1,676,364
Interest income..................................................       146,598
Foreign tax withholding..........................................      (153,341)
                                                                   ------------
 Total Income:                                                        1,669,621
                                                                   ------------
Expenses:
Investment advisory fees.........................................     1,247,935
Administration, transfer agent and fund accounting fees..........       398,558
Distribution fees -- Class A Shares..............................        12,821
Distribution fees -- Class B Shares..............................        35,019
Distribution fees -- Class C Shares..............................            21
Custodian fees...................................................       138,361
Printing fees....................................................        16,959
Other............................................................        48,141
                                                                   ------------
 Total expenses before fee waivers...............................     1,897,815
 Less expenses waived by the Administrator and its affiliates....        (6,410)
                                                                   ------------
 Net Expenses....................................................     1,891,405
                                                                   ------------
Net Investment Loss..............................................      (221,784)
                                                                   ------------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investment and foreign currency
 transactions....................................................   (27,648,453)
Change in unrealized appreciation/depreciation on investments and
 foreign currencies..............................................   (12,670,340)
                                                                   ------------
Net realized/unrealized losses on investments and foreign
 currencies......................................................   (40,318,793)
                                                                   ------------
Change in net assets resulting from operations...................  $(40,540,577)
                                                                   ============

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Statements of Changes in Net Assets

                                                      For the        For the
                                                    Year Ended     Year Ended
                                                   September 30,  September 30,
                                                       2001           2000
                                                   -------------  -------------
From Investment Activities:
Operations:
 Net investment loss.............................  $   (221,784)  $    (85,949)
 Net realized gains (losses) on investment and
  foreign currency transactions..................   (27,648,453)    20,735,065
 Change in unrealized appreciation/depreciation
  on investment and foreign currencies...........   (12,670,340)   (17,219,058)
                                                   ------------   ------------
Change in net assets resulting from operations...   (40,540,577)     3,430,058
                                                   ------------   ------------
Dividends to Class A Shareholders:
 Net realized gains from investments.............      (425,317)      (104,843)
 In excess of net realized gains on investments..        (7,633)            --
Dividends to Class B Shareholders:
 Net realized gains from investments.............      (646,686)      (122,221)
 In excess of net realized gains on investments..       (11,607)            --
Dividends to Trust Class Shareholders:
 Net realized gains from investments.............   (19,333,520)    (4,989,751)
 In excess of net realized gains on investments..      (346,993)            --
                                                   ------------   ------------
Change in net assets from shareholder dividends..   (20,771,756)    (5,216,815)
                                                   ------------   ------------
Capital Transactions:
Change in net assets from capital transactions...    56,092,789     25,924,231
                                                   ------------   ------------
Change in net assets.............................    (5,219,544)    24,137,474
Net Assets:
 Beginning of period.............................   125,868,274    101,730,800
                                                   ------------   ------------
 End of period...................................  $120,648,730   $125,868,274
                                                   ============   ============

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                              For the Year Ended September          January 2,
                                          30,                         1997 to
                              ----------------------------------   September 30,
                               2001      2000     1999     1998      1997 (a)
                              -------   ------   ------   ------   -------------
Net Asset Value, Beginning
 of Period..................  $ 12.49   $12.48   $ 9.91   $11.24      $10.00
                              -------   ------   ------   ------      ------
Investment Activities
 Net investment income
  (loss)....................    (0.05)   (0.04)   (0.01)    0.03        0.03
 Net realized and unrealized
  gains (losses) on
  investment and foreign
  currency transactions.....    (2.99)    0.68     2.78    (1.09)       1.25
                              -------   ------   ------   ------      ------
 Total from Investment
  Activities................    (3.04)    0.64     2.77    (1.06)       1.28
                              -------   ------   ------   ------      ------
Dividends
 Net investment income......       --       --    (0.03)   (0.03)      (0.02)
 In excess of net investment
  income....................       --       --       --    (0.01)      (0.02)
 Net realized gains on
  investment and foreign
  currency transactions.....    (1.98)   (0.63)   (0.17)   (0.23)         --
 In excess of net realized
  gains.....................    (0.04)      --       --       --          --
                              -------   ------   ------   ------      ------
 Total Dividends............    (2.02)   (0.63)   (0.20)   (0.27)      (0.04)
                              -------   ------   ------   ------      ------
Net Asset Value, End of
 Period.....................  $  7.43   $12.49   $12.48   $ 9.91      $11.24
                              =======   ======   ======   ======      ======
Total Return (excludes sales
 charge)....................   (28.52)%   4.75%   28.33%   (9.60)%     12.84%(b)
Ratios/Supplementary Data:
Net Assets, End of Period
 (000)......................  $ 2,557   $2,681   $1,906   $1,314      $  833
Ratio of expenses to average
 net assets.................     1.74%    1.76%    1.81%    1.75%       1.97%(c)
Ratio of net investment
 income (loss) to average
 net assets.................    (0.33)%  (0.26)%  (0.07)%   0.26%       0.14%(c)
Ratio of expenses to average
 net assets*................     1.99%    2.01%    2.06%    2.01%       2.24%(c)
Portfolio turnover (d)......   144.35%  179.44%   82.00%   53.27%      41.45%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                            For the Year Ended September           January 2,
                                         30,                         1997 to
                            -----------------------------------   September 30,
                             2001      2000     1999     1998       1997 (a)
                            -------   ------   ------   -------   -------------
Net Asset Value, Beginning
 of Period................  $ 12.24   $12.34   $ 9.85   $ 11.23      $10.00
                            -------   ------   ------   -------      ------
Investment Activities
 Net investment loss......    (0.07)   (0.15)   (0.10)    (0.04)      (0.01)
 Net realized and
  unrealized gains
  (losses) on investment
  and foreign currency
  transactions............    (2.96)    0.68     2.77     (1.10)       1.26
                            -------   ------   ------   -------      ------
 Total from Investment
  Activities..............    (3.03)    0.53     2.67     (1.14)       1.25
                            -------   ------   ------   -------      ------
Dividends
 Net investment income....       --       --    (0.01)       --          --
 In excess of net
  investment income.......       --       --       --     (0.01)      (0.02)
 Net realized gains on
  investment and foreign
  currency transactions...    (1.98)   (0.63)   (0.17)    (0.23)         --
 In excess of net realized
  gains...................    (0.04)      --       --        --          --
                            -------   ------   ------   -------      ------
 Total Dividends..........    (2.02)   (0.63)   (0.18)    (0.24)      (0.02)
                            -------   ------   ------   -------      ------
Net Asset Value, End of
 Period...................  $  7.19   $12.24   $12.34   $  9.85      $11.23
                            =======   ======   ======   =======      ======
Total Return (excludes
 redemption charge).......   (29.11)%   3.88%   27.46%   (10.29)%     12.51%(b)
Ratios/Supplementary Data:
Net Assets, End of Period
 (000)....................  $ 2,680   $3,861   $2,378   $ 1,923      $1,179
Ratio of expenses to
 average net assets.......     2.49%    2.51%    2.56%     2.50%       2.69%(c)
Ratio of net investment
 loss to average net
 assets...................    (1.19)%  (0.99)%  (0.84)%   (0.50)%     (0.62)%(c)
Ratio of expenses to
 average net assets.......     2.49%    2.51%    2.56%     2.51%*      2.74%(c)*
Portfolio turnover(d).....   144.35%  179.44%   82.00%    53.27%      41.45%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  February 1,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $ 10.03
                                                                    -------
Investment Activities
 Net investment loss............................................      (0.02)
 Net realized and unrealized losses on investments..............      (2.81)
                                                                    -------
 Total from Investment Activities...............................      (2.83)
                                                                    -------
Net Asset Value, End of Period..................................    $  7.20
                                                                    =======
Total Return (excludes redemption charge).......................     (28.22)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $     6
Ratio of expenses to average net assets.........................       2.40%(c)
Ratio of net investment loss to average net assets..............      (1.35)%(c)
Portfolio turnover (d)..........................................     144.35%(b)

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
International Equity Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                                   January 2,
                         For the Year Ended September 30,            1997 to
                         --------------------------------------   September 30,
                           2001       2000      1999     1998       1997 (a)
                         --------   --------   -------  -------   -------------
Net Asset Value,
 Beginning of Period.... $  12.60   $  12.56   $  9.95  $ 11.28      $ 10.00
                         --------   --------   -------  -------      -------
Investment Activities
 Net investment income
  (loss)................    (0.05)     (0.01)     0.02     0.06         0.03
 Net realized and
  unrealized gains
  (losses) on investment
  and foreign currency
  transactions..........    (3.00)      0.68      2.80    (1.10)        1.30
                         --------   --------   -------  -------      -------
 Total from Investment
  Activities............    (3.05)      0.67      2.82    (1.04)        1.33
                         --------   --------   -------  -------      -------
Dividends
 Net investment income..       --         --     (0.04)   (0.06)       (0.02)
 In excess of net
  investment income.....       --         --        --       --        (0.03)
 Net realized gains on
  investment and foreign
  currency
  transactions..........    (1.98)     (0.63)    (0.17)   (0.23)          --
 In excess of net
  realized gains........    (0.04)        --        --       --           --
                         --------   --------   -------  -------      -------
 Total Dividends........    (2.02)     (0.63)    (0.21)   (0.29)       (0.05)
                         --------   --------   -------  -------      -------
Net Asset Value, End of
 Period................. $   7.53   $  12.60   $ 12.56  $  9.95      $ 11.28
                         ========   ========   =======  =======      =======
Total Return............   (28.33)%     4.96%    28.70%   (9.45)%      13.34%(b)
Ratios/Supplementary
 Data:
 Net Assets, End of
  Period (000).......... $115,405   $119,326   $97,447  $70,356      $52,373
 Ratio of expenses to
  average net assets....     1.48%      1.51%     1.56%    1.50%        1.79%(c)
 Ratio of net investment
  income (loss) to
  average net assets....    (0.14)%    (0.04)%    0.18%    0.50%        0.32%(c)
 Ratio of expenses to
  average net assets....     1.48%      1.51%     1.56%    1.51%*       1.81%(c)*
 Portfolio turnover
  (d)...................   144.35%    179.44%    82.00%   53.27%       41.45%(b)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Manager Conservative Growth Fund                      September 30, 2001

 Investment Companies (100.1%):

                                                            Shares     Value
                                                            ------- -----------
BB&T Balanced Fund......................................... 517,542 $ 5,817,170
BB&T Capital Appreciation Fund.............................  61,446     620,602
BB&T Intermediate Corporate Bond Fund...................... 312,271   3,297,584
BB&T Intermediate U.S. Government Bond Fund................ 634,609   6,593,587
BB&T International Equity Fund............................. 264,564   1,992,166
BB&T Large Company Growth Fund............................. 246,197   2,026,204
BB&T Large Company Value Fund.............................. 180,265   3,032,059
BB&T Mid Cap Value Fund....................................  69,642     913,697
BB&T Short-Intermediate U.S. Government Income Fund........ 327,148   3,287,839
BB&T Small Company Growth Fund.............................  51,927     645,978
BB&T U.S. Treasury Money Market Fund....................... 977,878     977,878
                                                                    -----------
TOTAL INVESTMENT COMPANIES.................................          29,204,764
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $32,713,424) (a) -- 100.1%..........................          29,204,764
Liabilities in excess of other
 assets -- (0.1)%..........................................             (40,584)
                                                                    -----------
NET ASSETS -- 100.0%.......................................         $29,164,180
                                                                    ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $101,526. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $   449,402
  Unrealized depreciation.........................................  (4,059,588)
                                                                   -----------
  Net unrealized depreciation..................................... $(3,610,186)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investment in affiliates, at value (Cost $32,713,424).............  $29,204,764
Interest and dividends receivable.................................       74,297
Receivable for capital shares issued..............................       65,464
Prepaid expenses..................................................        6,791
                                                                    -----------
 Total Assets.....................................................   29,351,316
                                                                    -----------
Liabilities:
Dividends payable.................................................      182,144
Accrued expenses and other payables:
 Investment advisory fees.........................................        3,609
 Administration, transfer agent and fund accounting fees..........          478
 Distribution fees................................................          905
                                                                    -----------
 Total Liabilities................................................      187,136
                                                                    -----------
Net Assets:
Capital...........................................................   32,183,590
Dividends in excess of net investment income......................       (1,916)
Net realized gains on investments.................................      491,166
Net unrealized depreciation on investments........................   (3,508,660)
                                                                    -----------
Net Assets........................................................  $29,164,180
                                                                    ===========
Net Assets
 Class A Shares...................................................  $   555,130
 Class B Shares...................................................      916,226
 Class C Shares...................................................        2,312
 Trust Shares.....................................................   27,690,512
                                                                    -----------
 Total............................................................  $29,164,180
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................       60,842
 Class B Shares...................................................      100,393
 Class C Shares...................................................          254
 Trust Shares.....................................................    3,020,296
                                                                    -----------
 Total............................................................    3,181,785
                                                                    ===========
Net asset value
 Class A Shares -- redemption price per share.....................  $      9.12
 Class B Shares -- offering price and redemption price* per
  share...........................................................         9.13
 Class C Shares -- offering price and redemption price* per
  share...........................................................         9.10
 Trust Shares -- offering and redemption price per share..........         9.17
                                                                    ===========
Maximum Sales Charge -- Class A Shares............................         5.75%
                                                                    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $      9.68
                                                                    ===========

* Redemption price per share varies by length of time shares are held. Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Dividend income from affiliates................................... $ 1,150,645
Interest..........................................................         454
                                                                   -----------
 Total Investment Income..........................................   1,151,099
                                                                   -----------
Expenses:
Investment advisory fees..........................................      76,309
Administration, transfer agent and fund accounting fees...........     111,178
Distribution fees -- Class A Shares...............................       1,901
Distribution fees -- Class B Shares...............................       5,783
Distribution fees -- Class C Shares...............................           8
Custodian fees....................................................       6,245
Other.............................................................      24,996
                                                                   -----------
 Total expenses before waivers....................................     226,420
 Less expenses waived by the Investment Advisor...................     (30,523)
 Less expenses waived by the Administrator and its affiliates.....     (31,474)
                                                                   -----------
 Net Expenses.....................................................     164,423
                                                                   -----------
Net Investment Income.............................................     986,676
                                                                   -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments with affiliates................    (507,424)
Net realized gain distributions from underlying funds.............   1,081,372
Change in unrealized appreciation/depreciation on investments.....  (3,690,950)
                                                                   -----------
Net realized/unrealized losses on investments.....................  (3,117,002)
                                                                   -----------
Change in net assets resulting from operations.................... $(2,130,326)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Statements of Changes in Net Assets

                                                       For the       For the
                                                     Year Ended    Year Ended
                                                    September 30, September 30,
                                                        2001          2000
                                                    ------------- -------------
From Investment Activities:
Operations:
 Net investment income.............................  $   986,676   $ 1,254,763
 Net realized gains (losses) on investments with
  affiliates.......................................     (507,424)      766,828
 Net realized gain distributions from underlying
  funds............................................    1,081,372       926,417
 Change in unrealized appreciation/depreciation on
  investments......................................   (3,690,950)        2,831
                                                     -----------   -----------
Change in net assets resulting from operations.....   (2,130,326)    2,950,839
                                                     -----------   -----------
Dividends to Class A Shareholders:
 Net investment income.............................      (12,233)      (12,855)
 In excess of net investment income................           --           (53)
 Net realized gains from investments...............      (10,705)      (10,851)
 In excess of net realized gain on investment
  transactions.....................................       (5,439)           --
Dividends to Class B Shareholders:
 Net investment income.............................      (14,132)       (3,910)
 In excess of net investment income................           --           (16)
 Net realized gains from investments...............       (8,615)       (2,673)
 In excess of net realized gain on investment
  transactions.....................................       (4,376)           --
Dividends to Class C Shareholders:
 Net investment income.............................          (20)           --
Dividends to Trust Class Shareholders:
 Net investment income.............................     (955,050)   (1,237,998)
 In excess of net investment income................           --        (5,084)
 Net realized gains from investments...............   (1,142,475)     (722,850)
 In excess of net realized gain on investment
  transactions.....................................     (580,391)           --
                                                     -----------   -----------
Change in net assets from shareholder dividends....   (2,733,436)   (1,996,290)
                                                     -----------   -----------
Capital Transactions:
Change in net assets from capital transactions.....    1,776,667    (1,935,506)
                                                     -----------   -----------
Change in net assets...............................   (3,087,095)     (980,957)
Net Assets:
 Beginning of period...............................   32,251,275    33,232,232
                                                     -----------   -----------
 End of period.....................................  $29,164,180   $32,251,275
                                                     ===========   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                         For the Year Ended         January 29,
                                            September 30,             1998 to
                                        -------------------------  September 30,
                                         2001       2000    1999     1998 (a)
                                        -------    ------  ------  -------------
Net Asset Value, Beginning of Period..  $ 10.71    $10.39  $10.05     $10.09
                                        -------    ------  ------     ------
Investment Activities
 Net investment income................     0.28(b)   0.38    0.30       0.19
 Net realized and unrealized gains
  (losses) on investments with
  affiliates..........................    (0.99)     0.54    0.52      (0.01)
                                        -------    ------  ------     ------
 Total from Investment Activities.....    (0.71)     0.92    0.82       0.18
                                        -------    ------  ------     ------
Dividends
 Net investment income................    (0.30)    (0.38)  (0.31)     (0.22)
 Net realized gains...................    (0.38)    (0.22)  (0.17)        --
 In excess of net realized gains......    (0.20)       --      --         --
                                        -------    ------  ------     ------
 Total Dividends......................    (0.88)    (0.60)  (0.48)     (0.22)
                                        -------    ------  ------     ------
Net Asset Value, End of Period........  $  9.12    $10.71  $10.39     $10.05
                                        =======    ======  ======     ======
Total Return (excludes sales charge)..   (7.10)%     9.08%   8.19%      1.89%(c)
Ratios/Supplementary Data:
Net Assets, End of Period (000).......  $   555    $  293  $  532     $  119
Ratio of expenses to average net
 assets...............................     0.78%     0.66%   0.62%      0.83%(d)
Ratio of net investment income to
 average net assets...................     2.87%     3.55%   2.95%      2.91%(d)
Ratio of expenses to average net
 assets*..............................     1.23%     1.10%   1.07%      1.33%(d)
Portfolio turnover (e)................    35.75%    38.27%  16.45%      4.28%(c)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Per share net investment income has been calculated using the daily average shares method.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                            For the Year Ended      January 29,
                                               September 30,          1999 to
                                            ---------------------  September 30,
                                              2001        2000       1999 (a)
                                            ---------   ---------  -------------
Net Asset Value, Beginning of Period......  $   10.71   $   10.39     $10.54
                                            ---------   ---------     ------
Investment Activities
 Net investment income....................       0.22        0.29       0.21
 Net realized and unrealized gains
  (losses) on investments with
  affiliates..............................      (0.98)       0.56      (0.15)
                                            ---------   ---------     ------
 Total from Investment Activities.........      (0.76)       0.85       0.06
                                            ---------   ---------     ------
Dividends
 Net investment income....................      (0.24)      (0.31)     (0.21)
 Net realized gains.......................      (0.38)      (0.22)        --
 In excess of net realized gains..........      (0.20)         --         --
                                            ---------   ---------     ------
 Total Dividends..........................      (0.82)      (0.53)     (0.21)
                                            ---------   ---------     ------
Net Asset Value, End of Period............  $    9.13   $   10.71     $10.39
                                            =========   =========     ======
Total Return (excludes redemption
 charge)..................................      (7.50)%      8.31%      0.59%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)...........  $     916   $     150     $  110
Ratio of expenses to average net assets...       1.58%       1.41%      1.35%(c)
Ratio of net investment income to average
 net assets...............................       1.85%       2.75%      3.92%(c)
Ratio of expenses to average net assets*..       1.78%       1.60%      1.75%(c)
Portfolio turnover (d)....................      35.75%      38.27%     16.45%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  February 1,
                                                                    2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                                 -------------
Net Asset Value, Beginning of Period............................    $10.06
                                                                    ------
Investment Activities
 Net investment income..........................................      0.10
 Net realized and unrealized gains (losses) on investments with
  affiliates....................................................     (0.93)
                                                                    ------
 Total from Investment Activities...............................     (0.83)
                                                                    ------
Dividends
 Net investment income..........................................     (0.13)
                                                                    ------
 Total Dividends................................................     (0.13)
                                                                    ------
Net Asset Value, End of Period..................................    $ 9.10
                                                                    ======
Total Return (excludes redemption charge).......................     (8.30)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).................................    $    2
Ratio of expenses to average net assets.........................      1.71%(c)
Ratio of net investment income to average net assets............      1.58%(c)
Ratio of expenses to average net assets*........................      1.73%(c)
Portfolio turnover (d)..........................................     35.75%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. Realized gains distributed prior to date of commencement.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Conservative Growth Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                        For the Year Ended        October 2,
                                           September 30,            1997 to
                                      -------------------------  September 30,
                                       2001     2000     1999      1998 (a)
                                      -------  -------  -------  -------------
Net Asset Value, Beginning of
 Period.............................. $ 10.75  $ 10.43  $ 10.08     $ 10.00
                                      -------  -------  -------     -------
Investment Activities
 Net investment income...............    0.32     0.40     0.32        0.32
 Net realized and unrealized gains
  (losses) on investments with
  affiliates.........................   (1.00)    0.55     0.53        0.08
                                      -------  -------  -------     -------
 Total from Investment Activities....   (0.68)    0.95     0.85        0.40
                                      -------  -------  -------     -------
Dividends
 Net investment income...............   (0.32)   (0.41)   (0.33)      (0.32)
 Net realized gains..................   (0.38)   (0.22)   (0.17)         --
 In excess of net realized gains.....   (0.20)      --       --          --
                                      -------  -------  -------     -------
 Total Dividends.....................   (0.90)   (0.63)   (0.50)      (0.32)
                                      -------  -------  -------     -------
Net Asset Value, End of Period....... $  9.17  $ 10.75  $ 10.43     $ 10.08
                                      =======  =======  =======     =======
Total Return.........................  (6.77)%    9.31%    8.47%       3.95%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)...... $27,691  $31,808  $32,590     $23,773
Ratio of expenses to average net
 assets..............................    0.51%    0.41%    0.38%       0.47%(c)
Ratio of net investment income to
 average net assets..................    3.26%    3.75%    3.15%       3.12%(c)
Ratio of expenses to average net
 assets*.............................    0.71%    0.60%    0.58%       0.67%(c)
Portfolio turnover (d)...............   35.75%   38.27%   16.45%       4.28%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b)  Not annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Manager Moderate Growth Fund                          September 30, 2001

 Investment Companies (100.2%):

                                                            Shares     Value
                                                            ------- -----------
BB&T Balanced Fund......................................... 326,629 $ 3,671,314
BB&T Capital Appreciation Fund.............................  93,991     949,304
BB&T Intermediate Corporate Bond Fund...................... 202,456   2,137,933
BB&T Intermediate U.S. Government Bond Fund................ 412,004   4,280,725
BB&T International Equity Fund............................. 400,942   3,019,091
BB&T Large Company Growth Fund............................. 540,212   4,445,945
BB&T Large Company Value Fund.............................. 395,054   6,644,802
BB&T Mid Cap Value Fund.................................... 105,090   1,378,782
BB&T Short-Intermediate U.S. Government Income Fund........ 212,537   2,136,000
BB&T Small Company Growth Fund.............................  79,036     983,203
BB&T U.S. Treasury Money Market Fund....................... 921,823     921,823
                                                                    -----------
TOTAL INVESTMENT COMPANIES.................................          30,568,922
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $35,843,586) (a) -- 100.2%..........................          30,568,922
Liabilities in excess of other
 assets -- (0.2)%..........................................             (48,731)
                                                                    -----------
NET ASSETS -- 100.0%.......................................         $30,520,191
                                                                    ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $142,516. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $   312,604
  Unrealized depreciation.........................................  (5,729,784)
                                                                   -----------
  Net unrealized depreciation..................................... $(5,417,180)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investment in affiliates, at value (Cost $35,843,586)............. $30,568,922
Dividends receivable..............................................      56,534
Receivable for capital shares issued..............................      20,000
Prepaid expenses..................................................       3,199
                                                                   -----------
 Total Assets.....................................................  30,648,655
                                                                   -----------
Liabilities:
Dividends payable.................................................     114,240
Accrued expenses and other payables:
 Investment advisory fees.........................................       3,709
 Administration, transfer agent and fund accounting fees..........         498
 Distribution fees................................................       3,039
 Other............................................................       6,978
                                                                   -----------
 Total Liabilities................................................     128,464
                                                                   -----------
Net Assets:
Capital...........................................................  34,689,305
Dividends in excess of net investment income......................      (3,618)
Net realized gains on investments.................................   1,109,168
Net unrealized depreciation on investments........................  (5,274,664)
                                                                   -----------
Net Assets........................................................ $30,520,191
                                                                   ===========
Net Assets
 Class A Shares................................................... $ 2,206,428
 Class B Shares...................................................   3,095,782
 Class C Shares...................................................     177,843
 Trust Shares.....................................................  25,040,138
                                                                   -----------
 Total............................................................ $30,520,191
                                                                   ===========
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................     250,273
 Class B Shares...................................................     353,712
 Class C Shares...................................................      20,284
 Trust Shares.....................................................   2,839,060
                                                                   -----------
 Total............................................................   3,463,329
                                                                   ===========
Net asset value
 Class A Shares -- redemption price per share..................... $      8.82
 Class B Shares -- offering price and redemption price* per
  share...........................................................        8.75
 Class C Shares -- offering price and redemption price* per
  share...........................................................        8.77
 Trust Shares -- offering and redemption price per share..........        8.82
                                                                   ===========
Maximum Sales Charge -- Class A Shares............................        5.75%
                                                                   ===========
Maximum Offering Price (100%/(100% --
 Maximum Sales Charge) of net asset value adjusted to the nearest
 cent) per share -- Class A Shares................................ $      9.36
                                                                   ===========

* Redemption price per share varies by length of time shares are held.

 Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Dividend income from affiliates................................... $   928,124
                                                                   -----------
Expenses:
Investment advisory fees..........................................      74,050
Administration, transfer agent and fund accounting fees...........     113,377
Distribution fees -- Class A Shares...............................       8,678
Distribution fees -- Class B Shares...............................      15,646
Distribution fees -- Class C Shares...............................       1,215
Custodian fees....................................................       7,005
Other.............................................................      16,754
                                                                   -----------
 Total expenses before waivers....................................     236,725
 Less expenses waived by the Investment Advisor...................     (29,620)
 Less expenses waived by the Administrator and its affiliates.....     (33,958)
                                                                   -----------
 Net Expenses.....................................................     173,147
                                                                   -----------
Net Investment Income.............................................     754,977
                                                                   -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments with affiliates................    (274,674)
Net realized gain distributions from underlying funds.............   1,459,011
Change in unrealized appreciation/depreciation on investments.....  (6,436,076)
                                                                   -----------
Net realized/unrealized losses on investments.....................  (5,251,739)
                                                                   -----------
Change in net assets resulting from operations.................... $(4,496,762)
                                                                   ===========


              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Statements of Changes in Net Assets

                                                       For the       For the
                                                     Year Ended    Year Ended
                                                    September 30, September 30,
                                                        2001          2000
                                                    ------------- -------------
From Investment Activities:
Operations:
 Net investment income.............................  $   754,977   $   894,695
 Net realized gains (losses) on investments with
  affiliates.......................................     (274,674)      759,632
 Net realized gain distributions from underlying
  funds............................................    1,459,011     1,156,656
 Change in unrealized appreciation/depreciation on
  investments......................................   (6,436,076)      468,428
                                                     -----------   -----------
Change in net assets resulting from operations.....   (4,496,762)    3,279,411
                                                     -----------   -----------
Dividends to Class A Shareholders:
 Net investment income.............................      (39,889)      (36,513)
 Net realized gains from investments...............      (83,725)      (30,245)
 In excess of net investment income................           --          (210)
Dividends to Class B Shareholders:
 Net investment income.............................      (23,069)       (8,499)
 Net realized gains from investments...............      (37,489)       (5,681)
 In excess of net investment income................           --           (49)
Dividends to Class C Shareholders:
 Net investment income.............................       (1,137)           --
Dividends to Trust Class Shareholders:
 Net investment income.............................     (687,345)     (849,683)
 Net realized gains from investments...............   (1,839,389)     (742,081)
 In excess of net investment income................           --        (4,892)
                                                     -----------   -----------
Change in net assets from shareholder dividends....   (2,712,043)   (1,677,853)
                                                     -----------   -----------
Capital Transactions:
Change in net assets from capital transactions.....    7,254,014       241,827
                                                     -----------   -----------
Change in net assets...............................       45,209     1,843,385
Net Assets:
 Beginning of period...............................   30,474,982    28,631,597
                                                     -----------   -----------
 End of period.....................................  $30,520,191   $30,474,982
                                                     ===========   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                         For the Year Ended        January 29,
                                            September 30,            1998 to
                                        ------------------------  September 30,
                                         2001      2000    1999     1998 (a)
                                        -------   ------  ------  -------------
Net Asset Value, Beginning of Period... $ 11.25   $10.65  $ 9.85     $10.01
                                        -------   ------  ------     ------
Investment Activities
 Net investment income.................    0.23     0.31    0.22       0.15
 Net realized and unrealized gains
  (losses) on investments with
  affiliates...........................   (1.70)    0.89    1.06      (0.15)
                                        -------   ------  ------     ------
 Total from Investment Activities......   (1.47)    1.20    1.28         --
                                        -------   ------  ------     ------
Dividends
 Net investment income.................   (0.24)   (0.31)  (0.23)     (0.16)
 Net realized gains....................   (0.72)   (0.29)  (0.25)        --
                                        -------   ------  ------     ------
 Total Dividends.......................   (0.96)   (0.60)  (0.48)     (0.16)
                                        -------   ------  ------     ------
Net Asset Value, End of Period......... $  8.82   $11.25  $10.65     $ 9.85
                                        =======   ======  ======     ======
Total Return (excludes sales charge)...  (14.00)%  11.35%  13.07%      0.10%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)........ $ 2,206   $1,318  $1,635     $1,146
Ratio of expenses to average net
 assets................................    0.78%    0.74%   0.68%      0.93%(c)
Ratio of net investment income to
 average net assets....................    2.14%    2.67%   1.93%      1.93%(c)
Ratio of expenses to average net
 assets*...............................    1.23%    1.19%   1.13%      1.39%(c)
Portfolio turnover (d).................   24.24%   46.69%  17.33%      4.85%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of opperations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguising between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                             For the Year Ended     January 29,
                                               September 30,          1999 to
                                             --------------------- September 30,
                                               2001        2000      1999 (a)
                                             ---------   --------- -------------
Net Asset Value, Beginning of Period.......  $   11.21   $  10.64     $10.64
                                             ---------   --------     ------
Investment Activities
 Net investment income.....................       0.19       0.22       0.14
 Net realized and unrealized gains (losses)
  on investments with affiliates...........      (1.74)      0.88         --
                                             ---------   --------     ------
 Total from Investment Activities..........      (1.55)      1.10       0.14
                                             ---------   --------     ------
Dividends
 Net investment income.....................      (0.19)     (0.24)     (0.14)
 Net realized gains........................      (0.72)     (0.29)        --
                                             ---------   --------     ------
 Total Dividends...........................      (0.91)     (0.53)     (0.14)
                                             ---------   --------     ------
Net Asset Value, End of Period.............  $    8.75   $  11.21     $10.64
                                             =========   ========     ======
Total Return (excludes redemption charge)..     (14.82)%    10.45%      1.29%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)............  $   3,096   $    542     $  197
Ratio of expenses to average net assets....       1.55%      1.54%      1.47%(c)
Ratio of net investment income to average
 net assets................................       1.05%      1.94%      2.54%(c)
Ratio of expenses to average net assets*...       1.75%      1.69%      1.78%(c)
Portfolio turnover (d).....................      24.24%     46.69%     17.33%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                 February 1,
                                                                   2001 to
                                                                September 30,
                                                                  2001 (a)
                                                                -------------
Net Asset Value, Beginning of Period...........................    $ 10.23
                                                                   -------
Investment Activities
 Net investment income.........................................       0.05
 Net realized and unrealized losses on investments with
  affiliates...................................................      (1.45)
                                                                   -------
 Total from Investment Activities..............................      (1.40)
                                                                   -------
Dividends
 Net investment income.........................................      (0.06)
                                                                   -------
 Total Dividends...............................................      (0.06)
                                                                   -------
Net Asset Value, End of Period.................................    $  8.77
                                                                   =======
Total Return (excludes redemption charge)......................     (13.75)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)................................    $   178
Ratio of expenses to average net assets........................       1.55%(c)
Ratio of net investment income to average net assets...........       0.74%(c)
Ratio of expenses to average net assets *......................       1.75%(c)
Portfolio turnover (d).........................................      24.24%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. Realized gains distributed prior to date of commencement.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Moderate Growth Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                       For the Year Ended         October 2,
                                          September 30,             1997 to
                                     --------------------------  September 30,
                                      2001      2000     1999      1998 (a)
                                     -------   -------  -------  -------------
Net Asset Value, Beginning of
 Period............................. $ 11.25   $ 10.65  $  9.85     $ 10.00
                                     -------   -------  -------     -------
Investment Activities
 Net investment income..............    0.26      0.34     0.25        0.23
 Net realized and unrealized gains
  (losses) on investments with
  affiliates........................   (1.71)     0.89     1.05       (0.16)
                                     -------   -------  -------     -------
 Total from Investment Activities...   (1.45)     1.23     1.30        0.07
                                     -------   -------  -------     -------
Dividends
 Net investment income..............   (0.26)    (0.34)   (0.25)      (0.22)
 Net realized gains.................   (0.72)    (0.29)   (0.25)         --
                                     -------   -------  -------     -------
 Total Dividends....................   (0.98)    (0.63)   (0.50)      (0.22)
                                     -------   -------  -------     -------
Net Asset Value, End of Period...... $  8.82   $ 11.25  $ 10.65     $  9.85
                                     =======   =======  =======     =======
Total Return........................  (13.81)%   11.63%   13.34%       0.68%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)..... $25,040   $26,616  $26,800     $21,682
Ratio of expenses to average net
 assets.............................    0.51%     0.49%    0.43%       0.46%(c)
Ratio of net investment income to
 average net assets.................    2.67%     2.98%    2.17%       2.21%(c)
Ratio of expenses to average net
 assets*............................    0.71%     0.69%    0.63%       0.66%(c)
Portfolio turnover (d)..............   24.24%    46.69%   17.33%       4.85%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Manager Growth Fund                                   September 30, 2001

 Investment Companies (100.0%):

                                                            Shares     Value
                                                            ------- -----------
BB&T Balanced Fund......................................... 129,617 $ 1,456,890
BB&T Capital Appreciation Fund............................. 113,737   1,148,744
BB&T Intermediate Corporate Bond Fund......................  68,938     727,981
BB&T Intermediate U.S. Government Bond Fund................ 140,314   1,457,863
BB&T International Equity Fund............................. 484,230   3,646,255
BB&T Large Company Growth Fund............................. 748,548   6,160,550
BB&T Large Company Value Fund.............................. 547,697   9,212,268
BB&T Mid Cap Value Fund.................................... 127,646   1,674,709
BB&T Short-Intermediate U.S. Government Income Fund........  72,367     727,285
BB&T Small Company Growth Fund.............................  95,844   1,192,300
BB&T U.S. Treasury Money Market Fund....................... 695,595     695,595
                                                                    -----------
TOTAL INVESTMENT COMPANIES.................................          28,100,440
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $34,940,023) (a) -- 100.0%..........................          28,100,440
Liabilities in excess of other
 assets -- 0.0%............................................              (6,674)
                                                                    -----------
NET ASSETS -- 100.0%.......................................         $28,093,766
                                                                    ===========

---------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $85,064. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $    72,959
  Unrealized depreciation.........................................  (6,997,606)
                                                                   -----------
  Net unrealized depreciation..................................... $(6,924,647)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Statement of Assets and Liabilities

                                                              September 30, 2001

Assets:
Investment in affiliates, at value (Cost $34,940,023).............  $28,100,440
Dividends receivable from affiliates..............................       33,111
Prepaid expenses..................................................        3,161
                                                                    -----------
 Total Assets.....................................................   28,136,712
                                                                    -----------
Liabilities:
Dividends payable.................................................       33,048
Accrued expenses and other payables:
 Investment advisory fees.........................................        3,529
 Administration, transfer agent and fund accounting fees..........          458
 Distribution fees................................................        4,443
 Other............................................................        1,468
                                                                    -----------
 Total Liabilities................................................       42,946
                                                                    -----------
Net Assets:
Capital...........................................................   33,666,012
Dividends in excess of net investment income......................       (5,084)
Net realized gains on investments.................................    1,272,421
Net unrealized depreciation on investments in affiliates..........   (6,839,583)
                                                                    -----------
Net Assets........................................................  $28,093,766
                                                                    ===========
Net Assets
 Class A Shares...................................................  $ 2,510,981
 Class B Shares...................................................    4,720,362
 Class C Shares...................................................        7,594
 Trust Shares.....................................................   20,854,829
                                                                    -----------
 Total............................................................  $28,093,766
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................      296,913
 Class B Shares...................................................      560,934
 Class C Shares...................................................          903
 Trust Shares.....................................................    2,465,762
                                                                    -----------
 Total............................................................    3,324,512
                                                                    ===========
Net asset value
 Class A Shares -- redemption price per share.....................  $      8.46
 Class B Shares -- offering price and redemption price* per
  share...........................................................         8.42
 Class C Shares -- offering price and redemption price* per
  share...........................................................         8.41
 Trust Shares -- offering and redemption price per share..........         8.46
                                                                    ===========
Maximum Sales Charge -- Class A Shares............................         5.75%
                                                                    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $      8.98
                                                                    ===========

* Redemption price per share varies by length of time shares are held. Statement of Operations

                                           For the Year Ended September 30, 2001

Investment Income:
Dividend income from affiliates................................... $   709,166
Interest..........................................................          20
                                                                   -----------
 Total Investment Income..........................................     709,186
                                                                   -----------
Expenses:
Investment advisory fees..........................................      73,086
Administration, transfer agent and fund accounting fees...........     118,798
Distribution fees -- Class A Shares...............................      10,664
Distribution fees -- Class B Shares...............................      33,880
Distribution fees -- Class C Shares...............................          21
Custodian fees....................................................       6,297
Other.............................................................      29,098
                                                                   -----------
 Total expenses before waivers....................................     271,844
 Less expenses waived by the Investment Advisor...................     (29,234)
 Less expenses waived by the Administrator and its affiliates.....     (34,567)
                                                                   -----------
 Net Expenses.....................................................     208,043
                                                                   -----------
Net Investment Income.............................................     501,143
                                                                   -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments with affiliates................    (381,118)
Net realized gain distributions from underlying funds.............   1,764,210
Change in unrealized appreciation/depreciation on investments.....  (8,758,765)
                                                                   -----------
Net realized/unrealized losses on investments.....................  (7,375,673)
                                                                   -----------
Change in net assets resulting from operations.................... $(6,874,530)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Statements of Changes in Net Assets

                                                       For the       For the
                                                     Year Ended    Year Ended
                                                    September 30, September 30,
                                                        2001          2000
                                                    ------------- -------------
From Investment Activities:
Operations:
 Net investment income.............................  $   501,143   $   696,746
 Net realized gains (losses) on investments with
  affiliates.......................................     (381,118)      632,345
 Net realized gain distributions from underlying
  funds............................................    1,764,210     1,303,845
 Change in unrealized appreciation/depreciation on
  investments......................................   (8,758,765)    1,006,715
                                                     -----------   -----------
Change in net assets resulting from operations.....   (6,874,530)    3,639,651
                                                     -----------   -----------
Dividends to Class A Shareholders:
 Net investment income.............................      (30,498)      (30,523)
 Net realized gains from investments...............     (115,298)      (37,901)
 In excess of net investment income................           --          (227)
Dividends to Class B Shareholders:
 Net investment income.............................      (29,378)      (19,638)
 Net realized gains from investments...............     (153,266)      (10,483)
 In excess of net investment income................           --          (146)
Dividends to Class C Shareholders:
 Net investment income.............................           (1)           --
Dividends to Trust Class Shareholders:
 Net investment income.............................     (439,161)     (646,585)
 Net realized gains from investments...............   (1,749,659)     (812,805)
 In excess of net investment income................           --        (4,814)
                                                     -----------   -----------
Change in net assets from shareholder dividends....   (2,517,261)   (1,563,122)
Capital Transactions:
Change in net assets from capital transactions.....    7,348,352     2,843,972
                                                     -----------   -----------
Change in net assets...............................   (2,043,439)    4,920,501
Net Assets:
 Beginning of period...............................   30,137,205    25,216,704
                                                     -----------   -----------
 End of period.....................................  $28,093,766   $30,137,205
                                                     ===========   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                         For the Year Ended        January 29,
                                            September 30,            1998 to
                                        ------------------------  September 30,
                                         2001      2000    1999     1998 (a)
                                        -------   ------  ------  -------------
Net Asset Value, Beginning of Period..  $ 11.66   $10.79  $ 9.67     $ 9.93
                                        -------   ------  ------     ------
Investment Activities.................
 Net investment income................     0.16     0.25    0.15       0.10
 Net realized and unrealized gains
  (losses) on investments with
  affiliates..........................    (2.43)    1.24    1.46      (0.26)
                                        -------   ------  ------     ------
 Total from Investment Activities.....    (2.27)    1.49    1.61      (0.16)
                                        -------   ------  ------     ------
Dividends.............................
 Net investment income................    (0.16)   (0.26)  (0.17)     (0.10)
 Net realized gains...................    (0.77)   (0.36)  (0.32)        --
                                        -------   ------  ------     ------
 Total Dividends......................    (0.93)   (0.62)  (0.49)     (0.10)
                                        -------   ------  ------     ------
Net Asset Value, End of Period........  $  8.46   $11.66  $10.79     $ 9.67
                                        =======   ======  ======     ======
Total Return (excludes sales charge)..   (20.86)%  14.02%  16.81%     (1.45)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).......  $ 2,511   $1,606  $  990     $  276
Ratio of expenses to average net
 assets...............................     0.84%    0.70%   0.69%      0.90%(c)
Ratio of net investment income to
 average net assets...................     1.35%    2.24%   1.24%      1.16%(c)
Ratio of expenses to average net
 assets *.............................     1.29%    1.14%   1.14%      1.38%(c)
Portfolio turnover (d)................    27.33%   43.28%  17.93%      7.69%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                                   For the
                                                  Year Ended       January 29,
                                                September 30,        1999 to
                                                ----------------  September 30,
                                                 2001      2000     1999 (a)
                                                -------   ------  -------------
Net Asset Value, Beginning of Period........... $ 11.64   $10.79     $10.69
                                                -------   ------     ------
Investment Activities
 Net investment income.........................    0.09     0.17       0.10
 Net realized and unrealized gains (losses) on
  investments with affiliates..................   (2.42)    1.24       0.10
                                                -------   ------     ------
 Total from Investment Activities..............   (2.33)    1.41       0.20
                                                -------   ------     ------
Dividends
 Net investment income.........................   (0.12)   (0.20)     (0.10)
 Net realized gains............................   (0.77)   (0.36)        --
                                                -------   ------     ------
 Total Dividends...............................   (0.89)   (0.56)     (0.10)
                                                -------   ------     ------
Net Asset Value, End of Period................. $  8.42   $11.64     $10.79
                                                =======   ======     ======
Total Return (excludes redemption charge)......  (21.44)%  13.23%      1.87%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)................ $ 4,720   $1,993     $  163
Ratio of expenses to average net assets........    1.60%    1.45%      1.94%(c)
Ratio of net investment income to average net
 assets........................................    0.45%    1.49%      1.16%(c)
Ratio of expenses to average net assets*.......    1.80%    1.64%      2.14%(c)
Portfolio turnover (d).........................   27.33%   43.28%     17.93%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                            February 1,
                                              2001 to
                                           September 30,
                                             2001 (a)
                                           -------------
Net Asset Value, Beginning of Period.....     $ 10.41
                                              -------
Investment Activities
 Net investment loss.....................       (0.01)
 Net realized and unrealized losses on
  investments with affiliates............       (1.98)
                                              -------
 Total from Investment Activities........       (1.99)
                                              -------
Dividends
 Net investment income...................       (0.01)
                                              -------
 Total Dividends.........................       (0.01)
                                              -------
Net Asset Value, End of Period...........     $  8.41
                                              =======
Total Return (excludes redemption
 charge).................................      (19.16)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).............  $     8
Ratio of expenses to average net assets..        1.68%(c)
Ratio of net investment loss to average
 net assets..............................       (0.30)%(c)
Ratio of expenses to average net
 assets*.................................        1.86%(c)
Portfolio turnover (d)...................       27.33%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations. Realized gains distributed prior to date of commencement.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Growth Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

                                      For the Year Ended         October 2,
                                         September 30,             1997 to
                                    --------------------------  September 30,
                                     2001      2000     1999      1998 (a)
                                    -------   -------  -------  -------------
Net Asset Value, Beginning of
 Period............................ $ 11.66   $ 10.79  $  9.68     $ 10.00
                                    -------   -------  -------     -------
Investment Activities
 Net investment income.............    0.18      0.29     0.17        0.16
 Net realized and unrealized gains
  (losses) on investments with
  affiliates.......................   (2.43)     1.23     1.45       (0.32)
                                    -------   -------  -------     -------
 Total from Investment Activities..   (2.25)     1.52     1.62       (0.16)
                                    -------   -------  -------     -------
Dividends
 Net investment income.............   (0.18)    (0.29)   (0.19)      (0.16)
 Net realized gains................   (0.77)    (0.36)   (0.32)         --
                                    -------   -------  -------     -------
 Total Dividends...................   (0.95)    (0.65)   (0.51)      (0.16)
                                    -------   -------  -------     -------
Net Asset Value, End of Period..... $  8.46   $ 11.66  $ 10.79     $  9.68
                                    =======   =======  =======     =======
Total Return.......................  (20.68)%   14.28%   16.96%      (1.72)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000).... $20,855   $26,538  $24,063     $21,370
Ratio of expenses to average net
 assets............................    0.57%     0.45%    0.46%       0.47%(c)
Ratio of net investment income to
 average net assets................    1.93%     2.49%    1.43%       1.53%(c)
Ratio of expenses to average net
 assets*...........................    0.77%     0.64%    0.66%       0.67%(c)
Portfolio turnover (d).............   27.33%    43.28%   17.93%       7.69%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS                                     Schedule of Portfolio Investments
Capital Manager Aggressive Growth Fund                        September 30, 2001

 Investment Companies (99.9%):

                                                            Shares     Value
                                                            ------- -----------
BB&T Capital Appreciation Fund.............................  66,139 $   668,002
BB&T International Equity Fund............................. 281,490   2,119,618
BB&T Large Company Growth Fund............................. 461,437   3,797,624
BB&T Large Company Value Fund.............................. 337,578   5,678,067
BB&T Mid Cap Value Fund....................................  74,328     975,178
BB&T Small Company Growth Fund.............................  55,290     687,812
BB&T U.S. Treasury Money Market Fund....................... 462,689     462,689
                                                                    -----------
TOTAL INVESTMENT COMPANIES.................................          14,388,990
                                                                    -----------
TOTAL INVESTMENTS IN AFFILIATES
 (Cost $15,962,795) (a) -- 99.9%...........................          14,388,990
Other assets in excess of
 liabilities -- 0.1%.......................................              13,821
                                                                    -----------
NET ASSETS -- 100.0%.......................................         $14,402,811
                                                                    ===========

(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized depreciation of securities as follows:

  Unrealized appreciation......................................... $     5,565
  Unrealized depreciation.........................................  (1,579,370)
                                                                   -----------
  Net unrealized depreciation..................................... $(1,573,805)
                                                                   ===========

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Statement of Assets and Liabilities

                                                             September 30, 2001

Assets:
Investments, at value (Cost $15,962,795)..........................  $14,388,990
Dividends receivable from affiliates..............................       10,652
Prepaid expenses..................................................        5,841
                                                                    -----------
 Total Assets.....................................................   14,405,483
                                                                    -----------
Liabilities:
Accrued expenses and other payables:
 Investment advisory fees.........................................        1,801
 Administration, transfer agent and fund accounting fees..........          234
 Distribution fees................................................          637
                                                                    -----------
 Total Liabilities................................................        2,672
                                                                    -----------
Net Assets:
Capital...........................................................   16,062,510
Net realized losses on investments................................      (85,894)
Net unrealized depreciation on investments in affiliates..........   (1,573,805)
                                                                    -----------
Net Assets........................................................  $14,402,811
                                                                    ===========
Net Assets
 Class A Shares...................................................  $   184,566
 Class B Shares...................................................      753,809
 Class C Shares...................................................          892
 Trust Shares.....................................................   13,463,544
                                                                    -----------
 Total............................................................  $14,402,811
                                                                    ===========
Outstanding units of beneficial interest (shares)
 Class A Shares...................................................       20,600
 Class B Shares...................................................       84,417
 Class C Shares...................................................          100
 Trust Shares.....................................................    1,500,640
                                                                    -----------
 Total............................................................    1,605,757
                                                                    ===========
Net asset value
 Class A Shares -- redemption price per share.....................  $      8.96
 Class B Shares -- offering price and redemption price* per
  share...........................................................         8.93
 Class C Shares -- offering price and redemption price* per
  share...........................................................         8.92
 Trust Shares -- offering and redemption price per share..........         8.97
                                                                    ===========
Maximum Sales Charge -- Class A Shares............................         5.75%
                                                                    ===========
Maximum Offering Price (100%/(100% -- Maximum Sales Charge) of net
 asset value adjusted to the nearest cent) per share -- Class A
 Shares...........................................................  $      9.51
                                                                    ===========

* Redemption price per share varies by length of time shares are held. Statement of Operations

                   For the Period from March 19, 2001 to September 30, 2001 (a)

Investment Income:
Dividend income from affiliates................................... $    66,497
                                                                   -----------
Expenses:
Investment advisory fees..........................................      20,828
Administration, transfer agent and fund accounting fees...........      43,185
Distribution fees -- Class A Shares...............................         291
Distribution fees -- Class B Shares...............................       1,870
Distribution fees -- Class C Shares...............................           6
Custodian fees....................................................       1,335
Other.............................................................      11,644
                                                                   -----------
 Total expenses before waivers....................................      79,159
 Less expenses waived by the Investment Advisor...................      (8,331)
 Less expenses waived by the Administrator and its affiliates.....      (8,478)
                                                                   -----------
 Net Expenses.....................................................      62,350
                                                                   -----------
Net Investment Income.............................................       4,147
                                                                   -----------
Realized/Unrealized Gains (Losses) on Investments:
Net realized losses on investments with affiliates................     (85,894)
Change in unrealized appreciation/depreciation on investments.....  (1,573,805)
                                                                   -----------
Net realized/unrealized losses on investments.....................  (1,659,699)
                                                                   -----------
Change in net assets resulting from operations.................... $(1,655,552)
                                                                   ===========

(a) Period from commencement of operations.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Statement of Changes in Net Assets

                                                                     March 19,
                                                                      2001 to
                                                                   September 30,
                                                                     2001 (a)
                                                                   -------------
From Investment Activities:
Operations:
 Net investment income............................................  $     4,147
 Net realized losses on investments with affiliates...............      (85,894)
 Change in unrealized appreciation/depreciation on investments....   (1,573,805)
                                                                    -----------
Change in net assets resulting from operations....................   (1,655,552)
                                                                    -----------
Dividends to Class A Shareholders:
 Net investment income............................................           (8)
Dividends to Trust Class Shareholders:
 Net investment income............................................       (4,144)
 In excess of net investment income...............................       (8,921)
                                                                    -----------
Change in net assets from shareholder dividends...................      (13,073)
                                                                    -----------
Capital Transactions:
Change in net assets from capital transactions....................   16,071,436
                                                                    -----------
Change in net assets..............................................   14,402,811
Net Assets:
 Beginning of period..............................................           --
                                                                    -----------
 End of period....................................................  $14,402,811
                                                                    ===========

(a) Period from commencement of operations.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Financial Highlights, Class A Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  March 19,
                                                                   2001 to
                                                                September 30,
                                                                  2001 (a)
                                                                -------------
Net Asset Value, Beginning of Period...........................    $ 10.00
                                                                   -------
Investment Activities
 Net investment income.........................................       --(b)
 Net realized and unrealized losses on investments with
  affiliates...................................................      (1.03)
                                                                   -------
 Total from Investment Activities..............................      (1.03)
                                                                   -------
Dividends......................................................
 Net investment income.........................................      (0.01)
                                                                   -------
 Total Dividends...............................................      (0.01)
                                                                   -------
Net Asset Value, End of Period.................................    $  8.96
                                                                   =======
Total Return (excludes sales charge)...........................     (10.35)%(c)
Ratios/Supplementary Data:
Net Assets, End of Period (000)................................    $   185
Ratio of expenses to average net assets........................       1.12%(d)
Ratio of net investment loss to average net assets.............      (0.28)%(d)
Ratio of expenses to average net assets*.......................       1.57%(d)
Portfolio turnover (e).........................................      10.10%(c)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Net investment income per share was less than $0.005.
(c) Not annualized.
(d) Annualized.
(e) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Financial Highlights, Class B Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  March 19,
                                                                   2001 to
                                                                September 30,
                                                                  2001 (a)
                                                                -------------
Net Asset Value, Beginning of Period...........................    $ 10.00
                                                                   -------
Investment Activities
 Net investment loss...........................................      (0.02)
 Net realized and unrealized losses on investments with
  affiliates...................................................      (1.05)
                                                                   -------
 Total from Investment Activities..............................      (1.07)
                                                                   -------
Net Asset Value, End of Period.................................    $  8.93
                                                                   =======
Total Return (excludes redemption charge)......................     (10.70)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)................................    $   754
Ratio of expenses to average net assets........................       1.93%(c)
Ratio of net investment loss to average net assets.............      (1.05)%(c)
Ratio of expenses to average net assets*.......................       2.13%(c)
Portfolio turnover (d).........................................      10.10%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Financial Highlights, Class C Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  March 19,
                                                                   2001 to
                                                                September 30,
                                                                  2001 (a)
                                                                -------------
Net Asset Value, Beginning of Period...........................    $ 10.00
                                                                   -------
Investment Activities..........................................
 Net investment loss...........................................      (0.06)
 Net realized and unrealized losses on investments with
  affiliates...................................................      (1.02)
                                                                   -------
 Total from Investment Activities..............................      (1.08)
                                                                   -------
Net Asset Value, End of Period.................................    $  8.92
                                                                   =======
Total Return (excludes redemption charge)......................     (10.80)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)................................    $     1
Ratio of expenses to average net assets........................       1.87%(c)
Ratio of net investment loss to average net assets.............      (1.12)%(c)
Portfolio turnover (d).........................................      10.10%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

              See accompanying notes to the financial statements.

BB&T FUNDS
Capital Manager Aggressive Growth Fund

 Financial Highlights, Trust Shares

Selected data for a share of beneficial interest outstanding throughout the period indicated.

                                                                  March 19,
                                                                   2001 to
                                                                September 30,
                                                                  2001 (a)
                                                                -------------
Net Asset Value, Beginning of Period...........................    $ 10.00
                                                                   -------
Investment Activities
 Net investment income.........................................       0.01
 Net realized and unrealized losses on investments with
  affiliates...................................................      (1.03)
                                                                   -------
 Total from Investment Activities..............................      (1.02)
                                                                   -------
Dividends
 Net investment income.........................................         --(e)
 In excess of net investment income............................      (0.01)
                                                                   -------
 Total Dividends...............................................      (0.01)
                                                                   -------
Net Asset Value, End of Period.................................    $  8.97
                                                                   =======
Total Return...................................................     (10.22)%(b)
Ratios/Supplementary Data:
Net Assets, End of Period (000)................................    $13,464
Ratio of expenses to average net assets........................       0.72%(c)
Ratio of net investment income to average net assets...........       0.08%(c)
Ratio of expenses to average net assets*.......................       0.92%(c)
Portfolio turnover (d).........................................      10.10%(b)

The expense ratios noted above do not include the effect of the expenses of the underlying funds.

* During the period, certain fees were voluntarily reduced or reimbursed. If such voluntary fee reductions or reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.
(e) Distributions were less than 0.005 per share.

              See accompanying notes to the financial statements.

BB&T FUNDS

                         Notes to Financial Statements
                               September 30, 2001

1. Organization:

  The BB&T Funds commenced operations on October 5, 1992 and are registered under the Investment Company Act of 1940, as amended ("the 1940 Act"), as a diversified, open-end investment company established as a Massachusetts business trust.

  The BB&T Funds offer shares of the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, the Balanced Fund, the Capital Appreciation Fund, the Large Company Value Fund (formerly known as the Growth and Income Stock
Fund), the Large Company Growth Fund, the Mid Cap Value Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Aggressive Growth Fund (referred to individually as a "Fund" and collectively as the "Funds"). The Prime Money Market Fund and the U.S. Treasury Money Market Fund are referred to as the "Money Market Funds". The Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, and the Capital Manager Aggressive Growth Fund are referred to as the "Funds of Funds".

  The Funds offer up to four classes of shares: Class A Shares, Class B Shares, Class C Shares, which began operations on February 1, 2001, and Trust Shares. Class B Shares are currently only offered in the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the Balanced Fund, the Capital Appreciation Fund, the Large Company Growth Fund, the Large Company Value Fund, the Mid Cap Value Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Manager Conservative Growth Fund, the Capital Manager Moderate Growth Fund, the Capital Manager Growth Fund, the Capital Manager Aggressive Growth Fund. Class C Shares are currently offered in the same Funds as Class B Shares with the exception of the Prime Money Market Fund and U.S. Treasury Money Market Fund.

  Each class of shares has identical rights and privileges except with respect to the fees paid under the distribution plan, voting rights on matters affecting a single class of shares and the exchange privilege of each class of shares.

2. Reorganization:

  The Funds entered into an Agreement and Plan of Reorganization with the The Arbor Fund (individually, "OVB Fund", collectively the "OVB Funds") pursuant to which all of the assets and liabilities of each OVB Fund transferred to a corresponding BB&T Fund in exchange for shares of the Funds. Each OVB Fund listed below transferred all of its assets and liabilities to the corresponding Fund identified opposite its name in exchange for shares of such Fund and subsequently changed its fiscal year to September 30:

            The Arbor Fund                         BB&T Funds
            --------------                         ----------
      OVB Prime Obligations
       Portfolio................  BB&T Prime Money Market Fund
      OVB Government Securities
       Portfolio................  BB&T Intermediate U.S. Government Bond Fund
      OVB West Virginia Tax-
       Exempt Income Portfolio..  BB&T West Virginia Intermediate Tax-Free Fund
      OVB Capital Appreciation
       Portfolio................  BB&T Capital Appreciation Fund
      OVB Equity Income
       Portfolio................  BB&T Mid Cap Value Fund

  The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was completed on July 23, 2001 and was approved by shareholders of the OVB Funds at a Special Meeting of Shareholders held on July 16, 2001. The following

                                   Continued

BB&T FUNDS

                               September 30, 2001

is a summary of shares outstanding, net assets, net asset value per share, and net unrealized appreciation immediately before and after the reorganization:

                                Before Reorganization         After Reorganization
                         ------------------------------------ ---------------------
                             OVB Prime                             BB&T Prime
                            Obligations     BB&T Prime Money      Money Market
                             Portfolio        Market Fund             Fund
                         ----------------- ------------------ ---------------------
Class A Shares (a)
 Shares.................      7,479,582        399,924,609         407,405,187
 Net Assets.............    $ 7,480,591       $399,925,282        $407,405,873
 Net Asset Value........    $      1.00       $       1.00        $       1.00
Trust Shares (b)
 Shares.................     80,096,970        160,263,489         240,349,317
 Net Assets.............    $80,085,365       $160,262,562        $240,347,927
 Net Asset Value........    $      1.00       $       1.00        $       1.00

                                Before Reorganization           After Reorganization
                         ------------------------------------ -------------------------
                          OVB Government   BB&T Intermediate    BB&T Intermediate
                            Securities      U.S. Government   U.S. Government Bond
                             Portfolio         Bond Fund              Fund
                         ----------------- ------------------ ---------------------
Class A Shares (a)
 Shares.................        142,988            302,239             440,668
 Net Assets.............    $ 1,404,254       $  3,065,988        $  4,470,242
 Net Asset Value........    $      9.82       $      10.14        $      10.14
Trust Shares (b)
 Shares.................      3,725,366         22,077,694          25,677,196
 Net Assets.............    $36,559,299       $224,237,965        $260,797,264
 Net Asset Value........    $      9.81       $      10.16        $      10.16
Net unrealized
 appreciation...........    $   776,350       $  5,931,402        $  6,707,752

                                Before Reorganization         After Reorganization
                         ------------------------------------ ---------------------
                         OVB West Virginia BB&T West Virginia  BB&T West Virginia
                         Tax-Exempt Income    Intermediate    Intermediate Tax-Free
                             Portfolio       Tax-Free Fund            Fund
                         ----------------- ------------------ ---------------------
Class A Shares (a)
 Shares.................        788,037                 --             788,037
 Net Assets.............    $ 7,821,906       $         --        $  7,821,906
 Net Asset Value........    $      9.93       $         --        $       9.93
Trust Shares (b)
 Shares.................      7,588,842                 --           7,588,842
 Net Assets.............    $75,369,486       $         --        $ 75,369,486
 Net Asset Value........    $      9.93       $         --        $       9.93
Net unrealized
 appreciation...........    $ 2,676,587       $         --        $  2,676,587

                                   Continued

BB&T FUNDS

                               September 30, 2001


                                   Before Reorganization           After Reorganization
                         ----------------------------------------- --------------------
                                 OVB                  BB&T                 BB&T
                         Capital Appreciation Capital Appreciation Capital Appreciation
                              Portfolio               Fund                 Fund
                         -------------------- -------------------- --------------------
Class A Shares (a)
 Shares.................         777,539               --                  777,539
 Net Assets.............     $ 9,037,571              $--              $ 9,037,571
 Net Asset Value........     $     11.62              $--              $     11.62
Trust Shares (b)
 Shares.................       8,059,719               --                8,059,719
 Net Assets.............     $96,479,984              $--              $96,479,984
 Net Asset Value........     $     11.97              $--              $     11.97
Net unrealized
 appreciation...........     $11,398,265              $--              $11,398,265

                                   Before Reorganization           After Reorganization
                         ----------------------------------------- --------------------
                                 OVB                                       BB&T
                            Equity Income             BB&T            Mid Cap Value
                              Portfolio        Mid Cap Value Fund          Fund
                         -------------------- -------------------- --------------------
Class A Shares (a)
 Shares.................         348,981               --                  348,981
 Net Assets.............     $ 5,032,970              $--              $ 5,032,970
 Net Asset Value........     $     14.42              $--              $     14.42
Trust Shares (b)
 Shares.................       4,218,151               --                4,218,151
 Net Assets.............     $60,860,531              $--              $60,860,531
 Net Asset Value........     $     14.43              $--              $     14.43
Net unrealized
 appreciation...........     $ 9,044,693              $--              $ 9,044,693

(a) Effective July 23, 2001 the OVB Funds Class B Shares merged into the BB&T Class A Shares.
(b) Effective July 23, 2001 the OVB Funds Class A Shares merged into the BB&T Trust Shares.

3. Significant Accounting Policies:

  The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

  Investments of the Money Market Funds are valued at amortized cost, which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

  Investments in common stocks, commercial paper, corporate bonds, municipal securities, U.S. Government securities, and U.S. Government agency securities of the non-Money Market Funds are valued at their market values determined on the latest available bid prices in the principal market (closing sales prices if the principal market is an exchange) in which such securities are normally traded. The Funds, excluding the Money Market Funds, may also use an independent pricing service approved by the Board of Trustees to value certain securities. Such prices reflect market values which may be established through the use of electronic and matrix techniques. Short-term obligations that mature in 60 days or less are valued at amortized cost, which approximates market value. Investments in investment companies are valued at their respective net asset values as reported by such companies. The differences between cost and market values of investments are reflected as either unrealized appreciation or depreciation.

                                   Continued

BB&T FUNDS

                               September 30, 2001


Foreign Currency Translation:

  The accounting records of the International Equity Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The International Equity Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Risks Associated with Foreign Securities and Currencies:

  Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

Forward Foreign Currency Exchange Contracts:

  The International Equity Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of Fund securities denominated in a particular currency. The Fund could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

  Each Fund, with the exception of the Money Market Funds, may invest in financial futures contracts for the purpose of hedging their existing Fund securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as "variation margin," are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying security. The Fund recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Securities Transactions and Related Income:

  Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro-rata amortization/accretion of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

When-Issued and Forward Commitments:

  The Funds, with the exception of the U.S. Treasury Money Market Fund, may purchase securities on a "when-issued" basis. The Prime Money Market Fund, the Large Company Growth Fund, the Small Company Growth Fund, the International Equity Fund, the Capital Appreciation Fund, and the Mid Cap Value Fund may also purchase or sell securities on a forward commitment basis. The Funds record when-issued securities on the trade date and pledge assets with a market value at least equal to the purchase commitment for payment of the securities purchased. The value of the securities underlying when-issued or forward commitments to purchase securities, and any subsequent fluctuation in their value, is taken into account when

                                   Continued

BB&T FUNDS

                               September 30, 2001

determining the net asset value of the Funds commencing with the date the Funds agree to purchase the securities. The Funds do not accrue interest or dividends on "when-issued" securities until the underlying securities are received.

Repurchase Agreements:

  Each Fund may enter into repurchase agreements with member banks of the Federal Deposit Insurance Corporation and with registered broker/dealers that BB&T deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller's agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Fund securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Funds' custodian, another qualified custodian, or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Loans:

  Each Fund, except the Prime Money Market Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund, and the Fund of Funds, may lend up to 33 1/3% of its total assets pursuant to agreements. A Fund may lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T and/or a Fund's respective Sub-Adviser has determined are creditworthy under guidelines established by the BB&T Funds' Board of Trustees. The Funds receive compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral, which consists of cash, securities issued or guaranteed by the U.S. Government or its agencies at least equal, at all times, to the value of the securities loaned plus accrued interest. Gains or losses in the value of the securities loaned that may occur during the term of the loan will be for the account of the Funds.

  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by BB&T to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of BB&T, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. As of September 31, 2001, the following Funds had securities with the following market values on loan:

                                         Market Value Market Value   Average
                                              of       of Loaned   Market Value
                                          Collateral   Securities    on Loan
                                         ------------ ------------ ------------
      U.S. Treasury Money Market Fund..  $         -- $         -- $57,219,355
      Short-Intermediate U.S.
       Government Income Fund..........     2,775,000    2,717,875  14,635,013
      Intermediate U.S. Government Bond
       Fund............................    16,525,000   16,212,200  38,303,474
      Intermediate Corporate Bond
       Fund............................            --           --   1,149,980
      Balanced Fund....................            --           --   3,010,148
      Large Company Value Fund.........   118,133,800  116,907,655  60,698,660
      Large Company Growth Fund........    51,102,700   50,235,109  29,077,647
      Small Company Growth Fund........     8,342,600    8,407,412  13,551,992

  The Fund received cash collateral for securities loaned. This cash was invested in commercial paper, variable rate notes, and investment companies at September 30, 2001. As of September 30, 2001 the Small Company Growth Fund's collateral was deficient due to the daily mark to market. The Fund received the appropriate collateral on the next business day.

Expense Allocation:

  Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all Funds daily in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.


                                   Continued

BB&T FUNDS

                               September 30, 2001

Organization Expenses:

  Costs incurred in connection with the organization and initial registration of the Capital Manager Aggressive Growth Fund were expensed as incurred.

Dividends to Shareholders:

  Dividends from net investment income are declared daily and paid monthly for the Prime Money Market Fund, the U.S. Treasury Money Market Fund, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, and the West Virginia Intermediate Tax-Free Fund. Dividends from net investment income are declared and paid monthly for the Large Company Value Fund, the Balanced Fund and the Mid Cap Value Fund. Dividends from net investment income are declared and paid quarterly for the Large Company Growth Fund, the Capital Appreciation Fund, the Small Company Growth Fund, the International Equity Fund, and the Funds of Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclass of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

  Dividends to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

  It is the policy of the Funds to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for federal income tax is required.

Change in Accounting Principle:

  In November 2000, the American Institute of Certified Public Accountants (AIPCA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective for financial statements issued for fiscal years beginning after December 15, 2000. One of the new provisions in the Guide requires investment companies to amortize premiums and accrete discounts on fixed income securities.

  As required, effective October 1, 2001, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund, the North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, the West Virginia Intermediate Tax-Free Fund and the Balanced Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on all debt securities. Prior to October 1, 2001, the Short-Intermediate U.S. Government Income Fund, the Intermediate U.S. Government Bond Fund, the Intermediate Corporate Bond Fund and the Balanced Fund did not amortize premiums or accrete discounts on fixed income securities. The North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund and the West Virginia Intermediate Tax-Free Fund did amortize premiums and accrete original issue discounts but not market discounts.


                                   Continued

BB&T FUNDS

                               September 30, 2001


  The October 1, 2001 adjustment for the amortization and accretion on debt securities was made to increase (decrease) such amounts:

                                          Amortized         Unrealized
                                            Cost     Appreciation/Depreciation
                                          ---------  -------------------------
      Short-Intermediate U.S. Government
       Income Fund......................  $ (52,278)         $ 52,278
      Intermediate U.S. Government Bond
       Fund.............................   (129,142)          129,142
      Intermediate Corporate Bond Fund..     85,892           (85,892)
      North Carolina Intermediate Tax-
       Free Fund........................     11,471           (11,471)
      South Carolina Intermediate Tax-
       Free Fund........................      8,121            (8,121)
      Virginia Intermediate Tax-Free
       Fund.............................      8,827            (8,827)
      West Virginia Intermediate Tax-
       Free Fund........................     41,001           (41,001)
      Balanced Fund.....................    (24,540)           24,540

4. Purchases and Sales of Securities:

  Purchases and sales of securities (excluding short-term securities) for the period ended September 30, 2001 are as follows:

                                                     Purchases      Sales
                                                    ------------ ------------
      Short-Intermediate U.S. Government Income
       Fund........................................ $166,055,997 $174,199,198
      Intermediate U.S. Government Bond Fund.......  262,385,218  184,683,501
      Intermediate Corporate Bond Fund.............  174,466,182  149,796,736
      North Carolina Intermediate Tax-Free Fund....   55,496,156   44,870,966
      South Carolina Intermediate Tax-Free Fund....    6,888,029    5,924,410
      Virginia Intermediate Tax-Free Fund..........   22,973,715   28,591,841
      West Virginia Intermediate Tax-Free Fund (a)
       ............................................   12,557,854   13,149,116
      Balanced Fund................................  143,144,080  154,301,943
      Capital Appreciation Fund (a) ...............  110,957,992   94,400,046
      Large Company Value Fund.....................  141,063,554   98,490,009
      Large Company Growth Fund....................  253,282,532  171,433,056
      Mid Cap Value Fund (a).......................   29,755,142   18,263,056
      Small Company Growth Fund....................  495,837,439  451,690,815
      International Equity Fund....................  209,916,239  172,201,419
      Capital Manager Conservative Growth Fund.....   11,333,843   10,571,918
      Capital Manager Moderate Growth Fund.........   13,943,505    6,894,000
      Capital Manager Growth Fund..................   15,433,586    7,642,000
      Capital Aggressive Growth Fund (b)...........   17,088,000    1,502,000

(a)  For the period from February 1, 2001 to September 30, 2001.
(b) For the period from March 19, 2001 (commencement of operations) to September 30, 2001.

                                   Continued

BB&T FUNDS

                               September 30, 2001


5. Related Party Transactions:

  Investment advisory services are provided to the Funds by BB&T Asset Management, LLC ("BB&T"). Under the terms of the Investment Advisory agreement, BB&T is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds.

  Pursuant to a Sub-Advisory Agreement with BB&T, BlackRock Financial Management, Inc., an indirect wholly-owned subsidiary of PNC Bank, National Association ("PNC Bank") manages the Small Company Growth Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, BlackRock International, Ltd. serves as the Sub-Advisor to the International Equity Fund. Under the agreement, BlackRock International, Ltd. manages the International Equity Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. Pursuant to a Sub-Advisory agreement with BB&T, Federated Investment Management Company ("Federated") serves as the Sub-Advisor to the Prime Money Market Fund. Under the agreement, Federated manages the Prime Money Market Fund subject to the general supervision of the Funds' Board of Trustees and BB&T. For their services, Sub-Advisors are entitled to a fee, payable by BB&T.

  Information regarding these transactions is as follows for the period ended September 30, 2001:

                                                                          Annual
                                                                           Fee
                                                                           Rate
                                                                          ------
      Prime Money Market Fund............................................   .40%
      U.S. Treasury Money Market Fund....................................   .40%
      Short-Intermediate U.S. Government Income Fund.....................   .60%
      Intermediate U.S. Government Bond Fund.............................   .60%
      Intermediate Corporate Bond Fund...................................   .60%
      North Carolina Intermediate Tax-Free Fund..........................   .60%
      South Carolina Intermediate Tax-Free Fund..........................   .60%
      Virginia Intermediate Tax-Free Fund................................   .60%
      West Virginia Intermediate Tax-Free Fund...........................   .45%
      Balanced Fund......................................................   .74%
      Capital Appreciation Fund..........................................   .74%
      Large Company Value Fund...........................................   .74%
      Large Company Growth Fund..........................................   .74%
      Mid Cap Value Fund.................................................   .74%
      Small Company Growth Fund..........................................  1.00%
      International Equity Fund..........................................  1.00%
      Capital Manager Conservative Growth Fund...........................   .25%
      Capital Manager Moderate Growth Fund...............................   .25%
      Capital Manager Growth Fund........................................   .25%
      Capital Manager Aggressive Growth Fund.............................   .25%

  BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio Limited Partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of the BISYS Group, Inc. BISYS, with whom certain trustees and officers of the Funds are affiliated, serves the Funds as administrator, distributor, fund accountant and the transfer agent. Such officers and trustees are paid no fees directly by the Funds for serving as officers of the Funds. In accordance with an agreement effective as of July 1, 2000, BISYS and BISYS Ohio began receiving compensation for providing administration, fund accounting and transfer agency services at an all inclusive fee at a rate of 0.25% of the average net assets of each fund. The fee is accrued daily and payable on a monthly basis.

                                   Continued

BB&T FUNDS

                               September 30, 2001


  The Funds have adopted a Distribution and Shareholder Services Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides for payments to the distributor of up to 0.50%, 1.00%, and 1.00% of the average daily net assets of the Class A Shares, Class B Shares, and Class C Shares, respectively. For the West Virginia Intermediate Tax-Free Fund, the Capital Appreciation Fund, and the Mid Cap Value Fund the Plan provides for payments to the distributor of up to 0.25% of the average daily net assets of the Class A Shares. The fees may be used by BISYS to pay banks, including the advisor, broker dealers and other institutions. As distributor, BISYS is entitled to receive commissions on sales of shares of the variable net asset value funds. For the year ended September 30, 2001, BISYS received $280,360 from commissions earned on sales of shares of the Funds' variable net asset value funds, of which $277,688 was allowed to affiliated broker/dealers of the Funds.

6. Concentration of Credit Risk:

  The North Carolina Intermediate Tax-Free Fund, the South Carolina Intermediate Tax-Free Fund, the Virginia Intermediate Tax-Free Fund, and the West Virginia Intermediate Tax-Free Fund invest primarily in debt instruments of municipal issuers in their respective states. The issuers' abilities to meet their obligations may be affected by economic developments in a specific state or region.

                                   Continued

BB&T FUNDS

                               September 30, 2001

7. Capital Share Transactions:

  The BB&T Funds are authorized to issue an unlimited number of shares without par value. Transactions in capital shares for the Funds were as follows:

                                                 Prime Money Market Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............   $ 492,384,497      $ 341,764,199
 Proceeds from shares issued in merger...       7,480,591                 --
 Dividends reinvested....................      15,139,032          2,584,071
 Cost of shares redeemed.................    (396,103,877)       (72,524,259)
                                            -------------      -------------
 Change in net assets from Class A Share
  transactions...........................   $ 118,900,243      $ 271,824,011
                                            =============      =============
Class B Shares:
 Proceeds from shares issued.............   $ 200,156,773      $  80,475,754
 Dividends reinvested....................          49,290             52,414
 Cost of shares redeemed.................    (157,404,075)       (48,275,725)
                                            -------------      -------------
 Change in net assets from Class B Share
  transactions...........................   $  42,801,988      $  32,252,443
                                            =============      =============
Trust Shares:
 Proceeds from shares issued.............   $ 446,967,868      $ 180,828,672
 Proceeds from shares issued in merger...      80,085,365                 --
 Dividends reinvested....................         218,717            114,687
 Cost of shares redeemed.................    (340,131,123)      (159,104,375)
                                            -------------      -------------
 Change in net assets from Trust Share
  transactions...........................   $ 187,140,827      $  21,838,984
                                            =============      =============
 Change in net assets from capital
  transactions...........................   $ 348,843,058      $ 325,915,438
                                            =============      =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................     492,383,501        341,764,199
 Issued in merger........................       7,480,578                 --
 Reinvested..............................      15,139,032          2,584,071
 Redeemed................................    (396,103,878)       (72,524,259)
                                            -------------      -------------
 Change in Class A Shares................     118,899,233        271,824,011
                                            =============      =============
Class B Shares:
 Issued..................................     200,156,774         80,475,754
 Reinvested..............................          49,290             52,414
 Redeemed................................    (157,404,075)       (48,275,725)
                                            -------------      -------------
 Change in Class B Shares................      42,801,989         32,252,443
                                            =============      =============
Trust Shares:
 Issued..................................     446,979,010        180,828,672
 Issued in merger........................      80,085,828                 --
 Reinvested..............................         218,717            114,687
 Redeemed................................    (340,131,125)      (159,104,375)
                                            -------------      -------------
 Change in Trust Shares..................     187,152,430         21,838,984
                                            =============      =============
 Change in Shares........................     348,853,652        325,915,438
                                            =============      =============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                             U.S. Treasury Money Market Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............   $ 195,047,431      $ 475,185,468
 Dividends reinvested....................       8,452,120          3,263,718
 Cost of shares redeemed.................    (164,965,649)      (350,310,036)
                                            -------------      -------------
 Change in net assets from Class A Share
  transactions...........................   $  38,533,902      $ 128,139,150
                                            =============      =============
Class B Shares:
 Proceeds from shares issued.............   $  45,626,016      $  29,308,581
 Dividends reinvested....................          35,835             50,346
 Cost of shares redeemed.................     (37,637,596)       (21,197,759)
                                            -------------      -------------
 Change in net assets from Class B Share
  transactions...........................   $   8,024,255      $   8,161,168
                                            =============      =============
Trust Shares:
 Proceeds from shares issued.............   $ 803,908,980      $ 763,785,870
 Dividends reinvested....................       5,562,144          4,604,344
 Cost of shares redeemed.................    (710,314,666)      (655,357,876)
                                            -------------      -------------
 Change in net assets from Trust Share
  transactions...........................   $  99,156,458      $ 113,032,338
                                            =============      =============
 Change in net assets from capital
  transactions...........................   $ 145,714,615      $ 249,332,656
                                            =============      =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................     195,047,430        475,185,468
 Reinvested..............................       8,452,120          3,263,718
 Redeemed................................    (164,965,649)      (350,310,036)
                                            -------------      -------------
 Change in Class A Shares................      38,533,901        128,139,150
                                            =============      =============
Class B Shares:
 Issued..................................      45,626,016         29,308,581
 Reinvested..............................          35,835             50,346
 Redeemed................................     (37,637,596)       (21,197,759)
                                            -------------      -------------
 Change in Class B Shares................       8,024,255          8,161,168
                                            =============      =============
Trust Shares:
 Issued..................................     803,908,980        763,785,870
 Reinvested..............................       5,562,144          4,604,344
 Redeemed................................    (710,314,666)      (655,357,876)
                                            -------------      -------------
 Change in Trust Shares..................      99,156,458        113,032,338
                                            =============      =============
 Change in Shares........................     145,714,614        249,332,656
                                            =============      =============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                   Short-Intermediate
                                               U.S. Government Income Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $ 21,344,465       $    153,231
 Dividends reinvested....................         151,714            181,120
 Cost of shares redeemed.................     (21,372,733)        (1,669,688)
                                             ------------       ------------
 Change in net assets from Class A Share
  transactions...........................    $    123,446       $ (1,335,337)
                                             ============       ============
Trust Shares:
 Proceeds from shares issued.............    $ 67,311,253       $ 63,709,213
 Dividends reinvested....................         383,412            360,500
 Cost of shares redeemed.................     (75,357,133)       (60,705,292)
                                             ------------       ------------
 Change in net assets from Trust Share
  transactions...........................    $ (7,662,468)      $  3,364,421
                                             ============       ============
 Change in net assets from capital
  transactions...........................    $ (7,539,022)      $  2,029,084
                                             ============       ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................       2,154,674             16,028
 Reinvested..............................          15,419             18,970
 Redeemed................................      (2,158,014)          (175,088)
                                             ------------       ------------
 Change in Class A Shares................          12,079           (140,090)
                                             ============       ============
Trust Shares:
 Issued..................................       6,809,409          6,666,323
 Reinvested..............................          38,949             37,749
 Redeemed................................      (7,625,751)        (6,360,265)
                                             ------------       ------------
 Change in Trust Shares..................        (777,393)           343,807
                                             ============       ============
 Change in Shares........................        (765,314)           203,717
                                             ============       ============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                    Intermediate U.S.
                                                       Government
                                                        Bond Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $  6,465,608       $    261,852
 Proceeds from shares issued in merger...       1,404,254                 --
 Dividends reinvested....................         122,810            138,889
 Cost of shares redeemed.................      (6,337,478)        (1,118,145)
                                             ------------       ------------
 Change in net assets from Class A Share
  transactions...........................    $  1,655,194       $   (717,404)
                                             ============       ============
Class B Shares:
 Proceeds from shares issued.............    $  2,016,132       $    213,411
 Dividends reinvested....................         101,895            101,740
 Cost of shares redeemed.................        (339,903)          (655,847)
                                             ------------       ------------
 Change in net assets from Class B Share
  transactions...........................    $  1,778,124       $   (340,696)
                                             ============       ============
Class C Shares:
 Proceeds from shares issued.............    $     39,663       $         --
 Dividends reinvested....................              27                 --
                                             ------------       ------------
 Change in net assets from Class C Share
  transactions...........................    $     39,690       $         --
                                             ============       ============
Trust Shares:
 Proceeds from shares issued.............    $151,685,900       $ 69,379,907
 Proceeds from shares issued in merger...      36,559,299                 --
 Dividends reinvested....................       2,928,093          2,587,972
 Cost of shares redeemed.................    (109,586,225)      (102,703,679)
                                             ------------       ------------
 Change in net assets from Trust Share
  transactions...........................    $ 81,587,067       $(30,735,800)
                                             ============       ============
 Change in net assets from capital
  transactions...........................    $ 85,060,075       $(31,793,900)
                                             ============       ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................         640,186             27,274
 Issued in merger........................         138,429                 --
 Reinvested..............................          12,226             14,514
 Redeemed................................        (627,637)          (117,137)
                                             ------------       ------------
 Change in Class A Shares................         163,204            (75,349)
                                             ============       ============
Class B Shares:
 Issued..................................         199,442             22,090
 Reinvested..............................          10,173             10,663
 Redeemed................................         (33,756)           (69,116)
                                             ------------       ------------
 Change in Class B Shares................         175,859            (36,363)
                                             ============       ============
Class C Shares:
 Issued..................................           3,851                 --
 Reinvested..............................               3                 --
                                             ------------       ------------
 Change in Class C Shares................           3,854                 --
                                             ============       ============
Trust Shares:
 Issued..................................      14,987,793          7,271,631
 Issued in merger........................       3,599,502                 --
 Reinvested..............................         291,059            269,958
 Redeemed................................     (10,835,371)       (10,696,151)
                                             ------------       ------------
 Change in Trust Shares..................       8,042,983         (3,154,562)
                                             ============       ============
 Change in Shares........................       8,385,900         (3,266,274)
                                             ============       ============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                           Intermediate Corporate Bond Fund
                                       ----------------------------------------
                                                                 For the
                                       For the Year Ended     Period Ended
                                       September 30, 2001 September 30, 2000(a)
                                       ------------------ ---------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued..........    $    338,361        $    231,419
 Dividends reinvested.................          15,967               6,952
 Cost of shares redeemed..............        (183,431)             (5,782)
                                          ------------        ------------
 Change in net assets from Class A
  Share transactions..................    $    170,897        $    232,589
                                          ============        ============
Class B Shares:
 Proceeds from shares issued..........    $  1,898,520        $     68,407
 Dividends reinvested.................          19,070               1,179
 Cost of shares redeemed..............         (46,064)                 --
                                          ------------        ------------
 Change in net assets from Class B
  Share transactions..................    $  1,871,526        $     69,586
                                          ============        ============
Class C Shares:
 Proceeds from shares issued..........    $     10,455        $         --
 Dividends reinvested.................              66                  --
                                          ------------        ------------
 Change in net assets from Class C
  Share transactions..................    $     10,521        $         --
                                          ============        ============
Trust Shares:
 Proceeds from shares issued..........    $ 54,415,335        $ 99,573,443
 Dividends reinvested.................       2,352,557           1,979,046
 Cost of shares redeemed..............     (31,531,652)        (13,184,746)
                                          ------------        ------------
 Change in net assets from Trust Share
  transactions........................    $ 25,236,240        $ 88,367,743
                                          ============        ============
 Change in net assets from capital
  transactions........................    $ 27,289,184        $ 88,669,918
                                          ============        ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued...............................          32,789              23,529
 Reinvested...........................           1,550                 708
 Redeemed.............................         (17,616)               (587)
                                          ------------        ------------
 Change in Class A Shares.............          16,723              23,650
                                          ============        ============
Class B Shares:
 Issued...............................         182,403               6,941
 Reinvested...........................           1,833                 120
 Redeemed.............................          (4,380)                 --
                                          ------------        ------------
 Change in Class B Shares.............         179,856               7,061
                                          ============        ============
Class C Shares:
 Issued...............................           1,000                  --
 Reinvested...........................               6                  --
                                          ------------        ------------
 Change in Class C Shares.............           1,006                  --
                                          ============        ============
Trust Shares:
 Issued...............................       5,279,420          10,067,340
 Reinvested...........................         229,193             201,738
 Redeemed.............................      (3,043,708)         (1,340,317)
                                          ------------        ------------
 Change in Trust Shares...............       2,464,905           8,928,761
                                          ============        ============
 Change in Shares.....................       2,662,490           8,959,472
                                          ============        ============

(a) For the period from December 2, 1999 (commencement of operations) through September 30, 2000.

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                     North Carolina
                                               Intermediate Tax-Free Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $  7,906,639       $  1,683,591
 Dividends reinvested....................         400,281            412,504
 Cost of shares redeemed.................      (1,758,179)        (4,437,564)
                                             ------------       ------------
 Change in net assets from Class A Share
  transactions...........................    $  6,548,741       $ (2,341,469)
                                             ============       ============
Trust Shares:
 Proceeds from shares issued.............    $ 18,752,761       $ 23,993,708
 Dividends reinvested....................             493                 --
 Cost of shares redeemed.................     (14,212,029)       (13,662,242)
                                             ------------       ------------
 Change in net assets from Trust Share
  transactions...........................    $  4,541,225       $ 10,331,466
                                             ============       ============
 Change in net assets from capital
  transactions...........................    $ 11,089,966       $  7,989,997
                                             ============       ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................         763,643            171,560
 Reinvested..............................          38,909             42,009
 Redeemed................................        (170,107)          (453,633)
                                             ------------       ------------
 Change in Class A Shares................         632,445           (240,064)
                                             ============       ============
Trust Shares:
 Issued..................................       1,810,129          2,437,804
 Reinvested..............................              48                 --
 Redeemed................................      (1,380,214)        (1,389,398)
                                             ------------       ------------
 Change in Trust Shares..................         429,963          1,048,406
                                             ============       ============
 Change in Shares........................       1,062,408            808,342
                                             ============       ============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                     South Carolina
                                               Intermediate Tax-Free Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $   758,951        $   107,312
 Dividends reinvested....................         52,120             42,426
 Cost of shares redeemed.................         (4,000)           (69,141)
                                             -----------        -----------
 Change in net assets from Class A Share
  transactions...........................    $   807,071        $    80,597
                                             ===========        ===========
Trust Shares:
 Proceeds from shares issued.............    $ 2,624,527        $ 1,578,920
 Dividends reinvested....................             90                 --
 Cost of shares redeemed.................     (2,440,619)        (3,635,842)
                                             -----------        -----------
 Change in net assets from Trust Share
  transactions...........................    $   183,998        $(2,056,922)
                                             ===========        ===========
 Change in net assets from capital
  transactions...........................    $   991,069        $(1,976,325)
                                             ===========        ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................         73,758             10,836
 Reinvested..............................          5,102              4,359
 Redeemed................................           (385)            (7,152)
                                             -----------        -----------
 Change in Class A Shares................         78,475              8,043
                                             ===========        ===========
Trust Shares:
 Issued..................................        259,517            163,237
 Reinvested..............................              9                 --
 Redeemed................................       (239,220)          (373,481)
                                             -----------        -----------
 Change in Trust Shares..................         20,306           (210,244)
                                             ===========        ===========
 Change in Shares........................         98,781           (202,201)
                                             ===========        ===========

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                           Virginia Intermediate Tax-Free Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $    503,951       $    151,324
 Dividends reinvested....................          11,139              2,875
 Cost of shares redeemed.................              --            (49,059)
                                             ------------       ------------
 Change in net assets from Class A Share
  transactions...........................    $    515,090       $    105,140
                                             ============       ============
Trust Shares:
 Proceeds from shares issued.............    $ 10,955,753       $  9,921,847
 Dividends reinvested....................           7,318                 --
 Cost of shares redeemed.................     (16,481,311)       (12,261,491)
                                             ------------       ------------
 Change in net assets from Trust Share
  transactions...........................    $ (5,518,240)      $ (2,339,644)
                                             ============       ============
 Change in net assets from capital
  transactions...........................    $ (5,003,150)      $ (2,234,504)
                                             ============       ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................          44,319             13,921
 Reinvested..............................             980                266
 Redeemed................................              --             (4,655)
                                             ------------       ------------
 Change in Class A Shares................          45,299              9,532
                                             ============       ============
Trust Shares:
 Issued..................................         965,632            918,996
 Reinvested..............................             634                 --
 Redeemed................................      (1,465,057)        (1,134,290)
                                             ------------       ------------
 Change in Trust Shares..................        (498,791)          (215,294)
                                             ============       ============
 Change in shares........................        (453,492)          (205,762)
                                             ============       ============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                              West Virginia Intermediate Tax-Free Fund (a)
                         -------------------------------------------------------
                           February 1, 2001        For the          For the
                                  to              Year Ended       Year Ended
                         September 30, 2001(b) January 31, 2001 January 31, 2000
                         --------------------- ---------------- ----------------
                                                    (Amounts in thousands)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................      $   685,791          $ 1,111          $  3,863
 Dividends reinvested...          114,989              160               322
 Cost of shares
  redeemed..............       (2,125,783)          (1,520)           (3,694)
                              -----------          -------          --------
 Change in net assets
  from Class A Share
  transactions..........      $(1,325,003)         $  (249)         $    491
                              ===========          =======          ========
Trust Shares:
 Proceeds from shares
  issued................      $ 4,074,510          $ 2,903          $  4,501
 Dividends reinvested...           10,167               --               428
 Cost of shares
  redeemed..............       (4,797,921)          (8,058)          (11,580)
                              -----------          -------          --------
 Change in net assets
  from Trust Share
  transactions..........      $  (713,244)         $(5,155)         $ (6,651)
                              ===========          =======          ========
 Change in net assets
  from capital
  transactions..........      $(2,038,247)         $(5,404)         $ (6,160)
                              ===========          =======          ========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................           64,210              117               388
 Reinvested.............           13,013               17                33
 Redeemed...............         (210,177)            (160)             (388)
                              -----------          -------          --------
Change in Class A
 Shares.................         (132,954)             (26)               33
                              ===========          =======          ========
Trust Shares:
 Issued.................          380,907              305               459
 Reinvested.............            1,023               --                45
 Redeemed...............         (452,254)            (839)           (1,171)
                              -----------          -------          --------
 Change in Trust
  Shares................          380,907             (534)             (667)
                              ===========          =======          ========
 Change in Shares.......         (203,278)            (560)             (634)
                              ===========          =======          ========

(a)  Formerly the OVB West Virginia Intermediate Tax-Exempt Income Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30.

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                      Balanced Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $  1,544,114       $  1,903,077
 Dividends reinvested....................         973,227          1,326,454
 Cost of shares redeemed.................      (4,140,918)        (5,628,488)
                                             ------------       ------------
 Change in net assets from Class A Share
  transactions...........................    $ (1,623,577)      $ (2,398,957)
                                             ============       ============
Class B Shares:
 Proceeds from shares issued.............    $  2,031,695       $  2,713,746
 Dividends reinvested....................         970,626          1,290,566
 Cost of shares redeemed.................      (3,506,692)        (5,611,315)
                                             ------------       ------------
 Change in net assets from Class B Share
  transactions...........................    $   (504,371)      $ (1,607,003)
                                             ============       ============
Class C Shares:
 Proceeds from shares issued.............    $      1,699       $         --
 Dividends reinvested....................               6                 --
                                             ------------       ------------
 Change in net assets from Class C Share
  transactions...........................    $      1,705       $         --
                                             ============       ============
Trust Shares:
 Proceeds from shares issued.............    $ 16,919,508       $ 13,895,596
 Dividends reinvested....................       5,332,426          6,135,704
 Cost of shares redeemed.................     (22,575,418)       (34,757,351)
                                             ------------       ------------
 Change in net assets from Trust Share
  transactions...........................    $   (323,484)      $(14,726,051)
                                             ============       ============
 Change in net assets from capital
  transactions...........................    $ (2,449,727)      $(18,732,011)
                                             ============       ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................         127,934            141,345
 Reinvested..............................          78,005             98,920
 Redeemed................................        (340,371)          (425,151)
                                             ------------       ------------
 Change in Class A Shares................        (134,432)          (184,886)
                                             ============       ============
Class B Shares:
 Issued..................................         168,036            205,960
 Reinvested..............................          78,270             96,734
 Redeemed................................        (287,164)          (430,139)
                                             ------------       ------------
 Change in Class B Shares................         (40,858)          (127,445)
                                             ============       ============
Class C Shares:
 Issued..................................             143                 --
 Reinvested..............................               1                 --
                                             ------------       ------------
 Change in Class C Shares................             144                 --
                                             ============       ============
Trust Shares:
 Issued..................................       1,393,625          1,050,184
 Reinvested..............................         428,832            458,756
 Redeemed................................      (1,850,882)        (2,643,004)
                                             ------------       ------------
 Change in Trust Shares..................         (28,425)        (1,134,064)
                                             ============       ============
 Change in Shares........................        (203,571)        (1,446,395)
                                             ============       ============

                                   Continued

BB&T FUNDS

                              September 30, 2001

                                      Capital Appreciation Fund (a)
                         -------------------------------------------------------
                           February 1, 2001        For the          For the
                                  to              Year Ended       Year Ended
                         September 30, 2001(b) January 31, 2001 January 31, 2000
                         --------------------- ---------------- ----------------
                                                    (Amounts in thousands)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................     $ 116,490,864        $ 489,406        $ 353,545
 Dividends reinvested...         9,097,422            2,368            1,051
 Cost of shares
  redeemed..............      (125,934,861)        (499,458)        (352,528)
                             -------------        ---------        ---------
 Change in net assets
  from Class A Share
  transactions..........     $    (346,575)       $  (7,684)       $   2,068
                             =============        =========        =========
Class B Shares:
 Proceeds from shares
  issued................     $      51,442        $      --        $      --
                             -------------        ---------        ---------
 Change in net assets
  from Class B Share
  transactions..........     $      51,442        $      --        $      --
                             =============        =========        =========
Class C Shares:
 Proceeds from shares
  issued................     $         963        $      --        $      --
                             -------------        ---------        ---------
 Change in net assets
  from Class C Share
  transactions..........     $         963        $      --        $      --
                             =============        =========        =========
Trust Shares:
 Proceeds from shares
  issued................     $  19,694,933        $   6,686        $   6,964
 Dividends reinvested...                --           27,339           14,145
 Cost of shares
  redeemed..............       (18,488,219)         (16,021)         (26,576)
                             -------------        ---------        ---------
 Change in net assets
  from Trust Share
  transactions..........     $   1,206,714        $  18,004        $  (5,467)
                             =============        =========        =========
                             $     912,544        $  10,320        $  (3,399)
                             =============        =========        =========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................           546,105           23,671           19,258
 Issued in merger.......         9,009,938               --               --
 Reinvested.............           630,852              160               56
 Redeemed...............       (10,284,963)         (24,142)         (19,166)
                             -------------        ---------        ---------
 Change in Class A
  Shares................           (98,068)            (311)             148
                             =============        =========        =========
Class B Shares:
 Issued.................             4,933               --               --
                             -------------        ---------        ---------
 Change in Class B
  Shares................             4,933               --               --
                             =============        =========        =========
Class C Shares:
 Issued.................                86               --               --
                             -------------        ---------        ---------
 Change in Class C
  Shares................                86               --               --
                             =============        =========        =========
Trust Shares:
 Issued.................         1,705,439              321              376
 Reinvested.............                --            1,801              738
 Redeemed...............        (1,473,931)            (828)          (1,436)
                             -------------        ---------        ---------
 Change in Trust
  Shares................           231,508            1,294             (322)
                             =============        =========        =========
 Change in Shares.......           138,459              983             (174)
                             =============        =========        =========

(a)  Formerly the OVB Capital Appreciation Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganization as a Fund of the BB&T Funds, the Capital Appreciation Fund changed its fiscal year end from January 31 to September 30.

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                Large Company Growth Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $  2,662,354       $  6,898,484
 Dividends reinvested....................         891,616            375,769
 Cost of shares redeemed.................      (2,151,848)        (1,407,435)
                                             ------------       ------------
 Change in net assets from Class A Share
  transactions...........................    $  1,402,122       $  5,866,818
                                             ============       ============
Class B Shares:
 Proceeds from shares issued.............    $  5,145,728       $ 13,606,737
 Dividends reinvested....................       1,890,484            832,156
 Cost of shares redeemed.................      (3,559,622)        (2,372,972)
                                             ------------       ------------
 Change in net assets from Class B Share
  transactions...........................    $  3,476,590       $ 12,065,921
                                             ============       ============
Class C Shares:
 Proceeds from shares issued.............    $     10,320       $         --
                                             ------------       ------------
 Change in net assets from Class C Share
  transactions...........................    $     10,320       $         --
                                             ============       ============
Trust Shares:
 Proceeds from shares issued.............    $120,529,395       $ 59,543,017
 Dividends reinvested....................       1,833,851             26,883
 Cost of shares redeemed.................     (29,659,055)       (25,408,213)
                                             ------------       ------------
 Change in net assets from Trust Share
  transactions...........................    $ 92,704,191       $ 34,161,687
                                             ============       ============
 Change in net assets from capital
  transactions...........................    $ 97,593,223       $ 52,094,426
                                             ============       ============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................         239,737            464,907
 Reinvested..............................          71,046             27,671
 Redeemed................................        (204,471)           (95,212)
                                             ------------       ------------
 Change in Class A Shares................         106,312            397,366
                                             ============       ============
Class B Shares:
 Issued..................................         471,452            940,217
 Reinvested..............................         154,074             62,147
 Redeemed................................        (348,594)          (163,625)
                                             ------------       ------------
 Change in Class B Shares................         276,932            838,739
                                             ============       ============
Class C Shares:
 Issued..................................           1,036                 --
                                             ------------       ------------
 Change in Class C Shares................           1,036                 --
                                             ============       ============
Trust Shares:
 Issued..................................      11,258,378          3,968,598
 Reinvested..............................         145,198              1,974
 Redeemed................................      (2,794,090)        (1,723,246)
                                             ------------       ------------
 Change in Trust Shares..................       8,609,486          2,247,326
                                             ============       ============
 Change in Shares........................       8,993,766          3,483,431
                                             ============       ============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                Large Company Value Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $  3,759,220      $   3,796,177
 Dividends reinvested....................       1,910,242          3,922,634
 Cost of shares redeemed.................      (5,565,063)       (11,015,747)
                                             ------------      -------------
 Change in net assets from Class A Share
  transactions...........................    $    104,399      $  (3,296,936)
                                             ============      =============
Class B Shares:
 Proceeds from shares issued.............    $  4,311,379      $   4,570,935
 Dividends reinvested....................       1,905,017          3,810,492
 Cost of shares redeemed.................      (5,285,638)        (8,687,642)
                                             ------------      -------------
 Change in net assets from Class B Share
  transactions...........................    $    930,758      $    (306,215)
                                             ============      =============
Class C Shares:
 Proceeds from shares issued.............    $     13,983      $          --
 Dividends reinvested....................              21                 --
                                             ------------      -------------
 Change in net assets from Class C Share
  transactions...........................    $     14,004      $          --
                                             ============      =============
Trust Shares:
 Proceeds from shares issued.............    $115,258,070      $  67,796,289
 Dividends reinvested....................       9,331,048         15,989,751
 Cost of shares redeemed.................     (61,931,882)      (109,009,908)
                                             ------------      -------------
 Change in net assets from Trust Share
  transactions...........................    $ 62,657,236      $ (25,223,868)
                                             ============      =============
 Change in net assets from capital
  transactions...........................    $ 63,706,397      $ (28,827,019)
                                             ============      =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................         211,381            206,989
 Reinvested..............................         108,996            212,641
 Redeemed................................        (314,390)          (611,504)
                                             ------------      -------------
 Change in Class A Shares................           5,987           (191,874)
                                             ============      =============
Class B Shares:
 Issued..................................         243,993            253,546
 Reinvested..............................         109,688            207,579
 Redeemed................................        (299,769)          (485,126)
                                             ------------      -------------
 Change in Class B Shares................          53,912            (24,001)
                                             ============      =============
Class C Shares:
 Issued..................................             784                 --
 Reinvested..............................               1                 --
                                             ------------      -------------
 Change in Class C Shares................             785                 --
                                             ============      =============
Trust Shares:
 Issued..................................       6,472,979          3,741,943
 Reinvested..............................         531,172            865,221
 Redeemed................................      (3,485,196)        (5,988,503)
                                             ------------      -------------
 Change in Trust Shares..................       3,518,955         (1,381,339)
                                             ============      =============
 Change in Shares........................       3,579,639         (1,597,214)
                                             ============      =============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                         Mid Cap Value Fund (a)
                         -------------------------------------------------------
                                For the            For the          For the
                             Period Ended         Year Ended       Year Ended
                         September 30, 2001(b) January 31, 2001 January 31, 2000
                         --------------------- ---------------- ----------------
                                                    (Amounts in thousands)
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares
  issued................     $    109,179          $   408          $  1,397
 Dividends reinvested...           34,621              294               145
 Cost of shares
  redeemed..............         (884,644)          (1,050)           (2,134)
                             ------------          -------          --------
 Change in net assets
  from Class A Share
  transactions..........     $   (740,844)         $  (348)         $   (592)
                             ============          =======          ========
Class B Shares:
 Proceeds from shares
  issued................     $    103,212          $    --          $     --
 Dividends reinvested...               43               --                --
                             ------------          -------          --------
 Change in net assets
  from Class B Share
  transactions..........     $    103,255          $    --          $     --
                             ============          =======          ========
Class C Shares:
 Proceeds from shares
  issued................     $        981          $    --          $     --
 Dividends reinvested...                4               --                --
                             ------------          -------          --------
 Change in net assets
  from Class C Share
  transactions..........     $        985          $    --          $     --
                             ============          =======          ========
Trust Shares:
 Proceeds from shares
  issued................       29,759,043          $ 4,687          $ 17,500
 Dividends reinvested...            1,473            3,485             1,211
 Cost of shares
  redeemed..............      (13,752,651)          (7,573)          (10,798)
                             ------------          -------          --------
 Change in net assets
  from Trust Share
  transactions..........     $ 16,007,865          $   599          $  7,913
                             ============          =======          ========
 Change in net assets
  from capital
  transactions..........     $ 15,371,261          $   251          $  7,321
                             ============          =======          ========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.................            7,767               29                97
 Reinvested.............            2,399               22                10
 Redeemed...............          (62,044)             (75)             (146)
                             ------------          -------          --------
 Change in Class A
  Shares................          (51,878)             (24)              (39)
                             ============          =======          ========
Class B Shares:
 Issued.................            7,567               --                --
 Reinvested.............                3               --                --
                             ------------          -------          --------
 Change in Class B
  Shares................            7,570               --                --
                             ============          =======          ========
Class C Shares:
 Issued.................               70               --                --
                             ------------          -------          --------
 Change in Class C
  Shares................               70               --                --
                             ============          =======          ========
Trust Shares:
 Issued.................        2,094,810              335             1,245
 Reinvested.............              101              262                84
 Redeemed...............         (965,854)            (539)             (745)
                             ------------          -------          --------
 Change in Trust
  Shares................        1,129,057               58               584
                             ============          =======          ========
 Change in Shares.......        1,084,819               34              (784)
                             ============          =======          ========

(a)  Formerly OVB Equity Income Portfolio.
(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the Mid Cap Value Fund changed its fiscal year end from January 31 to September 30.

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                Small Company Growth Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $  2,114,884      $ 235,457,079
 Dividends reinvested....................       3,212,892          1,662,844
 Cost of shares redeemed.................     (12,631,869)      (227,841,945)
                                             ------------      -------------
 Change in net assets from Class A Share
  transactions...........................    $ (7,304,093)     $   9,277,978
                                             ============      =============
Class B Shares:
 Proceeds from shares issued.............    $  2,386,485      $   5,666,254
 Dividends reinvested....................       3,958,394          1,380,650
 Cost of shares redeemed.................      (2,059,543)        (1,782,416)
                                             ------------      -------------
 Change in net assets from Class B Share
  transactions...........................    $  4,285,336      $   5,264,488
                                             ============      =============
Class C Shares:
 Proceeds from shares issued.............    $     11,342      $          --
                                             ------------      -------------
 Change in net assets from Class C Share
  transactions...........................    $     11,342      $          --
                                             ============      =============
Trust Shares:
 Proceeds from shares issued.............    $126,528,101      $ 110,824,560
 Dividends reinvested....................      25,153,370          7,205,297
 Cost of shares redeemed.................     (92,149,522)       (70,957,761)
                                             ------------      -------------
 Change in net assets from Trust Share
  transactions...........................    $ 59,531,949      $  47,072,096
                                             ============      =============
 Change in net assets from capital
  transactions...........................    $ 56,524,534      $  61,614,562
                                             ============      =============
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................         117,401          7,077,516
 Reinvested..............................         149,506             57,103
 Redeemed................................        (409,547)        (6,759,660)
                                             ------------      -------------
 Change in Class A Shares................        (142,640)           374,959
                                             ============      =============
Class B Shares:
 Issued..................................         127,194            166,927
 Reinvested..............................         194,134             49,029
 Redeemed................................        (120,578)           (55,077)
                                             ------------      -------------
 Change in Class B Shares................         200,750            160,879
                                             ============      =============
Class C Shares:
 Issued..................................             733                 --
                                             ------------      -------------
 Change in Class C Shares................             733                 --
                                             ============      =============
Trust Shares:
 Issued..................................       6,858,140          3,072,107
 Reinvested..............................       1,142,816            243,752
 Redeemed................................      (5,354,252)        (1,929,709)
                                             ------------      -------------
 Change in Trust Shares..................       2,646,704          1,386,150
                                             ============      =============
 Change in Shares........................       2,705,547          1,921,988
                                             ============      =============

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                International Equity Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............    $ 14,967,021       $ 1,216,213
 Dividends reinvested....................         410,353            98,756
 Cost of shares redeemed.................     (14,360,325)         (437,820)
                                             ------------       -----------
 Change in net assets from Class A Share
  transactions...........................    $  1,017,049       $   877,149
                                             ============       ===========
Class B Shares:
 Proceeds from shares issued.............    $    657,287       $ 1,899,812
 Dividends reinvested....................         656,771           122,074
 Cost of shares redeemed.................        (689,094)         (318,031)
                                             ------------       -----------
 Change in net assets from Class B Share
  transactions...........................    $    624,964       $ 1,703,855
                                             ============       ===========
Class C Shares:
 Proceeds from shares issued.............    $      7,623       $        --
                                             ------------       -----------
 Change in net assets from Class C Share
  transactions...........................    $      7,623       $        --
                                             ============       ===========
Trust Shares:
 Proceeds from shares issued.............    $214,363,690       $65,828,382
 Dividends reinvested....................       6,512,324         1,323,102
 Cost of shares redeemed.................    (166,432,861)      (43,808,257)
                                             ------------       -----------
 Change in net assets from Trust Share
  transactions...........................    $ 54,443,153       $23,343,227
                                             ============       ===========
 Change in net assets from capital
  transactions...........................    $ 56,092,789       $25,924,231
                                             ============       ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................       1,678,092            86,879
 Reinvested..............................          41,035             7,261
 Redeemed................................      (1,589,759)          (32,150)
                                             ------------       -----------
 Change in Class A Shares................         129,368            61,990
                                             ============       ===========
Class B Shares:
 Issued..................................          65,373           137,165
 Reinvested..............................          67,361             9,096
 Redeemed................................         (75,651)          (23,524)
                                             ------------       -----------
 Change in Class B Shares................          57,083           122,737
                                             ============       ===========
Class C Shares:
 Issued..................................             901                --
                                             ------------       -----------
 Change in Class C Shares................             901                --
                                             ============       ===========
Trust Shares:
 Issued..................................      22,734,740         4,819,198
 Reinvested..............................         643,510            96,577
 Redeemed................................     (17,518,288)       (3,204,244)
                                             ------------       -----------
 Change in Trust Shares..................       5,859,962         1,711,531
                                             ============       ===========
 Change in Shares........................       6,047,314         1,896,258
                                             ============       ===========

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                     Capital Manager
                                                Conservative Growth Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............     $  297,462        $    21,322
 Dividends reinvested....................         27,552             24,360
 Cost of shares redeemed.................         (6,612)          (294,210)
                                              ----------        -----------
 Change in net assets from Class A Share
  transactions...........................     $  318,402        $  (248,528)
                                              ==========        ===========
Class B Shares:
 Proceeds from shares issued.............     $1,138,101        $    32,292
 Dividends reinvested....................         24,257              6,226
 Cost of shares redeemed.................       (310,875)            (1,750)
                                              ----------        -----------
 Change in net assets from Class B Share
  transactions...........................     $  851,483        $    36,768
                                              ==========        ===========
Class C Shares:
 Proceeds from shares issued.............     $    2,427        $        --
 Dividends reinvested....................              8                 --
                                              ----------        -----------
 Change in net assets from Class C Share
  transactions...........................     $    2,435        $        --
                                              ==========        ===========
Trust Shares:
 Proceeds from shares issued.............     $  774,907        $ 5,104,980
 Dividends reinvested....................        694,846            538,750
 Cost of shares redeemed.................       (865,406)        (7,367,476)
                                              ----------        -----------
 Change in net assets from Trust Share
  transactions...........................     $  604,347        $(1,723,746)
                                              ==========        ===========
 Change in net assets from capital
  transactions...........................     $1,776,667        $(1,935,506)
                                              ==========        ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................         31,401              1,982
 Reinvested..............................          2,761              2,300
 Redeemed................................           (678)           (28,135)
                                              ----------        -----------
 Change in Class A Shares................         33,484            (23,853)
                                              ==========        ===========
Class B Shares:
 Issued..................................        117,935              3,036
 Reinvested..............................          2,459                587
 Redeemed................................        (34,040)              (166)
                                              ----------        -----------
 Change in Class B Shares................         86,354              3,457
                                              ==========        ===========
Class C Shares:
 Issued..................................            253                 --
 Reinvested..............................              1                 --
                                              ----------        -----------
 Change in Class C Shares................            254                 --
                                              ==========        ===========
Trust Shares:
 Issued..................................         80,653            475,719
 Reinvested..............................         69,131             50,611
 Redeemed................................        (87,669)          (691,303)
                                              ----------        -----------
 Change in Trust Shares..................         62,115           (164,973)
                                              ==========        ===========
 Change in Shares........................        182,207           (185,369)
                                              ==========        ===========

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                          Capital Manager Moderate Growth Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............     $1,496,377        $   562,131
 Dividends reinvested....................        123,322             67,445
 Cost of shares redeemed.................       (329,154)        (1,033,323)
                                              ----------        -----------
 Change in net assets from Class A Share
  transactions...........................     $1,290,545        $  (403,747)
                                              ==========        ===========
Class B Shares:
 Proceeds from shares issued.............     $2,994,486        $   434,771
 Dividends reinvested....................         57,146             12,556
 Cost of shares redeemed.................       (133,987)          (113,713)
                                              ----------        -----------
 Change in net assets from Class B Share
  transactions...........................     $2,917,645        $   333,614
                                              ==========        ===========
Class C Shares:
 Proceeds from shares issued.............     $  207,299        $        --
 Dividends reinvested....................            884                 --
 Cost of shares redeemed.................         (4,799)                --
                                              ----------        -----------
 Change in net assets from Class C Share
  transactions...........................     $  203,384        $        --
                                              ==========        ===========
Trust Shares:
 Proceeds from shares issued.............     $2,992,007        $ 2,150,419
 Dividends reinvested....................        352,742            207,373
 Cost of shares redeemed.................       (502,309)        (2,045,832)
                                              ----------        -----------
 Change in net assets from Trust Share
  transactions...........................     $2,842,440        $   311,960
                                              ==========        ===========
 Change in net assets from capital
  transactions...........................     $7,254,014        $   241,827
                                              ==========        ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................        154,983             50,944
 Reinvested..............................         12,121              6,072
 Redeemed................................        (33,944)           (93,407)
                                              ----------        -----------
 Change in Class A Shares................        133,160            (36,391)
                                              ==========        ===========
Class B Shares:
 Issued..................................        314,287             38,798
 Reinvested..............................          5,669              1,129
 Redeemed................................        (14,574)           (10,095)
                                              ----------        -----------
 Change in Class B Shares................        305,382             29,832
                                              ==========        ===========
Class C Shares:
 Issued..................................         20,707                 --
 Reinvested..............................             95                 --
 Redeemed................................           (518)                --
                                              ----------        -----------
 Change in Class C Shares................         20,284                 --
                                              ==========        ===========
Trust Shares:
 Issued..................................        314,746            193,960
 Reinvested..............................         34,593             18,613
 Redeemed................................        (53,352)          (184,968)
                                              ----------        -----------
 Change in Trust Shares..................        295,987             27,605
                                              ==========        ===========
 Change in Shares........................        754,813             21,046
                                              ==========        ===========

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                               Capital Manager Growth Fund
                                          -------------------------------------
                                          For the Year Ended For the Year Ended
                                          September 30, 2001 September 30, 2000
                                          ------------------ ------------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued.............     $2,201,254         $  816,433
 Dividends reinvested....................        151,056             64,353
 Cost of shares redeemed.................       (762,461)          (355,693)
                                              ----------         ----------
 Change in net assets from Class A Share
  transactions...........................     $1,589,849         $  525,093
                                              ==========         ==========
Class B Shares:
 Proceeds from shares issued.............     $4,335,942         $1,848,603
 Dividends reinvested....................        188,497             24,785
 Cost of shares redeemed.................       (722,121)           (73,030)
                                              ----------         ----------
 Change in net assets from Class B Share
  transactions...........................     $3,802,318         $1,800,358
                                              ==========         ==========
Class C Shares:
 Proceeds from shares issued.............     $    8,357         $       --
 Dividends reinvested....................              1                 --
                                              ----------         ----------
 Change in net assets from Class C Share
  transactions...........................     $    8,358         $       --
                                              ==========         ==========
Trust Shares:
 Proceeds from shares issued.............     $2,167,397         $1,008,243
 Dividends reinvested....................         72,310             29,032
 Cost of shares redeemed.................       (291,880)          (518,754)
                                              ----------         ----------
 Change in net assets from Trust Share
  transactions...........................     $1,947,827         $  518,521
                                              ==========         ==========
 Change in net assets from capital
  transactions...........................     $7,348,352         $2,843,972
                                              ==========         ==========
SHARE TRANSACTIONS:
Class A Shares:
 Issued..................................        225,964             70,902
 Reinvested..............................         14,491              5,629
 Redeemed................................        (81,279)           (30,576)
                                              ----------         ----------
 Change in Class A Shares................        159,176             45,955
                                              ==========         ==========
Class B Shares:
 Issued..................................        448,864            160,196
 Reinvested..............................         18,093              2,149
 Redeemed................................        (77,250)            (6,271)
                                              ----------         ----------
 Change in Class B Shares................        389,707            156,074
                                              ==========         ==========
Class C Shares:
 Issued..................................            903                 --
                                              ----------         ----------
 Change in Class C Shares................            903                 --
                                              ==========         ==========
Trust Shares:
 Issued..................................        213,446             87,020
 Reinvested..............................          6,931              2,527
 Redeemed................................        (31,109)           (44,055)
                                              ----------         ----------
 Change in Trust Shares..................        189,268             45,492
                                              ==========         ==========
 Change in Shares........................        739,054            247,521
                                              ==========         ==========

                                   Continued

BB&T FUNDS

                               September 30, 2001

                                                                Capital Manager
                                                               Aggressive Growth
                                                                     Fund
                                                               -----------------
                                                                    For the
                                                                  Period from
                                                               March 19, 2001 to
                                                                 September 30,
                                                                   2001 (a)
                                                               -----------------
CAPITAL TRANSACTIONS:
Class A Shares:
 Proceeds from shares issued..................................    $   220,659
 Dividends reinvested.........................................              8
 Cost of shares redeemed......................................         (9,108)
                                                                  -----------
 Change in net assets from Class A Share transactions.........    $   211,559
                                                                  ===========
Class B Shares:
 Proceeds from shares issued..................................    $   856,316
 Cost of shares redeemed......................................         (4,177)
                                                                  -----------
 Change in net assets from Class B Share transactions.........    $   852,139
                                                                  ===========
Class C Shares:
 Proceeds from shares issued..................................    $     1,000
                                                                  -----------
 Change in net assets from Class C Share transactions.........    $     1,000
                                                                  ===========
Trust Shares:
 Proceeds from shares issued..................................    $15,001,198
 Dividends reinvested.........................................          5,540
                                                                  -----------
 Change in net assets from Trust Share transactions...........    $15,006,738
                                                                  ===========
 Change in net assets from capital transactions...............    $16,071,436
                                                                  ===========
SHARE TRANSACTIONS:
Class A Shares:
 Issued.......................................................         21,519
 Reinvested...................................................              1
 Redeemed.....................................................           (920)
                                                                  -----------
 Change in Class A Shares.....................................         20,600
                                                                  ===========
Class B Shares:
 Issued.......................................................         84,865
 Redeemed.....................................................           (448)
                                                                  -----------
 Change in Class B Shares.....................................         84,417
                                                                  ===========
Class C Shares:
 Issued.......................................................            100
                                                                  -----------
 Change in Class C Shares.....................................            100
                                                                  ===========
Trust Shares:
 Issued.......................................................      1,500,100
 Reinvested...................................................            540
                                                                  -----------
 Change in Trust Shares.......................................      1,500,640
                                                                  ===========
 Change in Shares.............................................      1,605,757
                                                                  ===========

(a) For the period from March 19, 2001 (commencement of operations) through September 30, 2001.

                                   Continued

BB&T FUNDS

                         Notes to Financial Statements
                               September 30, 2001

8. Federal Income Tax Information:

  At September 30, 2001, the following Funds had net realized loss carryforwards to offset future net realized, if any, to the extent provided by the Treasury regulations:

                                                                Amount   Expires
                                                              ---------- -------
      Prime Money Market Fund................................ $      119  2007
      Short Intermediate U.S. Government Income Fund.........    452,268  2004
      Short Intermediate U.S. Government Income Fund.........    126,693  2005
      Short Intermediate U.S. Government Income Fund.........     20,229  2006
      Short Intermediate U.S. Government Income Fund.........    573,262  2008
      Short Intermediate U.S. Government Income Fund.........    498,342  2009
      Intermediate U.S. Government Bond Fund.................    101,544  2008
      Intermediate U.S. Government Bond Fund.................    396,675  2009
      South Carolina Intermediate Tax-Free Fund..............    117,458  2008
      South Carolina Intermediate Tax-Free Fund..............     90,742  2009
      Virginia Intermediate Tax-Free Bond Fund...............    269,826  2008
      Virginia Intermediate Tax-Free Bond Fund...............    113,911  2009
      Capital Appreciation Fund..............................  1,454,298  2009
      Large Company Growth Fund..............................  1,715,152  2009
      Mid Cap Value Fund.....................................    935,073  2009
      Small Company Growth Fund..............................  4,380,353  2009
      International Equity Fund..............................    920,127  2009
      Capital Manager Aggressive Growth Fund.................     85,894  2009

  To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders.

  During the fiscal year ended September 30, 2001, the Funds paid long-term capital gain distributions as follows:

                                                                      Amount
                                                                    -----------
        West Virginia Intermediate Tax-Free Fund................... $   285,327
        Balanced Fund..............................................   5,588,475
        Large Company Value Fund...................................  19,406,748
        Large Company Growth Fund..................................  11,198,446
        Small Company Growth Fund..................................  43,004,139
        International Equity Fund..................................  13,448,278
        Capital Manager Conservative Growth Fund...................   1,752,001
        Capital Manager Moderate Growth Fund.......................   1,960,603
        Capital Manager Growth Fund................................   2,018,223

9. Other Federal Income Tax Information (Unaudited):

  For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2001 qualify for the corporate dividends received deduction for the following Funds:

                                                                      Percentage
                                                                      ----------
        Balanced Fund................................................   45.88%
        Large Company Value Fund.....................................   99.12%
        Large Company Growth Fund....................................   46.16%
        Mid Cap Value Fund...........................................  100.00%
        Small Company Growth Fund....................................    1.08%
        Capital Manager Conservative Growth Fund.....................    4.46%
        Capital Manager Moderate Growth Fund.........................    7.77%
        Capital Manager Growth Fund..................................   12.80%
        Capital Manager Aggressive Growth Fund.......................  100.00%

                                   Continued

BB&T FUNDS

                         Notes to Financial Statements
                               September 30, 2001


  During the fiscal year ended September 30, 2001, the following Funds declared tax-exempt income distributions:

                                                                     Tax-Exempt
                                                                    Distribution
                                                                    ------------
        North Carolina Intermediate Tax-Free Fund..................  $3,710,565
        South Carolina Intermediate Tax-Free Fund..................     648,059
        Virginia Intermediate Tax-Free Fund........................   2,954,544
        West Virginia Intermediate Tax-Free Fund...................   1,297,967*

          ---------
          *  For the tax period May 1, 2001 through September 30, 2001.

  Realized and foreign currency losses incurred after October 31st, within a Fund's fiscal year, are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such realized losses and foreign currency losses:

                                                                    Post-October
                                                                       Losses
                                                                    ------------
          Large Company Growth Fund................................ $30,416,282
          Small Company Growth Fund................................  61,790,690
          International Equity Fund................................  25,358,624
          Balanced Fund............................................   3,183,036

10. Special Meeting of Shareholders (Unaudited):

  On May 9, 2001, there was a special meeting of the Shareholders of the BB&T Funds. There was one proposal put forth for vote by the Shareholders of the Trust. The description of the proposal and the number of shares voted are as follows:

A. To elect the Board of Trustees of the Funds to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.

                                                             FOR     WITHHELD
        William E. Graham Jr. .......................... 754,515,434 3,361,911
        Thomas W. Lambeth............................... 754,568,573 3,308,772
        W. Ray Long..................................... 754,644,431 3,232,914
        Robert W. Stewart............................... 754,710,219 3,167,126
        Raymond K. McCulloch............................ 754,827,261 3,050,084
        Drew T. Kagan................................... 754,728,772 3,148,573
        Laura C. Bingham................................ 754,348,556 3,528,789
        Richard F. Baker................................ 754,595,803 3,281,542

  On July 16, 2001, there was a special meeting of Shareholders of the Arbor Fund to approve an Agreement and Plan of Reorganization pursuant to which each of the OVB Equity Income Portfolio, OVB Capital Appreciation Portfolio, OVB West Virginia Tax-Exempt Portfolio, OVB Government Securities Portfolio and OVB Prime Obligations Portfolio will transfer all of its assets to the BB&T Mid Cap Value Fund, BB&T Capital Appreciation Fund, BB&T West Virginia Intermediate Tax-Free Fund, BB&T Intermediate U.S. Government Bond Fund and Prime Money Market Fund, respectively, in exchange for Trust and Class A shares (collectively, "Shares") of the corresponding BB&T Fund and the assumption by such BB&T Fund of all liabilities of the OVB Fund, followed by the liquidation of the OVB Fund, and the distribution of Shares of the BB&T Fund to the shareholders of the OVB Fund. The description of each Fund's proposal and the number of shares voted are as follows:

                                   Continued

BB&T FUNDS

                         Notes to Financial Statements
                               September 30, 2001


A. Approval of the Agreement and Plan of Reorganization by and between The Arbor Fund and BB&T Funds providing for the transfer of all of the assets of the OVB Government Securities Portfolio to the BB&T Intermediate U.S. Government Bond Fund in exchange for Shares of the BB&T Intermediate U.S. Government Bond Fund and the assumption by the BB&T Intermediate U.S. Government Bond Fund of all of the liabilities of the OVB Government Securities Portfolio, followed by the liquidation of the OVB Government Securities Portfolio and the distribution of Shares of the BB&T Intermediate U.S. Government Bond Fund to the shareholders of the OVB Government Securities Portfolio.

                  FOR                       AGAINST                                     ABSTAIN
               3,789,431                     1,056                                        345

B. Approval of the Agreement and Plan of Reorganization by and between The Arbor Fund and BB&T Funds providing for the transfer of all of the assets of the OVB Prime Obligations Portfolio to the BB&T Prime Money Market Fund in exchange for Shares of the BB&T Prime Money Market Fund and the assumption by the BB&T Prime Money Market Fund of all of the liabilities of the OVB Prime Obligations Portfolio, followed by the liquidation of the OVB Prime Obligations Portfolio and the distribution of Shares of the BB&T Prime Money Market Fund to the shareholders of the OVB Prime Obligations Portfolio.

                  FOR                        AGAINST                                     ABSTAIN
               70,206,649                       0                                          922

C. Approval of the Agreement and Plan of Reorganization by and between The Arbor Fund and BB&T Funds providing for the transfer of all of the assets of the OVB Equity Income Portfolio to the BB&T Mid Cap Value Fund in exchange for Shares of the BB&T Mid Cap Value Fund and the assumption by the BB&T Mid Cap Value Fund of all of the liabilities of the OVB Equity Income Portfolio, followed by the liquidation of the OVB Equity Income Portfolio and the distribution of Shares of the BB&T Mid Cap Value Fund to the shareholders of the OVB Equity Income Portfolio.

                  FOR                       AGAINST                                     ABSTAIN
               4,323,509                     3,636                                       1,471

D. Approval of the Agreement and Plan of Reorganization by and between The Arbor Fund and BB&T Funds providing for the transfer of all of the assets of the OVB Capital Appreciation Portfolio to the BB&T Capital Appreciation Fund in exchange for Shares of the BB&T Capital Appreciation Fund and the assumption by the BB&T Capital Appreciation Fund of all of the liabilities of the OVB Capital Appreciation Portfolio, followed by the liquidation of the OVB Capital Appreciation Portfolio and the distribution of Shares of the BB&T Capital Appreciation Fund to the shareholders of the OVB Capital Appreciation Portfolio.

                  FOR                       AGAINST                                     ABSTAIN
               8,401,369                     1,836                                       2,595

E. Approval of the Agreement and Plan of Reorganization by and between The Arbor Fund and BB&T Funds providing for the transfer of all of the assets of the OVB West Virginia Tax-Exempt Portfolio to the BB&T West Virginia Intermediate Tax-Free Fund in exchange for Shares of the BB&T West Virginia Intermediate Tax-Free Fund and the assumption by the BB&T West Virginia Intermediate Tax-Free Fund of all of the liabilities of the OVB West Virginia Tax-Exempt Portfolio, followed by the liquidation of the OVB West Virginia Tax-Exempt Portfolio and the distribution of Shares of the BB&T West Virginia Intermediate Tax-Free Fund to the shareholders of the OVB West Virginia Tax-Exempt Portfolio.

                  FOR                       AGAINST                                     ABSTAIN
               7,643,643                     7,679                                        104

                          Independent Auditors' Report

To the Shareholders and Board of Trustees of the BB&T Funds:

  We have audited the accompanying statements of assets and liabilities of the BB&T Funds--Prime Money Market Fund, U.S. Treasury Money Market Fund, Short-Intermediate U.S. Government Income Fund, Intermediate U.S. Government Bond Fund, Intermediate Corporate Bond Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, West Virginia Intermediate Tax-Free Fund (formerly the OVB West Virginia Tax-Exempt Income Portfolio), Balanced Fund, Capital Appreciation Fund (formerly the OVB Capital Appreciation Portfolio), Large Company Value Fund (formerly the Growth and Income Stock Fund), Large Company Growth Fund, Mid Cap Value Fund (formerly the OVB Equity Income Portfolio), Small Company Growth Fund, International Equity Fund, Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Aggressive Growth Fund (collectively, the Funds), including the schedules of portfolio investments, as of September 30, 2001, and the related statements of operations and changes in net assets and the financial highlights for the periods indicated herein (for the period February 1, 2001 through September 30, 2001 for the West Virginia Intermediate Tax-Free Fund, Capital Appreciation Fund, and Mid Cap Value Fund). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The accompanying statements of changes in net assets and financial highlights for the West Virginia Intermediate Tax-Free Fund, Capital Appreciation Fund, and Mid Cap Value Fund for the periods ended January 31, 2001 and prior were audited by other auditors whose report thereon dated March 14, 2001 expressed an unqualified opinion on the financial statements and financial highlights.

  We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of September 30, 2001, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of September 30, 2001, the results of operations, changes in net assets and the financial highlights for the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP
Columbus, Ohio
November 20, 2001

                             [LOGO] BB&T Funds

                                 Annual Report
                               To Shareholders

                            INVESTMENT ADVISER
                    BB&T Asset Management, LLC
                  434 Fayetteville Street Mall
                             Raleigh, NC 27601

                                   DISTRIBUTOR
                           BISYS Fund Services
                             3435 Stelzer Road
                            Columbus, OH 43219

                                 LEGAL COUNSEL
                                  Ropes & Gray
                           1301 K Street, N.W.
                                  Suite 800 E.
                        Washington D. C. 20005

                                TRANSFER AGENT
                           BISYS Fund Services
                             3435 Stelzer Road
                            Columbus, OH 43219

                                      AUDITORS
                                      KPMG LLP
             191 W. Nationwide Blvd, Suite 500
                            Columbus, OH 43215


             ---------------------------------
                            September 30, 2001


                                         11/01